UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Novatel Wireless, Inc.
(Name of Registrant as Specified in Its Charter)

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July 30, 2015
Dear Stockholder:
You are cordially invited to attend a special meeting of the stockholders of Novatel Wireless, Inc., a Delaware corporation. The special meeting will be held on Monday, August 31, 2015 at 2:00 p.m., local time, at the Company’s headquarters located at 9645 Scranton Road, Suite 205, San Diego, California 92121.
Details of the matters to be voted upon and other business to be conducted at the special meeting are provided in the attached proxy statement and notice of special meeting of stockholders. Also included is a proxy card and postage-paid return envelope.
It is important that your shares be represented at the meeting. Whether or not you plan to attend, please complete, sign, date and promptly return your proxy card in the enclosed postage-paid return envelope. If you hold your shares through an account with a broker, dealer, bank or other nominee, please follow the instructions you receive from them to vote your shares.
We look forward to seeing you at the special meeting.

Sincerely,

Alex Mashinsky
Chief Executive Officer

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held on August 31, 2015

A special meeting (the “Special Meeting”) of the stockholders of Novatel Wireless, Inc., a Delaware corporation (the “Company”), will be held on Monday, August 31, 2015 at 2:00 p.m., local time, at the Company’s headquarters located at 9645 Scranton Road, Suite 205, San Diego, California 92121. The Special Meeting will be held for the following purposes:

1.
To approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of the Company’s common stock from 100,000,000 shares to 150,000,000 shares;

2.
To approve the Company's use of proceeds raised from the issuance of the Company’s 5.50% Convertible Senior Notes due 2020 (the “Notes”) in the private placement that closed on June 10, 2015 (the “Financing”) to fund the acquisition of DigiCore Holdings Limited (“DigiCore”), as required by and in accordance with the applicable rules of The NASDAQ Stock Market LLC; and

3.	To consider any other business properly brought before the Special Meeting or any adjournment or postponement thereof.

It is important to understand that the Company is not required to seek, nor is it seeking, stockholder approval of the acquisition of DigiCore. Rather, the Company is only seeking approval to use the proceeds obtained from the Financing to fund the acquisition of DigiCore. Because the Notes are fully convertible into shares of the Company’s common stock without stockholder approval, the approval of Proposal 2 above will not result in any additional dilution to the holders of shares of the Company’s common stock. However, absent stockholder approval of Proposal 2 above, the applicable rules of The NASDAQ Stock Market LLC may limit the Company’s ability to use the proceeds of the Financing to consummate the acquisition of DigiCore. Because we are seeking your approval to use the net proceeds from the Financing in connection with the acquisition of DigiCore, we have included in this proxy statement certain material information regarding DigiCore and the proposed acquisition.
Information concerning the matters to be voted upon at the Special Meeting is set forth in the accompanying proxy statement. Holders of record of the Company’s common stock as of the close of business on July 24, 2015, are entitled to notice of, and to vote at, the Special Meeting and, unless the Board of Directors of the Company fixes a new record date, at any adjournments or postponements thereof.
Your vote is very important. Whether or not you plan to attend the Special Meeting, please complete, sign, date and promptly return your proxy card in the enclosed postage-paid return envelope. If you hold shares through an account with a broker, dealer, bank or other nominee, please follow the instructions you receive from them to vote your shares.

By Order of the Board of Directors,

Lance Bridges
Senior Vice President, General Counsel and Secretary

San Diego, California
July 30, 2015

TABLE OF CONTENTS

PAGE
PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND THE SPECIAL MEETING	1
SUMMARY OF THE PROPOSED ACQUISITION OF DIGICORE	5
PROPOSAL 1 – APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK FROM 100,000,000 SHARES TO 150,000,000 SHARES	8
PROPOSAL 2 – APPROVAL OF THE COMPANY'S USE OF PROCEEDS RAISED FROM THE ISSUANCE OF THE COMPANY’S 5.50% CONVERTIBLE SENIOR NOTES DUE 2020 IN THE PRIVATE PLACEMENT THAT CLOSED ON JUNE 10, 2015 TO FUND THE ACQUISITION OF DIGICORE HOLDINGS LIMITED, AS REQUIRED BY AND IN ACCORDANCE WITH THE APPLICABLE RULES OF THE NASDAQ STOCK MARKET LLC	10
RISKS RELATED TO THE PROPOSED ACQUISITION OF DIGICORE	13
OUR ACQUISITION STRATEGY	18
Generally	18
Our Recent Acquisition of RER	18
Our Proposed Acquisition of DigiCore	18
Background of Proposed Acquisition of DigiCore	19
THE TRANSACTION IMPLEMENTATION AGREEMENT	22
The Proposed Acquisition	22
Scheme Consideration	22
Financing of the Acquisition	22
Treatment of DigiCore Employee Options	23
Pre-Conditions to Distribution of Scheme Documents and Scheme Meeting	23
Representations and Warranties	23
DigiCore Material Adverse Change	24
Certain Covenants of the Parties	24
No Solicitation	25
Conditions to Completion of the Scheme	25
DigiCore's Independent Board	25
Scheme Meeting	25
Completion of the Scheme	25
Substitute Offer	25
Termination of the TIA	26
Termination Fees	26
Governing Law	26
OTHER AGREEMENTS RELATED TO THE PROPOSED ACQUISITION OF DIGICORE	27
Employment Agreements with DigiCore Executives	27

NOVATEL WIRELESS, INC.
9645 SCRANTON ROAD, SUITE 205
SAN DIEGO, CALIFORNIA 92121

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND THE SPECIAL MEETING
Why am I receiving this Proxy Statement?
This proxy statement (this “Proxy Statement”) is being sent to you on behalf of the Board of Directors (the “Board”) of Novatel Wireless, Inc., a Delaware corporation (the “Company”), to solicit your proxy to vote at a special meeting of the stockholders of the Company to be held on Monday, August 31, 2015 at 2:00 p.m., local time, at the Company’s headquarters located at 9645 Scranton Road, Suite 205, San Diego, California 92121 (the “Special Meeting”), and to the extent applicable, any adjournment or postponement thereof. The eligible shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Special Meeting. You are invited to attend the Special Meeting to vote in person on the proposals described in this Proxy Statement.
This Proxy Statement and the enclosed proxy card are first being mailed to the Company’s stockholders on or about August 3, 2015.
What matters will be considered at the Special Meeting?
At the Special Meeting, the Company’s stockholders will be asked:

•
To approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of the Company’s common stock from 100,000,000 shares to 150,000,000 shares (“Proposal 1”);

•
To approve the Company's use of proceeds raised from the issuance of the Company’s 5.50% Convertible Senior Notes due 2020 (the “Notes”) in the private placement that closed on June 10, 2015 (the “Financing”), to fund the acquisition of DigiCore Holdings Limited (“DigiCore”), as required by and in accordance with the applicable rules of The NASDAQ Stock Market LLC (“Proposal 2”); and

•	To consider any other business properly brought before the Special Meeting or any adjournment or postponement thereof.
With respect to Proposal 2 described above, it is important to understand that the Company is not required to seek, nor is it seeking, stockholder approval of the acquisition of DigiCore. Rather, the Company is only seeking approval to use the proceeds obtained from the Financing to fund the acquisition of DigiCore. Because the Notes are fully convertible into shares of the Company’s common stock without stockholder approval, the approval of Proposal 2 will not result in any additional dilution to the holders of shares of the Company’s common stock. However, absent stockholder approval of Proposal 2 above, the applicable rules of The NASDAQ Stock Market LLC may limit the Company’s ability to use the proceeds of the Financing to consummate the acquisition of DigiCore.
Who is entitled to vote at the Special Meeting?
Stockholders of record of our common stock as of the close of business on July 24, 2015 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting. If your shares of common stock were registered directly in your name with the Company’s transfer agent, Computershare Trust Company, at the close of business on the Record Date, then you are a holder of record and are entitled to notice of, and to vote at, the Special Meeting. If your shares were not directly held in your name, but were held through an account with a broker, dealer, bank or other nominee at the close of business on the Record Date, then your shares are held in “street name” and the organization holding your account is considered the holder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to instruct your broker, dealer, bank or other nominee on how to vote your shares and are invited to attend the Special Meeting. However, since you are not the holder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker, dealer, bank or other nominee.

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How many votes do I have?
Each holder of record as of the close of business on the Record Date is entitled to one vote for each share of common stock held by such holder on the Record Date. As of the Record Date, 52,470,660 shares of our common stock were outstanding and entitled to vote at the Special Meeting.
What are the Board’s recommendations on how I should vote my shares?
The Board recommends a vote:

1.
FOR Proposal 1 — the approval of an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of the Company’s common stock from 100,000,000 shares to 150,000,000 shares;

2.
FOR Proposal 2 — the approval of the Company's use of proceeds raised from the issuance of the Notes in the Financing to fund the acquisition of DigiCore, as required by and in accordance with the applicable rules of The NASDAQ Stock Market LLC; and

3.	At the discretion of the proxy holders with respect to any other matter that is properly presented at the Special Meeting.
How do I cast my vote?
You may vote “FOR,” “AGAINST” or abstain from voting for the matters to be voted on.
If you are a stockholder of record, you can vote in person at the Special Meeting or by proxy prior to the Special Meeting. The Special Meeting will be held at 2 p.m. local time at our headquarters located at 9645 Scranton Road, Suite 205, San Diego, California 92121. You may call the Company’s Secretary by telephone at (858) 812-3400 to obtain directions to the Special Meeting. If you decide to vote by proxy, you may do so in any one of the following three ways:

•
By telephone. You may vote your shares 24 hours a day by calling the number listed on your proxy card, and following the instructions provided by the recorded message. You will need to enter identifying information that appears on your proxy card. The telephone voting system allows you to confirm that your votes were properly recorded.

•
By Internet. You may vote your shares 24 hours a day by logging onto a secure website, which will be listed on your proxy card, and following the instructions provided. You will need to enter identifying information that appears on your proxy card. As with the telephone voting system, you will be able to confirm that your votes were properly recorded.

•	By mail. If you received a proxy card, you may complete, sign, date and promptly return the enclosed proxy card to the Secretary of the Company in the postage-paid return envelope that was provided.
If you submit a valid proxy to us before the Special Meeting, we will vote your shares as you direct (unless your proxy is subsequently revoked in the manner described below). Telephone and Internet voting are available through 1:00 a.m. Pacific time on Monday, August 31, 2015. If you vote by mail, your proxy card must be received before the Special Meeting to assure that your vote is counted.
If your shares are held in “street name,” your broker, dealer, bank or other nominee will provide you with instructions on how to vote your shares. To be sure your shares are voted in the manner you desire, you should instruct your broker, dealer, bank or other nominee on how to vote your shares. Instructing your broker, dealer, bank or other nominee how to vote your shares is important due to the stock exchange rule that prohibits your broker, dealer, bank or other nominee from voting your shares with respect to certain proposals without your express voting instructions. If you hold your shares in “street name” and wish to attend the Special Meeting and vote your shares in person, you must obtain a valid proxy from your broker, dealer, bank or other nominee.
Can I revoke my proxy?
Yes. However, your presence at the Special Meeting will not automatically revoke your proxy. If you are a registered holder, you may change or revoke your proxy at any time before a vote is taken at the meeting by giving notice to the Company’s Secretary in writing during the Special Meeting or in advance of the meeting by executing and forwarding to the Company’s Secretary a later-dated proxy or by voting a later proxy over the telephone or the Internet. If your shares are held in “street name,” you should check with the broker, dealer, bank or other nominee that holds your shares to determine how to change or revoke your vote.

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What if I return a signed proxy card but do not provide voting instructions?
All properly submitted proxies, unless revoked in the manner described above, will be voted at the Special Meeting in accordance with your instructions on the proxy. If a properly executed proxy gives no specific voting instructions, the shares of common stock represented by your proxy will be voted:

•
FOR Proposal 1 — the approval of an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of the Company’s common stock from 100,000,000 shares to 150,000,000 shares;

•
FOR Proposal 2 — the approval of the Company's use of proceeds raised from the issuance of the Notes in the Financing to fund the acquisition of DigiCore, as required by and in accordance with the applicable rules of The NASDAQ Stock Market LLC; and

•	at the discretion of the proxy holders with respect to any other matter that is properly presented at the Special Meeting.
What will constitute a quorum at the Special Meeting?
Holders of a majority of shares of our common stock entitled to vote at the Special Meeting must be present at the Special Meeting, in person or by proxy, to constitute a quorum necessary to conduct business at the Special Meeting. Your shares will be counted toward the quorum if you submit a properly executed proxy or vote at the Special Meeting. In addition, abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting. A broker non-vote occurs when a broker, dealer, bank or other nominee holding shares for a beneficial owner submits a proxy for a meeting but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. If there is no quorum, then either the chairman of the meeting or the holders of a majority in voting power of the shares of common stock that are entitled to vote at the meeting, present in person or by proxy, may adjourn the meeting to a later date.
How many votes are required to approve each Proposal?
Proposal 1. The approval of the amendment to our Amended and Restated Certificate of Incorporation will require the affirmative vote of the holders of a majority of the common stock issued and outstanding and entitled to vote at the Special Meeting. Abstentions and broker non-votes will have the same effect as a vote “against” Proposal 1.
Proposal 2. The approval of the Company's use of proceeds raised from the issuance of the Notes to fund the acquisition of DigiCore, as required by and in accordance with the applicable rules of The NASDAQ Stock Market LLC, requires the affirmative vote of the holders of a majority of the common stock present, in person or by proxy, and entitled to vote at the Special Meeting. Abstentions will have the same effect as a vote “against” Proposal 2. Broker non-votes will have no effect on Proposal 2.
What does it mean if I received more than one proxy card?
If you received more than one proxy card, your shares are likely registered in more than one name or are held in more than one account. Please complete, sign, date and promptly return each proxy card to ensure that all your shares are voted.
Where else are the proxy materials available?
The Proxy Statement and related materials are available for your review at www.nvtl.com/proxymaterials.
Who will bear the costs of soliciting votes for the Special Meeting?
The Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. The Company intends to retain Alliance Advisors (or a similar proxy solicitation firm) to aid in the solicitation of proxies. We currently estimate the fees payable to such firm in connection with proxy solicitation services to be approximately $30,000, plus reimbursement of out-of-pocket expenses. In addition, we may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to such beneficial owners. Our directors, officers and employees may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

3

Where can I find the voting results of the Special Meeting?
The preliminary voting results will be announced at the Special Meeting. The final voting results will be reported in a current report on Form 8-K, which will be filed with the Securities and Exchange Commission (the “SEC”), within four business days after the Special Meeting. If our final voting results are not available within four business days after the Special Meeting, we will file a current report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the current report on Form 8-K within four business days after the final voting results are known to us.
IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 31, 2015: The Proxy Statement and related materials are available at www.nvtl.com/proxymaterials.

4

SUMMARY OF THE PROPOSED ACQUISITION OF DIGICORE

The following is a summary of the material provisions of the Transaction Implementation Agreement, dated June 18, 2015 (the “TIA”), entered into by and between the Company and DigiCore in connection with the proposed acquisition of DigiCore by the Company, but does not purport to describe all of the terms of the TIA. The following summary is qualified in its entirety by reference to the complete text of the TIA, a copy of which is attached as Annex A to this Proxy Statement and is incorporated herein by reference. This summary may not contain all of the information about the TIA that is important to you. You should refer to the full text of the TIA for details of the transaction and the terms and conditions of the proposed acquisition.

It is important to understand that the Company is not required to seek, nor is it seeking, stockholder approval of the acquisition of DigiCore. Rather, the Company is only seeking approval to use the proceeds obtained from the Financing to fund the acquisition of DigiCore, as more fully described in Proposal 2 beginning on page 10.

Parties to the Acquisition
The Company is a Delaware corporation and our common stock is traded on the NASDAQ Global Select Market under the symbol “MIFI.” Our address is 9645 Scranton Road Suite 205, San Diego, CA 92121, and our telephone number is (858) 320-8800.
Founded in 1996, we are a provider of intelligent wireless solutions for the worldwide mobile communications market, headquartered in San Diego, CA. Our broad range of products principally includes intelligent mobile hotspots, USB modems, embedded modules, integrated asset-management and mobile tracking machine-to-machine ("M2M") devices, communications and applications software and cloud services. We operate in the wireless communications industry in the Mobile Computing Products-segment and the M2M Products and Solutions-segment.
For more detailed information about us, see our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, our Quarterly Report on Form 10-Q for the period ended March 31, 2015, and other reports and filings we may make from time to time with the SEC, all of which are available at www.sec.gov.
DigiCore is a South African company with its ordinary shares traded on the JSE Limited stock exchange under the symbol “DGC.” DigiCore’s address is DigiCore Building, Regency Office Park, 9 Regency Drive, Route 21 Corporate Park, Irene Ext 30, Centurion, South Africa, and its telephone number is +27 0 12 450 2222.

The Transaction
On June 18, 2015, we entered into the TIA with DigiCore. The TIA provides for the acquisition of 100% of the issued and outstanding ordinary shares of DigiCore for a purchase price of 4.40 South African Rand per ordinary share (the “Scheme Price Per Share”). We use the terms “R”, “Rand” and “ZAR” in this proxy statement to refer to the lawful currency of South Africa.
The acquisition will be effected pursuant to a scheme of arrangement under South African law (the “Scheme”). Because the Scheme will be implemented in accordance with the laws of South Africa, the transaction will be subject to the approval of various South African governmental bodies, including the Takeover Regulation Panel in South Africa (the “TRP”). In addition, to the extent required, the consummation of the acquisition will be further subject to the approval of the Financial Surveillance Department of the South African Reserve Bank, and by the JSE Limited, the stock exchange on which the DigiCore ordinary shares are publicly traded. Upon consummation of the acquisition, DigiCore will become an indirect wholly-owned subsidiary of the Company.
See the section entitled “Our Acquisition Strategy - Our Proposed Acquisition of DigiCore.”

The Consideration
The Company will pay cash of approximately $87 million (based on currency exchange rates in effect at the time that the TIA was executed); provided that, the total cash consideration under the Scheme shall in no event exceed 1,094,223,363.20 South African Rand, or approximately $88.3 million (which amount is based on currency exchange rates in effect at the time that the TIA was executed) (the “Maximum Consideration Amount”) for the acquisition of DigiCore.
See the section entitled “The Transaction Implementation Agreement - Scheme Consideration.”

5

Treatment of DigiCore Employee Options
Each holder of an unvested in-the-money option to acquire ordinary shares of DigiCore will receive a number of replacement options to purchase shares of the Company’s common stock, determined on the basis of a standard option exchange ratio of the Scheme Price Per Share, in relation to the 15-day volume weighted average price of the Company’s common stock immediately prior to the completion of the acquisition, at an exercise price per share determined on the basis of the U.S. dollar equivalent, at the prevailing exchange rate for the South African Rand.
Each holder of a vested in-the-money option to acquire ordinary shares of DigiCore will receive an amount in cash equal to the Scheme Price Per Share, less the exercise price of the relevant in-the-money option.
Out-of-the-money options to acquire ordinary shares of DigiCore, whether vested or unvested, will be forfeited without consideration or replacement therefor.
See the section entitled “The Transaction Implementation Agreement - Treatment of DigiCore Employee Options.”

Pre-Conditions to Distribution of Transaction Documents
Under South African law, DigiCore is required to hold a shareholders meeting to approve the transaction (the “Scheme Meeting”). Prior to the Scheme Meeting, DigiCore is required to prepare and circulate statutorily required documents describing the material terms of the transaction (the “Scheme Documents”). Circulation of the Scheme Documents to the shareholders of DigiCore is conditioned upon, among other things, certain key employees of DigiCore waiving their existing change of control arrangements, approval of the transaction by certain regulatory and governmental entities in South Africa, confirmation that there has been no DigiCore material adverse change and the receipt by the Company of irrevocable undertakings from DigiCore’s shareholders holding not less than 50% of the outstanding ordinary shares of DigiCore whereby such shareholders have agreed to vote in favor of the transaction.
See the section entitled “The Transaction Implementation Agreement - Pre-Conditions to Distribution of Scheme Documents and Scheme Meeting.”

Conditions to Completion of the Transaction
The completion of the acquisition is subject to the satisfaction or waiver of certain conditions on or before December 15, 2015, including but not limited to, the absence of a DigiCore material adverse change, approval of the Scheme by at least 75% of the outstanding ordinary shares represented at the Scheme Meeting and the grant of any governmental approvals necessary to effect and implement the Scheme.
See the section entitled “The Transaction Implementation Agreement - Conditions to Completion of the Scheme.”

Substitute Offer
If the Scheme is not approved by at least 75% of the outstanding ordinary shares represented at the Scheme Meeting, or if certain conditions have not been met or waived, the Scheme will not become effective and a substitute offer will be deemed to have been made by the Company to the holders of ordinary shares (the “Substitute Offer”) with the same terms and conditions of the Scheme, provided that the Substitute Offer will be subject to the additional condition that the holders of at least 90%, or a lower percentage specified by the Company, of the outstanding ordinary shares of DigiCore accept the Substitute Offer.
See the section entitled “The Transaction Implementation Agreement - Substitute Offer.”

Termination of the Agreement
The TIA may be terminated under certain circumstances, including but not limited to, a material breach of the TIA by DigiCore or the occurrence of a material adverse change of DigiCore.
See the section entitled “The Transaction Implementation Agreement - Termination of the TIA.”

Termination Fees
DigiCore must pay us a termination fee of approximately $800,000 if we terminate the TIA under certain circumstances.
See the section entitled “The Transaction Implementation Agreement - Termination Fees.”

6

Irrevocable Undertakings
In connection with the proposed acquisition, the Company has obtained irrevocable undertakings from holders of approximately 60% of the outstanding ordinary shares of DigiCore that provide, among other things, that such stockholders vote in favor of the Scheme at the Scheme Meeting.

7

PROPOSAL 1

APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK FROM 100,000,000 SHARES TO 150,000,000 SHARES

Overview

The Company is currently authorized to issue 100,000,000 shares of common stock, $0.001 par value per share, of which 50,309,122 shares were issued and outstanding as of June 30, 2015 and an additional 47,166,466 were reserved for issuance as of such date. The following table reflects the number of authorized, outstanding, reserved and unreserved shares of common stock as of June 30, 2015:

Number of Common Shares
Total Authorized Shares of Common Stock	100,000,000
Less: Issued and Outstanding Shares of Common Stock	50,309,122
Shares of Common Stock Available for Future Issuance	49,690,878

Shares of Common Stock Reserved for Future Issuance
Outstanding Equity Awards	6,770,898
Outstanding Warrants	1,886,630
Outstanding Notes(1)	30,000,000
Consideration to Former Shareholders of RER(2)	3,225,806
2009 Omnibus Incentive Compensation Plan	4,063,131
2000 Employee Stock Purchase Plan	1,220,001
Total Shares of Common Stock Reserved	47,166,466
Unreserved Common Shares Available for Issuance	2,524,412
_________________________

(1)
The Notes are initially convertible into 24,000,000 shares of the Company’s common stock, based on an initial conversion rate of 200.0000 shares of common stock per $1,000 principal amount of Notes (which is equivalent to an initial conversion price of $5.00 per share of common stock). The conversion rate is subject to adjustment if certain events occur; provided that, in no event will the conversion rate exceed 250 shares of common stock per $1,000 principal amount of Notes (which is equivalent to an initial conversion price of $4.00 per share of common stock, or a maximum of 30,000,000 shares of common stock).

(2)	Estimated based on the closing price of our common stock on March 27, 2015, the closing date of our acquisition of R.E.R Enterprises, Inc. (“RER”).

Text of the Proposed Amendment

We propose to amend and restate Section (A) of ARTICLE IV of the Amended and Restated Certificate of Incorporation of the Company, as amended, to read in its entirety as follows:

“(A) The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is One Hundred Fifty-Two Million (152,000,000) shares each with a par value of $0.001 per share. One Hundred Fifty Million (150,000,000) shares shall be Common Stock and Two Million (2,000,000) shares shall be Preferred Stock.”

Purpose of the Proposed Amendment

The principal purpose of this proposal is to authorize additional shares of common stock for general corporate purposes. As an example, the Board may in the future determine that it is appropriate or necessary to raise additional capital through the sale of equity securities, convertible debt securities or other equity linked securities, or to use Company securities to acquire another company or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers (subject to additional stockholder approvals as required), to distribute future stock dividends or for other corporate purposes.

8

The availability of additional shares of common stock is particularly important in the event that the Board needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock. If the amendment is approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, unless stockholder approval is otherwise required by law or the rules of The NASDAQ Stock Market LLC.

Except as described above and elsewhere in this Proxy Statement, we have no plans, understandings, commitments, agreements or undertakings concerning the issuance of any such additional shares. The Board believes that the proposed increase in the number of authorized shares of common stock is in the best interests of the Company and its stockholders.

Potential Effects of the Proposed Amendment

Following the increase in the number of authorized shares, each share of authorized common stock will have the same rights and privileges as each existing share of common stock. As such, the amendment will not have an immediate effect on the rights, privileges or preferences of the Company’s existing stockholders. The issuance of additional shares of the newly authorized common stock, however, would decrease the percentage ownership of the Company’s existing stockholders and, depending upon the price at which such shares are issued, could be dilutive to the Company’s existing stockholders. The common stock carries no preemptive rights to subscribe to any issue of the same or other capital stock of the Company. The availability of the additional shares resulting from the increase in authorized shares could also have an anti-takeover effect by making it more difficult and less desirable for a third party to seek to gain control of the Company.

Timing of the Proposed Amendment

If the proposed amendment to increase the number of authorized shares of common stock is approved by the Company’s stockholders, the increase will become effective immediately upon the filing of a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware, which we expect to file promptly after the Special Meeting. If the proposed amendment is not approved by the Company’s stockholders, the number of authorized shares of common stock will remain unchanged.

Vote Required and Board Recommendation

The approval of this amendment to our Amended and Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the common stock issued and outstanding and entitled to vote at the Special Meeting. Abstentions and broker non-votes will have the same effect as a vote AGAINST this Proposal.

The Board recommends a vote “FOR” Proposal 1.

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PROPOSAL 2

APPROVAL OF THE COMPANY'S USE OF PROCEEDS RAISED FROM THE ISSUANCE OF THE COMPANY’S 5.50% CONVERTIBLE SENIOR NOTES DUE 2020 IN THE PRIVATE PLACEMENT THAT CLOSED ON JUNE 10, 2015 TO FUND THE ACQUISITION OF DIGICORE HOLDINGS LIMITED, AS REQUIRED BY AND IN ACCORDANCE WITH THE APPLICABLE RULES OF THE NASDAQ STOCK MARKET LLC

In General

On June 10, 2015, the Company completed a private placement of Notes in the aggregate principal amount of $120.0 million. The Notes are governed by an Indenture, dated June 10, 2015 (the “Indenture”), entered into between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”). The Notes were sold at 100% of par, resulting in net proceeds to the Company, after deducting the placement agent’s fees and offering expenses, of approximately $116.1 million.

As described in the private placement materials provided to the investors in connection with the Financing, the Company expects to use the proceeds from the offering to finance proposed acquisitions of, or investments in, complementary businesses, products, services and technologies and to pay fees and expenses related to such acquisitions and for general corporate purposes.

The Financing was approved by the Board on June 4, 2015. The Board determined that the Financing was advisable and in the best interest of the stockholders of the Company for a number of reasons, including the need to raise funds for potential acquisitions and general corporate purposes. In reaching its determination, the Board also considered potential alternate financing sources and the risks that would be involved with delaying the Financing given the Company’s cash position.

Prior to the closing of the Financing on June 10, 2015, the Company was actively considering and, in some cases, in discussions and negotiations with respect to several strategic acquisitions, including negotiations for the acquisition of DigiCore. At the time of the closing of the Financing, the Company had not yet entered into a binding obligation to acquire DigiCore, or any other company, and it was uncertain whether the Company would be able to complete any of the acquisitions under consideration. Because the Company could not determine at that time that it was reasonably likely to complete any acquisition on terms acceptable to the Company, if at all, the Company determined that it would be inappropriate, and potentially misleading, to seek approval of its stockholders to use the proceeds of the Financing for any specific acquisition, including the acquisition of DigiCore, at the time of the Financing.

Impact of the NASDAQ Rules on the DigiCore Acquisition

Our common stock is listed on The NASDAQ Global Select Market and, as such, we are subject to the NASDAQ Listing Rules. NASDAQ Listing Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with an acquisition of the stock or assets of another company where the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

As described above, we completed the Financing on June 10, 2015. Because the Company was actively engaged in discussions regarding several potential acquisition targets, but had not yet entered into definitive agreements with respect to any such acquisitions, in order to complete the Financing in accordance with the NASDAQ Listing Rules, we provided NASDAQ with an undertaking pursuant to which we acknowledged that we would not be permitted to use proceeds of the Financing in excess of the proceeds that could have been raised pursuant to NASDAQ Rule 5635(a) to finance any acquisition that NASDAQ determines has been made “in connection with” the Financing, without first obtaining stockholder approval. We estimate that the amount of proceeds from the Financing that could be used to finance the acquisition of any company under consideration, including DigiCore, without stockholder approval pursuant to NASDAQ Rule 5635(a), is approximately $40.2 million.
Due to the close proximity of the timing of the DigiCore acquisition to the Financing, among other factors, we believe that NASDAQ may conclude that the Financing was completed “in connection with” the acquisition of DigiCore and that stockholder approval of the Financing would be required under NASDAQ Listing Rule 5635(a) in order to permit the Company to use the net proceeds of the Financing, without limitation, to fund the acquisition of DigiCore. Thus, the Company believes it is in the best interests of the Company and its stockholders to obtain stockholder approval to use the proceeds obtained from the Financing to fund the acquisition of DigiCore.

It is important to understand that the Company is not required to, nor is it seeking, stockholder approval of the acquisition of DigiCore. Rather, the Company is only seeking approval to use the proceeds obtained from the Financing to fund the acquisition of DigiCore. Because the Notes are fully convertible into shares of the Company’s common stock

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without stockholder approval, the approval of Proposal 2 above will not result in any additional dilution to the holders of shares of the Company’s common stock. However, absent stockholder approval of Proposal 2 above, the applicable rules of The NASDAQ Stock Market LLC may limit the Company’s ability to use the proceeds of the Financing to consummate the acquisition of DigiCore.

Acquisition of DigiCore

Because we are seeking approval to use the net proceeds from the Financing to finance the acquisition of DigiCore, we have included in this Proxy Statement certain material information related to DigiCore and the proposed acquisition.

As discussed above, on June 18, 2015, we entered into the TIA with DigiCore. The TIA provides for the acquisition of 100% of the issued and outstanding ordinary shares of DigiCore. The acquisition will be effected pursuant to a Scheme implemented in accordance with the laws of South Africa, and certain aspects of the transaction will be subject to the approval of the TRP. Upon consummation of the acquisition, DigiCore will become an indirect wholly-owned subsidiary of the Company.

As consideration for the acquisition, the Company will pay 4.40 South African Rand per outstanding ordinary share of DigiCore (with the exception of certain excluded shares, including treasury shares), for a total cash purchase price of approximately $87 million (which amount is based on currency exchange rates in effect at the time that the TIA was executed); provided that, the total cash consideration under the Scheme shall in no event exceed the Maximum Consideration Amount. The total cash purchase price has been guaranteed, on behalf of the Company, by a registered South African bank. To obtain such guarantee, the Company placed into escrow with the South African bank the Maximum Consideration Amount of 1,094,223,363.20 South African Rand (approximately $88.3 million based on currency exchange rates in effect at the time the TIA was executed).

The TIA is subject to termination in certain circumstances set forth in the TIA and will automatically terminate if all closing conditions are not satisfied by December 15, 2015, or such later date as the parties may agree to in writing.

For additional information about our acquisition of DigiCore, including a detailed summary of the terms of the TIA, see the sections entitled “Our Acquisition Strategy - Proposed Acquisition of DigiCore” and “The Transaction Implementation Agreement.”

The Company’s Cash Position

The Company’s principal sources of liquidity are existing cash, cash equivalents, marketable securities and cash generated from operations. As of March 31, 2015, the Company had on hand cash and cash equivalents of approximately $9.4 million. The proceeds to the Company from the Financing, after deducting the placement agent’s fees and offering expenses, were approximately $116.1 million. As described above, in connection with entering into the TIA, the Company placed into escrow with a South African bank the Maximum Consideration Amount of 1,094,223,363.20 South African Rand (approximately $88.3 million based on currency exchange rates in effect at the time the TIA was executed) to be used as consideration for the completion of the acquisition of DigiCore.

Potential Effects if Proposal 2 is Approved

If Proposal 2 is approved, the Company will be permitted to use the proceeds of the Financing, without limitation, to finance the acquisition of DigiCore.

Potential Effects if Proposal 2 is Not Approved

If Proposal 2 is not approved by the Company’s stockholders, and NASDAQ determines that the Financing was undertaken “in connection with” the acquisition of DigiCore, we will not be permitted to use the proceeds of the Financing in excess of the proceeds that could have been raised pursuant to NASDAQ Listing Rule 5635(a) to finance the acquisition of DigiCore. We estimate that the amount of proceeds that could have been raised to finance the acquisition, without stockholder approval pursuant to NASDAQ Listing Rule 5635(a), is approximately $40.2 million. The total cash purchase price of the DigiCore acquisition, as currently contemplated, is approximately $87 million (based on currency exchange rates in effect at the time that the TIA was executed); provided that, the total cash consideration under the Scheme shall in no event exceed the Maximum Consideration Amount, which means that if Proposal 2 is not approved by the Company’s stockholders, we may need to obtain alternate financing for the $46.8 million, or more, of the DigiCore cash purchase price that exceeds the proceeds that could have been raised to finance the acquisition without stockholder approval pursuant to NASDAQ Listing Rule 5635(a). Such alternate financing may not be available on terms acceptable to us, or at all.

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We have already placed the Maximum Consideration Amount for the DigiCore acquisition in escrow with a South African bank which has provided a demand guarantee in favor of the TRP for the cash consideration payable in connection with the acquisition. This means that even if Proposal 2 is not approved by the Company’s stockholders and we are not able to obtain alternate financing, the proceeds of the Financing may still be used to consummate the acquisition which would, if NASDAQ determines that the Financing was undertaken “in connection with” the acquisition of DigiCore, be a violation of NASDAQ Listing Rule 5635(a) and our common stock would be subject to delisting from the NASDAQ Global Select Market.

If our common stock ceases to be listed or quoted on any of the NASDAQ Stock Market or the New York Stock Exchange (or any of their respective successors), a fundamental change will be deemed to have occurred under the terms of the Indenture which would give every holder of Notes the right to require us to repurchase for cash all of their Notes, or any portion of their Notes, at a price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest. If a fundamental change were to occur, we may not have enough funds to pay the fundamental change repurchase price and such payments may be prohibited by the terms of the agreement governing our revolving credit facility. In addition, our ability to repurchase the Notes for cash may be limited by restrictions on our ability to obtain funds for such repurchase through dividends from our subsidiaries, the terms of our future borrowing arrangements or otherwise. If we fail to repurchase the Notes when required following a fundamental change, we will be in default under the Indenture. A default under the Indenture would be a default under our credit agreement and could also lead to a default under agreements governing our future indebtedness.

Delisting would also have a material adverse impact on our stockholders’ ability to sell their shares and would likely cause a material decline in the trading price of our common stock.

The vote on this Proposal 2, whether “FOR” or “AGAINST”, will have no effect on the ability of the holders of the Notes to convert such Notes into shares of the Company’s common stock in accordance with the terms of the Notes.

Recommendation and Vote Required

The approval of the Company's use of proceeds raised from the Financing to fund the acquisition of DigiCore, as required by and in accordance with the applicable rules of The NASDAQ Stock Market LLC, requires the affirmative vote of the holders of a majority of the common stock present, in person or by proxy, and entitled to vote at the Special Meeting. Because abstentions are counted as present for purposes of the vote on this Proposal 2 but are not votes FOR this Proposal 2, they have the same effect as votes AGAINST this Proposal 2. Broker non-votes will not have any effect on this Proposal 2.

The Board recommends a vote “FOR” Proposal 2.

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RISKS RELATED TO THE PROPOSED ACQUISITION OF DIGICORE

As discussed above, we are seeking stockholder approval of the Company’s use of proceeds raised from the issuance of the Notes in the Financing to fund the acquisition of DigiCore, as required by and in accordance with the applicable rules of The NASDAQ Stock Market LLC. You should carefully consider the risks described below related to our proposed acquisition of DigiCore before deciding how to vote on Proposal 2. In addition, you should carefully consider, among other things, the matters discussed under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014 and other reports subsequently filed by us with the SEC. The risks and uncertainties described below are not the only ones related to the proposed acquisition of DigiCore. Additional risks and uncertainties regarding DigiCore not presently known to us or that our management currently deems immaterial also may impair our business operations. If any of the risks described below were to occur, our business, financial condition, operating results and cash flows could be materially adversely affected. In such an event, the trading price of our common stock could decline and you could be materially and adversely impacted. The risks discussed below also include forward-looking statements and our actual results may differ substantially from those discussed in these forward-looking statements.

Although the Notes issued in the Financing are fully convertible into shares of the Company’s common stock, without stockholder approval, the NASDAQ Listing Rules may limit our ability to use the proceeds of the Financing to consummate the acquisition of DigiCore.

NASDAQ Listing Rule 5635(a) requires stockholder approval where, among other things, in connection with an acquisition of the stock or assets of another company, we issue a number of shares of our common stock that equals or exceeds 20% of the total number of shares of our common stock or voting power outstanding before the transaction. As of June 2, 2015, there were 50,292,193 shares of our common stock outstanding and, in connection with the Financing, we issued Notes initially convertible into 24,000,000 shares of our common stock, or approximately 48% of our shares of common stock then outstanding. In order to complete the Financing in accordance with the NASDAQ Listing Rules, we were required to provide NASDAQ with an undertaking pursuant to which we acknowledged that we would not be permitted to use proceeds of the Financing in excess of the proceeds that could have been raised pursuant to NASDAQ Rule 5635(a) to finance any acquisition that NASDAQ determines has been made “in connection with” the Financing, without first obtaining stockholder approval. We estimate that the amount of proceeds that could have been raised to finance the acquisition of DigiCore without stockholder approval pursuant to NASDAQ Rule 5635(a), is approximately $40.2 million. This amount is insufficient to satisfy the Maximum Consideration Amount for the acquisition of DigiCore and if our stockholders do not approve the Company’s use of proceeds raised from the Financing to fund the acquisition of DigiCore, we will need to seek alternative sources of financing such as bank loans or the issuance of equity securities.

Such alternative sources of financing would create additional risks for the Company and its stockholders. For instance, obtaining a bank loan increases the Company’s debt which would limit our financial flexibility. We would likely be subject to credit agreements in connection with such loans that contain additional restrictions on the Company’s operations. Without financial flexibility and broad discretion over the Company’s operations, management may not be able to pursue opportunities that could have been beneficial to us which would affect the future financial condition of the Company and our ability to attract investors. In addition, any issuance of additional equity to finance our proposed acquisition of DigiCore would dilute our existing stockholders.

We may not be able to obtain alternative sources of financing sufficient to complete the acquisition of DigiCore on terms acceptable to us, if at all. We have already placed the Maximum Consideration Amount of 1,094,223,363.20 South African Rand (approximately $88.3 million based on currency exchange rates in effect at the time the TIA was executed) in cash in escrow with a South African bank which has provided a demand guarantee on our behalf in favor of the TRP for the cash consideration payable in connection with the acquisition. This means that even if Proposal 2 is not approved by the Company’s stockholders and we are not able to obtain alternate financing, the proceeds of the Financing may still be used to consummate the acquisition which would, if NASDAQ determines that the Financing was undertaken “in connection with” the acquisition of DigiCore, be a violation of NASDAQ Listing Rule 5635(a) and our common stock would be subject to delisting from the NASDAQ Global Select Market.

If our common stock ceases to be listed or quoted on any of the NASDAQ Stock Market or the New York Stock Exchange (or any of their respective successors), a fundamental change will be deemed to have occurred under the terms of the Indenture which would give every holder of Notes the right to require us to repurchase for cash all of their Notes, or any portion of their Notes, at a price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest. If a fundamental change were to occur, we may not have enough funds to pay the fundamental change repurchase price and such payments may be prohibited by the terms of the agreement governing our revolving credit facility. In addition, our ability to repurchase the Notes for cash may be limited by restrictions on our ability to obtain funds for such repurchase through dividends from our subsidiaries, the terms of our future borrowing arrangements or otherwise. If we fail to repurchase the Notes when required following a fundamental change, we will be in default under the Indenture. A default under the Indenture would be a default under our credit agreement and could also lead to a default under agreements governing our future indebtedness.

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Delisting would also have a material adverse impact on our stockholders’ ability to sell their shares and would likely cause a material decline in the trading price of our common stock.

Failure to complete, or delays in completing the proposed acquisition of DigiCore could materially and adversely affect our results of operations and our stock price.

Our consummation of the proposed acquisition of DigiCore is subject to many contingencies. We cannot assure you that we will be able to successfully consummate the proposed acquisition as currently contemplated or at all. Risks related to the failure of the proposed acquisition to be consummated include, but are not limited to, the following:

•
we would not realize any of the potential benefits of the transaction, including any synergies that could result from combining our financial and proprietary resources with those of DigiCore, which could have a negative effect on our stock price;

•	we may remain liable for significant transaction costs, including legal accounting and other costs relating to the transaction regardless of whether the transaction is consummated;

•	the trading price of our common stock may decline to the extent that the current market price for our stock reflects a market assumption that the acquisition will be completed; and

•	the attention of our management may have been diverted to the acquisition rather than to our own operations and the pursuit of other opportunities that could have been beneficial to us.

The occurrence of any of these events individually or in combination could materially and adversely affect our results of operations and our stock price.

Our ability to complete the proposed acquisition of DigiCore is subject to the receipt of consents and approvals from governmental entities which may impose conditions that could have an adverse effect on us or could cause either party to abandon the proposed acquisition.

Completion of the proposed acquisition of DigiCore is conditioned upon, among other things, the receipt of certain regulatory and antitrust approvals in South Africa. In deciding whether to grant such approvals, the relevant governmental entities will consider the effect of the transaction on competition within their relevant jurisdictions and the fairness of the transaction to DigiCore’s shareholders. The relevant governmental entities may condition their approval of the transaction on our agreement to various requirements, limitations or costs, or require divestitures or place restrictions on the conduct of our business following the transaction. If we agree to these requirements, limitations, costs, divestitures or restrictions, our ability to realize the anticipated benefits of the transaction may be impaired. We cannot provide any assurance that we will obtain the necessary approvals or that any of the requirements, limitations, costs, divestitures or restrictions to which we might agree will not have a material adverse effect on us following the transaction. In addition, these requirements, limitations, costs, divestitures or restrictions may result in the delay or abandonment of the transaction.
Uncertainty about the proposed acquisition of DigiCore may adversely affect relationships with our customers, suppliers and employees, whether or not the transaction is completed.

In response to the announcement of the proposed acquisition of DigiCore, our existing or prospective customers or suppliers may:

•	delay, defer or cease purchasing products or services from, or providing products or services to, us or the combined company;

•	delay or defer other decisions concerning us or the combined company; or

•	otherwise seek to change the terms on which they do business with us or the combined company.

Any such delays or changes to terms could materially harm our business or, if the acquisition of DigiCore is completed, the business of the combined company. In addition, as a result of the proposed acquisition of DigiCore, our current and prospective employees could experience uncertainty about their future with us or the combined company. As a result, key employees may depart because of issues relating to such uncertainty or a desire not to remain with us following the completion of the acquisition. Losses of customers, employees or other important strategic relationships could have a material adverse effect on our business, operating results, and financial condition. Such adverse effects could also be exacerbated by a delay in the completion of the acquisition for any reason, including delays associated with obtaining requisite regulatory approvals or the approval of DigiCore’s shareholders.

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We expect to incur substantial expenses related to the integration of DigiCore.

We expect to incur substantial expenses in connection with the integration of the business, policies, procedures, operations, technologies and systems of DigiCore. There are a large number of systems and functions that must be integrated, including, but not limited to, management information, accounting and finance, billing, payroll and benefits and regulatory compliance. Acquisitions of foreign entities, such as DigiCore, are particularly challenging because their prior practices may not meet the requirements of the Sarbanes-Oxley Act and/or generally accepted public accounting standards. While we have assumed that a certain level of expenses would be incurred, there are a number of factors beyond our control that could affect the total amount or the timing of all of the expected integration expenses. Moreover, many of the expenses that will be incurred, by their nature, are difficult to estimate accurately at the present time. These expenses could, particularly in the near term, exceed the savings that we expect to achieve from the elimination of duplicative expenses and the realization of economies of scale and cost savings and synergies related to the integration of the businesses following the completion of the acquisition.

We may be unable to successfully integrate our business with the business of DigiCore and realize the anticipated benefits of the acquisition.

The acquisition involves the combination of two companies that currently operate as independent public companies in different countries. Our management has limited integration experience and will be required to devote significant attention and resources to integrating our business practices and operations with those of DigiCore. Potential difficulties we may encounter as part of the integration process include, but are not limited to, the following:

•	inability to successfully combine our business with the business of DigiCore in a manner that permits us to achieve the full synergies anticipated to result from the acquisition;

•
complexities associated with managing our business and the business of DigiCore following the completion of the acquisition, including the challenge of integrating complex systems, technology, networks and other assets of each of the companies in a seamless manner that minimizes any adverse impact on customers, suppliers, employees and other constituencies;

•	integrating the workforces of the two companies while maintaining focus on providing consistent, high quality customer service; and

•	potential unknown liabilities and unforeseen increased expenses or delays associated with the acquisition, including costs to integrate the two companies that may exceed anticipated costs.

Any of the potential difficulties listed above could adversely affect our ability to maintain relationships with customers, suppliers, employees and other constituencies or our ability to achieve the anticipated benefits of the acquisition or otherwise adversely affect our business and financial results following the completion of the acquisition.

If the proposed acquisition of DigiCore is completed, our actual financial and operating results could differ materially from any expectations or guidance provided by us concerning future results, including (without limitation) expectations or guidance with respect to the financial impact of any cost savings and other potential synergies.

We currently expect to realize material cost savings and other synergies as a result of the proposed acquisition of DigiCore, and as a result, we currently believe that the acquisition will be accretive to our earnings per share, excluding upfront non-recurring charges, transaction related expenses, and the amortization of purchased intangible assets. These expectations are subject to numerous assumptions, however, including assumptions derived from our diligence efforts concerning the status of and prospects for DigiCore’s business, which we do not currently control, and assumptions relating to the near-term prospects for our industry generally and the markets for DigiCore’s products in particular. Additional assumptions that we have made relate to numerous matters, including, without limitation, the following:

•	projections of DigiCore’s future revenues;

•	conversion of DigiCore’s financial statements from International Financial Reporting Standards (“IFRS”) to accounting principles generally accepted in the United States of America (“GAAP”);

•	anticipated financial performance of DigiCore’s products and products currently in development;

•	anticipated cost savings and other synergies associated with the acquisition of DigiCore, including potential revenue synergies;

•	our expected capital structure after the acquisition;

•	amount of goodwill and intangibles that will result from the acquisition;

•	certain other purchase accounting adjustments that we expect to record in our financial statements in connection with the acquisition;

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•	acquisition costs, including restructuring charges and transaction costs payable to our financial, legal and accounting advisors;

•	our ability to maintain, develop and deepen relationships with DigiCore’s customers; and

•	other financial and strategic risks of the acquisition of DigiCore.

We cannot provide any assurances with respect to the accuracy of our assumptions, including our assumptions with respect to future revenues or revenue growth rates, if any, of DigiCore, and we cannot provide assurances with respect to our ability to realize the cost savings that we currently anticipate. Risks and uncertainties that could cause our actual results to differ materially from currently anticipated results include, but are not limited to, risks relating to our ability to integrate DigiCore successfully; currently unanticipated incremental costs that we may incur in connection with integrating the two companies; risks relating to our ability to realize incremental revenues from the acquisition in the amounts that we currently anticipate; risks relating to the willingness of DigiCore’s customers and other partners to continue to conduct business with the combined company; and numerous risks and uncertainties that affect our industry generally and the markets for our products and those of DigiCore, specifically. Any failure to integrate DigiCore successfully and to realize the financial benefits we currently anticipate from the acquisition would have a material adverse impact on our future operating results and financial condition and could materially and adversely affect the trading price or trading volume of our common stock.

If the acquisition of DigiCore is consummated, the combined company may not perform as we or the market expects, which could have an adverse effect on the price of our common stock.

Even if the acquisition is consummated, the combined company may not perform as we or the market expects. Risks associated with the combined company following the acquisition include:

•
integrating businesses is a difficult, expensive, and time-consuming process, and the failure to integrate successfully our business with the businesses of DigiCore in the expected time frame would adversely affect our financial condition and results of operations;

•	the acquisition of DigiCore will significantly increase the size of our operations, and if we are not able to effectively manage our expanded operations, our stock price may be adversely affected;

•
it is possible that our key employees or key employees of DigiCore might decide not to remain with us after the acquisition is completed, and the loss of such personnel could have a material adverse effect on the financial condition, results of operations and growth prospects of the combined company;

•
the success of the combined company will also depend upon relationships with third parties and pre-existing customers of us and DigiCore, which relationships may be affected by customer preferences or public attitudes about the acquisition. Any adverse changes in these relationships could adversely affect the combined company’s business, financial condition and results of operations;

•	the price of our common stock after the acquisition may be affected by factors different from those currently affecting the price of our common stock; and

•
if governmental agencies or regulatory bodies impose requirements, limitations, costs, divestitures or restrictions on the consummation of the transaction, the combined company’s ability to realize the anticipated benefits of the acquisition may be impaired.

If any of these events were to occur, the price of our common stock could be adversely affected.

If the proposed acquisition of DigiCore is consummated, the global nature of our new operations will subject us to political and economic risks that could adversely affect our business, results of operations or financial condition.

The risks inherent in global operations include:

•	limitations on ownership or participation in local enterprises;

•	price controls, exchange controls and limitations on repatriation of earnings;

•	transportation delays and interruptions;

•	political, social and economic instability and disruptions;

•	acts of terrorism;

•	government embargoes or foreign trade restrictions;

•	imposition of duties and tariffs and other trade barriers;

•	import and export controls;

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•	labor unrest and current and changing regulatory environments;

•	difficulties in staffing and managing multi-national operations; and

•	limitations on our ability to enforce legal rights and remedies.

If we are unable to successfully manage these and other risks associated with managing and expanding our international business and/or that of DigiCore, the risks could have a material adverse effect on our business, results of operations or financial condition.

If the proposed acquisition of DigiCore is consummated, our expanded international operations would increase our exposure to potential liability under anti-corruption, trade protection, tax and other laws and regulations.

The Foreign Corrupt Practices Act and other anti-corruption laws and regulations (“Anti-Corruption Laws”) prohibit corrupt payments by our employees, vendors or agents. From time to time, we receive inquiries from authorities in the U.S. and elsewhere about our business activities outside of the U.S. and our compliance with Anti-Corruption Laws. While we devote substantial resources to our global compliance programs and have implemented policies, training and internal controls designed to reduce the risk of corrupt payments, our employees, vendors or agents may violate our policies and if the proposed acquisition of DigiCore is consummated, our expanded international operations would significantly increase our exposure to potential liability. Our failure to comply with Anti-Corruption Laws could result in significant fines and penalties, criminal sanctions against us, our officers or our employees, prohibitions on the conduct of our business, and damage to our reputation. Operations outside of the U.S. may be affected by changes in trade protection laws, policies and measures, and other regulatory requirements affecting trade and investment.

If the proposed acquisition of DigiCore is consummated, we would also become subject to foreign tax regulations. Such regulations may not be clear, not consistently applied and subject to sudden change, particularly with regard to international transfer pricing. Our earnings could be reduced by the uncertain and changing nature of such tax regulations.

Fluctuations in foreign currency exchange and interest rates could adversely affect our results of operations.

Our business is generally conducted in U.S. dollars. However, the costs of operating in South Africa will be subject to the effects of exchange fluctuations of the South African Rand against the U.S. dollar. When the U.S. dollar weakens against the South African Rand, our operating costs in such currencies will increase. This currency risk can be minimized by matching the timing of working capital borrowing needs against operating cost requirements in South African Rand. However, fluctuations in the value of the South African Rand will create greater uncertainty in our revenues and can significantly affect our operating results.

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OUR ACQUISITION STRATEGY

Generally
We are focused on generating organic growth from innovative products and services marketed on a global basis. Importantly, we are also actively exploring multiple acquisition opportunities that provide products and technologies that would be complementary or additive to our business. It is expected that the terms of any of these acquisitions will be determined by direct negotiations with the owners or controlling persons of the assets, businesses or securities to be acquired. Factors taken into account in identifying potential acquisitions may include, among others, the quality and reputation of the business to be acquired and its management, the strategic market position of the business to be acquired and its proprietary assets, earning power, cash flow and growth potential. Consideration for these acquisitions may consist of any consideration permitted by applicable law, including, without limitation, the payment of cash, the issuance of our common stock or other forms of equity interests, the issuance of noted or other forms of indebtedness, the assumption of liabilities or any combination of the foregoing.

Our Recent Acquisition of RER

On March 27, 2015, we acquired all of the issued and outstanding shares of RER and its wholly-owned subsidiary and principal operating asset, Feeney Wireless, LLC, an Oregon limited liability company (“Feeney Wireless”). Feeney Wireless develops and sells solutions for the Internet of Things (“IoT”) which integrates wireless communications into business processes. This strategic acquisition expanded our product and solutions offerings to include private labeled cellular routers, in-house designed and assembled cellular routers, high-end wireless surveillance systems, modems, computers and software, along with associated hardware, purchased from major industry suppliers. Additionally, Feeney Wireless’s services portfolio includes consulting, systems integration and device management services.

Our Proposed Acquisition of DigiCore

On June 18, 2015, we entered into the TIA with DigiCore. Pursuant to the terms of the TIA, the Company will acquire 100% of the issued and outstanding ordinary shares of DigiCore (with the exception of certain excluded shares, including treasury shares) for 4.40 South African Rand per ordinary share outstanding, for a total purchase price of $87 million (which amount is based on currency exchange rates in effect at the time that the TIA was executed); provided that, the total cash consideration under the Scheme shall in no event exceed the Maximum Consideration Amount. Upon consummation of the acquisition, DigiCore will become an indirect wholly-owned subsidiary of the Company. Because DigiCore is a publicly-traded South African company, the parties have agreed that the TIA shall be governed by the laws of South Africa. Accordingly, the acquisition structure, timing and other conditions comply with the laws of South Africa. For a detailed summary of the terms of the TIA, see the section entitled “The Transaction Implementation Agreement.”

DigiCore specializes in the research, development, manufacturing, sales and marketing of telematics tools used for fleet and mobile asset management solutions and user-based insurance applications. DigiCore’s products and services provide enterprise fleets, international businesses and consumers with solutions for maximizing the security and efficient operation of their global assets. We have worked closely with DigiCore since 2013 to jointly commercialize a comprehensive end-to-end global software-as-a-service (“SaaS”) platform. The acquisition will unify our best-in-class hardware with Ctrack ™, a best-in-class global telematics SaaS offering for the fleet management, user-based insurance, and asset tracking and monitoring markets. We believe that this acquisition, combined with the professional services offered by Feeney Wireless, will allow us to deliver the market’s first full-stack solution for the global transportation industry.

DigiCore has sold over 850,000 systems and has approximately 325,000 active subscribers on its platform and over 4,000 customers. DigiCore’s operations span six continents and its Ctrack branded products are sold through subsidiaries and third party distributors in 55 countries. DigiCore has approximately 980 employees.

According to DigiCore’s publicly available financial statements and the average currency conversion rate for the year ended June 30, 2014, DigiCore reported revenue for its 2014 fiscal year of $86.0 million and earnings before interest, impairments, taxation, depreciation, amortization and capital items (calculated in accordance with IFRS) of $9.5 million. During its 2014 fiscal year, DigiCore’s gross margin exceeded 63% and its recurring revenues accounted for greater than 65% of total revenues. According to DigiCore’s publicly available financial statements and the currency conversion rate on December 31, 2014, as of December 31, 2014, DigiCore reported approximately $66.7 million in total assets and had a total capitalization of approximately $67.8 million.

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Based on our due diligence and knowledge of DigiCore’s operations via our multi-year partnership, we believe there are significant strategic benefits to the acquisition of DigiCore, including:

•	DigiCore’s business is a unique product franchise with an attractive competitive environment;

•	DigiCore’s business is a strong strategic fit with our M2M and IoT focus and will provide immediate sales synergies in previously untapped markets;

•	the acquisition will establish a platform for us to establish our position as a lead player in the global asset tracking and management market; and

•	DigiCore’s business is expected to provide immediate top-line contribution and meaningful EBITDA contribution in 2016.

For more information about DigiCore’s operations and financial condition, see the historical audited consolidated financial statements of DigiCore for the years ended June 30, 2014, 2013 and 2012 and the unaudited financial statements of DigiCore for the six months ended December 31, 2014 attached to, and included in, this Proxy Statement as Annex C and Annex B, respectively.
Background of the Proposed Acquisition of DigiCore

In the ordinary course of business, the Board and senior management of the Company regularly review and assess various strategic alternatives available to the Company that may enhance stockholder value.

On November 11, 2014, Michael Sklansky, the Company’s Vice President, M&A and Corporate Strategy, contacted Christian Galle, the Company’s Director of Sales EMEA, asking that Mr. Galle set up an introductory call between Mr. Sklansky and DigiCore’s management to discuss potential paths to extending the relationship between the two companies beyond a supplier-distributor relationship. Mr. Galle informed Mr. Sklansky that he was scheduled to meet with DigiCore in late November at the IoT World Forum conference in London to discuss progress on jointly commercializing IoT solutions, and that he would explore DigiCore’s willingness to discuss a deeper relationship at that time.

On November 24, 2014, Mr. Galle and Alex Mashinsky, the Company’s Chief Executive Officer, met with Mark Rousseau, Chief Operating Officer of DigiCore, and Johan Mostert, Managing Director of DigiCore. While the meeting predominantly focused on cultivating the supply agreement between the two companies, Mr. Galle suggested an exploratory meeting be set up between Mr. Sklansky and DigiCore’s Chief Executive Officer, Nick Vlok, to discuss other strategic alternatives. Messrs. Rousseau and Mostert were open to this suggestion, though no immediate follow-up occurred to arrange such a meeting.

On February 20, 2015, Mr. Sklansky, Cobus Grove, DigiCore’s Chief Financial Officer, and Nick Vlok, DigiCore’s Chief Executive Officer, held a teleconference to discuss each of the Company and DigiCore, their respective businesses and potential synergies between the two companies. The parties agreed that a potential business combination was worthy of exploring.

On March 23, 2015, Messrs. Sklansky, Grove and Vlok held a teleconference whereby Mr. Sklansky provided to Mr. Grove information regarding the composition of the Company’s key stockholder base, the Company’s business model and its acquisition strategy.

On March 27, 2015, Mr. Sklansky had a follow-up call with Mr. Grove to discuss DigiCore’s historical financial performance and business model.

On March 31, 2015, Mr. Sklansky presented to Mr. Mashinsky, Michael Newman, the Company’s Executive Vice President and Chief Financial Officer, and Robert Pons, a director of the Company, an update on the Company’s acquisition strategy and provided a detailed analysis of the rationale for expanding the Company’s business into the telematics vertical.

Over the next few weeks, the Company discussed with Paul Hastings, LLP (“Paul Hastings”), outside counsel to the Company, various alternatives for raising additional financing for use, in part, to assist the Company in executing on its acquisition strategy. At this time, the Company discussed with Paul Hastings several potential targets, including DigiCore. In addition, Mr. Sklansky continued to discuss with Messrs. Grove and Vlok and David Tosi, of PSG Capital (Pty) Ltd (“PSG”), DigiCore’s merger advisory firm, the process under South African law for making an offer to acquire DigiCore.

On April 10, 2015, Mr. Sklansky and Slim Souissi, the Company’s Chief Operating Officer, held a teleconference with Messrs. Vlok, Grove and Tosi and Johannes Holtzhausen, of PSG, wherein Mr. Sklansky reaffirmed the Company’s interest in pursuing a transaction with DigiCore.

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Over the next week, Messrs. Sklansky and Grove continued to discuss the specifics of a potential transaction, including whether the consideration would be all cash or a combination of cash and shares of the Company’s common stock, a preliminary offer price, deal structure, deal protection measures and some of the contingencies on which a written indication of interest from the Company would be based.

On April 16, 2015, the Company submitted to DigiCore a non-binding indication of interest to acquire all of the outstanding equity interest of DigiCore at a purchase price of 4.00 South African Rand per share price. The non-binding offer was conditioned upon, among other conditions, the receipt of irrevocable voting commitments from DigiCore’s key stockholders and completion of financial, legal and technical due diligence.

On April 17, 2015, the Company and DigiCore entered into a confidentiality agreement, which contained a standstill provision. On or around the same date, the Company engaged Read Hope Phillips, a South African law firm, to represent the Company in the potential acquisition of DigiCore as South African counsel to the Company.
On April 22, 2015, the Board held a regularly scheduled meeting. As this was the first meeting of the Board since the acquisition of RER by the Company, Mr. Mashinsky briefed the Board on potential acquisition candidates and related strategy for each potential target. Mr. Mashinsky also discussed in detail the potential acquisition of DigiCore. The Board authorized the Company to move forward with a potential transaction with DigiCore. On that same day, Mr. Sklansky reached out to Mr. Grove to advise him that the Company’s Board had approved moving forward with due diligence of DigiCore and negotiation of definitive agreements with respect to a transaction.

On April 23, 2015, Mr. Grove confirmed to Mr. Sklansky in an e-mail that the board of directors of DigiCore (the “DigiCore Board”) had unanimously agreed to the terms of the non-binding indication of interest.

Also on April 23, 2015, the DigiCore Board authorized the Company to communicate directly with several of DigiCore’s key stockholders, who collectively held approximately 60% of the outstanding ordinary shares of DigiCore. Thereafter, the Company engaged either directly or indirectly with such stockholders and between May 5, 2015 and May 6, 2015, the Company received irrevocable undertakings from each of the stockholders that provided, among other things, that subject to certain limitations, the stockholders would vote all of the ordinary shares of DigiCore held by such stockholders in favor of the proposed transaction by the Company.

Commencing on April 23, 2015 and continuing until the execution of the TIA, the Company and its legal and accounting advisors conducted detailed financial, legal and technical due diligence of DigiCore.

On May 1, 2015, the Company began discussions with Jefferies & Co Inc. (“Jefferies”), the Company’s financial advisory firm, regarding assisting the Company with a potential financing.

Between May 11, 2015 and May 13, 2015, Messrs. Mashinsky, Sklansky, Newman and Souissi visited DigiCore’s management team in South Africa and conducted in-person due diligence.

On May 29, 2015, the Board held a telephonic meeting to discuss the proposed financing. The Board discussed the various financing alternatives available to the Company and, in part upon advice from Jefferies, authorized the Company to proceed with the Financing. The Board also discussed in greater detail the proposed acquisition of DigiCore and reviewed the rationale behind the proposed acquisition, potential risks involved, including country-specific risks, DigiCore’s key customers and financial analyses of the historical and projected performance of each of DigiCore and the Company. Additionally, the Board established a committee of the Board (the “Special Committee”) composed of Sue Swenson, Mr. Mashinsky and Jim Ledwith, and delegated to the Special Committee the authority and discretion to work with the Company’s management and advisors to take actions as necessary to complete the final negotiations of the TIA.

On June 1, 2015, Jefferies, on behalf of the Company, began marketing the Financing to certain institutional investors. The private placement offering materials provided to investors in connection with the Financing indicated that the Company was considering DigiCore as a potential acquisition target.

On June 5, 2015, the Company issued a press release announcing the pricing of the Notes and confirming that the Company was in negotiations with respect to a potential acquisition of DigiCore.

Over the next two weeks, the Company and DigiCore, and their respective legal and financial advisors, continued negotiating the TIA and related agreements. Following the publication of the press release, DigiCore informed the Company that

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it had been approached by various parties regarding a possible transaction, the detail of which was not disclosed. In response to such information, and in order to induce DigiCore to accept the Company’s offer, the Company raised its offer price from 4.00 South African Rand per ordinary share to 4.40 South African Rand per ordinary share, which increased offer was subject to the immediate completion of the negotiations of the TIA and entering into the TIA without further delay.

On June 10, 2015, the Company completed the Financing in an aggregate principal amount of $120.0 million. The Notes were sold at 100% of par, resulting in net proceeds to the Company, after deducting the placement agent’s fees and estimated offering expenses, of approximately $116.1 million. The Company indicated that it intended to use the net proceeds of the Financing to finance proposed acquisitions of, or investments in, complementary businesses, products, services and technologies, including its proposed acquisition of DigiCore, to pay fees and expenses related to such proposed acquisitions and for general corporate purposes.

On June 14, 2015, the Special Committee met to approve the final version of the TIA and to formally approve the acquisition of DigiCore. The meeting was focused on the due diligence conducted by the Company’s financial and legal advisors. At this meeting, the Special Committee approved, among other things, the creation of an option plan for the options to be issued to holders of DigiCore employee’s in connection with the acquisition and to approve the holding of a special meeting of the Company’s shareholders to approve the use of the proceeds from the Note Offering necessary to effect the acquisition.

On the evening of June 18, 2015, the Company and DigiCore executed the TIA, and on June 19, 2015, DigiCore and the Company issued a joint press release announcing the transaction.

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THE TRANSACTION IMPLEMENTATION AGREEMENT

The following is a summary of the material provisions of the Transaction Implementation Agreement, dated June 18, 2015, by and between the Company and DigiCore, but does not purport to describe all of the terms of the TIA. The following summary is qualified in its entirety by reference to the complete text of the TIA, a copy of which is attached as Annex A to this Proxy Statement and is incorporated herein by reference. This summary may not contain all of the information about the TIA that is important to you. You should refer to the full text of the TIA for details of the transaction and the terms and conditions of the TIA.

Additionally, representations, warranties and covenants described in this section and contained in the TIA have been made only for the purpose of the TIA and, as such, are intended solely for the benefit of the Company and DigiCore. In many cases, these representations, warranties and covenants are subject to limitations agreed upon by the parties and are qualified by certain disclosures exchanged by the parties in connection with the execution of the TIA. Furthermore, the representations and warranties in the TIA are the result of a negotiated allocation of contractual risk among the parties and, taken in isolation, do not necessarily reflect facts about the Company or DigiCore, their respective subsidiaries and affiliates or any other party. Likewise, any references to materiality contained in the representations and warranties may not correspond to concepts of materiality applicable to investors or stockholders. Finally, information concerning the subject matter of the representations and warranties may have changed since the date of the TIA or may change in the future and these changes may not be fully reflected in the public disclosures made by the Company and/or DigiCore.

The Proposed Acquisition

Pursuant to the terms of the TIA, the Company will acquire 100% of the issued and outstanding ordinary shares of DigiCore (the “Ordinary Shares”). Because DigiCore is a publicly-traded South African company, the transaction will be implemented by way of a scheme of arrangement under South African law. The Scheme will be proposed by the DigiCore Board to the DigiCore shareholders and will be implemented in accordance with the South African Companies Act 71 of 2008 (the “Companies Act”) and the South African Companies Regulations 2011 (the “Companies Regulations”) and regulated by the TRP. Upon implementation of the Scheme and consummation of the proposed transaction, DigiCore will become an indirect wholly-owned subsidiary of the Company.

Scheme Consideration

As consideration for the acquisition, the Company will pay 4.40 South African Rand per Ordinary Share for a total cash purchase price of approximately $87 million (which amount is based on currency exchange rates in effect at the time that the TIA was executed) (the “Scheme Consideration”); provided that, the total cash consideration under the Scheme shall in no event exceed the Maximum Consideration Amount.

Financing of the Acquisition

In connection with our offer to acquire all of the outstanding ordinary shares of DigiCore and our entering into the TIA, we deposited the Maximum Consideration Amount in escrow with a South African bank (the “Guarantor”), which bank has provided a demand guarantee on our behalf in favor of the TRP for the Maximum Consideration Amount (the “Guaranteed Amount”). In the event that the Company fails to make payment of any part of the Scheme Consideration, and upon the satisfaction of certain conditions, the TRP is entitled to demand payment from the Guarantor of the lower of the unpaid cash consideration and the Guaranteed Amount.

Upon deposit into the escrow account, the Maximum Consideration Amount was converted from U.S. Dollars to South African Rand. Thus, there is no further requirement that the Company escrow any additional amounts in connection with the proposed acquisition.

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Treatment of DigiCore Employee Options

Under the terms of the TIA, each holder of options to acquire DigiCore ordinary shares shall be entitled to the following in connection with the implementation of the Scheme and consummation of the transaction:
Unvested, In-The-Money Employee Options

Each holder of an unvested option to acquire DigiCore ordinary shares that has an exercise price per share that is less than the Scheme Price Per Share (an “in-the-money option”) will receive a number of replacement options to purchase shares of the Company’s common stock, determined on the basis of a standard option exchange ratio of the Scheme Price Per Share, in relation to the 15-day volume weighted average price of the Company’s common stock immediately prior to the completion of the Scheme, at an exercise price per share determined on the basis of the U.S. dollar equivalent, at the prevailing exchange rate, of the South African Rand exercise price for each share (each a “Company Replacement Option”).

Vested, In-the-Money Employee Options

Each holder of a vested in-the-money option will receive an amount in cash equal to the Scheme Price Per Share, less the exercise price of the relevant in-the-money option.

Out-of-the-Money Options

Each holder of an option to acquire DigiCore ordinary shares with an exercise price greater than the Scheme Price Per Share (each an “out-of-the-money option”), whether vested or unvested, will forfeit such options in connection with the transaction without receiving any consideration or replacement options therefor.

Pre-Conditions to Distribution of Scheme Documents and Scheme Meeting

DigiCore is required to prepare and circulate to its shareholders documents setting out the full terms and conditions of the Company’s offer and to hold a Scheme Meeting to approve the acquisition. The circulation of the Scheme Documents is conditioned upon the satisfaction, deferral or, if permitted, waiver of certain conditions (the “Pre-Conditions”) by the date that is 30 South African business days after the date that the TIA was executed (or such later date, no later than 45 business days after the date that the TIA was executed, as either the Company or DigiCore may stipulate in writing, or such later date as the parties may agree to in writing) (the “Pre-Condition Satisfaction Date”). The Pre-Conditions include, but are not limited to:

•
the waiver by each of the key employees identified in the TIA who is a party to a change of control agreement of all his or her rights or benefits arising out of the change of control agreement in connection with the acquisition;

•
shareholders of DigiCore comprising more than 50% of the voting rights exercisable at the Scheme Meeting remaining bound by, and are not in breach of, written irrevocable undertakings to vote in favor of the Scheme;

•	receipt of consents from each of the counterparties to certain material contracts to the proposed change in ownership of DigiCore and the composition of the DigiCore Board;

•	there being no DigiCore Material Adverse Change (as defined below);

•
the approval of the Scheme Documents by the TRP, the securities exchange operated by the JSE Limited (the “JSE”) and the Financial Surveillance Department of the South African Reserve Bank (the “Financial Surveillance Department”), if required; and

•	the unanimous recommendation of DigiCore’s Independent Board (as defined below) that the shareholders of DigiCore vote in favor of the Scheme.

The foregoing list of Pre-Conditions is not an exhaustive list of all of the Pre-Conditions contained in the TIA. For a complete list of each Pre-Condition to the Scheme, you should refer to the TIA, the full text of which is attached as Annex A to this Proxy Statement. Any Pre-Condition which is deferred or waived will become a Condition (as defined below) to the consummation of the Scheme.

Representations and Warranties

The TIA contains limited representations and warranties of each of the Company and DigiCore which relate to, among other things, the authorization to enter into and carry out the obligations in the TIA and the enforceability of the TIA.

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The TIA contains additional representations and warranties of DigiCore which relate to, among other things, the following subject matters:

•	capitalization;

•	the accuracy of the details of the number of employee options outstanding and other employee benefit matters;

•	the absence of certain changes or events;

•	the absence of industry-specific approvals; and

•	the approval by the DigiCore Board of certain actions in connection with the TIA and proposed acquisition.

DigiCore Material Adverse Change

Several of the representations, warranties, closing conditions and termination provisions contained in the TIA refer to the concept of a “DigiCore Material Adverse Change.”

For purposes of the TIA, a “DigiCore Material Adverse Change” means the occurrence of any event or change in the circumstances, facts or matters (including a change in law, any non-compliance with law, an expropriation, governmental proceedings, litigation, labor unrest or a default by any of DigiCore’s subsidiaries or affiliates, or termination by the counterparty under any of the financing arrangements or certain contracts of DigiCore, its subsidiaries or affiliates) existing as of the date of the TIA and discovered by the Company before or on the Scheme Finalisation Date (as defined below), which alone or together, has given rise to, or will or is reasonably likely to give rise to:

•	a material adverse change in the operations, business, assets or liabilities of DigiCore, on a consolidated basis;

•
an aggregate reduction or decrease in the consolidated net asset value of DigiCore as at any time prior to the second anniversary of the date of the TIA, as measured with reference to DigiCore’s unaudited financial statements at December 31, 2014, of 10% or more; or

•
an aggregate reduction in the consolidated gross revenue of DigiCore, or an aggregate increase in the consolidated operating expenditures of DigiCore, in respect of any 12-month period ending prior to the second anniversary of the date of the TIA, in each case as measured with reference to the audited financial statements of DigiCore for the year ended June 30, 2014, of 10% or more;

provided, that costs related to the acquisition, costs relating to normal operating activities, bonuses payable, inflationary cost increases, salary increases, currency movements and the impact of the time value of money will not be considered in determining whether a DigiCore Material Adverse Change has occurred.

Certain Covenants of the Parties

Affirmative Covenants

During the period between the signing of the TIA and the Scheme Finalisation Date (as defined below), DigiCore has agreed to, and to cause its subsidiaries to, conduct its operations in the ordinary course of business.

Negative Covenants

DigiCore has agreed, with respect to itself and its subsidiaries, not to, among other things:

•
undertake or agree to undertake any acquisition, disposal, pledge or encumbrance of any properties or assets of a DigiCore subsidiary of a value in excess of 5,000,000 South African Rand, or adopt, amend, accelerate or terminate any employee benefit plan, except as required by law;

•
dispose of any treasury shares or Ordinary Shares held by the trustees of the DigiCore Holdings Limited Share Trust other than as may be required to satisfy any employee options to the extent validly exercised;

•	issue any securities or options of DigiCore or any DigiCore subsidiary to any person;

•
declare or pay any dividends, effect any acquisition of its own shares or permit any DigiCore subsidiary to effect any acquisition of DigiCore’s shares, or make any other distribution to any shareholder; or

•	incur any capital expenditure, or undertake any commitment to incur a capital expenditure, in excess of 5,000,000 South African Rand.

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No Solicitation

During the period between the execution of the TIA and the Scheme Finalisation Date, DigiCore has agreed to negotiate and deal on an exclusive basis with the Company, and to refrain from soliciting, encouraging, initiating, entering into or continuing any talks, discussions, negotiations and other communications which could lead to a proposal made by a third party not acting in concert with the Company and which involves or possibly involves the acquisition of 5% or more of the outstanding Ordinary Shares or a change of control of any DigiCore subsidiary, or which involves or possibly involves the material disposal of a material part of the business or assets of any DigiCore subsidiary (a “Competing Proposal”), unless required to meet any statutory or other binding legal obligation. Within two business days after receipt of a Competing Proposal, DigiCore is required to notify the Company of the details of such proposal and the Company will be entitled, but not obligated, to increase or revise its most recent offer to match or better the Competing Proposal.

Conditions to Completion of the Scheme

The Scheme is subject to the satisfaction or, if permitted, waiver, of the following conditions (the “Conditions”) on or before December 15, 2015, or such later date as the parties may agree to in writing (the “Termination Date”):

•	the satisfaction of each deferred Pre-Condition, if any;

•	the absence of a DigiCore Material Adverse Change immediately prior to the Scheme Meeting;

•	the approval of the Scheme by at least 75% of the outstanding Ordinary Shares represented at the Scheme Meeting and by a South African court, if required;

•
if shareholders object to the Scheme, shareholders holding no more than 5% of all of the Ordinary Shares give such notice of objection, or if more than 5% of all of the Ordinary Shares give such notice of objection, such shareholders have not exercised appraisal rights (the “Dissenting Shareholders Condition”);

•	receipt of the following approvals to effect and implement the Scheme:

◦	approval of the Scheme Documents by the TRP and the issuance by the TRP of a compliance certificate with respect to the Scheme;

◦	final approval by any applicable competition/anti-trust authorities;

◦	approval of the Financial Surveillance Department; and

◦	approval of the JSE, if and to the extent required.

DigiCore’s Independent Board

The DigiCore Board has established an independent board consisting of non-executive directors (the “Independent Board”) to evaluate the Scheme as required by the Companies Regulations promulgated in terms of the Companies Act. The TIA provides that the Independent Board shall unanimously recommend that the shareholders of DigiCore vote in favor of the Scheme and the transactions contemplated thereby.

Scheme Meeting

The TIA provides that DigiCore shall convene the Scheme Meeting for shareholders to approve the Scheme, and if the Scheme is approved by at least 75% of the outstanding Ordinary Shares represented at the Scheme Meeting, shall furnish, if applicable, notice to dissenting shareholders required under section 164(4) of the Companies Act and comply with all other obligations under the Companies Act with respect to appraisal rights.

Completion of the Scheme

The completion of the Scheme will take place promptly following the date on which all Conditions are satisfied or waived (the “Scheme Finalisation Date”). For a discussion of the conditions to the completion of the Scheme, see the sections entitled “The Transaction Implementation Agreement - Pre-Conditions to Distribution of Scheme Documents and Scheme Meeting” and “The Transaction Implementation Agreement - Conditions to Completion of the Scheme.”

Substitute Offer

Pursuant to the TIA, if the Scheme is not approved by at least 75% of the outstanding Ordinary Shares represented at the Scheme Meeting, or if the Dissenting Shareholders Condition is not satisfied or waived, the Scheme will not become effective. However, as permitted by South African law, immediately upon the failure of obtaining the requisite approval of 75% of the

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outstanding Ordinary Shares to implement the Scheme, a substitute offer will be deemed to have been made by the Company to the holders of Ordinary Shares (with the exception of certain excluded shares, including treasury shares) for the Company to acquire such Ordinary Shares on the same terms and conditions (including at the same Scheme Price Per Share) of the Scheme and the TIA, provided that the Substitute Offer will be subject to the additional condition that at least 90%, or at the Company’s discretion, a lower percentage specified by the Company, of the outstanding Ordinary Shares accept the Substitute Offer.

Termination of the TIA

The TIA will terminate with immediate effect upon the occurrence of any of the following:

•	all of the Pre-Conditions have not been satisfied, waived or deferred on or before the Pre- Condition Satisfaction Date;

•	any Condition which may be waived by the Company becomes incapable of satisfaction, and the Company notifies DigiCore in writing that the Company will not waive such Condition;

•	all of the Conditions have not been fulfilled or waived on or before the Termination Date; or

•	the Scheme Finalisation Date does not occur on or before the Termination Date.

DigiCore may terminate the TIA at any time prior to the Scheme Finalisation Date by providing written notice to the Company upon the occurrence of any of the following:

•	the Company commits a breach of the terms and conditions of the Scheme and fails to cure such breach within 10 business days of a written notice from DigiCore of the breach; or

•	the Company commits a breach of any material provision of the TIA and fails to cure such breach within 10 business days of a written notice from DigiCore of the breach.

The Company may terminate the TIA at any time prior to the Scheme Finalisation Date by providing written notice to DigiCore upon the occurrence of any of the following:

•	DigiCore commits a breach of its obligations in connection with the Scheme Documents or Scheme Meeting;

•	DigiCore commits a breach of its obligations to take certain actions to implement the Scheme;

•	DigiCore commits a breach of its obligations in connection with a Competing Proposal;

•	DigiCore commits a breach of any of the operational covenants contained in the TIA;

•	DigiCore is unable to satisfy the solvency and liquidity test referred to in section 4 of the Companies Act if it were to apply the test at that time;

•	a DigiCore Material Adverse Change has occurred; or

•	the recommendation of the Independent Board is withdrawn or having been given, is not withdrawn, but the Independent Board recommends a Competing Proposal.

Termination Fees

The TIA provides that DigiCore must pay the Company a termination fee of 9,500,000 South African Rand, or approximately $800,000, based on currency exchange rates in effect at the time that the TIA was executed (the “Termination Fee”), if the Company terminates the TIA due to a breach by DigiCore of its obligations either in connection with the Scheme Documents and the Scheme Meeting or its obligation to take certain actions to implement the Scheme at a time when a Competing Proposal has been made, which Competing Proposal is then successfully implemented. This Termination Fee represents a pre-estimate of liquidated damages suffered by the Company and shall not limit the Company’s rights to claim, prove and recover direct damages in excess of the Termination Fee.

Governing Law

The TIA is governed by the laws of South Africa without giving effect to any conflict of law principles which would result in the application of the laws of any other jurisdiction.

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OTHER AGREEMENTS RELATED TO THE PROPOSED ACQUISITION OF DIGICORE

Employment Agreements with DigiCore Executives

In connection with the Company’s proposed acquisition of DigiCore, DigiCore entered into new employment agreements (the “Employment Agreements”) with each of Nick Vlok, Pieter Jacobus (“Cobus”) Grove, Mark Dean Rousseau, Deon du Rand, Johannes Christoffel Mostert, Heinrich Jordt, Etienne Pierre Bruwer, and Nicholas Bofilatos (the “Executives”). The Employment Agreements will become effective automatically upon consummation of the proposed acquisition. Each of the Executives is currently subject to one or more employment and/or change in control agreements, each of which will terminate upon effectiveness of the Employment Agreements.

Under the Employment Agreements, DigiCore shall continue to employ the Executives in the following positions and to pay them the following compensation, which will be unchanged from their current rates of compensation:

Name	Title	Annual Compensation
Nick Vlok	Chief Executive Officer, DigiCore	R 2,999,700
Cobus Grove	Chief Financial Officer, DigiCore	R 2,307,648
Mark Rousseau	Chief Operational Officer, DigiCore	R 2,247,750
Deon du Rand	Chief Technology Officer, DigiCore	R 2,169,586
Johannes Mostert	Managing Director, DigiCore Technology (Pty) Ltd	R 2,021,616
Heinrich Jordt	Managing Director, DigiCore Fleet Management (Pty) Ltd	R 1,939,200
Etienne Bruwer	Managing Director, CTrack South Africa (Pty) Ltd	R 1,878,600
Nicholas Bofilatos	Financial Director, DigiCore	R 1,060,532

The amounts set forth above are calculated on a “total cost to the company” basis, which includes all benefits, perquisites and fringe benefits to be paid to or on behalf of the Executive (other than equity incentive compensation and bonus compensation). In addition to the amount set forth above, Mark Rousseau shall be entitled to receive €37,440 annually as additional compensation for his role in DigiCore’s international operations.

In addition to the amounts set forth above, as consideration for the Executives’ agreements to terminate their existing employment and change of control agreements (if any) without payment of the amounts due thereunder as a result of the proposed acquisition, DigiCore will, upon effectiveness of the Employment Agreements, pay to the Executives cash bonuses in the following amounts (the “Transaction Bonuses”) (which amounts are equal to each Executive’s total annual remuneration package (calculated on a cost to company basis as at the date of consummation of the proposed acquisition) each of which shall be paid in eight quarterly installments with the first payment to be made no later than 15 calendar days after consummation of the proposed acquisition:

Name	Total Cash Bonus	Quarterly Installment Amount
Nick Vlok	R 2,999,700	R 374,963
Cobus Grove	R 2,307,648	R 288,456
Mark Rousseau	R 2,247,750 (plus €37,440 international remuneration)	R 280,969 (plus €4,680 international remuneration)
Deon du Rand	R 2,169,586	R 271,198
Johannes Mostert	R 2,021,616	R 252,702
Heinrich Jordt	R 1,939,200	R 242,400
Etienne Bruwer	R 1,878,600	R 234,825
Nicholas Bofilatos	R 1,060,532	R 132,567

Under the Employment Agreements, the Executives shall continue to be entitled to participate in all employee benefit plans available to DigiCore’s senior executives or employees generally, including participation in DigiCore’s pension fund, provident fund and medical aid plan. In addition, under DigiCore’s existing benefit plan policies, the Executives will each be entitled to receive 1,500 South African Rand per month as reimbursement of cell phone expenses and annual travel allowances equal to up to 25% of their respective monthly compensation.

Under South African law, employees cannot have their Employment Agreements terminated by the employer “without cause.” Therefore, only the Executives may terminate their employment without cause (i.e., resign), by giving DigiCore three months advance notice. DigiCore, on the other hand, may only terminate the Executives' Employment Agreements for (i) serious

27

misconduct, (ii) material breach of the Employment Agreement, or (iii) if the Executive is found guilty of any act which would entitle DigiCore to summarily terminate his employment (for example, fraud or some other serious offence). If DigiCore terminates any Executive’s employment without such cause (which includes retrenchment), it will be statutorily obligated to pay such Executive severance equal to at least one week of the Executive’s then-current compensation for each of the Executive’s completed years of continuous service to DigiCore.

In addition to the Transaction Bonuses, the Company has agreed that upon consummation of the proposed acquisition, it will grant each Executive an option to purchase a number of shares of Company common stock equal to 50% of the number of Company Replacement Options to be received by such Executive with an exercise price per share equal to the closing price of the Company’s common stock on the grant date. These options will be granted pursuant to option grant agreements substantially similar to the Company’s standard option grant agreement. The option shares will vest over a four year period with 25% of the option shares vesting on the first anniversary of the grant date and the remaining 75% of the option shares vesting ratably on a monthly basis over the following 36 months. Going forward, the Executives will be entitled to participate in the Company’s existing equity incentive plan and may be granted additional equity incentive compensation as determined by the Compensation Committee and the Board.

Irrevocable Undertakings

In connection with the proposed acquisition, the Company has obtained irrevocable undertakings from holders of approximately 60% of the outstanding ordinary shares of DigiCore which provide that, among other things, such stockholders vote in favor of the Scheme at the Scheme Meeting.

28

ACCOUNTING TREATMENT OF THE ACQUISITION

The Company will account for the acquisition of DigiCore using the acquisition method of accounting in accordance with U.S. GAAP. The Company will measure the assets acquired and liabilities assumed at their fair values including net tangible and identifiable intangible assets acquired and liabilities assumed, at their fair values as of the closing of the transaction. Any excess of the purchase price over those fair values will be recorded as goodwill.

Definite lived intangible assets will be amortized over their estimated useful lives. Intangible assets with indefinite useful lives and goodwill will not be amortized but will be tested for impairment at least annually. All intangible assets and goodwill will also be tested for impairment when certain indicators are present.

The purchase price reflected in the unaudited pro forma condensed combined financial statements is based on preliminary estimates using assumptions the Company’s management believes are reasonable based on currently available information. The final purchase price and fair value assessment of assets and liabilities will be based in part on a detailed valuation which has not yet been completed.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION

The acquisition of DigiCore is not expected to result in U.S. federal income tax consequences to our stockholders.

NO APPRAISAL RIGHTS

No appraisal or dissenters’ rights are available to our stockholders under Delaware law, our Amended and Restated Certificate of Incorporation or our Second Amended and Restated Bylaws (the “Bylaws”) in connection with any matter to be acted upon at the Special Meeting.

29

SELECTED HISTORICAL CONDENSED CONSOLIDATED FINANCIAL DATA OF THE COMPANY

In the tables below, we provide you with selected historical consolidated financial information of the Company. The information is only a summary, and you should read it together with the financial information incorporated by reference in this document. The consolidated statements of operations data for the years ended December 31, 2014, 2013 and 2012 is derived from our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014, and incorporated by reference herein. The consolidated balance sheet data as of March 31, 2015 and consolidated statements of operations data for the three months ended March 31, 2015 and 2014 is derived from our unaudited quarterly financial statements included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2015 and incorporated by reference herein. These unaudited financial statements have been prepared on a basis consistent with our audited financial statements and include, in the opinion of management, all adjustments, consisting only of normal recurring adjustments, necessary for the fair statement of the financial information in those statements. The following selected historical financial information for the years ended December 31, 2011 and 2010 and as of December 31, 2012, 2011 and 2010 have been derived from our audited financial statements that are not included or incorporated by reference into this Proxy Statement. Historical results of operations and financial position are not necessarily indications of results that may be expected in future periods.

	Year Ended December 31,					Three Months Ended March 31,
	2014	2013	2012	2011	2010	2015	2014
						(Unaudited)
Consolidated Statements of Operations Data:	(In thousands, except per share data)
Net revenues	$185,245	$335,053	$344,288	$402,862	$338,942	$53,494	$48,284
Operating loss	(35,573)	(43,221)	(88,743)	(33,727)	(25,002)	(7,715)	(8,927)
Net loss	(39,674)	(43,413)	(89,266)	(24,892)	(33,450)	(7,826)	(8,981)
Net loss per share:
Basic and diluted	(1.05)	(1.28)	(2.72)	(0.78)	(1.06)	(0.17)	(0.26)
Weighted average shares outstanding:
Basic and diluted	37,959	33,948	32,852	32,043	31,494	46,262	34,172

	As of December 31,					As of March 31,
	2014	2013	2012	2011	2010	2015	2014
						(Unaudited)
Consolidated Balance Sheet Data:	(In thousands)
Cash and cash equivalents	$17,853	$2,911	$16,044	$47,069	$17,375	$9,370	$11,827
Working capital(1)	29,397	40,928	67,199	81,113	87,174	26,364	36,262
Total assets	95,020	111,465	161,531	249,179	302,108	125,993	96,871
Long-term liabilities(2)	6,090	11,848	2,552	4,080	12,886	23,263	11,723
Stockholders' equity	30,546	44,916	85,447	166,025	185,403	32,189	36,196
_____________________________

(1)	Working capital is defined as the excess of current assets over current liabilities.

(2)	Includes amount outstanding under our revolving credit facility at the end of each period.

30

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF DIGICORE

In the tables below, we provide you with selected historical consolidated financial information of DigiCore in South African Rand. The selected historical financial data should be read in conjunction with the financial statements and related notes of DigiCore and “Management's Discussion and Analysis of Financial Condition and Results of Operations” of DigiCore, included elsewhere in this Proxy Statement. The following selected historical financial data for the years ended June 30, 2014, 2013 and 2012, and as of June 30, 2014 and 2013 have been derived from DigiCore’s financial statements included elsewhere in this Proxy Statement, which have been audited by Mazars (Gauteng) Inc. and were prepared in accordance with IFRS as issued by the International Accounting Standards Board (“IASB”). The following selected historical financial data for the interim periods ended December 31, 2014 and 2013, and as of December 31, 2014 and 2013 have been derived from DigiCore’s unaudited interim financial statements included elsewhere in this Proxy Statement, which have been prepared in accordance with IFRS as issued by the IASB. The following selected historical financial data for the years ended June 30, 2011 and 2010 and as of June 30, 2012, 2011 and 2010 have been derived from DigiCore's audited financial statements prepared in accordance with IFRS as issued by the IASB and not included or incorporated by reference into this Proxy Statement. Historical results of operations and financial position are not necessarily indications of the results that may be expected in future periods.

	Year Ended June 30,										Six Months Ended December 31,
	2014		2013		2012		2011		2010		2014		2013
											(Unaudited)
Operating Results Data:	(In thousands, except per share data)
Revenue	R	891,943	R	878,578	R	824,654	R	712,248	R	530,534	R	450,747	R	428,193
Operating profit (loss)	16,297		(50,854)		11,711		83,915		70,689		33,211		27,336
Profit (loss) attributable to owners of parent	7,036		(59,194)		1,524		49,454		46,255		26,585		19,681
Earnings (loss) per share (cents):
Basic	2.94		(24.70)		0.69		22.40		20.76		11.10		8.21
Diluted	2.83		(24.70)		0.69		22.40		20.76		10.69		8.21
Weighted average number of shares in issue:
Basic	239,607		239,607		220,756		220,756		222,755		239,607		239,607
Diluted	248,677		239,607		220,756		220,756		222,755		248,677		239,607
Dividend per share (cents)	—		—		6.00		5.99		6.89		—		—

	As of June 30,										As of December 31,
	2014		2013		2012		2011		2010		2014		2013
											(Unaudited)
	(In thousands)
Balance Sheet Data:					(2012 Restated)
Cash and cash equivalents	R	19,267	R	42,531	R	41,319	R	53,092	R	49,330	R	27,527	R	37,251
Working capital(1)	115,965		198,825		174,249		249,413		185,497		122,428		238,009
Total assets	760,360		840,910		919,384		782,937		667,181		775,198		904,779
Non-current liabilities	26,466		55,712		48,994		35,130		36,600		28,934		60,517
Equity attributable to equity holders of the parent	565,978		580,235		598,473		613,982		485,390		578,049		609,162
_____________________________

(1)	Working capital is defined as the excess of current assets over current liabilities.

31

Information about Exchange Rates

The following table shows, for the periods indicated, information concerning the exchange rate between the U.S. Dollar and the South African Rand. This information is derived from the daily exchange rates published by OANDA Corporation. This information is provided solely for your information, and we do not represent that South African Rand could be converted into U.S. Dollars at these rates or at any other rate. The average rates for the six months ended December 31, 2014 and the five most recent fiscal years below represent the average of the exchange rates on the last day of each month during the period. All other average rates represent the average of the exchange rates on each day during the period.

	End of Period	Average	High	Low
Latest practical date:
July 15, 2015	0.0806	0.0837	0.0880	0.0794
Previous six months:
June 2015	0.0813	0.0812	0.0825	0.0794
May 2015	0.0822	0.0836	0.0847	0.0822
April 2015	0.0845	0.0833	0.0849	0.0818
March 2015	0.0827	0.0829	0.0857	0.0801
February 2015	0.0863	0.0862	0.0880	0.0847
January 2015	0.0863	0.0864	0.0876	0.0853

Six months ended December 31, 2014	0.0861	0.0907	0.0950	0.0855

Five most recent fiscal years:
2014	0.0944	0.0960	0.1038	0.0888
2013	0.1011	0.1126	0.1236	0.0977
2012	0.1207	0.1287	0.1498	0.1159
2011	0.1461	0.1430	0.1518	0.1284
2010	0.1307	0.1315	0.1377	0.1207

32

NON-GAAP FINANCIAL MEASURES

We have provided in this Proxy Statement financial information that has not been prepared in accordance with GAAP. Non-GAAP gross profit, operating expenses, adjusted EBITDA, net income (loss) and net income (loss) per share exclude restructuring charges, accruals related to an all-employee retention bonus plan adopted in 2014 as part of our turnaround efforts, share-based compensation expenses, amortization of intangibles associated with acquisitions, and charges related to our acquisition of RER, including estimated contingent earn-out and other acquisition-related expenses, adjustments to inventory valuation based on the fair value of finished goods, and professional fees and costs to perform due diligence and other acquisition-related procedures. Adjusted EBITDA also excludes interest, taxes, depreciation and amortization (unrelated to acquisitions).
Non-GAAP gross profit, operating expenses, adjusted EBITDA, net income (loss) and net income (loss) per share are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures are not intended to be used in isolation and, moreover, they should not be considered as a substitute for net income (loss), diluted earnings per share, operating expenses or any other performance measure determined in accordance with GAAP. We present non-GAAP gross profit, operating expenses, adjusted EBITDA, net income (loss) and net income (loss) per share because we consider each to be an important supplemental measure of our performance.
Our management uses these non-GAAP financial measures to make operational decisions, evaluate our performance, prepare forecasts and determine compensation. Further, our management believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance when planning, forecasting and analyzing future periods. The share-based compensation expenses are expected to vary depending on the number of new grants issued to both current and new employees, and changes in our stock price, stock market volatility, expected option life and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP gross profit, operating expenses, adjusted EBITDA, net income (loss) and net income (loss) per share, management excludes restructuring charges and other non-cash and one-time items in order to facilitate comparability of our operating performance on a period-to-period basis because such expenses are not, in management’s view, related to our ongoing operating performance. Our management uses this view of its operating performance for purposes of comparison with its business plan and individual operating budgets and allocation of resources.
We further believe that these non-GAAP financial measures are useful to investors in providing greater transparency to the information used by management in its operational decision-making. We believe that the use of non-GAAP gross profit, operating expenses, adjusted EBITDA, net income (loss) and net income (loss) per share also facilitates a comparison of our underlying operating performance with that of other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.
Calculating non-GAAP gross profit, operating expenses, adjusted EBITDA, net income (loss) and net income (loss) per share have limitations as an analytical tool, and you should not consider these measures in isolation or as substitutes for GAAP metrics. In the future, we expect to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring. You are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. Limitations in relying on non-GAAP financial measures include, but are not limited to, the fact that other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool.
You are encouraged to review the reconciliation of non-GAAP financial measures contained within this Proxy Statement with our GAAP financial results.

33

SELECTED NON-GAAP CONSOLIDATED FINANCIAL DATA OF THE COMPANY

For the three months ended March 31, 2015, we reported a non-GAAP gross profit of $13.3 million, an increase of 31.2% compared to a non-GAAP gross profit of $10.1 million for the three months ended March 31, 2014. For the three months ended March 31, 2015, we reported an adjusted EBITDA of $0.6 million, a $5.8 million improvement from an adjusted EBITDA of $(5.2) million for the three months ended March 31, 2014. Adjusted EBITDA excludes restructuring charges, accruals related to an all-employee retention bonus plan adopted in 2014 as part of our turnaround efforts, share-based compensation expense, interest, taxes, depreciation, amortization, and charges related to our acquisition of RER, including estimated contingent earn-out and other acquisition-related payments, adjustments to inventory valuation based on the fair value of finished goods, and professional fees and costs to perform due diligence and other acquisition- related procedures.
For the three months ended March 31, 2015, we reported non-GAAP operating costs and expenses of $13.8 million and a non-GAAP net loss of $(0.6) million, or $(0.01) per share. For the three months ended March 31, 2014, we reported non-GAAP operating costs and expenses of $17.2 million and a non-GAAP net loss of $(7.1) million, or $(0.21) per share. Non-GAAP net loss excludes the same items as adjusted EBITDA, except it includes interest, taxes, depreciation and amortization (unrelated to acquisitions).
The following table presents a reconciliation of GAAP net income (loss) to non-GAAP net income (loss) for the three months ended March 31, 2015 and 2014 (unaudited and in thousands, except per share data):

	Three Months Ended March 31, 2015		Three Months Ended March 31, 2014
	Net Income (Loss)	Income (Loss) Per Share	Net Income (Loss)	Income (Loss) Per Share
GAAP net loss	$(7,826)	$(0.17)	$(8,981)	$(0.26)
Adjustments:
Share-based compensation expense(a)	790	0.02	477	0.01
Purchased intangibles amortization(b)	167	—	224	0.01
Acquisition related charges(c)	900	0.02	—	—
Retention bonus(d)	5,500	0.12	—	—
Restructuring charges(e)	(164)	—	1,166	0.03
Non-GAAP net loss	$(633)	$(0.01)	$(7,114)	$(0.21)
________________________________________

(a)	Adjustments reflect share-based compensation expense recorded under ASC Topic 718.

(b)	Adjustments reflect amortization of purchased intangibles for our acquisitions.

(c)
Adjustments for the three months ended March 31, 2015 reflect professional fees, including legal, due diligence and other related procedures, for the RER acquisition and also include fair value adjustments of acquired finished goods and contingent earn-out and other acquisition-related expenses.

(d)	Adjustments reflect accruals for an all-employee retention bonus plan.

(e)	Adjustments reflect restructuring charges (or a reduction in restructuring charges).

See the section entitled “Non-GAAP Financial Measures” for information regarding our use of non-GAAP financial measures.

34

The following table presents a reconciliation of GAAP costs and expenses to non-GAAP costs and expenses for the three months ended March 31, 2015 (unaudited and in thousands):

	GAAP	Share-based compensation expense (a)	Purchased intangibles amortization (b)	Restructuring charges (c)	Retention bonus (d)	Acquisition related charges and inventory fair value adjustments (e)	Non-GAAP
Cost of net revenues	$40,860	$21	$—	$—	$570	$51	$40,218
Operating costs and expenses:
Research and development	10,758	215	—	—	3,070	—	7,473
Sales and marketing	4,224	40	—	—	930	—	3,254
General and administrative	5,364	514	—	—	930	849	3,071
Amortization of purchased intangibles assets	167	—	167	—	—	—	—
Restructuring charges	(164)	—	—	(164)	—	—	—
Total operating costs and expenses	$20,349	769	167	(164)	4,930	849	$13,798
Total		$790	$167	$(164)	$5,500	$900
________________________________________

(a)	Adjustments reflect share-based compensation expense recorded under ASC Topic 718.

(b)	Adjustments reflect amortization of purchased intangibles for our acquisitions.

(c)	Adjustments reflect restructuring charges (or a reduction in restructuring charges).

(d)	Adjustments reflect accruals for an all-employee retention bonus plan.

(e)
Adjustments reflect professional fees, including legal, due diligence and other related procedures for the RER acquisition and also include fair value adjustments of acquired finished goods and contingent earn-out and other acquisition-related expenses.

See the section entitled “Non-GAAP Financial Measures” for information regarding our use of non-GAAP financial measures.

35

The following table presents a reconciliation of GAAP net loss before income taxes to adjusted EBITDA for the three months ended March 31, 2015 and 2014 (unaudited and in thousands):

	Three Months Ended March 31,
	2015	2014
GAAP net loss before income taxes	$(7,806)	$(8,956)
Depreciation and amortization(a)	1,247	2,125
Share-based compensation expense(b)	790	477
Restructuring charges(c)	(164)	1,166
Retention bonus(d)	5,500	—
Acquisition related charges(e)	900	—
Other expense	91	29
Adjusted EBITDA	$558	$(5,159)
________________________________________

(a)	Adjustments reflect depreciation and amortization charges, including amortization of purchased intangibles for our acquisitions.

(b)	Adjustments reflect share-based compensation expense recorded under ASC Topic 718.

(c)	Adjustments reflect restructuring charges (or a reduction in restructuring charges).

(d)	Adjustments reflect accruals for an all-employee retention bonus plan.

(e)
Adjustments reflect professional fees, including legal, due diligence and other related procedures for the RER acquisition and also include fair value adjustments of acquired finished goods and contingent earn-out and other acquisition-related expenses.

See the section entitled “Non-GAAP Financial Measures” for information regarding our use of non-GAAP financial measures.

36

SUMMARY UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The accompanying summary unaudited pro forma condensed combined financial statements present the pro forma combined financial position and results of operations of the combined businesses of the Company, RER, which was acquired by the Company on March 27, 2015, and DigiCore, which the Company expects to acquire during the fourth quarter of 2015. These unaudited pro forma combined condensed financial statements are based on the historical financial statements of the Company, RER and DigiCore, after giving effect to the acquisitions of both RER and DigiCore and are intended to reflect the impact of the acquisition of DigiCore on the Company.

The Company has entered into a TIA with DigiCore under which it has agreed to purchase 100% of the outstanding shares of DigiCore for cash consideration of 4.40 South African Rand per share, or a Maximum Consideration Amount of approximately $88.3 million in the aggregate based on the spot exchange rate in effect on June 18, 2015, the date the TIA was executed.

The summary unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014 combines the Company's historical results for the fiscal year ended December 31, 2014 with RER and DigiCore’s historical results for the year ended December 31, 2014 as if the transactions had been consummated on January 1, 2014. DigiCore’s fiscal year-end is June 30, so the DigiCore historical statement of operations for the year ended December 31, 2014 is derived from its June 30, 2014 audited financial statements and its unaudited interim financial statements for the six months ended December 31, 2014. The DigiCore statement of operations data has been converted from South African Rand (“ZAR”) to U.S. Dollars (“USD”) at the average daily exchange rate for the year ended December 31, 2014 of ZAR 10.8436 per USD.

The summary unaudited pro forma condensed combined balance sheet reflects the acquisition of DigiCore as if it had been consummated on March 31, 2015. Since DigiCore’s latest publicly available financial statements filed with the JSE cover the six month period ended December 31, 2014, DigiCore’s condensed combined balance sheet as of December 31, 2014 has been used as an estimate of DigiCore’s balance sheet as of March 31, 2015. The DigiCore balance sheet data has been converted from ZAR to USD at the March 31, 2015 spot exchange rate of ZAR 12.0907 per USD.

The summary unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2015 combines the Company's historical results for the three months ended March 31, 2015 with RER and DigiCore’s estimated historical results for the three months ended March 31, 2015 as if the share purchases of RER and DigiCore had been consummated on January 1, 2015. Since DigiCore’s most recent historical results filed with the JSE are for the six months ended December 31, 2014, the Company has derived DigiCore’s operating results for the three months ended March 31, 2015 from DigiCore's operating results for the six months ended December 31, 2014. The DigiCore statement of operations data has been converted from ZAR to USD using the average daily exchange rate for the three months ended March 31, 2015 of ZAR 11.7423 per USD.

	Three Months Ended March 31, 2015	Year Ended December 31, 2014
Unaudited Pro Forma Condensed Combined Statement of Operations Data:	(In thousands, except per share data)
Net revenues	$77,711	$291,240
Operating loss	(8,398)	(44,287)
Net loss attributable to shareholders	(12,196)	(60,111)
Net loss per share attributable to shareholders:
Basic and diluted	(0.23)	(1.34)
Weighted-average shares used in computation of basic and diluted net loss per share attributable to common shareholders:
Basic and diluted	52,921	45,010

As of March 31, 2015
Unaudited Pro Forma Condensed Combined Balance Sheet Data:	(In thousands)
Cash and cash equivalents	$37,977
Property and equipment, net	16,564
Intangible assets, net	57,437
Goodwill	25,216
Total assets	259,534
Long-term liabilities	106,057
Stockholders’ equity	69,023

37

COMPARATIVE PER SHARE DATA

Presented below are the Company’s and DigiCore’s historical per share data for the three months ended March 31, 2015 and the year ended December 31, 2014 and unaudited condensed combined pro forma per share data for the three months ended March 31, 2015 and the year ended December 31, 2014. The historical book value per share is computed by dividing total stockholders’ equity (deficit) by the number of shares of common stock outstanding at the end of the period. The pro forma earnings per share of the combined company is computed by dividing the pro forma net income by the pro forma weighted average number of shares outstanding. The pro forma book value per share of the combined company is computed by dividing total pro forma stockholders’ equity by the pro forma number of shares of common stock outstanding at the end of the period. We have not provided equivalent per share pro forma information in the tables below because such information is not material to the proposals being voted upon by the Company’s stockholders. The pro forma information described below gives effect to the acquisition of DigiCore by the Company as if the transactions had occurred on January 1, 2014 and includes certain adjustments and assumptions regarding the combined company after giving effect to the transactions.

The following information should be read in conjunction with (i) the audited financial statements of the Company, which are incorporated by reference in this Proxy Statement and (ii) the unaudited pro forma combined condensed financial information included in Annex D to this Proxy Statement. The unaudited pro forma information below is presented for informational purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the transactions had been completed as of the periods presented, nor is it necessarily indicative of the future operating results or financial position of the combined company. In addition, the unaudited pro forma information does not purport to indicate balance sheet data or results of operations data as of any future date or for any future period.

Company Historical Data Per Common Share	As of and for the Three Months Ended March 31, 2015	As of and for the Year Ended December 31, 2014
Net loss	$(7,826)	$(39,674)
Net loss per common share
Basic	(0.17)	(1.05)
Diluted	(0.17)	(1.05)
Book value per common share	0.64	0.67

DigiCore Historical Data Per Ordinary Share	As of and for the Three Months Ended March 31, 2015(1)(2)	As of and for the Year Ended December 31, 2014(2)
Net income	$1,112	$1,184
Net income per ordinary share
Basic	0.005	0.005
Diluted	0.004	0.005
Book value per ordinary share	0.201	0.201
_____________________________

(1)	Derived from DigiCore's historical data for the six months ended December 31, 2014. See Annex D for additional information.

(2)	See Annex D for information regarding exchange rates used to convert South African Rand to U.S. Dollars for the period.

Condensed Combined Unaudited Pro Forma Data Per Common Share	As of and for the Three Months Ended March 31, 2015	As of and for the Year Ended December 31, 2014
Net loss	$(12,216)	$(60,212)
Net loss per common share
Basic	(0.23)	(1.34)
Diluted	(0.23)	(1.34)
Book value per common share	1.38	1.47

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COMPARATIVE MARKET PRICE DATA AND DIVIDEND INFORMATION

Shares of the Company’s common stock are listed and traded on the NASDAQ Global Select Market under the symbol “MIFI.” DigiCore’s ordinary shares are listed and traded on the JSE Limited stock exchange under the symbol “DGC.” The following table sets forth, for the calendar quarters indicated, the high and low sales prices per share of shares of the Company’s common stock, as reported on NASDAQ, and of DigiCore’s ordinary shares, as reported on the JSE Limited. Neither the Company nor DigiCore declared or paid any cash dividends on its common shares during the periods presented. On July 24, 2015, the record date for the Special Meeting, there were 52,470,660 shares of the Company’s common stock outstanding.

	Company		DigiCore
	High	Low	High		Low
2015
Third Quarter (through July 15, 2015)	$3.28	$2.76	R	4.14	R	4.00
Second Quarter	$6.89	$3.09	R	4.25	R	2.41
First Quarter	$5.90	$3.06	R	3.25	R	2.50
2014
Fourth Quarter	$3.76	$2.26	R	3.25	R	2.10
Third Quarter	$3.91	$1.67	R	2.30	R	1.85
Second Quarter	$2.18	$1.51	R	2.30	R	2.08
First Quarter	$3.40	$1.66	R	2.35	R	1.61
2013
Fourth Quarter	$3.36	$1.95	R	1.83	R	1.40
Third Quarter	$4.43	$2.57	R	1.95	R	1.22
Second Quarter	$4.14	$1.90	R	2.40	R	1.82
First Quarter	$2.44	$1.27	R	3.16	R	1.77

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF DIGICORE

Set forth below is management’s discussion and analysis of financial condition and results of operation for DigiCore for (i) the six months ended December 31, 2014 compared to the six months ended December 31, 2013, (ii) the year ended June 30, 2014 compared to the year ended June 30, 2013 and (iii) the year ended June 30, 2013 compared to the year ended June 30, 2012. The following discussion and analysis of DigiCore’s financial condition and results of operations should be read in conjunction with the unaudited interim financial statements of DigiCore and the notes thereto, as of and for the six months ended December 31, 2014 and 2013, prepared in accordance with IFRS and attached as Annex B to this Proxy Statement and the audited financial statements of DigiCore and the notes thereto, as of and for the years ended June 30, 2014, 2013 and 2012, prepared in accordance with IFRS and attached as Annex C to this Proxy Statement.
Critical Accounting Policies and Estimates
DigiCore makes judgments, estimates and assumptions concerning the future when preparing its consolidated financial statements. Actual results may differ from these estimates. Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimates are revised and in any future periods affected. The judgments, estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities are discussed below. For additional information, see the consolidated financial statements of DigiCore and related notes included elsewhere in this Proxy Statement.
Loans and Receivables
Loans and receivables are financial assets with fixed or determinable payments that are not quoted in an active market. Such assets are recognized initially at fair value plus any directly attributable transaction costs. Subsequent to initial recognition, loans and receivables are measured at amortized cost using the effective interest method, less any impairment losses.
Appropriate allowances for estimated irrecoverable amounts are recognized in profit or loss when there is objective evidence that the asset is impaired. Significant financial difficulties of the debtor, probability that the debtor will enter bankruptcy or financial reorganization, and default or delinquency in payments (more than 60 days overdue) are considered indicators that the trade receivable is impaired. The allowance recognized is measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows discounted at the effective interest rate computed at initial recognition. The carrying amount of the asset is reduced through the use of an allowance account, and the amount of the loss is recognized in the statement of comprehensive income within operating expenses. When a trade receivable is uncollectible, it is written off against the allowance account for trade receivables. Subsequent recoveries of amounts previously written off are credited against operating expenses in the statement of comprehensive income.
Loans and receivables are comprised of loans, trade receivables, cash and cash equivalents and other receivables. For all financial instruments carried at amortized cost where the effects of time value of money are not considered to be material the instruments are not discounted as their face values approximate their amortized cost. The fair value of loans and receivables is estimated at the present value of future cash flows, discounted at the market rate of interest at the reporting date. This fair value is determined for disclosure purposes or when acquired in a business combination.
Allowance for Slow Moving, Damaged and Obsolete Stock
An allowance to write stock down to the lower of cost or net realizable value has been provided. DigiCore’s management has made estimates of the selling price and direct cost to sell certain inventory items.
Options Granted
Management uses the Black Scholes model to determine the value of the options at issue date.
Fair Value of Assets Acquired in Business Combinations
Fair values are attributed to the identifiable assets, intangible assets, liabilities and contingent liabilities acquired during a business combination. These fair values are determined by reference to active market values, or where these are unavailable, by reference to current market prices of similar assets or liabilities, or by applying a discounted cash flow model to the expected future cash flows to be generated.

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Impairment Testing of Goodwill, Tangible and Intangible Assets
Goodwill - DigiCore tests goodwill for impairment on an annual basis. The recoverable amounts of cash-generating units have been determined based on value-in-use calculations. These calculations are performed internally by DigiCore and require the use of estimates and assumptions. The input factors most sensitive to change are DigiCore management’s estimates of future cash flows based on budgets and forecasts, growth rates and discount rates. DigiCore has performed a sensitivity analysis by varying these input factors by a reasonably possible margin and assessing whether the changes in input factors result in any of the goodwill allocated to appropriate cash generating units being impaired.
Intangible assets - The relative size of DigiCore’s intangible assets with finite useful lives makes the judgments surrounding the estimated useful lives and residual values critical to DigiCore’s financial position and performance. Useful lives are reviewed on an annual basis with the effects of any changes in estimates accounted for on a prospective basis. The residual values of intangible assets are assumed to be zero. Intangible assets under development are costs directly attributable to the design and testing of identifiable and unique software products controlled by DigiCore and are recorded as intangible assets by DigiCore when certain criteria have been met. The assessment as to when these criteria have been met is subjective and capitalization has been based on DigiCore management’s best judgment of facts and circumstances in existence at year-end. Useful lives of other intangible assets are based on DigiCore management’s estimates and take into account historical experience as well as future events which may impact the useful lives of such assets.
Provisions
Provisions raised were based on the best estimate of the obligation using information available at the reporting date.
Taxation
Judgment is required in determining the provision for income taxes due to the complexity of legislation. There are many transactions and calculations for which the ultimate tax determination is uncertain during the ordinary course of business. Where the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact the income tax and deferred tax provisions in the period in which such determination is made.
DigiCore recognizes the net future tax benefit related to deferred income tax assets to the extent that it is probable that the deductible temporary differences will reverse in the foreseeable future. Assessing the recoverability of deferred income tax assets requires DigiCore to make significant estimates related to expectations of future taxable income. Estimates of future taxable income are based on forecast cash flows from operations and the application of existing tax laws in each jurisdiction. To the extent that future cash flows and taxable income differ significantly from estimates, the ability of DigiCore to realize the net deferred tax assets recorded at the end of the reporting period could be impacted.
Useful Lives of Property, Plant and Equipment
The estimation of the useful lives of property, plant and equipment is based on historic performance as well as expectations about future use and therefore requires a significant degree of judgment to be applied by DigiCore’s management. The depreciation rates used represent DigiCore management’s current best estimate of the useful lives of the assets.
Useful Lives of Intangible Assets
The estimation of the useful lives of intangible assets is based on historic performance as well as expectations about future use and therefore requires a significant degree of judgment to be applied by DigiCore's management. These rates represent DigiCore management’s best estimate of the useful lives of these assets.
Six Months Ended December 31, 2014 Compared to Six Months Ended December 31, 2013
Overview
Performance for the first half of the financial year ending December 31, 2014 was very encouraging with all operations, local and international, reporting profits and solid progress against DigiCore’s strategic objectives and plans. DigiCore’s Ctrack received the 2014 Technology Top 100 award for management of technology (large enterprise category), endorsed by the Department of Science and Technology, and is a master innovator finalist in the Accenture Innovation Index.
Equally, investing in sales structure and selling skills has enabled DigiCore to develop a healthy sales pipeline and leverage a variety of solutions, including insurance telematics, jamming detection and fleet analytics.

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Research and Development
The total cost of research and development incurred during the six month period amounted to R32.1 million of which R15.3 million was capitalized to the balance sheet. This amount also excludes amortization of previously capitalized development costs of R8.4 million.
Results of Operations for the Six Months Ended December 31, 2014 Compared to the Six Months Ended December 31, 2013

•	R7.5 million of the profit before tax of R29.7 million was generated by DigiCore’s international business, compared to the loss of R3.5 million reported in the comparative period.

•	Revenue increased by 5.3% (R22.5 million), mainly attributed to growth in the stolen vehicle response (“SVR”) and insurance markets.

•
Overhead expenditure decreased by R5.8 million mainly due to a lower provision for bad debts after the cleanup in the previous financial period. After considering the impact of the bad-debt provision, overhead expenditure was in line with the prior year, reflecting the effectiveness of cost-saving initiatives despite inflationary salary increases of 7% for DigiCore’s employees.

•	The business continued to generate positive cash flows, allowing DigiCore to settle a further R18.8 million on financing facilities.

•	DigiCore sold 6,273,500 shares (11.5% of its holding) in TPL Trakker Limited for R5.9 million which further enhanced its cash position.
Year Ended June 30, 2014 Compared to Year Ended June 30, 2013
Overview
During this period, the strategic and special projects division continued to identify and define innovative applications and future telematics trends. Under the Ctrack brand, DigiCore was ranked as best telematics technology provider and telematics service provider in Asia, Latin America and other continents, including Africa and Australasia, in the 2013 Insurance Telematics Supplier Ranking Study by Ptolemeus Consulting Group which helps insurers select their partners.
New Products and Services for the Marketplace
Several new product developments were initiated for the fleet and consumer/insurance markets. An updated ODBII-based plug-and-play telematics device has been released and proof-of-concept is ongoing with a number of insurance companies. The final product, which is fully manufactured externally, will be released with Ctrack firmware and will be in the market beginning November 2014.
Development of the interactive business intelligence and bureau-reporting environment has been completed. This latest software platform enables Ctrack customers to receive automated reports as well as dynamic key performance indicator reporting on drivers and vehicles respectively. This informs businesses on decisions to optimize fleet size and performance, and improve behavior for safety and lower maintenance costs.
Insurance Telematics
DigiCore remains ahead in insurance telematics and today operates over 100,000 driver behavior-based insurance telematics systems globally. DigiCore’s product is being offered to insurance markets in South Africa, the UK and Australia.
The Business Model
The business model, in terms of cash or externally funded deals, is now bedded down and part of DigiCore’s normal sales process in the fleet market. This strategy allowed DigiCore to improve cash flow and settle loans of R80 million in the 2014 financial period. DigiCore’s income stream is being converted into a more sustainable model that combines subscription, external rental and cash-based revenue.
Regional Operations
Internationally, DigiCore recorded a significant operational improvement towards the end of the year despite one-off costs of closing loss-making businesses. An improved European economy supported some growth and the international operations were in a break-even situation as opposed to loss-making in prior years. In the European region, which is managed from the UK, operations in Belgium and Luxembourg were closed with customers now supported from the Netherlands. Costs were reduced to ensure profitable trading in the future.

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Australia performed reasonably well in the prior year. This is a growth market, but quite demanding as product offerings have to comply with strict legislation. The necessary development work has been done to comply with those specific requirements and DigiCore’s management is incentivized by way of partial ownership (8%) of the local subsidiary.
The Malaysian operation was consolidated into the partnership with Mega Fortris Ctrack Solutions, which has opened offices in Malaysia, China, Thailand, Singapore and Indonesia.
In South Africa, purchasing decisions of clients were delayed by the election and strikes, which impacted business in DigiCore’s second half. Sales channels have been evaluated and appropriate changes made. Necessary changes were also made to support the product portfolio with an efficient back office.
Ctrack Mzansi, in its third year of operation, moved from a level 4 to a level 1 B-BBEE (broad-based black economic empowerment) contributor in 2013. The Department of Labour, Aveng Trident Steel and Barloworld Equipment were significant contract wins in the period.
Macro-economic Drivers
Given the global nature of its business, DigiCore constantly monitors changes and risks in the global economy to preempt challenges and introduce cautionary responses. Despite signs that the global economy is recovering, albeit modestly, Europe remains in recession. Equally, although emerging market growth has slowed, it remains attractive for its business. Economic fluctuations have an impact on the policy-making process as this has become skewed in developed economies, with repercussions in emerging markets that face complications and regulatory uncertainty. Certain sectors are particularly vulnerable, such as mining, and DigiCore continues to assess developments to remain abreast of threats and risks.
Fortunately, inflation remained fairly stable in the review period. Having more information available to fleet owners through telematics is a sure way to increase efficiency and reduce costs, hence global economic constraints also offer opportunities for the telematics industry and DigiCore. DigiCore’s ongoing research and development keeps it at the forefront of identifying such gaps and keeps the company competitive.
Research and Development
The total cost of research and development incurred amounted to R69.5 million of which R36.5 million was capitalized to the balance sheet. This amount also excludes amortization of previously capitalized development cost of R18 million.
Financial Review and Restatement
During this period, DigiCore’s Board of Directors, in conjunction with the Audit and Risk Committee, requested a detailed investigation of DigiCore’s systems and operations as part of a comprehensive business review. This review included a change of management, an understanding of product costs and familiarization with the process of internal controls and accounting for transactions. Following this review, the results presented required a restatement of the prior-period financial statements. DigiCore’s management believes this restatement will set a baseline for more reliable and relevant information on DigiCore’s performance and financial position.
This investigation further resulted in the impairment of trade receivables in the amount of R56.6 million, the impairment of deposits of R8.8 million and the impairment of inventory of R33.1 million. DigiCore’s management subsequently implemented control procedures to ensure that this level of impairment will not recur in the future.
As a result of the detailed operations and system review discussed above, the following restatements were identified:

•
Capitalization of development cost as part of inventories and rental units. DigiCore provides a tracking solution to its customers through a tracking device paired with tracking software. When revenue is recognized, the resulting cost of sale should also be recognized for the tracking unit and the software used to provide the solution. This was previously done by the DigiCore-owned factory by including a profit margin that recovers all manufacturing and development costs when tracking units were sold to other subsidiaries within the DigiCore group. The DigiCore group therefore carried these tracking units in inventory and rental assets at a value inclusive of manufacturing cost and the allocated development cost. DigiCore’s management has concluded that a more appropriate basis of capitalizing these development costs as part of inventories and rental units would be to capitalize the amortization of development costs as recognized in the financial period. This change in the accounting policy changes the manner in which the cost is allocated to inventories and rental units resulting in more relevant and reliable information about the effects of the transactions.

•
Impairment of rental units. DigiCore rents a tracking solution to customers over a contract period. DigiCore will receive rental income over the duration of the contract period and the unit should be depreciated over the contract period. The accounting system for the rental units was designed in such a manner that a number of rental units that should have

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previously been impaired could not be identified from the accounting system, as the economic benefit of these assets had been depleted. The rental units have been impaired using a recoverable amount based on the estimated value in use. Controls have been implemented to improve the manner in which information from the accounting system is obtained and recorded.

•
Connection incentive bonus. DigiCore previously received a fixed connection incentive bonus (“CIB”) from the cellular network service providers upon activation or renewal of a cellular line contract. Previously, this commission was recognized as revenue when received. The cellular providers have subsequently ceased to pay these commissions and as a direct result have significantly reduced the monthly subscription charge. Due to the availability of this information, DigiCore's management decided to change the accounting policy from recognizing the CIB revenue upfront to deferring the revenue over the contract period to reflect the true substance of the transaction.

Results of Operations for the Year Ended June 30, 2014 Compared to the Year Ended June 30, 2013

•
Profit/loss after tax turned from a loss of R59.3 million to a profit of R7.8 million for the financial period. This result, however, includes adjustments that DigiCore’s management expects to be non-recurring in the future. These adjustments cover an additional provision for bad debts of R56.6 million, impaired deposits of R8.8 million and impaired stock of R33.1 million. A positive currency adjustment of R35.3 million was raised due to the conversion of Pound- and Euro-exposed loans to Rand. The nature of these loans was changed subsequent to the end of the financial period which eliminates any foreign currency exposure in profit and loss on these loans. In total, the results include non-recurring adverse adjustments totaling R63.2 million.

•
DigiCore management calculated normalized earnings by using headline earnings and adjusting this for an expected level of impairments of inventory of R4 million, trade receivables of R12 million and foreign currency gains. This resulted in normalized earnings after tax of R53.2 million in the review period, compared to a normalized loss of R13.4 million in the prior period.

•
The increase in normalized earnings was mainly due to the increase in sales of 5.6% and a decrease in operating expenses of 8.4%. Lower operating expenses reflect the closure of several non-profitable operations locally and internationally, restructuring existing operations and more stringent controls for cost approvals.

•	The increase in revenue was mainly attributable to the increase in revenue from the insurance industry.

•	During the year, operations and the finance department collaborated to improve the collection of trade receivables. This assisted DigiCore to improve cash generated by operations by 42.4%.

•	Cash from operating activities of R148.9 million was generated and used to fund investment activities of R92.3 million. The cash generated was used to repay loans and overdraft facilities.

Year Ended June 30, 2013 Compared to Year Ended June 30, 2012
Overview
The year ended June 30, 2013 was one of restructuring and consolidation to position DigiCore for accelerated growth as it responded to several challenges in the marketplace. This included putting a new technology platform in place, new products, streamlined processes and the necessary sales and marketing strategies to drive top-line growth over coming years.
Consolidation Process
Under the Ctrack brand, DigiCore operates through three core owned entities based in South Africa, Europe (run from the United Kingdom) and Australia. Elsewhere in Africa, Asia and the Middle East, DigiCore operates on a distributor model and this gives the company a competitive edge in emerging markets, especially given the prevailing economic constraints in Europe. DigiCore has representation in over 50 countries with some 750,000 systems sold globally to date. These remain important markets for DigiCore’s long-term growth and investment strategies and this diversification underpins DigiCore’s sustainability.
Further consolidation took place when the Latin America operation was moved to a distributor model to rationalize operations and cut costs. Operational processes in South Africa were streamlined and automated with the introduction of DigiCore’s innovative mobile resource management (“MRM”) device. Now installations are more efficient, paperless and workflow-orientated, delivering a faster turnaround to customers. The group also refocused the customer support center with tighter performance indicators, thereby improving customer service.

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As a result of these changes, growth strategies were reprioritized in favor of getting DigiCore’s house in order. In addition, a review of senior management responsibilities has resulted in a stronger, more focused organization with solid leadership primed to drive future growth and increase the overall sustainability of the group.
Streamlined Processes
In line with DigiCore’s strategic themes for the year, automation was identified as a key goal for 2013 to achieve integration, cost reduction and scalability. DigiCore’s MRM device, internally known as SID (systems integration device), enabled technicians to improve turnaround times by fully testing each installation onsite and scanning and uploading client and vehicle information at the point of sign-off. This paperless, workflow-oriented process and installation tool provides a fully automated installation. In addition, the Ctrack MaXx server and cloud platforms were enhanced to support DigiCore’s internal process improvement program.
Sales and Marketing Strategies
Investment in the South African sales strategy and structure included appointing a new sales director and renewed commitment to the fundamentals of sales expansion. This led to a renewed focus on opportunities in the motor dealership and insurance channels. Sales skills have been expanded through a mixture of training and recruitment to meet the challenges of a more demanding marketplace. Fleet sales are moving towards a more consultative sales approach to assist customers in optimizing benefits from their telematics systems. Sales personnel now work closely with clients to analyze and interpret their data to assist them in identifying areas for improvement. The business is being supported with increased marketing activity as DigiCore continues to invest in and build the Ctrack brand globally.
Insurance Telematics
There has been high growth in the insurance telematics sector with over 44,000 systems installed for Discovery Insure to date. In South Africa, new terms and conditions of the financial structure of this project were mutually agreed upon with Discovery Insure. The hardware will now be sold to Discovery Insure as opposed to being capitalized as rental stock. This will improve DigiCore’s gearing and alleviate cash flow pressures.
The Business Model
Progress has been made in converting the income stream into a more sustainable model that combines subscription, external rental and cash-based revenue. DigiCore anticipates that this will be more economically sustainable in the long term, with improved cash flows.
Regional Operations
The fleet business globally showed marginal growth, and DigiCore concentrated on implementing the new technology platform and streamlining and consolidating business processes.
Africa and Australia outperformed other regions on the back of strong telematics leadership and experience in the mining sector and a new product: the driver fatigue monitoring solution that was launched in Australia and shows promise, given that it is a legal requirement.
In Asia, Ctrack took the lead in providing advanced telematics solutions working with 2G and 3G, as well as cross-border tracking and solutions for the Transported Asset Protection Association (TAPA).
In South Africa, FleetConnect services for fleet management continue to evolve and were implemented with WesBank in August 2013. Since this is a major car financer in the country, DigiCore anticipates significant expansion in this market.
Tap-i-Fare continues to work closely with the taxi industry through the South African National Taxi Council (SANTACO) in both KwaZulu-Natal and the Western Cape.
Ctrack Mzansi, in its second year of operation, moved from a level 4 to a level 1 B-BBEEE contributor. The Department of Labour contract to install systems in all its vehicles was a significant highlight of the period.
New Products for the Marketplace
Our substantial investment in research and development has delivered a number of new products. This may not have yielded visible profits yet, but we anticipate that their roll out and commercialization in the 2014 financial year will reflect positively in the balance sheets. These products are detailed in the technology review and include: Ctrack On-the-Road, Ctrack OBD-II, Ctrack CANTouch, Ctrack cMe and driver fatigue monitoring.

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Research and Development
The total cost of research and development incurred amounted to R61.1 million of which R19.4 million was capitalized to the balance sheet. This amount also excludes amortization of previously capitalized development cost of R9.5 million.
Results of Operations for the Year Ended June 30, 2013 Compared to the Year Ended June 30, 2012

•	During the year ended June, 30 2013, DigiCore increased the installed base by 89,228 units. This is an increase of 17% against the 76,160 units shipped for the prior financial year.

•	Revenue rose by 6.54% to R878.6 million from R824.6 million for the comparative reporting period. The increase was due to the growth experienced in the insurance industry.

•
Depreciation and amortization charges rose significantly due to the increase in rental assets being depreciated over the term of contracts. Major contributors to the higher depreciation charge include the R15.3 million depreciation of intangible assets under development and R61.9 million related to rental stock.

•	A detailed impairment review of goodwill was performed resulting in an impairment of R57.5m in goodwill relating to subsidiaries in the United Kingdom, mainland Europe.

•	Finance costs rose to R14.4 million (2012: R6.0 million) due to the greater investment in rental assets that were financed with bank overdraft facilities.

•
Cash flow from operating activities increased by 63% to R104.5 million (2012: R64.0 million). Cash flow from investing activities decreased by 24% to an investment of R96.0 million (2012: R125.8 million). The net impact is that cash flow from operating and investing activities has decreased from a negative cash flow in 2012 of R61.8 million to a positive cash flow for 2013 of R8.5 million.

Off Balance Sheet Arrangements
DigiCore has no off-balance sheet arrangements.
Liquidity and Capital Risk Management
Liquidity Risk Management
DigiCore’s approach to managing liquidity is to ensure, to the extent possible, that it has sufficient liquidity at all times to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to its reputation. DigiCore manages liquidity risk through an ongoing review of future commitments and credit facilities. Typically, DigiCore ensures that it has sufficient cash on demand to meet expected operational expenses, including the servicing of financial obligations, but excludes the potential impact of extreme circumstances that cannot reasonably be predicted, such as natural disasters.
Capital Risk Management
DigiCore’s objectives in managing capital are to safeguard its ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital. The capital structure of DigiCore consists of debt, cash and cash equivalents and equity. In order to maintain or adjust the capital structure, DigiCore may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt.
Consistent with others in the industry, DigiCore monitors capital on the basis of the gearing ratio. This ratio is calculated as net debt divided by total capital. Net debt is calculated as total borrowings (including current and non-current borrowings as shown in the statements of financial position) less cash and cash equivalents. Total capital is calculated as “equity” as shown in the statements of financial position plus net debt. DigiCore’s strategy is to maintain a gearing ratio of between 10% to 55%. There are no externally imposed capital requirements.
There have been no changes to what the entity manages as capital, the strategy for capital maintenance or externally imposed capital requirements from the previous year.

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The table below sets forth DigiCore’s financial assets and liabilities grouped by maturity dates. The amounts disclosed in the table are the contractual undiscounted cash flows.

	Less than 1 year R'000	Between 1 year and 5 years R'000	Over 5 years R'000	Total R'000
As of June 30, 2014
Cash and cash equivalents	19,267	—	—	19,267
Trade and other receivables	175,506	—	—	175,506
Total Financial Assets	194,773	—	—	194,773

Other financial liabilities	20,620	13,904	—	34,524
Finance lease obligation	11,258	8,430	—	19,688
Trade and other payables	41,336	—	—	41,336
Bank Overdraft	49,723	—	—	49,723
Guarantees issued	203	—	—	203
Total Financial Liabilities	123,140	22,334	—	145,474

Net Liquidity Gap	71,633	(22,334)	—	49,299

For the past 18 months, DigiCore has been cash positive to the extent that it was able to repay R99 million of interest bearing debt and still be able to finance its operations and investing activities. This repayment resulted in total liabilities decreasing from R278.2 million to R200.1 million from December 31, 2013 to December 31, 2014. Based on the existing ability of DigiCore to generate funds, it is believed that DigiCore has sufficient working capital.
Contractual Obligations and Commitments
Liabilities

•
Loan from shareholders of Alchemist House (Proprietary) Limited - The loan is unsecured and has no fixed terms of repayment. The loan bears interest at prime. At year end this rate was 9% (2013 : 8.5%). The loan of R393,000 was fully repaid during the 2015 financial period.

•
Loan from shareholders of Alchemist House (Proprietary) Limited - The loan is unsecured and has no fixed terms of repayment. The loan bears interest at prime plus 2%. At year end this rate was 11% (2013 : 10.5%). The loan of R622,000 was fully repaid during the 2015 financial period.

•
Mortgage bond - The loan bears interest at the prime rate minus 1.75%. At year end this rate was 7.25% (2013: 6.75%). The current installment is R386,218 per month and the loan is repayable in 10 years. This mortgage bond is secured by the property in the Regency Office Park. R3.2 million of the bond will be repaid during the following financial year and the remaining R13.2 million balance will be repaid before the end of a 5 year period.

•
Merchant West Facility - This full book discounting facility is secured by the trade receivables of DigiCore Fleet Management SA (Proprietary) Limited and an unlimited guarantee issued by DigiCore Holdings Limited. The facility is repayable on demand. In the 2012 financial year this facility was classified as an overdraft and the balance was R20,000,000. Interest is charged on the outstanding balance at the prime rate plus 2%. At year end this rate was 11% (2013: 10.5%). The full facility of R15 million was repaid during the 2015 financial period.

•	Grindrod Bank - This is an overdraft facility of R20 million that has no fixed repayment date and that is negotiable annually.

•	Absa Bank - This is an overdraft facility of R29.7 million that has no fixed repayment date and that is negotiable annually.

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Capital (Finance) Lease Obligations
It is DigiCore’s policy to lease certain motor vehicles under finance leases. The average lease term is 3-5 years and the average effective borrowing rate is 10% (2013: 9%). Interest rates are linked to prime at the contract date. All leases have fixed repayments and no arrangements have been entered into for contingent rent. The average escalation is between 8% and 12%. DigiCore’s obligations under the finance leases are secured by the lessor’s charge over the leased assets. There were no sublease agreements in place during the period ended June 30, 2014.
Minimum lease payments due (R'000 as of June 30, 2014):

within one year	11,258
in second to fifth year inclusive	8,430
19,688
less: future finance changes	(1,861)
Present value of minimum lease payments	17,827
Operating Lease Obligations
Operating lease payments represent rentals payable by DigiCore for certain of its office properties. Leases are negotiated for an average term of seven years and rentals are fixed for an average of three years. No contingent rent is payable. The average escalation is between 8% and 12%.
Minimum lease payments due (R’000 as of June, 30 2014):

within one year	13,931
in second to fifth year inclusive	7,267
Total	21,198

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QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK OF DIGICORE

Overview
DigiCore is exposed to the following risks from its use of financial assets and liabilities:

•	credit risk

•	interest rate risk

•	foreign currency exchange risk
This section presents information about DigiCore’s exposure to each of the above risks, DigiCore’s objectives, policies and processes for measuring and managing risk, and DigiCore’s management of capital.
DigiCore is exposed in varying degrees to a variety of financial instrument related risks. The DigiCore Board has the overall responsibility for the establishment and oversight of DigiCore’s risk management framework. The DigiCore Board has established an Audit and Risk Committee to develop and monitor DigiCore’s risk management policies that will ensure that significant business risks are systematically identified, assessed and reduced to acceptable levels. A comprehensive risk management process has been developed to continuously monitor and control these risks.
DigiCore’s risk management policies are established to identify and analyze the risks faced by DigiCore, to set appropriate risk limits and controls, and to monitor risks and adherence to limits. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and the products and services offered by DigiCore. DigiCore, through its training and management standards and procedures, aims to develop a disciplined and constructive control environment in which all employees understand their roles and obligations.
Financial risks related to DigiCore’s operations are managed by DigiCore’s finance division. The Audit and Risk Committee oversees how management monitors compliance with DigiCore’s risk management policies and procedures, and reviews the adequacy of the risk management framework in relation to the risks faced by DigiCore. The Audit and Risk Committee is assisted in its oversight role by Internal Audit. Internal Audit undertakes both regular and ad hoc reviews of risk management controls and procedures and reports the results to DigiCore’s Audit Committee.
There have been no changes to the objectives, policies and processes for managing risks and methods used to manage risks from the previous year.
Credit Risk
Credit risk consists mainly of cash deposits, cash equivalents, and trade debtors. DigiCore only deposits cash with major banks with high quality credit standing and limits exposure to any one counter-party. DigiCore’s exposure to credit risk is influenced mainly by the individual characteristics of each customer. However, management also considers the demographics of DigiCore’s customer base, including the default risk of the industry and country in which customers operate, as these factors may have an influence on credit risk. DigiCore has established a credit policy under which each new customer is analyzed individually for credit worthiness before being offered DigiCore’s standard payment and delivery terms and conditions. Geographically, there is no concentration of credit risk.
Trade and other receivables consists of a large number of customers spread across diverse industries and geographical areas. The exposure to credit risk is influenced by the individual characteristics, the industry and geographical area of the counterparty with whom DigiCore has transacted. Trade and other receivables are carefully monitored for impairment. An allowance for impairment of trade receivables is made where there is an identified loss event, which based on previous experience, is evidence of a reduction in the recoverability of cash. DigiCore establishes an allowance for impairment that represents its estimate of incurred losses with respect to trade and other receivables. At the reporting date, DigiCore did not consider there to be any significant concentration of credit risk which has not been adequately provided for.
Interest Rate Risk
DigiCore’s interest rate risk arises from borrowings, finance lease obligations and cash and cash equivalents. Borrowings issued at variable rates expose DigiCore to cash flow interest rate risk, while borrowings issued at fixed rates expose DigiCore to fair value interest rate risk. DigiCore’s policy is to maintain all of its borrowings in variable rate instruments. During 2014 and 2013, DigiCore’s borrowings at variable rates were denominated in the Rand and the Euro. DigiCore analyzes its interest rate exposure on a dynamic basis, is not highly geared and does not hedge against fluctuations in interest rates.

49

At June 30, 2014, if interest rates on Rand-denominated borrowings had been 1% higher with all other variables held constant, post-tax profit for the year would have been R1,434,241 (2013: R1,327,115) lower, mainly as a result of higher interest expense on floating rate borrowings.
Foreign Exchange Risk
DigiCore operates internationally and is exposed to foreign exchange risk arising from various currency exposures, primarily with respect to the U.S. dollar, British Pound, Australian Dollar and the Euro. Foreign exchange risk arises from future commercial transactions, recognized assets and liabilities and net investments in foreign operations. DigiCore also has certain investments in foreign operations whose net assets are exposed to foreign currency translation risk. Such risks related to the net assets of DigiCore’s foreign operations are managed primarily through borrowings denominated in the relevant foreign currencies.
At June 30, 2014, if the Rand had weakened by 10% against the U.S. dollar, British pound, Euro and Australian Dollar, with all other variables held constant, post-tax losses for the year would have been R4,954,828 higher, mainly as a result of translation of foreign operations, foreign exchange gains or losses on translation of U.S. dollar, British pound, Euro and Australian Dollar denominated trade receivables, borrowings and trade payables. Had the Rand strengthened by 10% against the above mentioned currencies, post-tax losses would have been R4,954,828 lower.

50

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The tables below provide information regarding the beneficial ownership of our common stock as of June 30, 2015 by:

•	each of our directors;

•	each of our named executive officers;

•	all directors and executive officers as a group; and

•	each beneficial owner of more than five percent of our common stock.
The tables below list the number and percentage of shares beneficially owned based on 50,309,122 shares of common stock outstanding as of June 30, 2015. Beneficial ownership is determined in accordance with SEC rules and regulations, and generally includes voting power or investment power with respect to securities held. Unless otherwise indicated and subject to applicable community property laws, we believe that each of the stockholders named in the table below has sole voting and investment power with respect to the shares shown as beneficially owned.
Directors and Named Executive Officers

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage
Alex Mashinsky	243,848	*
Michael Newman	29,388	*
Slim S. Souissi(2)	738,586	2.11%
Peter V. Leparulo(3)	509,958	1.00%
Kenneth G. Leddon(4)	—	*
Robert M. Hadley(5)	—	*
Catherine F. Ratcliffe(6)	—	*
Thomas D. Allen(7)	16,129	*
Philip Falcone	—	*
Russell Gerns	118,942	*
James Ledwith	129,890	*
Robert Pons	—	*
Sue Swenson	50,986	*
David A. Werner	151,858	*
All directors and executive officers as a group (12 persons)(8)	1,483,380	3.83%
____________________________

*	Less than 1%

(1)
Includes: (a) shares of common stock that may be acquired pursuant to stock options that are or will become exercisable within 60 days after June 30, 2015 as follows: Dr. Souissi (331,635 shares), Mr. Leparulo (509,958 shares), Mr. Gerns (22,862 shares), Mr. Ledwith (38,746 shares) and Mr. Werner (53,746 shares); and (b) shares of common stock issuable upon settlement of restricted stock units (“RSU”) that will vest within 60 days after June 30, 2015 as follows: Mr. Mashinsky (8,103 shares) and Mr. Newman (4,587 shares). Excludes shares of common stock that were issued to the executive officers of the Company in July 2015 pursuant to the terms of the Company’s 2014 Retention Bonus Plan because the executive officers did not have beneficial ownership of such shares as of June 30, 2015.

(2)	Mr. Souissi left his positions as President and Chief Operations Officer, effective as of June 11, 2015.

(3)
In a Form 4 filed on October 16, 2014, Mr. Leparulo reported beneficial ownership of 798,369 shares of common stock. On June 13, 2014, the Board replaced Mr. Leparulo as Chief Executive Officer. Mr. Leparulo resigned from the Board effective as of October 14, 2014. The Company believes, but has not been able to confirm, that Mr. Leparulo’s beneficial ownership of common stock had declined to 509,958 shares as of June 30, 2015. This figure represents stock options that are or will become exercisable within 60 days after June 30, 2015.

(4)	Mr. Leddon resigned from his position as Chief Financial Officer effective as of May 31, 2014.

(5)
In a Form 4 filed on July 2, 2014, Mr. Hadley reported beneficial ownership of 110,356 shares of common stock. Mr. Hadley resigned from his position as Chief Marketing Officer effective as of July 11, 2014. The Company believes, but has not been able to confirm, that Mr. Hadley’s beneficial ownership had declined to 0 shares as of June 30, 2015.

51

(6)
In a Form 4 filed on July 2, 2014, Ms. Ratcliffe reported beneficial ownership of 137,189 shares of common stock. Ms. Ratcliffe left her positions as Senior Vice President of Business Affairs, General Counsel and Secretary effective as of July 11, 2014. The Company believes, but has not been able to confirm, that Ms. Ratcliffe’s beneficial ownership had declined to 0 shares as of June 30, 2015.

(7)	Mr. Allen served as interim Chief Financial Officer from June 24, 2014 to September 2, 2014.

(8)
Includes: (a) an aggregate of 446,989 shares of common stock that may be acquired pursuant to stock options that are or will become exercisable within 60 days after June 30, 2015; (b) an aggregate of 12,690 shares of common stock issuable upon settlement of RSUs that will vest within 60 days after June 30, 2015; and (c) an aggregate of 10,000 shares of common stock issuable under our employee stock purchase plan within 60 days after June 30, 2015.

Five Percent Holders
The following table sets forth information regarding the number and percentage of shares of common stock held by all persons and entities known by us to beneficially own five percent or more of our outstanding common stock. The information regarding beneficial ownership of the persons and entities identified below is included in reliance on reports filed by the entity with the SEC, except that the percentage is based upon our calculations made in reliance upon the number of shares reported to be beneficially owned by such entity or person in such report and the number of shares of common stock outstanding on June 30, 2015.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage
HC2 Holdings 2, Inc.(1) 460 Herndon Parkway, Suite 150 Herndon, VA 20170	11,473,799	22.81%
Bruce A. Karsh(2) 333 S. Grand Ave., Suite 2800 Los Angeles, CA 90071	4,590,945	9.13%
Timothy Maguire(3) 1810 Ocean Way Laguna Beach, CA 92651	3,393,943	6.75%
____________________________

(1)
According to a Schedule 13D/A filed by HC2 Holdings 2, Inc. with the SEC on March 30, 2015, HC2 Holdings and HC2 have shared voting power and shared dispositive power with respect to 11,473,799 shares of common stock.

(2)
According to a Schedule 13D/A filed by Bruce A. Karsh with the SEC on February 26, 2015, Mr. Karsh has sole voting power and sole dispositive power with respect to 3,264,945 shares of common stock, and shared voting power and shared dispositive power with respect to 1,326,000 shares of common stock. The 1,326,000 shares of common stock with shared voting and shared dispositive power are also beneficially owned by The Karsh Family Foundation, the trustees of which are Mr. Karsh and his wife Martha L. Karsh.

(3)
According to a Schedule 13D/A filed by Timothy Maguire and Maguire Asset Management, LLC with the SEC on June 23, 2015, which includes 3,252,229 shares owned by Maguire Financial, LP (which amount includes 503,400 shares underlying call options exercisable within 60 days of June 23, 2015) and 141,714 shares owned by the Timothy Maguire Foundation. Maguire Asset Management, LLC, Maguire Financial, LP and Mr. Maguire have the sole power to vote or direct the vote of and to dispose or direct the disposition of the shares owned by Maguire Financial, LP. The Timothy Maguire Foundation and Mr. Maguire have the sole power to vote or direct the vote of and to dispose or direct the disposition of the shares owned by the Timothy Maguire Foundation.

52

SPECIAL NOTE REGARDING FORWARD-LOOKING INFORMATION
This Proxy Statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are often identified by the use of words such as “may,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” or “continue,” and similar expressions or variations and other matters that do not relate strictly to historical facts. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the heading “Risk Factors” in our filings with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act. The forward-looking statements in this Proxy Statement represent our views as of the date such statements are made. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date such statements are made. The forward-looking statements contained herein speak only as of the date on which they were made, and, except as required by law, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date of this Proxy Statement.
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS
A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker, direct your written request to Novatel Wireless, Inc., 9645 Scranton Road, Suite 205, San Diego, California 92121, Attn: Secretary, or contact the Company’s Secretary by telephone at (858) 812-3400. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker. In addition, upon written or oral request to the address or telephone number set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.
STOCKHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS
In order to be included in our proxy materials for our 2016 Annual Meeting of Stockholders, a stockholder proposal or information about a proposed director candidate must be timely received in writing by the Company at Novatel Wireless, Inc., Attention: Secretary, 9645 Scranton Road, Suite 205, San Diego, California 92121, by January 16, 2016, and otherwise comply with all requirements of the SEC, the General Corporation Law of Delaware and our Amended and Restated Certificate of Incorporation and Bylaws.
If you do not wish to submit a proposal or information about a proposed director candidate for inclusion in next year’s proxy materials, but instead wish to present it directly at the 2016 Annual Meeting of Stockholders, you must give timely written notice of the proposal to our Secretary. To be timely, the notice must be received no earlier than February 25, 2016 and no later than March 26, 2016. The notice must describe the stockholder proposal or proposed director candidate in reasonable detail and provide certain other information required by our Bylaws, a copy of which is available upon request from our Secretary at the above address.

53

WHERE YOU CAN FIND ADDITIONAL INFORMATION
Available Information Available Information
This Proxy Statement contains summaries of certain agreements that we have filed as exhibits to various SEC filings, including certain agreements that we entered into in connection with the Financing. The descriptions of such agreements do not purport to be complete and are subject to, or qualified in their entirety by reference to, the full text of such definitive agreements. You can request copies of such documents, without charge, if you write us at: Novatel Wireless, Inc., 9645 Scranton Road, Suite 205, San Diego, California 92121, Attention: Stockholder Services, or contact the Company’s Secretary by telephone at (858) 812-3400. The documents referred to above are also available from the EDGAR filings that can be obtained through the SEC’s website at http://www.sec.gov.
Documents Incorporated by Reference
As permitted by Item 13(b) of Schedule 14A of Regulation 14A under the Exchange Act, we are “incorporating by reference” into this Proxy Statement specific documents that we have filed with the SEC, which means that we may disclose important information to you by referring you to those documents that are considered part of this Proxy Statement. Information that we file subsequently with the SEC will automatically update and supersede this information. We incorporate by reference into this Proxy Statement the following documents filed with the SEC (Commission File No. 000-31659), and any future documents that we file with the SEC prior to the Special Meeting, excluding any reports or portions thereof that have been “furnished” but not “filed” for purposes of the Exchange Act:

•	our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on March 10, 2015;

•	our Quarterly Report on Form 10-Q for the period ended March 31, 2015 filed with the SEC on May 11, 2015; and

•
our Current Reports on Form 8-K (including amended Current Reports on Form 8-K/A) filed with the SEC on February 19, 2015, April 1, 2015, April 23, 2015, May 27, 2015, June 3, 2015, June 5, 2015, June 10, 2015, June 24, 2015 and June 29, 2015; and

•	our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 30, 2015.
Any information in any of the foregoing documents will automatically be deemed to be modified or superseded to the extent that information in this Proxy Statement or in a later filed document that is incorporated or deemed to be incorporated herein by reference modifies or replaces such information.
We will provide to any stockholder entitled to vote at our Special Meeting, at no charge, a copy of our Annual Report on Form 10-K, including the financial statements contained in the Form 10-K, and any other documents incorporated by reference in this Proxy Statement. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents. Requests should be directed to: Novatel Wireless, Inc., 9645 Scranton Road, Suite 205, San Diego, California 92121, Attention: Stockholder Services, or contact the Company’s Secretary by telephone at (858) 812-3400.

54

MISCELLANEOUS AND OTHER MATTERS
The Board knows of no other matters to be presented for stockholder action at the Special Meeting. However, if other matters do properly come before the Special Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

By Order of the Board of Directors,

Lance Bridges
Senior Vice President, General Counsel and Secretary

San Diego, California
July 30, 2015

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING.

55

ANNEX A
TRANSACTION IMPLEMENTATION AGREEMENT

TRANSACTION IMPLEMENTATION AGREEMENT between
DIGICORE HOLDINGS LIMITED
and NOVATEL WIRELESS, INC.

A-1

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT

CONTENTS

1. PARTIES AND INTRODUCTION	1
2. DEFINITIONS AND INTERPRETATION	2
3. THE OFFER	12
4. SCHEME CONSIDERATION	12
5. FIRM INTENTION ANNOUNCEMENT	13
6. PRE-CONDITIONS TO POSTING OF THE SCHEME DOCUMENTS	13
7. IMPLEMENTATION OF THE TRANSACTION	16
8. IMPLEMENTATION OF THE SCHEME / SUBSTITUTE OFFER	18
9. SUSPENSIVE CONDITIONS TO THE SCHEME	22
10. SUBSTITUTE OFFER	25
11. OPTION ARRANGEMENTS	26
12. MATERIAL CUSTOMERS AND SUPPLIERS	27
13. RECONSTITUTION OF THE BOARD OF DIRECTORS	28
14. NON-SOLICITATION AND OTHER UNDERTAKINGS BY THE COMPANY	28
15. REPRESENTATIONS AND WARRANTIES	30
16. TERMINATION	32
17. LIQUIDATED DAMAGES	34
18. INSIDE INFORMATION	35
19. NOTICES	36
20. REMEDIES AND WAIVERS	38
21. INVALIDITY	39
22. NO PARTNERSHIP	39
23. FURTHER ASSURANCE	39
24. VARIATION	39
25. STIPULATIO ALTERI	39
26. ASSIGNMENT	40

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT

27. ANNOUNCEMENTS	40
28. CONFIDENTIALITY AGREEMENT	41
29. NON BINDING OFFER	41
30. COSTS AND EXPENSES	41
31. COUNTERPARTS	41
32. SURVIVAL	42
33. CHOICE OF GOVERNING LAW	42
34. JURISDICTION	42
35. SIGNATURE	42

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 1

1.     PARTIES AND INTRODUCTION

1.1	This Agreement is made between:

1.1.1	DIGICORE HOLDINGS LIMITED, a company incorporated under the company laws of the Republic of South Africa, Registration Number 1998/012601/06 (“Company”); and

1.1.2	NOVATEL WIRELESS, INC., a corporation duly incorporated under the laws of the State of Delaware, United States of America (“Novatel”).

1.2	The Parties have been in negotiations with respect to the acquisition by Novatel of 100% of the issued and outstanding Ordinary Shares (other than the Excluded Shares).

1.3	As at the Signature Date:

1.3.1
the authorised share capital of the Company consists of 1 000 000 000 Ordinary Shares, of which 248 687 128 have been issued and outstanding (of which 7 867 004 are Trust Shares and 14871 are Treasury Shares); and

1.3.2	the Company has granted certain of its current and former employees options to purchase Ordinary Shares, of which the Employee Options remain outstanding.

1.4	In consequence of those negotiations, the Parties intend that the following will occur:

1.4.1
Novatel will on the Signature Date automatically hereby, in terms of clause 5 of this Agreement, have notified the Company of its firm intention to make an offer to acquire 100% of the issued and outstanding Ordinary Shares (other than the Excluded Shares) (“Acquisition”);

1.4.2	the Pre-conditions will be fulfilled or waived, to the extent permitted;

1.4.3	upon fulfilment or waiver, to the extent permitted, of the Pre-conditions, the Scheme Documents will be published and despatched;

1.4.4
the offer contemplated above will be made, and the Acquisition will be implemented, by way of a scheme of arrangement in terms of section 114 of the Companies Act, failing which by way of the Substitute Offer in terms of section 117(1)(c)(v) of the Companies Act and clause 10;

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 2

1.4.5	the Employee Option Offer will be made in respect of the Employee Options;

1.4.6
the Directors will propose the Transaction Resolution to Scheme Members, and an independent expert, appointed by the Independent Board, will provide a “fair and reasonable opinion” in relation to the Scheme and the Substitute Offer (if applicable);

1.4.7
in consideration of the Acquisition, the Scheme Participants will, in terms of the Scheme, receive in cash the aggregate Scheme Consideration, or (if applicable) in terms of the Substitute Offer, the Substitute Offer Consideration, which will be funded from a combination of cash-on-hand and external borrowings; and

1.4.8	the Company’s shares will be delisted from the JSE.

1.5	The Parties are entering into this Agreement to set out certain obligations and mutual commitments in respect of the implementation of the Transaction.
IT IS AGREED AS FOLLOWS:
2.     DEFINITIONS AND INTERPRETATION
2.1     Definitions
For the purposes of this Agreement, unless the context requires otherwise:

2.1.1	“Affiliate” means, in relation to the Company, any entity, other than a Group Company, in which the Company or any other Group Company holds a financial interest;

2.1.2	“Agreement” means this transaction implementation agreement together with its Schedules;

2.1.3	“Business Day” means any day other than a Saturday, Sunday or statutory public holiday in South Africa or Los Angeles, California, United States of America;

2.1.4
“Clearances” means all approvals, clearances and permissions that are required to be obtained, from or under the laws, regulations or practices applied by any relevant regulatory authority (whether inside or outside of South Africa) in connection with the implementation of the Transaction as set out in clause 9.1.5 and subject to the warranty in 15.2.13;

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 3

2.1.5	“Companies Act” means the South African Companies Act, No. 71 of 2008;

2.1.6	“Company’s Knowledge” means within the actual knowledge of the executive directors of the Company after due and diligent enquiry;

2.1.7	“Companies Regulations” means the Companies Regulations 2011, published in terms of section 223, and Item 14 of Schedule 5, of the Companies Act;

2.1.8
“Company Material Adverse Change” means the occurrence of any one or more event(s), or one or more change(s) in the circumstances, facts or matters (including a change in law, any non-compliance with law, an expropriation, governmental proceedings, litigation, labour unrest or a default by any of the Group Companies or Affiliates, or termination by the counterpart, under any of the Group Companies’, or Affiliates’, financing arrangements or any of the contracts listed in Schedule 5) existing as at Signature Date, discovered by Novatel before or on the Scheme Finalisation Date (for the avoidance of doubt Novatel is aware that the Company’s agreements with Discovery and the South African Police Service are due to be renegotiated/renewed), which alone or together, has given rise to, or will or is reasonably likely to give rise to:

2.1.8.1	a material adverse change in the operations, business, assets or liabilities of the Company, on a consolidated basis;

2.1.8.2
an aggregate reduction or decrease in the consolidated net asset value of the Company as at any time prior to the second anniversary of the Signature Date, as measured with reference to the Company’s unaudited financial statements as at 31 December 2014, of 10% or more; or

2.1.8.3
an aggregate reduction in the consolidated gross revenue of the Company, or an aggregate increase in the consolidated operating expenditure of the Company, in respect of any 12 month period ending prior to the second anniversary of the Signature Date, in each case as measured with reference to the audited financial statements of the Company for the year ended 30 June 2014, of 10% or more;

save that any costs related to the Transaction, costs relating to normal

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 4

operating activities, bonuses payable, inflationary cost increases, salary increases, currency movements and the impact of the time value of money shall not be taken into account for the purposes of clauses 2.1.8.1 to 2.1.8.3 above;

2.1.9	“Competing Proposal” means any approach, indication of interest, proposal or offer (whether or not subject to suspensive conditions and whether or not legally binding):

2.1.9.1	made by a third party which is not “acting in concert” (as defined in the Companies Act and as determined in terms of the Takeover Regulations) with Novatel; and

2.1.9.2
which involves or possibly involves the acquisition of, or subscription for, shares comprising, or which will comprise, 5% or more of the issued and outstanding Ordinary Shares, or a change of control of any Group Company, or which involves or possibly involves a disposal of a material part of the business or assets of any Group Company, which disposal is material in relation to the Company on a consolidated basis;

2.1.10	“Competition Act” means the South African Competition Act, No. 89 of 1998;

2.1.11
“Competition Authorities” means the Competition Commission, the Competition Tribunal and/or the Competition Appeal Court established in terms of the Competition Act, and in the event of an appeal against a decision of the Competition Appeal Court, the relevant appeal court(s);

2.1.12
“Conditions” means the suspensive conditions to the implementation of the Scheme (and, subject to 10, the Substitute Offer) set out in clause 9.1, and Condition means any one of them, as the context may require;

2.1.13	“Confidentiality Agreement” means the agreement titled “Confidentiality and Non-Disclosure Agreement” between Novatel and the Company dated on or about 17 April 2015, as amended from time to time;

2.1.14
“Court” means, in relation to any dispute or other matter arising out of or in connection with this Agreement or any aspect of the Transaction, any South African court having jurisdiction over such dispute or other matter;

2.1.15	“Directors” means the board of directors of the Company from time to time;

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 5

2.1.16
“Dissenting Shareholders” means persons who validly exercise their appraisal rights by, among other things, objecting to the Transaction Resolution at the Scheme Meeting and by demanding, in terms of sections 164 (5) and 164(8) of the Companies Act, that the Company pay to them the fair value of their shares in the Company;

2.1.17
“Employee Benefit Plan” means any retirement fund, retirement benefit, profit-sharing, deferred compensation, stock option, employee stock ownership, severance pay, change in control, retention, bonus or other performance or other incentive plan, medical or other health plan, any life insurance plan, or any other employee benefit plan or fringe benefit plan, adopted, maintained by, sponsored in whole or in part by, or contributed to by any Group Company, or under which any Group Company has any liability, for the benefit of employees, retirees, dependents, or directors or their families;

2.1.18	“Employee Options” means Options in respect of not more than 33 365 000 Ordinary Shares (“Options” as defined in clause 1.2.14 of the Employee Option Deed);

2.1.19
“Employee Option Deed” means the trust deed in respect of the Employee Option Trust, as amended pursuant to resolutions of the shareholders of the Company on 9 November 2004, 24 November 2010 and 23 November 2011, as set out in the document as certified to be complete by way of certificate signed by one AR Edelstein on 9 June 2015;

2.1.20	“Employee Option Offer” means an offer to holders of Employee Options as contemplated in clause 11.1 or 11.2;

2.1.21	“Employee Option Scheme” means the “Scheme” as defined in clause 1.2.22 of the Employee Option Deed;

2.1.22	“Employee Option Trust” means the trustees for the time being of the Digicore Holdings Limited Share Trust (Master’s Reference number IT 8134/98);

2.1.23
“Excluded Shares” means the Treasury Shares, the Trust Shares and any other Ordinary Shares the exclusion which from the Scheme and/or the Substitute Offer is i) required by law or ii) agreed in writing between Novatel

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 6

and the Company;

2.1.24
“Exclusivity Period” means the period commencing on the Signature Date and expiring on the Scheme Implementation Date or, if applicable, the date of payment in full under the Substitute Offer, or the date on which this Agreement or the Scheme or (if applicable) the Substitute Offer lapses or terminates, whichever occurs first;

2.1.25	“Financial Markets Act” means the South African Financial Markets Act, No. 19 of 2012;

2.1.26	“Firm Intention Announcement” means the Firm Intention Announcement in substantially the form set out in Schedule 2;

2.1.27
“Group Companies” (and each of them individually, a “Group Company”) means the Company and its subsidiaries (such term as defined in the Companies Act, whether or not such company is incorporated in South Africa) including, but not limited to, the entities set out in Schedule 1;

2.1.28	“Independent Board” means the independent board of the Company from time to time, determined in terms of the Takeover Regulations;

2.1.29	“Inside Information” has the meaning ascribed to it in the Financial Markets Act;

2.1.30
“In The Money Option” means an Employee Option, whenever exercisable, in respect of which the strike price is less than the Scheme Consideration or the Substitute Offer Consideration as the case may be;

2.1.31	“JSE” means the securities exchange operated by the JSE Limited under the Financial Markets Act;

2.1.32	“JSE Listings Requirements” means the listings requirements issued by the JSE, as amended from time to time;

2.1.33	“Key Employees” means Nicholaas Vlok, Nicholas Bofilatos, Etienne Bruwer, Deon du Rand, Cobus Grové, Heinrich Jordt, Johannes Mostert and Mark Rousseau;

2.1.34	“Long Stop Date” means the date falling on the 180th day after the Signature Date, or such later date as the Parties agree in writing on or before the arrival of that day;

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 7

2.1.35
“Material Counterparty” means a customer, a supplier, a financier, a banker or a landlord of a Group Company which is a party to a contract concluded with a Group Company that has a change in control provision in such contract as set forth on Schedule 5;

2.1.36	“Maximum Scheme Amount” means R1 094 223 363.20;

2.1.37	“MOI” means the Memorandum of Incorporation of the Company in effect on the Signature Date;

2.1.38	“Non-Binding Offer” means the written Non-Binding Conditional Indication of Interest provided by Novatel to the Company during or about April 2015;

2.1.39	"Novatel Bidco" means Novatel or such subsidiary of Novatel as it may nominate by notice in writing to the Company;

2.1.40	“Ordinary Shares” means ordinary shares in the Company with a par value of R0.001 each;

2.1.41
“Out The Money Option” means an Employee Option, whenever exercisable, in respect of which the strike price is greater than the Scheme Consideration or the Substitute Offer Consideration as the case may be;

2.1.42	“Parties” means Novatel and the Company, and Party means either of them, as the context may require;

2.1.43	“Posting Effective Date” means the date on which the certificate referred to in clause 6.5 is executed by the Parties;

2.1.44	“Pre-conditions” means the conditions to posting of the Scheme Documents set out in clause 6.1, and Pre-condition means any of them, as the context may require;

2.1.45	“R” or “Rand” or “ZAR” means the lawful currency of South Africa;

2.1.46	“Register” means the register of shareholders of the Company including:

2.1.46.1	the relevant sub-registers of the Central Securities Depository Participant (as contemplated in the Financial Markets Act) administering the sub-registers of the Company); and

2.1.46.2	the register of disclosures of the Company;

2.1.47	“SA Business Day” means any day, other than a Saturday, Sunday or

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 8

statutory public holiday in South Africa;

2.1.48	“Scheme” means the scheme of arrangement referred to in clause 4;

2.1.49	“Scheme Consideration” means R4.40 per Scheme Share;

2.1.50
“Scheme Documents” means the documents setting out the full terms and conditions of the Scheme and the Substitute Offer, including any report, opinion, form of proxy, acceptance forms, notice or other document required in connection with the Scheme and the Substitute Offer, to be despatched by the Company to those persons who are entitled to receive those documents;

2.1.51
“Scheme Meeting” means the meeting of the Company convened in order for the Scheme Members to consider and approve the Transaction Resolution, together with any meetings held as a result of any postponement or adjournment or a reconvening thereof;

2.1.52
“Scheme Finalisation Date” means the date on which the “finalisation date announcement” (as contemplated by the JSE Listings Requirements) is released on SENS, which date shall fall on the SA Business Day following the date on which all the Conditions are fulfilled or waived, as the case may be;

2.1.53	“Scheme Implementation Date” means the date on which the Scheme is implemented, intended to fall on the Monday immediately following the Scheme Record Date (or such other date as the JSE may direct);

2.1.54
“Scheme LDT” means the last day to trade Ordinary Shares on the JSE in order to be eligible to receive the Scheme Consideration, which is expected to be the first Friday on which trading on the JSE occurs following the week in which the Scheme Finalisation Date occurs (or such other date as the JSE may direct);

2.1.55
“Scheme Members” means, as the context requires, those persons recorded in the Register at the close of business on the Voting Record Date, excluding the holders of the Treasury Shares, who are in terms of the Companies Act and the MOI (and subject to any relevant provision of the JSE Listings Requirements) entitled to vote in respect of the Transaction Resolution at the Scheme Meeting, as more fully set out in the Scheme Documents (it being recorded that, if, in respect of any Ordinary Share, a

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 9

person is the registered holder of such share, and one or more persons has/have a beneficial interest in such share in terms of the register of disclosures of the Company, only one of those persons shall be entitled to vote in respect of that share);

2.1.56
“Scheme Participants” means all persons who are recorded in the Register on the Scheme Record Date, excluding the holders of the Excluded Shares and Dissenting Shareholders who have not, whether voluntarily or pursuant to a final order of the Court, withdrawn their demands made in terms of sections 164(5) to (8) of the Companies Act before the Scheme Record Date, or allowed any offers made to them in terms of section 164(11) of the Companies Act to lapse before the Scheme Record Date, being persons who are entitled to receive the Scheme Consideration (it being recorded that, if, in respect of any Ordinary Share, a person is the registered holder of such share, and one or more persons has/have a beneficial interest in such share in terms of the register of disclosures of the Company, only one of those persons shall be entitled to receive the Scheme Consideration for that share);

2.1.57
“Scheme Record Date” means the date on, and time at which, a person must be recorded in the Register in order to be eligible to receive the Scheme Consideration, being the close of business on the first Friday following the Scheme LDT (or such other date and time as the JSE may direct);

2.1.58	“Scheme Shares” means Ordinary Shares held by a Scheme Participant on the Scheme Record Date;

2.1.59	“SENS” means the Stock Exchange News Service of the JSE;

2.1.60	“Signature Date” means the last date upon which this Agreement is signed by the Parties;

2.1.61	“South Africa” means the Republic of South Africa;

2.1.62	“Substitute Offer” means the offer to holders of Ordinary Shares (other than the holders of the Excluded Shares) contemplated in clause 10;

2.1.63	“Substitute Offer Consideration” means R4.40 per Ordinary Share in respect of which the Substitute Offer is accepted;

2.1.64	“Takeover Regulations” means the Takeover Regulations prescribed by the Minister of Trade and Industry in terms of section 120 of the Companies

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 10

Act;

2.1.65
“Timetable” means the indicative timetable for, among other things, the implementation of the Scheme and (if applicable) the Substitute Offer set out in Schedule 3, or any amended timetable agreed to by the Parties (such agreement not to be unreasonably withheld or delayed);

2.1.66	“Transaction” means all transactions contemplated by this Agreement, including the Scheme and (if applicable) the Substitute Offer, the Employee Option Offer and the matters contemplated in clause 11;

2.1.67	“Transaction Resolution” means the special resolution to approve the Scheme as contemplated in section 115(2)(a) of the Companies Act;

2.1.68
“Treasury Shares” means the Ordinary Shares held by any Group Company, being 14871 Ordinary Shares held by Digicore International (Pty) Limited, which Ordinary Shares will be retained by that subsidiary upon implementation of the Scheme or (if applicable) the Substitute Offer;

2.1.69	“Trust Shares” means the Ordinary Shares held by the Employee Option Trust at the relevant time, which at Signature Date amount to 7,867,004 in number;

2.1.70	“TRP” means the Takeover Regulation Panel established by section 196 of the Companies Act;

2.1.71
“Virtual Data Room” means the electronic secure data room in relation to the Company hosted by Datarooms.com, LLC pursuant to the written Subscription Services Agreement concluded between the Company and Datarooms.com, LLC dated 30 April 2015; and

2.1.72	“Voting Record Date” means the date on which a person must be recorded in the Register in order to be eligible to vote on the Transaction Resolution at the Scheme Meeting.

2.2	Interpretation
The following shall apply in this Agreement, unless the context clearly provides otherwise:

2.2.1	an Employee Option is regarded as being “vested” on a stipulated date in respect of those shares for which the sale arising from the exercise of that

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 11

Employee Option may, in terms of the Employee Option Scheme, be implemented as at that date, and “unvested” at that date in respect of other shares governed by that Employee Option;

2.2.2	headings are to be ignored in construing this Agreement;

2.2.3	references to a clause or Schedule are to a clause of, or schedule to, this Agreement;

2.2.4	references to one gender include all genders and references to the singular include the plural and vice versa;

2.2.5	any reference to a time of day is a reference to the time in Johannesburg, unless a contrary indication appears;

2.2.6	a reference to any statute or statutory provision shall be construed as a reference to the same as it may have been, or may from time to time be, amended, modified, replaced or re-enacted;

2.2.7	a reference to any agreement or document referred to in this Agreement is a reference to that agreement or document as amended, revised, varied, novated or supplemented at any time;

2.2.8
should any provision in a definition be a substantive provision conferring rights or imposing obligations on any Party, effect shall be given to that provision as if it were a substantive provision in the body of this Agreement;

2.2.9
where any number of days is prescribed, those days shall be reckoned exclusively of the first and inclusively of the last day unless the last day falls on a day which is not a Business Day, in which event the last day shall be the next succeeding Business Day;

2.2.10
the use of the word including, include/s, in particular or any similar such word followed by a specific example/s shall not be construed as limiting the meaning of the general wording preceding it and the eiusdem generis rule shall not be applied in the interpretation of such general wording or such specific example/s;

2.2.11
references to law and regulation or any similar such word shall be deemed to include the rules of any stock exchange by which a Party is bound, and specifically includes the JSE Listings Requirements; and

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 12

2.2.12	no rule of construction shall be applied to the disadvantage of a Party to this Agreement because that Party was responsible for or participated in the preparation of this Agreement or any part of it.
3.     THE OFFER

3.1
With effect from the Signature Date, this Agreement will constitute notification by Novatel to the Directors of a firm intention to make an offer, as contemplated by the Takeover Regulations, to acquire all of the Ordinary Shares (other than the Excluded Shares) by way of (i) a scheme of arrangement in terms of section 114 of the Companies Act, to be proposed by the Directors between the Company and the holders of Ordinary Shares (other than the holders of the Excluded Shares) upon the terms and subject to the conditions set out in this Agreement, and which, if implemented, will result in Novatel Bidco (as contemplated in clause 3.2.2 below) acquiring the Scheme Shares from each Scheme Participant for the Scheme Consideration; or (ii) (if applicable) the Substitute Offer; the full terms of which will be set out in the Scheme Documents (subject to any modification or amendment made thereto in terms of this Agreement).

3.2	Notwithstanding anything to the contrary in this Agreement -

3.2.1
Novatel shall be liable in full for discharging the Scheme Consideration or (if applicable) the Substitute Offer Consideration and fulfilling its other obligations in terms of this Agreement, the Scheme and (if applicable) the Substitute Offer; and

3.2.2
Novatel Bidco shall be the entity which will acquire title to the Scheme Shares in terms of the Scheme or the Substitute Offer. Novatel Bidco shall serve no other purpose in terms of this Agreement and the Scheme or (if applicable) the Substitute Offer.

4.     SCHEME CONSIDERATION

4.1
On the Scheme Implementation Date, Novatel Bidco will acquire the Scheme Shares from the Scheme Participants and Novatel shall place the Company or the Company’s agents in a position to enable it/them to settle the aggregate Scheme Consideration.

4.2	Notwithstanding anything to the contrary contained anywhere else in this Agreement, unless otherwise agreed in writing by Novatel, the amount of cash

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 13

payable by Novatel in terms of the Scheme or (if applicable) the Substitute Offer shall not exceed the Maximum Scheme Amount.

4.3
A copy of the bank guarantee from a registered South African bank upon terms satisfactory to the Company, Novatel and the TRP for payment of the Scheme Consideration or (if applicable) the Substitute Offer Consideration up to the Maximum Scheme Amount, that has been obtained by Novatel, is attached as Schedule 7 of this Agreement.

5.	FIRM INTENTION ANNOUNCEMENT
Subject to approval by the TRP and subject to the provisions of clause 27.1, the Parties shall procure the release of a firm intention announcement (as contemplated by the Takeover Regulations) substantially in the form attached as Schedule 2 on SENS at a time that is a non-trading time on the JSE and The NASDAQ Stock Market and otherwise suitable to the Parties as soon as possible but in any event not later than twenty four hours following the Signature Date or such other time and date as may be agreed by the Parties.

6.	PRE-CONDITIONS TO POSTING OF THE SCHEME DOCUMENTS

6.1
The provisions of 8.1.2.2, 8.1.2.3, 8.1.2.4 and 8.1.2.5 shall be subject to the fulfilment or waiver (as applicable) of the following conditions by a date falling 30 SA Business Days after the Signature Date (or by such later date, no later than 45 Business Days after the Signature Date, as either of Digicore or Novatel may stipulate in writing to the other of them, or by such other date as the Parties may agree upon in writing, each from time to time):

6.1.1
each of the Key Employees of the Group Companies has, to the extent he is party to a “Change of Control Agreement”, or any other agreement or arrangement with any of the Group Companies which provides for certain rights or benefits in the event of a change of control of the Company, waived all such rights or benefits arising under that agreement or arrangement, or such rights and benefits have otherwise terminated;

6.1.2
each holder of Employee Options has irrevocably agreed in writing to accept the Employee Option Offer contemplated in 11.1 if and when made, and has i) conditionally waived all his right title and interest in and to all his Employee Options and ii) waived all rights to receive a comparable offer in terms of

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 14

section 125 of the Companies Act read with Regulation 87 of the Companies Regulations (“Comparable Offer”) from Novatel in respect of his Employee Options;

6.1.3	the TRP has either -

6.1.3.1	granted Novatel an exemption in terms of section 119(6) of the Companies Act from the obligation to make a Comparable Offer in respect of the Employee Options; or

6.1.3.2	confirmed in writing that -

6.1.3.2.1	if the approach to the Employee Option Offer in 11.2.1 were elected by Novatel, there would be no requirement for a Comparable Offer to be made; or

6.1.3.2.2	the making of the Employee Option Offer as may be proposed by Novatel in terms of 11.2.2 would discharge the obligations of Novatel to make a Comparable Offer;

6.1.4
as at the date of fulfilment of each of the other Pre-conditions, shareholders of the Company remain bound by, and are not in breach of, written irrevocable undertakings in favour of Novatel, inter alia to vote in favour of the Scheme and to accept the Substitute Offer if made, in respect of Ordinary Shares comprising more than 50% of the voting rights exercisable at the Scheme Meeting;

6.1.5	each of the Material Counterparties:

6.1.5.1	consents to the change in shareholding in the Company which will result from the implementation of the Transaction (to the extent required);

6.1.5.2	consents to the change in the constitution of the Directors which will result from the implementation of the Transaction (to the extent required); and/or

6.1.5.3	provides any other consent required from it by virtue of the entering into of this Agreement and/or the implementation of any of the matters contemplated in this Agreement, in order to prevent the breach, default, acceleration, termination or

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 15

amendment of any agreement between any of the Material Counterparties, on the one hand, and any Group Company, on the other hand, or other adverse effect on any Group Company arising from such relationship;

6.1.6
the provision by the Company of a written certificate, signed by a duly authorised director of the Company, to Novatel that, to the Company’s Knowledge, no Company Material Adverse Change has occurred, provided that if, to the Company’s Knowledge, no Company Material Adverse Change has occurred immediately prior to the fulfilment of the other Pre-conditions other than that in 6.1.4, the Company shall be obliged to deliver such certificate;

6.1.7
the approval of the Scheme Documents by the TRP and (to the extent required) by the JSE and the Financial Surveillance Department of the South African Reserve Bank in terms of the South African Exchange Control Regulations (promulgated in terms of the South African Currency and Exchanges Act, No. 9 of 1933);

6.1.8
an independent expert, appointed by the Independent Board, furnishes an independent expert report and “fair and reasonable opinion” in relation to the Scheme and the Substitute Offer, as required by and in compliance with the Takeover Regulations, confirming, among other things, that the consideration to be discharged in terms thereof is fair and reasonable to Scheme Participants and that, if a “Comparable Offer” as contemplated in the Takeover Regulations is required to be made in respect of the Employee Options, the arrangements in respect of holders of Employee Options are fair and reasonable; and

6.1.9
upon receipt of the independent expert report and opinion contemplated in 6.1.8, the Independent Board forms the requisite opinion as required by and in compliance with the Takeover Regulations, on the basis of which the Independent Board resolve unanimously to recommend to Scheme Members to vote in favour of the Scheme and (if applicable) to holders of Ordinary Shares to accept the Substitute Offer and, if a Comparable Offer is required to be made in respect of the Employee Options, for the holders of Employee Options to accept the Employee Option Offer.

6.2	Novatel shall be entitled in writing to the Company to waive (in whole or in part),

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 16

or defer fulfilment (in whole or in part) of the Pre-conditions referred to in clauses 6.1.1, 6.1.2, 6.1.3, 6.1.4, 6.1.5, 6.1.6, 6.1.8 or 6.1.9. The Pre-condition in clause 6.1.7 is not capable of waiver or deferral. If and to the extent Novatel should in writing defer fulfilment of any such Pre-condition (or part thereof) -

6.2.1
such Pre-condition shall, to that extent, be a Condition to the Scheme as if specifically set out as such in clause 9.1.1 and shall no longer be a Pre- condition that required fulfilment in terms of this clause 6;

6.2.2	reference in the Condition so deferred to the “other Pre-Conditions” shall be deemed, mutatis mutandis to be a reference to the other Conditions, other than that in 9.1.6.

6.3
If all of the Pre-conditions are not fulfilled, waived or deferred on or before the date specified for their fulfilment in terms of clause 6.1 (as same may be varied in terms of 6.1), then the provisions of this Agreement which are suspended shall not take effect and those which have taken effect and become operative shall, unless the context otherwise requires, immediately terminate, subject to the provisions of 32, unless otherwise agreed by the Parties.

6.4
If the Parties execute the written certificate referred to in clause 6.5, then all the provisions of this Agreement which were suspended in terms of clause 6.1 shall also take effect and become operative.

6.5
Within one Business Day of the fulfilment or waiver or deferral, to the extent permitted, of all of the Pre-conditions, each of the Parties shall execute a written certificate to such effect and deliver same to the other Party. Upon execution and delivery of the aforementioned certificates, all the Pre-conditions shall be deemed to have been fulfilled or waived or deferred, to the extent permitted, notwithstanding that the Parties may subsequently discover that a Pre-condition may not have been so fulfilled or waived or deferred (as applicable).

7.	IMPLEMENTATION OF THE TRANSACTION

7.1	Each Party agrees to use, and procure that each of its subsidiaries uses, all reasonable endeavours -

7.1.1
to prepare all such documents and take all such other steps to the extent within its sphere of responsibility as are necessary or desirable to implement the Transaction in accordance with, and subject to the terms and conditions

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 17

of, this Agreement and, so far as practicable, in accordance with the Timetable;

7.1.2	to procure that their respective directors and employees facilitate the Transaction and (subject to compliance with law and regulation) do not frustrate, or make adverse comment on, the Transaction.

7.2	Each Party undertakes to the other Party to:

7.2.1	keep the other Party informed, and consult with the other Party, as to the progress with the preparation of the documents required in connection with the Transaction; and

7.2.2
offer and afford all reasonable co-operation, information and assistance as may be requested by the other Party in respect of the preparation of any of the documents required for the implementation of the Transaction, in a timely manner in order that the Transaction is implemented as expeditiously as possible and, so far as is practicable, in accordance with the Timetable, subject to Regulation 109(c) of the Companies Regulations, and subject to such other amendments to the Timetable (and consequential amendments to the dates in the Scheme Documents) as may be reasonably required by either Party from time to time and, to the extent required, approved by the TRP and the JSE.

7.3
Notwithstanding anything to the contrary contained anywhere else in this Agreement but subject to compliance with applicable law and regulation, the Company undertakes to Novatel that it will not, and undertakes to procure that no Group Company will:

7.3.1	distribute any shareholder circular required in connection with the Transaction (including the Scheme Documents);

7.3.2	make any formal application or correspond in relation to any matter of significant import in connection with the Transaction with any authority or agency in relation to the Transaction, without the consent of Novatel, which shall not be unreasonably withheld or delayed, provided that the Company shall, forthwith after the Signature Date, procure that the Employee Option Deed is filed in terms of section 4(2) of the Trust Property Control Act 57 of 1998 with the relevant Master’s Office.

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 18

7.4
Each Party undertakes to the other Party to provide promptly to the other Party all such information about itself, its subsidiaries and holding companies and its directors and officers as is required for the purpose of inclusion in the Scheme Documents or any other document required for the implementation of the Transaction and to provide all other assistance as may reasonably be required for the preparation of the Scheme Documents and any other document required for the implementation of the Transaction including access to and ensuring reasonable assistance is provided by the relevant professional advisers. Without limitation to the foregoing the Company shall, and shall use its reasonable best efforts to cause its employees, directors and other representatives to provide to Novatel such reasonable cooperation, at Novatel’s sole expense, needed in order for Novatel to prepare a proxy statement to be provided to Novatel shareholders in connection with the transactions contemplated in this Agreement. Such cooperation shall include (i) permitting Novatel to disclose in its proxy statement the historical financial statements of the Company required to be disclosed by applicable securities laws, (ii) cooperating with Novatel to provide information that may be needed by Novatel to prepare IFRS-to-GAAP-reconciled pro forma financial statements (it being understood that all such pro forma financial statements will be historical in nature and not prospective), and (ii) using reasonable efforts to obtain customary letters from the auditors to the Company consenting to the use of the auditors’ opinion in the Novatel proxy statement solely as such opinion relates to the historical financial statements of the Company. Notwithstanding the foregoing, the Company shall not be required to take any action that would unreasonably interfere with the business or operations of any Group Company.

7.5
If so required by Novatel in writing, the Company shall, in accordance with this clause 7, take all such steps as are reasonably necessary for Novatel to proceed with any other revised or amended proposal (whether implemented by way of scheme of arrangement, offer or otherwise) which is recommended by the Directors and approved by Novatel.

8.	IMPLEMENTATION OF THE SCHEME / SUBSTITUTE OFFER

8.1	The Company’s responsibilities in relation to the Scheme and the Substitute Offer

8.1.1	Without derogation from clause 7, the Parties shall jointly prepare the Scheme Documents in accordance with all applicable laws and regulations

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 19

(in this regard the Company’s advisors will draft the Scheme Documents and provide same to Novatel’s advisors for comment). The Scheme Documents shall give effect to relevant provisions of this Agreement (provided that once the Scheme Documents are signed, the Scheme Documents shall prevail over this Agreement if there is a conflict between this Agreement and the Scheme Documents) and shall include provisions on the necessary procedures for the implementation of the Scheme and (as applicable) the Substitute Offer. Each Party agrees to submit drafts and revised drafts of the Scheme Documents to the other Party with reasonably sufficient time for review and comment and to take into account any reasonable comments from the other for the purposes of preparing revised drafts.

8.1.2	Without derogation from clause 7, the Company shall:

8.1.2.1
subject to the consent of Novatel to the inclusion of any information in the Scheme Documents relating to Novatel (such consent not to be unreasonably withheld or delayed) (and provided that such consent shall not be required to the extent such inclusion is required for compliance with applicable law and regulation), as soon as reasonably practicable obtain all requisite Clearances in relation to the posting and publication of all requisite documents, including the Scheme Documents, in relation to the Transaction;

8.1.2.2
publish and post the requisite documents, including the Scheme Documents, to the relevant persons entitled to receive such documents and thereafter in a timely manner, publish and/or post such other documents and information as the TRP or the JSE or both may approve or require from time to time in connection with the proper implementation of the Scheme or (as applicable) the Substitute Offer;

8.1.2.3
convene the Scheme Meeting for the Scheme Members to consider and approve the Transaction Resolution, and, if same is approved by the requisite majority, furnish (if applicable) the requisite notice under section 164(4) of the Companies Act and otherwise comply with its obligations under the Companies Act;

8.1.2.4	upon fulfilment or waiver, as the case may be, of all the Conditions, take all other actions which the Company is, in terms of the Scheme or

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 20

(as applicable) the Substitute Offer, obliged to take (including those actions specified in the JSE Listings Requirements) necessary to implement the Scheme or (if applicable) the Substitute Offer and to do so, so far as reasonably practicable, in accordance with the Timetable; and

8.1.2.5	if the Scheme Meeting is adjourned, reconvene such meeting in accordance with the Companies Act and the MOI.

8.1.3
Subject to compliance with applicable law and regulation or the requirements of the JSE and TRP, neither Party shall seek to amend the terms of the Scheme or the Substitute Offer in the form set out in the Scheme Documents after despatch of the Scheme Documents without the consent of the other Party; provided that Novatel shall be entitled at any time to increase the Scheme Consideration and (as applicable) the Substitute Offer Consideration, and to effect the necessary amendments consequent on such increase, without requiring the consent of the Company. Where an amendment to the terms and conditions of the Scheme is required by a regulatory authority, each of Novatel and the Company shall seek the prior written consent of the other Party (which consent shall not be unreasonably withheld or delayed) before making any such amendment.

8.1.4
The Company undertakes to Novatel that if the Transaction Resolution is approved at the Scheme Meeting in accordance with the Companies Act and court approval is required in terms of section 115(3)(a) or 115(3)(b) of the Companies Act, the Company will:

8.1.4.1	not treat the resolution approving the Scheme as a nullity; and

8.1.4.2
apply all reasonable endeavours to ensure that the Scheme is approved by the Court including applying to court for approval within 10 SA Business Days after the vote as provided for in section 115(5) of the Companies Act or opposing an application by a person who voted against the Transaction Resolution. Novatel and the Company shall share the costs of the application or opposing the application equally.

8.2	Novatel’s Responsibilities in relation to the Scheme and Substitute Offer: Novatel undertakes to the Company to be bound by and comply with the terms of the

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 21

Scheme and the Substitute Offer insofar as they relate to Novatel, including those terms which relate: i) to the transfer and discharge of the Scheme Consideration on the Scheme Implementation Date or ii) if applicable, to the discharge of the Substitute Offer Consideration due to each holder of Ordinary Shares for the relevant Ordinary Shares acquired by Novatel Bidco pursuant to the Substitute Offer by the latest date permitted by the TRP or any applicable law or regulation; in accordance with the provisions of the Scheme Documents.

8.3	Novatel shall be liable:

8.3.1
for any taxes payable in respect of the transfer of the Ordinary Shares from the holders thereof to Novatel pursuant to the Scheme or the Substitute Offer in terms of the South African Securities Transfer Tax Act, No. 25 of 2007; and

8.3.2	for any costs relating to making the Scheme Consideration or (if applicable) the Substitute Offer Consideration available in terms of the Transaction.

8.4	Dissenting Shareholders
If any of the circumstances contemplated in section 164(9)(a) or (b) of the Companies Act occur, then the relevant Dissenting Shareholder shall:

8.4.1	if such circumstances occur before the Scheme Record Date, be a Scheme Participant subject to the provisions of the Scheme; and

8.4.2
if such circumstances occur on or after the Scheme Record Date, be treated as if it were a Scheme Participant, provided that settlement of the consideration to which that Dissenting Shareholder shall be entitled and the transfer of that Dissenting Shareholder’s Ordinary Shares to Novatel shall occur:

8.4.2.1
in the case of certificated Dissenting Shareholders, within 5 SA Business Days of the later of: (i) the date on which that Dissenting Shareholder so withdraws its demand or allows the Company’s offer to lapse, as contemplated in section 164(12)(b) of the Companies Act, as the case may be; and (ii) the date on which that Dissenting Shareholder duly surrenders its document of title and duly completes the form of surrender and transfer included in the Scheme Documents; and

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 22

8.4.2.2
in the case of dematerialised Dissenting Shareholders, within 5 SA Business Days after the date on which that Dissenting Shareholder so withdraws its demand or allows the Company’s offer to lapse, as contemplated in section 164(12)(b) of the Companies Act, as the case may be.

9.	SUSPENSIVE CONDITIONS TO THE SCHEME

9.1	Conditions
The Scheme (and to the extent applicable, subject to 10, the Substitute Offer) is subject to the fulfilment or waiver, as applicable, of the following conditions by no later than the Long Stop Date or such other date as specified in the specific condition:

9.1.1	the fulfilment of each such condition to the Scheme that arises by virtue of the deferral of fulfilment of a Pre-condition (or part thereof) by Novatel in terms of clause 6.2, if any;

9.1.2
the provision by the Company of a written certificate, signed by a duly authorised director of the Company, to Novatel that, to the Company’s Knowledge, no Company Material Adverse Change has occurred, as at the date immediately prior to the Scheme Meeting, provided that if, to the Company’s Knowledge, no Company Material Adverse Change has occurred as at that date, the Company shall be obliged to deliver such certificate;

9.1.3
the approval by the requisite majority of the Transaction Resolution at the Scheme Meeting in terms of the Companies Act and, if the provisions of section 115(2)(c) of the Companies Act become applicable:

9.1.3.1	the approval of the Scheme by the Court; and

9.1.3.2
if applicable, the Company not treating the Transaction Resolution as a nullity as contemplated in section 115(5)(b) of the Companies Act (and the Company agrees that it shall not treat the Transaction Resolution as a nullity without the prior written consent of Novatel);

9.1.4	in relation to any objection to the Scheme by shareholders, either:

9.1.4.1	no shareholders give notice objecting to the Scheme as contemplated in section 164(3) of the Companies Act and vote against the

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 23

Transaction Resolution at the Scheme Meeting; or

9.1.4.2
if shareholders do give notice objecting to the Scheme as contemplated in section 164(3) of the Companies Act and vote against the Transaction Resolution at the Scheme Meeting, shareholders holding no more than 5% of all of the Ordinary Shares give such notice objecting to the Scheme as contemplated in section 164(3) of the Companies Act and vote against the Transaction Resolution at the Scheme Meeting; or

9.1.4.3
if shareholders do give notice objecting to the Scheme as contemplated in section 164(3) of the Companies Act and vote against the Transaction Resolution at the Scheme Meeting in respect of more than 5% of all the Ordinary Shares, such shareholders have not exercised appraisal rights, by giving valid demands in terms of sections 164(5) to 164(8) of the Companies Act, in respect of more than 5% of all the Ordinary Shares within 30 SA Business Days following the Scheme Meeting;

9.1.5	the following Clearances to effect and implement the Transaction and to implement this Agreement are granted:

9.1.5.1
the approval of the Scheme Documents by the TRP and the issue by the TRP of a compliance certificate with respect to the Scheme and (as applicable) the Substitute Offer in terms of section 121(b) of the Companies Act;

9.1.5.2	approval of the Competition Authorities in terms of the Competition Act (and such approval is no longer capable of appeal, in the absence of condonation);

9.1.5.3
approval of the Financial Surveillance Department of the South African Reserve Bank in terms of the South African Exchange Control Regulations (promulgated in terms of the South African Currency and Exchanges Act, No. 9 of 1933);

9.1.5.4	approval of the JSE, if and to the extent required,
provided that if any condition or qualification is attached to such Clearance, Novatel may, by written notice to the Company within 5 Business Days of

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 24

the imposition of the condition or qualification, consent to the imposition of such condition or qualification, whereupon the Condition shall be deemed to have been fulfilled, and failing which the Condition shall be deemed not to have been fulfilled;

9.1.6
the Agreement has not been terminated in accordance with its provisions at any time prior to the date of the fulfilment or waiver of all the remaining Conditions set out in clauses 9.1.1 to 9.1.5 above.

9.2	Waiver

9.2.1	Novatel shall be entitled to waive (in whole or in part) in writing each Condition stipulated in clauses 9.1.1, 9.1.2 and 9.1.4.

9.2.2	The Conditions stipulated in clauses 9.1.3 and 9.1.6 are not capable of waiver.

9.2.3
The Parties by agreement may waive in writing, in whole or in part, any Condition contemplated in clause 9.1.5, save for any Condition which is required to be fulfilled in terms of South African law or United States federal or state law for the implementation of the Transaction.

9.3	Satisfaction of Conditions
Within one Business Day of the fulfilment or waiver, to the extent permitted, of all of the Conditions, each of the Parties shall execute a written certificate to such effect and deliver same to the other Party. Upon execution and delivery of the aforementioned certificates, all the Conditions shall be deemed to have been fulfilled or waived, to the extent permitted, notwithstanding that the Parties may subsequently discover that any Condition may not have been fulfilled or waived (as applicable).

9.4	Undertakings

9.4.1
Save as provided in this Agreement, Novatel and the Company shall use all reasonable efforts (including the preparation of all relevant documents and taking of all relevant steps) to procure the fulfilment of the Conditions (including obtaining all the Clearances as soon as practicable).

9.4.2	All competition/anti-trust filings required to implement the Transaction (including the filing with the Competition Authorities, if any, as contemplated

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 25

in clause 9.1.5.2) shall be prepared and submitted (in accordance, as far as practicable, with the Timetable) to the relevant competition/anti-trust authorities by Novatel. The Company shall promptly render all reasonable information and assistance to enable Novatel to meet this obligation. All filing fees payable to the Competition Authorities shall be paid by Novatel. All fees and/or costs payable to Novatel’s nominated legal counsel and any other of Novatel’s advisors in respect of the submission and preparation of the filing to the Competition Authorities shall be borne and paid by Novatel.

9.4.3
Each Party undertakes to the other Party, subject to any legal or regulatory requirements, to keep the other Party reasonably informed of developments which are material to the obtaining of any Clearances and the fulfilment of any of the Conditions. Each Party shall give the other reasonable prior notice of any meetings it may have with any regulatory authority in connection with the implementation of the Transaction, and, if requested, facilitate attendance at such meeting by the representative(s) of the other Party.

10.	SUBSTITUTE OFFER

10.1
Should the condition in 9.1.3 not be fulfilled or should the condition in 9.1.4 not be fulfilled nor waived, then the Scheme will not become effective. An offer (the “Substitute Offer”) will, immediately on failure of the first of such conditions to fail, be deemed to have been made by Novatel to the holders of Ordinary Shares (other than the Excluded Shares) for Novatel Bidco to acquire their Ordinary Shares by way of an offer in terms of the Companies Act and Companies Regulations on the same terms and conditions, mutatis mutandis, as the terms and conditions of the Scheme and this Agreement, save that the Substitute Offer (if made) will not be subject to the Conditions set out in clauses 9.1.3 or 9.1.4, but shall be subject to an additional condition that holders of Ordinary Shares accept the Substitute Offer in respect of that number of Ordinary Shares which would result in Novatel Bidco holding 90%, or such lower percentage as Novatel may specify in writing to the Company from time to time, of the issued and outstanding Ordinary Shares, which additional condition Novatel shall be entitled to waive (“Substitute Offer Conditions”) (and Novatel shall, if a circular is required by the JSE or the TRP to be printed and posted to the Company’s shareholders notifying them of such change or waiver, bear the costs of such printing and posting).

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 26

10.2
The obligation of Novatel to implement the Substitute Offer (if it is made) is subject to the fulfilment or where permissible, waiver of the Substitute Offer Conditions. In addition, the Substitute Offer (if it is made) will be undertaken in accordance with the provisions of Schedule 6.

11.	OPTION ARRANGEMENTS

11.1
Novatel shall, if the Pre-conditions in 6.1.2 and in 6.1.3.1 are fulfilled, make an offer, subject to fulfilment of the Conditions, to holders of Employee Options concurrently with the Scheme or the Substitute Offer (if it is made) in terms of which:

11.1.1
in respect of all unvested In the Money Options as at the Scheme Implementation Date, or if applicable, the date of final payment under the Substitute Offer, Novatel shall grant replacement share options in respect of shares in Novatel on terms consistent with the pricing and exchange formulae set out in Schedule 8; and

11.1.2
on the Scheme Implementation Date (or, if the Substitute Offer is made, the earliest date of payment under the Substitute Offer), Novatel shall pay for the benefit of each holder of an Employee Option, in respect of each vested In The Money Option which it holds on that date, an amount in cash equal to the Scheme Consideration/Substitute Offer Consideration less the exercise price of the relevant In The Money Option (with the consequence that no payment shall be due to such holders in respect of Out the Money Options);

11.1.3	and as a consequence of the waivers contemplated in 6.1.2, all Out the Money options shall fall away without compensation, provided that if the Parties so agree, the offer contemplated by this clause 11.1 shall be made by the Company;

11.2	If the Pre-conditions in 6.1.2 and 6.1.3.1 are not fulfilled but the Pre-condition in 6.1.2 is waived by Novatel in its discretion, Novatel shall be entitled to elect by notice to the Company either –

11.2.1
to grant, in respect of all the Employee Options, replacement share options in respect of shares in Novatel on terms consistent with the pricing and exchange formulae set out in Schedule 8 and in accordance with the requirements of clause 25.3.2 of the Employee Option Deed, as a

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 27

consequence of which all the Employee Options shall lapse; or

11.2.2	to make a Comparable Offer in respect of the Employee Options, on such terms as Novatel may propose and which are consistent with the confirmation by the TRP contemplated in 6.1.3.2.2, in each case subject to the fulfilment of the Conditions, and if either of the approaches in 11.2.1 or 11.2.2 is elected, that shall comprise the Employee Option Offer.

11.3	The details of the Employee Options as at the Signature Date are as set out in Schedule 4.

12.	MATERIAL CUSTOMERS AND SUPPLIERS

12.1
As soon as reasonably possible after the Signature Date, Novatel and the Company shall jointly approach each of the Material Counterparties for the purposes of obtaining any consents or approvals which are required under any agreement between the Company and/or any of Group Companies, on the one hand, and such Material Counterparty, on the other hand: (i) for the change in shareholding in the Company which will result from the implementation of the Transaction; (ii) for the change in the constitution of the Directors which will result from the implementation of the Transaction; and/or (iii) any other consent required from the Material Counterparty by virtue of the entering into and/or implementation of any of the matters contemplated in this Agreement, in order to mitigate the risk of breach, default, acceleration, amendment, or termination of that agreement or any other adverse effect on the Company arising from such relationship.

12.2	The Parties shall use all reasonable commercial endeavours to obtain the consents and approvals contemplated in clause 12.1, including:

12.2.1	meeting personally with representatives of the Material Counterparty, if necessary; and

12.2.2	providing any public and/or other non-sensitive information required by the Material Counterparty in relation to the Transaction, Novatel and/or the Company.

12.3	Each of the Parties shall appoint senior members of management for the purposes of implementing the matters contemplated in this clause 12.

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 28

13.	RECONSTITUTION OF THE BOARD OF DIRECTORS
The Company shall use all reasonable endeavours to procure that each of the directors of the Company which Novatel wishes to resign as a director of the Company furnishes the Company (with a copy to Novatel) of his letter of resignation, as soon as reasonably possible, but in any event on or before the Scheme Finalisation Date, such resignation to take effect if and when Novatel Bidco is recorded as the registered and beneficial holder of all or a majority of the Scheme Shares pursuant to implementation of the Scheme or the Substitute Offer.

14.	NON-SOLICITATION AND OTHER UNDERTAKINGS BY THE COMPANY

14.1	The Company undertakes to Novatel that, during the Exclusivity Period, the Company shall (and the Company shall procure that all of the other Group Companies shall)-:

14.1.1
subject to compliance by the Company with applicable law and regulation, negotiate and deal on an exclusive basis with Novatel, and refrain from soliciting, encouraging, initiating, entering into or continuing any talks, discussions, negotiations and other communications (“Discussions”), agreement or arrangement relating to, or which might reasonably be expected to lead to, a Competing Proposal (for the avoidance of doubt the Company shall not be in breach of the provisions of this 14.1.1 if the Directors engage in Discussions at any time in relation to an unsolicited Competing Proposal to the extent required in order to meet any statutory or other binding legal obligation, including a) those obligations set out in Regulation 92 or Regulation 99(4), and b) a fiduciary duty of directors in the context of an offer as defined in section 117(1) of the Companies Act);

14.1.2
within 2 Business Days after receipt of any Competing Proposal, notify Novatel in writing of the details thereof (including details of the salient terms and conditions of, and the identity of the person and where applicable the identity of the holding company or controlling shareholders of that person making, the Competing Proposal, if known or reasonably ascertainable) and Novatel shall be entitled but not obliged by notice in writing to the Company to increase or revise its most recent offer to holders of Ordinary Shares so as to match or better the Competing Proposal. The Company shall further notify Novatel in writing within 1 Business Day after the date on which the

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 29

Company decides for the first time to make any information available to a particular bona fide offeror or potential offeror. The whole of this clause shall apply again if a Competing Proposal is formalised, restated, revised or increased, or another Competing Proposal is made, pursuant to a revision or increase of the most recent offer by Novatel;

14.1.3
conduct their operations in the ordinary course of business, and shall not, without the consent of Novatel which consent shall not unreasonably be withheld, (i) undertake or agree to undertake any acquisition, disposal, pledge or encumbrance of any properties or assets of such Group Company of value in excess of R5 000 000, or (ii) adopt, amend, accelerate or terminate any Employee Benefit Plan or increase the benefits to any employee under any such plan, except as required by law;

14.1.4
not dispose of any Trust Shares nor any Treasury Shares other than as may be required to satisfy any Employee Options as set out in Schedule 4 to the extent validly exercised in terms of the Employee Option Scheme;

14.1.5	not effect or permit any amendment to the MOI except as required by law or without the prior written consent of Novatel, which consent shall not unreasonably be withheld;

14.1.6	other than as contemplated by this Agreement or in terms of the Employee Options set out in Schedule 4, not issue any:

14.1.6.1	securities of the Company to any person; or

14.1.6.2	securities of any Group Company to any person (other than any issue of such securities to the Company or to any Group Company); or

14.1.6.3	any options in respect of any securities of the Company or any Group Company to any person;

14.1.7	refrain from engaging in any action contemplated in section 126 of the Companies Act without Novatel’s prior written consent;

14.1.8
refrain from declaring or paying any dividends, effecting any acquisition of its own shares or permitting any Group Company to effect any acquisition of the Company’s shares, or making any other distribution to any shareholder of the Company without Novatel’s prior written consent; and

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 30

14.1.9	refrain from incurring any capital expenditure, or undertaking any commitment to incur capital expenditure, in excess of R5 000 000.

14.2
For the purposes of this clause 14, an action taken by or on behalf of the Company or any Group Company shall be deemed to have been taken in the ordinary course of business if such action (i) is recurring in nature, and (ii) is consistent in nature, quantity, frequency, scope, and magnitude with the Company’s and its Group Companies’ past practices, and (iii) is taken in the ordinary course of the Company’s and its Group Companies’ normal day to day operations, and (iv) does not require authorization by the board of directors of the Company or any Group Company and does not require any other separate or special authorization of any nature or (v) has been consented to in writing by Novatel.

15.	REPRESENTATIONS AND WARRANTIES

15.1	Each of the Parties represents and warrants to the other as at the Signature Date that:

15.1.1	it has the requisite power and authority to enter into and perform its obligations under this Agreement subject to the terms and conditions of this Agreement;

15.1.2	this Agreement constitutes binding obligations on it in accordance with the terms of this Agreement;

15.1.3
the execution and delivery of, and the performance of its obligations under, this Agreement will not result in a breach of its constitutional documents or any law or regulation or any order, judgement, decree of any court of governmental agency to which it is a party or by which it is bound;

15.1.4
the execution of this Agreement and the performance of its obligations hereunder does not and shall not conflict with, or constitute a breach of any of the provisions of any other agreement, obligation, restriction or undertaking which is binding on it; and

15.1.5	the natural person who signs and executes this Agreement on its behalf is validly and duly authorised to do so.

15.2	The Company further represents, warrants and undertakes to Novatel that:

15.2.1	the authorised and issued share capital of the Company as set out in clause

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 31

1.3.1 is correct;

15.2.2	the number of Employee Options set out in clause 2.1.18 is correct;

15.2.3	the numbers of Trust Shares and Treasury Shares set out in clause 1.3.1 are correct;

15.2.4	the details of the Employee Options set out in Schedule 4 are true, complete and correct;

15.2.5	each Employee Option has been granted in accordance with the provisions of the Employee Option Deed;

15.2.6	the Employee Option Deed sets out the full and complete terms of the Employee Option Scheme including all amendments thereto;

15.2.7
all amendments to the Employee Option Scheme and the Employee Option Deed have received all requisite consents and approvals and are effective and binding on the trustees, participants and other parties to the Employee Option Scheme;

15.2.8	there are no Employee Benefit Plans other than those the details of which were provided to Novatel by way of disclosure in the Virtual Data Room prior to 4 June 2015;

15.2.9	there are no agreements binding on the Company and any Group Company the termination of which would give rise to a Company Material Adverse Change –

15.2.9.1	which were not disclosed in the Virtual Data Room prior to 4 June 2015;

15.2.9.2	which contain any provisions triggered by a change in control of the Company other than those listed on Schedule 5;

15.2.10	as at Signature Date there is no Competing Proposal which the Directors or the Independent Board has finally concluded is made by a bona fide offeror or bona fide potential offeror;

15.2.11	all of the shares in the capital of the Company are of one class, being Ordinary Shares which rank pari passu with each other;

15.2.12	the Company is not under any obligation (whether contingently upon the exercise of any right or otherwise) and no resolution has been passed to

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 32

increase or to reduce any of its authorised or issued share capital or to vary any of the rights attaching to the issued shares or to issue any debentures or any options;

15.2.13	to the best of the Company’s Knowledge and belief there are no industry specific Clearances or approvals required for the lawful implementation of the Transaction; and

15.2.14
each decision of the board of the Company in relation to the Transaction as at Signature Date has been taken, and any future decisions (including approval of the Scheme Documents and convening of the Scheme Meeting) will be taken, in compliance with the provisions of the Company’s MOI and the Companies Act and the Companies Regulations.

16.	TERMINATION

16.1	This Agreement shall terminate with immediate effect and all rights and obligations of the Parties under this Agreement shall, subject to clause 16.3 and 32, cease forthwith only as follows:

16.1.1	if clause 6.3 becomes applicable; or

16.1.2	if any Condition which may be waived by Novatel in terms of clause 9.2 becomes incapable of fulfilment, and Novatel notifies the Company in writing that Novatel will not waive that Condition; or

16.1.3	if all the Conditions have not been fulfilled or waived on or before the Long Stop Date; or

16.1.4	if the Scheme Finalisation Date (in respect of the Conditions relating to the Scheme or the Substitute Offer) does not occur on or before the Long Stop Date; or

16.1.5	upon written notice by the Company to Novatel, given on or before the Scheme Finalisation Date, if:

16.1.5.1	Novatel commits a breach of clause 8.2 and fails to remedy such breach within 10 Business Days of a written notice from the Company to Novatel requesting the same; or

16.1.5.2	Novatel commits a breach of any material provision of this Agreement (including a breach of warranty) and, if such breach is capable of

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 33

remedy, fails to remedy such breach within 10 Business Days of a written notice from the Company to Novatel requesting the same; or

16.1.6	upon written notice by Novatel to the Company, given on or before the Scheme Finalisation Date, if:

16.1.6.1
the Company commits a breach of clause 8.1.2.1, 8.1.2.2, 8.1.2.3 or 8.1.2.5, and fails to remedy such breach within 10 Business Days of a written notice from Novatel to the Company requesting the same;

16.1.6.2	the Company commits a breach of clause 8.1.2.4 and fails to remedy such breach within 10 Business Days of a written notice from Novatel to the Company requesting the same;

16.1.6.3	the Company commits a breach of clause 14.1.1 or 14.1.2;

16.1.6.4	the Company commits a breach of any of clauses 14.1.3, 14.1.4, 14.1.5, 14.1.6, 14.1.7, 14.1.8 or 14.1.9;

16.1.6.5
the Company commits a material breach of any other provision of this Agreement (including a breach of warranty) and, if such breach is capable of remedy, fails to remedy such breach within 10 Business Days of a written notice from Novatel to the Company requesting the same;

16.1.6.6	the Company is unable to satisfy the solvency and liquidity test referred to in section 4 of the Companies Act if it were to apply such test at that time;

16.1.6.7	a Company Material Adverse Change has occurred; or

16.1.6.8
the Company fails, notwithstanding notice from Novatel requesting same, to certify immediately prior to the Posting Effective Date, the date of the Scheme Meeting (and the date on which the Scheme Meeting may be re-convened following an adjournment) and the Scheme Finalisation Date, by written notice to Novatel that, to the Company’s Knowledge, no Company Material Adverse Change has occurred, provided that if, to the Company’s Knowledge, no Company Material Adverse Change has occurred immediately prior to the Posting Effective Date or the date of the Scheme Meeting (or the date on which the Scheme Meeting may be re-convened following an adjournment)

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 34

or the Scheme Finalisation Date, the Company shall deliver such certificate.

16.2
Neither Party shall be entitled to terminate or otherwise cancel this Agreement in terms of clause 16.1 after the Scheme Finalisation Date. Accordingly, if any provision set out in clause 16.1 provides for a remedy period, and the Scheme Finalisation Date occurs before the expiry of such remedy period, the remedy period shall expire on the second SA Business Day before the Scheme Finalisation Date, even if that results in there being no remedy period.

16.3
Termination shall be without prejudice to the rights of either Party that may have arisen prior to termination, and/or the rights of the other Party to bring any other claim or action available at law against the other Party arising from a breach of this Agreement.

16.4
Without prejudice to the rights of Novatel under this clause 16, if the recommendation of the Independent Board, referred to in clause 6.1.9: (i) is withdrawn, or (ii) having been given, is not withdrawn, but the Independent Board recommends a Competing Proposal, then Novatel shall be entitled to terminate this Agreement with immediate effect at any time prior to the Scheme Finalisation Date.

17.	LIQUIDATED DAMAGES

17.1
If Novatel terminates this Agreement in terms of clauses 16.1.6.1 or 16.1.6.3, at a time that a Competing Proposal has been made, which Competing Proposal in relation to the Company is successfully implemented, then without prejudice to Novatel’s other rights in law, the Company shall pay Novatel on demand an amount of R9 500 000 as a pre-estimate of liquidated damages suffered by Novatel by reason of the breach or action giving rise to the termination of this Agreement (“Company Breach”). Nothing in this clause 17.1 shall limit Novatel’s rights to claim, prove and recover direct damages (excluding loss of profit, consequential damages, punitive damages and the like) –

17.1.1	in excess of the amount of R9 500 000 by reason of any such Company Breach; or

17.1.2	in respect of any other breach by the Company of the provisions of this Agreement including any warranty provision.

17.2	Notwithstanding anything to the contrary contained in this Agreement, the

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 35

provisions of clause 17.1 do not prejudice or limit either Party’s rights or remedies in relation to the Scheme or (if applicable) the Substitute Offer.

17.3
Notwithstanding anything to the contrary contained anywhere else in this Agreement, if the performance of either Party’s obligations in terms of this Agreement or the Transaction becomes impossible due to circumstances outside of the reasonable control of such Party, such Party shall not be in breach of such obligations.

17.4
Nothing in clause 17.1 shall limit the Company’s rights to claim, prove and recover direct damages (excluding loss of profit, consequential damages, punitive damages and the like) in respect of any breach by Novatel of the provisions of this Agreement including any warranty provision.

18.	INSIDE INFORMATION

18.1
Insofar as Novatel is in possession of any Inside Information in relation to the Company, or reasonably believes that it is in possession of any Inside Information in relation to the Company, Novatel shall notify the Company accordingly, and the Company shall publish such information as soon as reasonably practicable but in any event no later than two Business Days after the date of receipt of such notice from Novatel, or if a dispute arises as to whether that information comprises Inside Information, the date of receipt of determination, if any, in terms of 18.2 that such information does comprise Inside Information, in such form and manner as Novatel may reasonably require, provided that such publication shall be effected in such manner so as not to contravene the JSE Listings Requirements. The Parties agree to make and give effect to such changes in the Timetable, including changes to the Voting Record Date and/or date of the Scheme Meeting, such that the publication of the Inside Information shall precede the last day to trade in order to be recorded in the Register on the Voting Record Date.

18.2	If any dispute arises in connection with clause 18.1, the dispute shall be determined in accordance with the following provisions:

18.2.1
It shall be determined by a Senior Counsel of not less than 20 years’ experience in corporate law, agreed to by both Parties, or failing agreement between the Parties within 2 Business Days of written notice by one Party to the other Party, nominated by the Senior Partner of Webber Wentzel Inc. or

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 36

his nominee (each such person being an Expert).

18.2.2	The Expert shall act as expert and not as arbitrator.

18.2.3
Subject to the ensuing provisions of this clause 18.2, the Expert shall approach the dispute adopting such procedures and such timelines and in such manner as he, in his sole discretion, considers appropriate provided that the Expert shall at all times act impartially.

18.2.4
For the purposes of its determination, the Expert shall be entitled to consult either of the Parties and any other person(s) which he believes will be able to assist it in reaching its determination, including any independent merchant bank, stock broker or other financial markets expert, provided that all Parties shall be entitled to be present at and for the duration of such consultation and shall be entitled to receive copies of any documentation exchanged in this regard.

18.2.5
The Expert shall afford the Parties the opportunity to make such written and, at its discretion, oral representations as they or either of them wish, subject to such reasonable time and other limits as the Expert may prescribe and subject further to the Party making a written representation providing a copy thereof to the other Party, and it shall have regard to any such representations but not be bound by them.

18.2.6	Each of the Parties shall use its best endeavours to procure that the Expert will make a determination as soon as reasonably possible and within 10 Business Days of being requested to do so.

18.2.7	The Expert’s written opinion shall be final and binding on the Parties.

18.2.8
The costs and expenses of the Expert shall be borne by that Party to the dispute or matter which, in the sole discretion of the Expert, is the appropriate Party to bear such costs and expenses, provided that the Expert shall be entitled to direct that costs and expenses be borne by either or both of the Parties in such ratios as the Expert may determine.

19.	NOTICES

19.1	Any notice under or in connection with this Agreement (a Notice):

19.1.1	shall be in writing;

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 37

19.1.2	shall be in the English language; and

19.1.3
may be delivered personally or sent by fax or email to the Party due to receive the Notice at the relevant address specified in clause 19.2 or to another address or fax number or email address specified by that Party by not fewer than five days’ written notice to the other Party.

19.2	The addresses referred to in clause 19.1 are:

19.2.1	in the case of Novatel:

Address:	9645 Scranton Road, Suite 205 San Diego, CA 92121 U.S.A

Fax:	XXXXXXXXXXXX

Email:	XXXXXXXXXXXX

For the attention of	Lance Bridges, General Counsel
with a copy to PJ Hope, Read Hope Phillips Thomas & Cadman Inc.

Address:	3rd Floor, 30 Melrose Boulevard, Melrose Arch, 2196 South Africa

Fax:	XXXXXXXXXXXX

Email:	XXXXXXXXXXXX
with a copy to Carl Sanchez, Paul Hastings LLP

Address:	4747 Executive Drive, Twelfth Floor San Diego, CA 92121 U.S.A

Email:	carlsanchez@paulhastings.com

19.2.2	In the case of the Company:

Address:	Digicore Building, 9 Regency Drive, Route 21 Corporate Park, Irene Ext 30, Centurion, South Africa

Fax:	XXXXXXXXXXXX

Email	XXXXXXXXXXXX

For the attention of	Cobus Grové

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 38

with a copy to David Tosi, PSG Capital

Address:	1st Floor, Ou Kollege Building, 35 Kerk Street, Stellenbosch, 7600

Fax:	XXXXXXXXXXXX

Email:	XXXXXXXXXXXX

19.2.3
A Notice given under clause 19.1 shall conclusively be deemed to have been received on the next working day in the place to which it is sent, if sent by fax or email or at the time of delivery, if delivered personally.

19.2.4
Any legal process to be served on either of the Parties may be served on it at the physical address specified for it in clause 19.2 and it chooses that address as its domicilium citandi et executandi for all purposes under this Agreement.

20.	REMEDIES AND WAIVERS

20.1
No failure of either Party to exercise, and no delay by it in exercising, any right, power or remedy in connection with this Agreement (each a “Right”) will operate as a waiver thereof, nor will any single or partial exercise of any Right preclude any other or further exercise of such Right or the exercise of any other Right.

20.2
Without prejudice to any other rights and remedies which either Party may have, each Party acknowledges and agrees that damages may not be an adequate remedy for any breach by either Party of the provisions of this Agreement and either Party shall be entitled to seek the remedies of interdict, specific performance and other equitable relief (and the Parties shall not contest the appropriateness or availability thereof), for any threatened or actual breach of any such provision of this Agreement by either Party and no proof of special damages shall be necessary for the enforcement by either Party of the rights under this Agreement.

20.3	No suspension of a right to enforce any term of this agreement and no pactum de non petendo shall be of any force or effect unless in writing and duly signed by or on behalf of the Parties.

20.4
All costs, charges and expenses of any nature whatever may be incurred by a Party in enforcing its rights in terms of this Agreement, including legal costs on the scale of attorney and own client and collection commission, irrespective of whether any

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 39

action has been instituted, shall be recoverable on demand from the Party against which such rights are successfully enforced and shall be payable on demand.

21.	INVALIDITY
If any provision of this Agreement (other than a material provision of this Agreement) shall be held to be illegal, invalid or unenforceable, in whole or in part, under the law of any jurisdiction, the legality, validity or enforceability of such provision or part under the law of any other jurisdiction and the legality, validity and enforceability of the remainder of this Agreement shall not be affected.

22.	NO PARTNERSHIP
Nothing in this Agreement and no action taken by the Parties under this Agreement shall constitute a partnership, association, corporate merger, joint venture or other co- operative entity between any of the Parties.

23.	FURTHER ASSURANCE

23.1
The Company shall timeously do or procure to be done all such further acts and things and execute or procure the execution of all such other documents as Novatel may from time to time reasonably require for the purpose of giving effect to the provisions of this Agreement and the transactions contemplated therein.

23.2
Novatel shall timeously do or procure to be done all such further acts and things and execute or procure the execution of all such other documents as the Company may from time to time reasonably require for the purpose of giving effect to the provisions of this Agreement and the transactions contemplated therein.

24.	VARIATION

24.1	This Agreement constitutes the sole record of the agreement between the Parties in relation to its subject matter.

24.2	No Party shall be bound by any representation, warranty, promise or the like not recorded in this Agreement.

24.3	No addition to, variation, novation or agreed cancellation of this Agreement shall be of any force or effect unless in writing and signed by or on behalf of the Parties.

25.	STIPULATIO ALTERI
Other than those provisions relating to Novatel Bidco, no provision of this Agreement

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 40

constitutes a stipulation for the benefit of any person who is not a party to this Agreement unless the provision in question expressly provides otherwise.

26.	ASSIGNMENT

26.1	The rights and obligations of the Parties may not be ceded, delegated, assigned or otherwise transferred.

26.2
Notwithstanding the provisions of clause 26.1, Novatel shall be entitled to cede, delegate or assign, or otherwise transfer, any of its rights or obligations to a subsidiary or affiliate of Novatel with the consent of the Company (which consent shall not be unreasonably withheld or delayed).

26.3	If the Company consents in terms of clause 26.2, Novatel irrevocably and unconditionally:

26.3.1
guarantees to the Company, as a primary and independent obligation, the full and punctual performance by its nominated subsidiary or affiliate of all the obligations under this Agreement or the Scheme or (if applicable) the Substitute Offer;

26.3.2
undertakes to the Company that if the nominated Novatel subsidiary or affiliate does not pay any amount or discharge any obligation when due under or in connection with this Agreement or the Scheme or (if applicable) the Substitute Offer, Novatel shall immediately on demand pay that amount or discharge that obligation as if it was the principal obligor.

26.4
If Company consents in terms of clause 26.2, the Novatel subsidiary or affiliate shall specify a physical address in South Africa for the purpose of service of legal process as contemplated in clause 19.2.4.

27.	ANNOUNCEMENTS

27.1
Subject to clause 27.2, no announcement (other than the Firm Intention Announcement) in relation to this Agreement and/or the Transaction shall be made by either Party without the prior written consent of the other Party (which consent shall not be unreasonably withheld or delayed).

27.2	In relation to this Agreement and/or the Transaction, a Party may make such announcements as are required by:

27.2.1	the laws or regulations of any relevant jurisdiction; or

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 41

27.2.2	the listing rules or regulations of any stock exchange on which the shares of that Party are quoted or listed; or

27.2.3	any governmental or competent regulatory authority of any relevant jurisdiction (including the TRP, the United States Securities and Exchange Commission and the JSE),
in which case the Party concerned shall take all such steps as may be reasonable and practicable in the circumstances to consult the other Party on the proposed form, content and timing of such announcement.

27.3
Subject to clause 27.2, the Company will, in consultation with Novatel, prepare and submit to Novatel for review and approval all announcements and communications to employees of the Company and its Group in connection with this Agreement and/or the Transaction prior to the issue of such announcements and communications.

28.	CONFIDENTIALITY AGREEMENT

28.1
The terms of the Confidentiality Agreement shall remain in force, save as varied or amended by the terms of this Agreement. In the event of any inconsistency between the terms and obligations of this Agreement and the Confidentiality Agreement, the terms and obligations of this Agreement shall take precedence.

28.2	The provisions of 12 (Standstill) of the Confidentiality Agreement shall be deemed deleted and pro non scripto from the date of the Firm Intention Announcement.

29.	NON BINDING OFFER
The Parties hereby terminate the Non-Binding Offer with effect from the Signature Date.

30.	COSTS AND EXPENSES
Subject to clauses 8.1.4.2, 8.3 and 9.4.2, each Party shall bear all costs incurred by it in connection with the preparation, negotiation, entry into and performance under this Agreement and the documents to be entered into pursuant to it.

31.	COUNTERPARTS
This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument. A counterpart of this Agreement in scanned and email form or which is faxed

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 42

shall be conclusive evidence of the original signature and shall be as effective in law as the counterparts in original form showing the original signatures.

32.	SURVIVAL
The lapsing, cancellation or termination of this Agreement shall not affect those provisions of this Agreement which expressly provide they will operate after any such lapsing, cancellation or termination or which by implication must continue to have effect thereafter.

33.	CHOICE OF GOVERNING LAW
This Agreement shall be governed by and construed in accordance with the laws of South Africa (and without giving effect to any conflict of law principles which would result in the application of the laws of any other jurisdiction).

34.	JURISDICTION

34.1
Subject to clause 18.2, any dispute arising out of or connected with this Agreement, including a dispute as to the validity or existence of this Agreement and/or this clause 34, shall be resolved by arbitration in Johannesburg conducted in English, by a panel of three arbitrators pursuant to the rules of the International Chamber of Commerce (the “ICC”) or such other rules as the Parties may agree in writing, save that, unless Novatel and the Company agree otherwise, the arbitrators shall draw up, and submit to them for signature, the Terms of Reference within 21 days of receiving the file. The Terms of Reference shall include a list of issues to be determined. The decision of the arbitrators shall be final and binding on the Parties, and such decision shall not be capable of appeal and that decision shall be given effect to without delay.

34.2
Nothing in clause 34.1 shall preclude either Party from seeking any interim and/or urgent relief from a court of competent jurisdiction and to this end the Parties hereby consent to the non-exclusive jurisdiction of the High Court of South Africa, Gauteng Local Division, Johannesburg.

35.	SIGNATURE

35.1	This Agreement is signed by the Parties on the dates and at the places indicated below.

35.2	The persons signing this Agreement in a representative capacity warrant their

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 43

authority to do so.

35.3
The Parties record that it is not required for this Agreement to be valid and enforceable that a Party shall initial the pages of this Agreement and/or have its signature of this Agreement verified by a witness.

Signed at    Pretoria    on    18 June    2015

/s/ Gerrit Pretorius
DIGICORE HOLDINGS LIMITED
who warrants that s/he is duly authorised hereto

Signed at    San Diego, CA USA     on    18th June    2015

/s/ Michael Newman
NOVATEL WIRELESS, INC.
who warrants that s/he is duly authorised hereto

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 45

SCHEDULE 2

FIRM INTENTION ANNOUNCEMENT

DIGICORE HOLDINGS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1998/012601/06)
Share code: DGC
ISIN: ZAE000016945
("Digicore" or “the Company”)

NOVATEL WIRELESS INC
(Incorporated under the laws of the State of Delaware, United States of America with registration number 2614230)
NASDAQ share code: MIFI

("Novatel")

JOINT ANNOUNCEMENT OF THE FIRM INTENTION OF NOVATEL TO MAKE AN OFFER TO ACQUIRE ALL THE ORDINARY SHARES IN DIGICORE (SAVE FOR ANY TREASURY SHARES AND THE TRUST SHARES), BY WAY OF A SCHEME OF ARRANGEMENT OR SUBSTITUTE OFFER

1.	INTRODUCTION

1.1
Shareholders of Digicore (“Shareholders”) are referred to Digicore’s updated detailed cautionary announcement dated 5 June 2015 and are advised that Digicore has entered into a transaction implementation agreement with Novatel dated Thursday, 18 June 2015 (“Implementation Agreement”) which constitutes notification to the Digicore board of directors (“Digicore Board”) of a firm intention from Novatel to make an offer to acquire (either itself or through a subsidiary) all the ordinary shares in Digicore (“Ordinary Shares”), other than any Ordinary Shares held by any subsidiaries of Digicore (“Treasury Shares”) and the Ordinary Shares held by the Digicore Holdings Limited Share Trust (“Trust Shares”) (collectively the “Excluded Shares”), by way of a scheme of arrangement (“the Scheme”) or, if specified conditions of the Scheme should not be fulfilled, to acquire all or a majority of the Ordinary Shares, excluding the Excluded Shares, by way of a substitute offer (“the Substitute Offer”), with the Ordinary Shares to be so acquired being referred to hereafter as “Scheme Shares” (the Scheme and the Substitute offer, together with the Employee Option Offer described below, collectively as “the Transaction”).

1.2
Shareholders are further advised that the Digicore Board has established an independent board (“Independent Board”) to provide the opinion as required by the Companies Regulations, 2011 (“the Companies Regulations”) promulgated in terms of the Companies Act 71 of 2008 (“Companies Act”).

1.3	The purpose of this announcement is to advise Shareholders of the terms and conditions of the Implementation Agreement.

2.	BACKGROUND IN RESPECT OF NOVATEL

2.1
Novatel is a leader in the design and development of M2M wireless solutions based on 3G and 4G technologies. Novatel delivers Internet of Things (IoT) and Cloud SaaS services to carriers, distributors, retailers, OEMs and vertical markets worldwide. Product lines include MiFi Mobile Hotspots, USB modems, Expedite and Enabler embedded modules, Mobile Tracking Solutions and Asset Tracking Solutions. These innovative products provide anywhere, anytime communications solutions for consumers and enterprises.

2.2	Novatel is incorporated in the State of Delaware, USA. Novatel’s headquarters are in
San Diego, California and Novatel’s securities are listed on the NASDAQ exchange.

3.    RATIONALE

3.1	Rationale for Novatel

Digicore specialises in the research, development, manufacturing, sales and marketing of telematics tools used for fleet management and consumer and enterprise-level vehicle tracking for an international client base. Novatel believes that its acquisition of Digicore would establish Novatel's position as a significant player in the global asset tracking and management market, and would provide immediate top-line contribution and

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 46

meaningful earnings contribution in 2016.

3.2	Rationale for Digicore

3.2.1
The scheme consideration of R4.40 per Scheme Share, represents a premium of 67.9% to the 30-day volume weighted average traded price of Digicore of R2.62 per Ordinary Share, as at as at 7 May 2015. See paragraph 5.1 below in this regard.

3.2.2
The Transaction will provide Shareholders with an opportunity to dispose of their Scheme Shares at a substantial premium, accordingly the Independent Board believes that it is in the interest of Digicore and the Shareholders that they be given an opportunity to consider the Scheme.

3.2.3	The Independent Board’s opinion in connection with the Scheme and Substitute Offer will be communicated to Shareholders in due course.

4.	THE SCHEME

4.1
The Scheme will constitute an “affected transaction” as defined in section 117(1)(c) of the Companies Act. It will be implemented in accordance with the Companies Act, the Companies Regulations (which include the takeover regulations prescribed by the Minister of Trade and Industry in terms of section 120 of the Companies Act (“Takeover Regulations) and will be regulated by the Takeover Regulation Panel (“TRP”).

4.2
The Scheme will be implemented by way of a scheme of arrangement in terms of sections 114 and 115 of the Companies Act to be proposed by the Digicore Board between Digicore and the Shareholders (other than the holders of the Excluded Shares).

4.3
The posting of the scheme circular to Shareholders, in relation to the Scheme, and of the documents setting out the full terms and conditions of the Scheme and the Substitute Offer, including any report, opinion, form of proxy, acceptance forms, notice or other document required in connection with the Scheme and the Substitute Offer (collectively, “Scheme Documents”) is subject to the fulfilment or, where applicable, waiver or deferral, of the conditions precedent set out in paragraph 5.2 below ("Pre-Conditions").

4.4	The Scheme will be subject to the fulfilment (or, where applicable, waiver) of the conditions precedent set out in paragraph 6 below ("Conditions").

5.	MATERIAL TERMS AND PRE-CONDITIONS

5.1	Material terms of the Implementation Agreement

5.1.1	Pursuant to implementation of the Scheme -

5.1.1.1	Novatel will acquire all of the Scheme Shares, and as a consequence Digicore will become a subsidiary of Novatel;

5.1.1.2
Shareholders will receive the scheme consideration of R4.40 for every Scheme Share disposed of in terms of the Scheme (“Scheme Consideration”), subject to a maximum consideration payable by Novatel of R1 094 223 363.20 (being R4.40 times 248 687 128, being the current aggregate number of issued Ordinary Shares).

5.1.2	The Scheme Consideration represents a premium of 67.9% to the 30-day volume weighted average traded price of Digicore of R2.62 per Ordinary Share, as at 7 May 2015.

5.2	Pre-Conditions

5.2.1
The posting of the Scheme Documents is subject to the fulfilment or, where applicable, waiver or deferral by Novatel, by no later than 30 South African business days (that is excluding Saturdays, Sundays and statutory public holidays in South Africa) (“Business Day”) after the signature date of the Implementation Agreement, being Thursday, 18 June 2015 (“Signature Date”), or by such later date, no later than 45 Business Days after the Signature Date, as Digicore or Novatel may stipulate in writing, or by such other date as Digicore and Novatel may agree upon in writing, of the following Pre-Conditions -

5.2.1.1	that each of several specified employees of Digicore and its subsidiary companies (“Group Companies”) has, to the extent he is party to a “change of control

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 47

agreement”, or any other agreement or arrangement with any of the Group Companies which provides for certain rights or benefits in the event of a change of control of Digicore, waived all such rights or benefits arising under that agreement or arrangement, or such rights and benefits have otherwise terminated;

5.2.1.2
that each holder of employee options (“Employee Options”) in terms of the scheme (“Employee Option Scheme”) as defined in the trust deed of the Digicore Holdings Limited Share Trust (“Employee Option Deed”) has irrevocably agreed in writing to accept the Employee Option Offer contemplated in paragraph 11.1 below if and when made, and has (i) conditionally waived all his right title and interest in and to all his Employee Options and (ii) waived all rights to receive a comparable offer in terms of section 125 of the Companies Act read with Regulation 87 of the Companies Regulations (“Comparable Offer”) from Novatel in respect of his Employee Options;

5.2.1.3	that the TRP has either -

5.2.1.3.1	granted Novatel an exemption in terms of section 119(6) of the Companies Act from the obligation to make a Comparable Offer in respect of the Employee Options; or

5.2.1.3.2	confirmed in writing that -

5.2.1.3.2.1	if the approach to the Employee Option Offer in paragraph 11.2.1 below were elected by Novatel, there would be no requirement for a Comparable Offer to be made; or

5.2.1.3.2.2	the making of the Employee Option Offer as may be proposed by Novatel in terms of paragraph 9.2.2 would discharge the obligations of Novatel to make a Comparable Offer;

5.2.1.4
that, as at the date of fulfilment of each of the other Pre-Conditions, Shareholders remain bound by, and are not in breach of, written irrevocable undertakings in favour of Novatel, inter alia, to vote in favour of the Scheme and to accept the Substitute Offer if made, in respect of Ordinary Shares comprising more than 50% of the voting rights exercisable at the Shareholders’ meeting (“Scheme Meeting”) convened in order for the Shareholders to consider and approve the special resolution to approve the Scheme as contemplated in section 115(2)(a) of the Companies Act (“Transaction Resolution”);

5.2.1.5	that each of the counterparties to a specified set of contracts concluded with a Group Company that has a change in control provision in such contract (“Material Counterparties”):

5.2.1.5.1	consents to the change in shareholding in Digicore which will result from the implementation of the transaction (to the extent required);

5.2.1.5.2	consents to the change in the constitution of the Digicore Board which will result from the implementation of the transaction (to the extent required); and/or

5.2.1.5.3
provides any other consent required from it by virtue of the entering into of the Implementation Agreement and/or the implementation of any of the matters contemplated in the Implementation Agreement, in order to prevent the breach, default, acceleration, termination or amendment of any agreement between any of the Material Counterparties, on the one hand, and any Group Company, on the other hand, or other adverse effect on any Group Company arising from such relationship;

5.2.1.6
that Digicore provides a written certificate, signed by a duly authorised Digicore director, to Novatel that, to Digicore’s knowledge, no Company Material Adverse Change (as defined in the Implementation Agreement) has occurred, provided that if, to Digicore’s knowledge, no Company Material Adverse Change has occurred immediately prior to the fulfilment of the other Pre-Conditions other than that in paragraph 6.1.4, Digicore shall be obliged to deliver such certificate;

5.2.1.7
that the Scheme Documents be approved by the TRP and (to the extent required) by the JSE and the Financial Surveillance Department of the South African Reserve Bank in terms of the South African Exchange Control Regulations (promulgated in terms of the South African Currency and Exchanges Act, No. 9 of 1933);

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 48

5.2.1.8
that an independent expert, appointed by the Independent Board, furnishes an independent expert report and “fair and reasonable opinion” in relation to the Scheme and the Substitute Offer, as required by and in compliance with the Takeover Regulations, confirming, among other things, that the Scheme Consideration to be discharged in terms thereof is fair and reasonable to Shareholders and that, if a “Comparable Offer” as contemplated in the Takeover Regulations is required to be made in respect of the Employee Options, the arrangements in respect of holders of Employee Options are fair and reasonable; and

5.2.1.9
that, upon receipt of the independent expert report and opinion contemplated in paragraph 6.1.8, the Independent Board forms the requisite opinion as required by and in compliance with the Takeover Regulations, on the basis of which the Independent Board resolves unanimously to recommend to Shareholders to vote in favour of the Scheme and (if applicable) to holders of Ordinary Shares to accept the Substitute Offer and, if a Comparable Offer is required to be made in respect of the Employee Options, for the holders of Employee Options to accept the Employee Option Offer.

5.2.2
Novatel shall be entitled in writing to Digicore to waive (in whole or in part), or defer fulfilment (in whole or in part) of the Pre-Conditions referred to in paragraphs 6.1.1, 6.1.2, 6.1.3, 6.1.4, 6.1.5, 6.1.6, 6.1.8 or 6.1.9. The Pre- Condition in paragraph 6.1.7 is not capable of waiver or deferral.

5.2.3
If and to the extent Novatel should in writing defer fulfilment of any Pre-Condition (or part thereof), such Pre-Condition shall, to that extent, be a Condition of the Scheme as if specifically set out as such in paragraph 6 and shall no longer be a Pre-Condition.

6.	THE SCHEME CONDITIONS

6.1
The Scheme (and to the extent applicable, subject to paragraph 8, the Substitute Offer) is subject to the fulfilment or waiver, as applicable, of the following Conditions by no later than the date falling on the 180th day after the Signature Date, or such later date as Digicore and Novatel agree in writing on or before the arrival of that day, or such other date as specified in the specific Condition:

6.1.1	the fulfilment of each such Conditions that arises by virtue of the deferral of fulfilment of a Pre-Condition(or part thereof) by Novatel as described in paragraph 6.2 above, if any;

6.1.2
the provision by Digicore of a written certificate, signed by a duly authorised director of Digicore, to Novatel that, to Digicore’s knowledge, no Company Material Adverse Change has occurred, as at the date immediately prior to the Scheme Meeting, provided that if, to Digicore’s knowledge, no Company Material Adverse Change has occurred as at that date, Digicore shall be obliged to deliver such certificate;

6.1.3
the approval by the requisite majority of Shareholders of the Transaction Resolution at the Scheme Meeting in terms of the Companies Act and, if the provisions of section 115(2)(c) of the Companies Act become applicable:

6.1.3.1	the approval of the Scheme by the court; and

6.1.3.2
if applicable, Digicore not treating the Transaction Resolution as a nullity as contemplated in section 115(5)(b) of the Companies Act (and Digicore agrees that it shall not treat the Transaction Resolution as a nullity without the prior written consent of Novatel);

6.1.4	in relation to any objection to the Scheme by Shareholders, either:

6.1.4.1	no Shareholders give notice objecting to the Scheme as contemplated in section 164(3) of the Companies Act and vote against the Transaction Resolution at the Scheme Meeting; or

6.1.4.2
if Shareholders do give notice objecting to the Scheme as contemplated in section 164(3) of the Companies Act and vote against the Transaction Resolution at the Scheme Meeting, Shareholders holding no more than 5% of all of the Ordinary Shares give such notice objecting to the Scheme as contemplated in section 164(3) of the Companies Act and vote against the Transaction Resolution at the Scheme Meeting; or

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 49

6.1.4.3
if Shareholders do give notice objecting to the Scheme as contemplated in section 164(3) of the Companies Act and vote against the Transaction Resolution at the Scheme Meeting in respect of more than 5% of all the Ordinary Shares, such Shareholders have not exercised appraisal rights, by giving valid demands in terms of sections 164(5) to 164(8) of the Companies Act, in respect of more than 5% of all the Ordinary Shares within 30 Business Days following the Scheme Meeting;

6.1.5
the following regulatory approvals, clearances and permissions (“Clearances”) to effect and implement the Scheme, the Substitute Offer and the Employee Option Offer (collectively the “Transaction”) and to implement the Implementation Agreement are granted:

6.1.5.1
the approval of the Scheme Documents by the TRP and the issue by the TRP of a compliance certificate with respect to the Scheme and (as applicable) the Substitute Offer in terms of section 121(b) of the Companies Act;

6.1.5.2	approval of the competition authorities in terms of the South African Competition Act, No. 89 of 1998 (and such approval is no longer capable of appeal, in the absence of condonation);

6.1.5.3
approval of the Financial Surveillance Department of the South African Reserve Bank in terms of the South African Exchange Control Regulations (promulgated in terms of the South African Currency and Exchanges Act, No. 9 of 1933);

6.1.5.4	approval of the JSE, if and to the extent required;

provided that if any condition or qualification is attached to such Clearance, Novatel may, by written notice to Digicore within 5 Business Days of the imposition of the condition or qualification, consent to the imposition of such condition or qualification, whereupon the Condition shall be deemed to have been fulfilled, and failing which the Condition shall be deemed not to have been fulfilled;

6.1.6
the Implementation Agreement has not been terminated in accordance with its provisions at any time prior to the date of the fulfilment or waiver of all the remaining Conditions set out in paragraphs 9.1.1 to 9.1.5 above.

6.2	Novatel shall be entitled to waive (in whole or in part) in writing each Condition stipulated in paragraphs 9.1.1, 9.1.2 and 9.1.4.

6.3	The Conditions stipulated in paragraphs 9.1.3 and 9.1.6 are not capable of waiver.

6.4
Digicore and Novatel by agreement may waive in writing, in whole or in part, any Condition contemplated in clause 9.1.5, save for any Condition which is required to be fulfilled in terms of South African law or United States federal or state law for the implementation of the Transaction.

7.	SHAREHOLDING IN DIGICORE AND ACTING AS PRINCIPAL

7.1	Novatel currently does not hold, directly or indirectly, any beneficial interest in the issued share capital of Digicore and that it does not hold any option to purchase any shares in Digicore.

7.2	Novatel confirms that it (or its nominated subsidiary) is the ultimate prospective purchaser of the Scheme Shares and is acting alone and not in concert with any party.

8.	SUBSTITUTE OFFER

8.1
Should the Condition in paragraph 9.1.3 not be fulfilled or should the Condition in paragraph 9.1.4 not be fulfilled nor waived, then the Scheme will not become effective. The Substitute Offer will, immediately on failure of the first of such Conditions to fail, be deemed to have been made by Novatel to the holders of Ordinary Shares (other than the Excluded Shares) for Novatel or its nominated subsidiary to acquire their Ordinary Shares for a consideration of R4.40, subject to the maximum referred to in 5.1.1.2 (“Substitute Offer Consideration”) by way of an offer in terms of the Companies Act and Companies Regulations on the same terms and conditions, mutatis mutandis, as the terms and conditions of the Scheme and the Implementation Agreement, save that the Substitute Offer (if made) will not be subject to the Conditions set out in paragraphs 9.1.3 or 9.1.4, but shall be subject to an additional condition that holders of Ordinary Shares accept the Substitute Offer in respect of that number of Ordinary

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 50

Shares which would result in Novatel holding 90%, or such lower percentage as Novatel may specify in writing to Digicore from time to time, of the issued and outstanding Ordinary Shares, which additional condition Novatel shall be entitled to waive (“Substitute Offer Conditions”).

8.2	The obligation of Novatel to implement the Substitute Offer (if it is made) is subject to the fulfilment or where permissible, waiver of the Substitute Offer Conditions.

8.3
The Substitute Offer, if made, will be an affected transaction as defined in section 117 of the Companies Act. The Substitute Offer will be implemented in accordance with the Companies Act, the Companies Regulations and will be regulated by the TRP.

9.	EMPLOYEE OPTION OFFER

9.1
Novatel shall, if the Pre-Conditions referred to in 6.1.2 and in 6.1.3.1 are fulfilled, make an offer, subject to fulfilment of the Conditions, to holders of Employee Options concurrently with the Scheme or the Substitute Offer (if it is made) (“Employee Option Offer”) in terms of which:

9.1.1
in respect of all unvested Employee Options in respect of which the strike price is less than the Scheme Consideration or the Substitute Offer Consideration (“In the Money Options”) as at the date on which the Scheme is implemented, or if applicable, the date of final payment under the Substitute Offer, Novatel shall grant replacement share options in respect of shares in Novatel on terms consistent with the pricing and exchange formulae set out in the Implementation Agreement and which will be set out in the Scheme Documents; and

9.1.2
on the date on which the Scheme is implemented (or, if the Substitute Offer is made, the earliest date of payment under the Substitute Offer), Novatel shall pay for the benefit of each holder of an Employee Option, in respect of each vested In The Money Option which it holds on that date, an amount in cash equal to the Scheme Consideration or Substitute Offer Consideration less the exercise price of the relevant In The Money Option (with the consequence that no payment shall be due to such holders of an Employee Option, whenever exercisable, in respect of which the strike price is greater than the Scheme Consideration or the Substitute Offer Consideration (“Out the Money Options”));

9.1.3	and as a consequence of the waivers contemplated in 6.1.2, all Out the Money Options shall fall away without compensation,

provided that if the parties so agree, the offer contemplated by this paragraph 11.1 shall be made by the Company.

9.2	If the Pre-Conditions in 6.1.2 and 6.1.3.1 are not fulfilled but the Pre-Condition in 6.1.2 is waived by Novatel in its discretion, Novatel shall be entitled to elect by notice to Digicore either -

9.2.1
to grant, in respect of all the Employee Options, replacement share options in respect of shares in Novatel on terms consistent with the pricing and exchange formulae set out in the Implementation Agreement and which will be set out in the Scheme Documents and in accordance with the requirements of clause 25.3.2 of the Employee Option Deed, as a consequence of which all the Employee Options shall lapse; or

9.2.2	to make a Comparable Offer in respect of the Employee Options, on such terms as Novatel may propose and which are consistent with the confirmation by the TRP contemplated in paragraph 6.1.3.2.2,

in each case subject to the fulfilment of the Conditions, and if either of the approaches in 11.2.1 or 11.2.2 is elected, that shall comprise the Employee Option Offer.

10.	CASH CONFIRMATION

The TRP has been given appropriate written confirmations as contemplated in Regulation 111(4) of the Companies Act Regulations, by way of a guarantee issued by The Standard Bank of South Africa Limited up to the maximum amount stated in 5.1.1.2, that Novatel has sufficient cash resources and/or facilities available to meet its cash commitments to Shareholders in relation to the Scheme Consideration or (if applicable) the Substitute Offer Consideration.

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 51

11.	NON-SOLICITATION AND OTHER UNDERTAKINGS

Digicore has undertaken to Novatel that from the date of signature of the Implementation Agreement and ending on the date of implementation of the Scheme or date of payment in full under the Substitute Offer, or the date on which the Implementation Agreement or the Scheme or (if applicable) the Substitute Offer lapses or terminates, whichever occurs earliest (“Exclusivity Period”), it shall (and shall procure that all its Group Companies shall) -

11.1
subject to compliance by the Company with applicable law and regulation, negotiate and deal on an exclusive basis with Novatel, and refrain from soliciting, encouraging, initiating, entering into or continuing any talks, discussions, negotiations and other communications (“Discussions”), agreement or arrangement relating to, or which might reasonably be expected to lead to, a Competing Proposal* (for the avoidance of doubt the Company shall not be in breach of the provisions of this undertaking if the Directors engage in Discussions at any time in relation to an unsolicited Competing Proposal to the extent required in order to meet any statutory or other binding legal obligation, including a) those obligations set out in Regulation 92 or Regulation 99(4), and b) a fiduciary duty of directors in the context of an offer as defined in section 117(1) of the Companies Act);

11.2
within 2 Business Days after receipt of any Competing Proposal, notify Novatel in writing of the details thereof (including details of the salient terms and conditions of, and the identity of the person and where applicable the identity of the holding company or controlling shareholders of that person making, the Competing Proposal, if known or reasonably ascertainable) and Novatel shall be entitled but not obliged by notice in writing to the Company to increase or revise its most recent offer to holders of Ordinary Shares so as to match or better the Competing Proposal. The Company shall further notify Novatel in writing within 1 Business Day after the date on which the Company decides for the first time to make any information available to a particular bona fide offeror or potential offeror;

11.3
conduct their operations in the ordinary course of business, and in this regard Digicore has provided a number of related undertakings in relation to the conduct of its business during the Exclusivity Period.

*For purposes of the provisions of the Implementation Agreement referred to herein, a “Competing Proposal” is defined as “any approach, indication of interest, proposal or offer (whether or not subject to suspensive conditions and whether or not legally binding) i)made by a third party which is not "acting in concert" (as defined in the Companies Act and as determined in terms of the Takeover Regulations) with Novatel; and ii) which involves or possibly involves the acquisition of, or subscription for, shares comprising, or which will comprise, 5% or more of the issued and outstanding Ordinary Shares, or a change of control of any Group Company, or which involves or possibly involves a disposal of a material part of the business or assets of any Group Company, which disposal is material in relation to the Company on a consolidated basis”.

12.	TERMINATION AND LIQUIDATED DAMAGES

12.1
The Implementation Agreement is subject to termination in certain circumstances set out in that agreement including but not limited to the non-fulfilment of the Pre-Conditions or the Conditions, the occurrence of a Company Material Adverse Change, or a material breach of the Implementation Agreement, provided that neither party shall be entitled to terminate the Implementation Agreement after the date on which the “finalisation date announcement” required under the JSE Listings Requirements is released on SENS, once all the Conditions are fulfilled or waived.

12.2
If Novatel should terminate the Implementation Agreement pursuant to certain specified breaches by Digicore, including a breach of the undertakings referred to in 11.1 and 11.2 above, at a time that a Competing Proposal has been made, which Competing Proposal is successfully implemented, Novatel shall be entitled to payment by Digicore in an amount of R9 500 000(without prejudice to its other rights and its rights to prove direct damages in excess of that amount). This amount represents less than 1% of the aggregate Scheme Consideration.

13.	IRREVOCABLE UNDERTAKINGS

Irrevocable undertakings have been given to vote in favour of the Transaction Resolution

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 52

and to accept the Substitute Offer (in made) by the following Shareholders:

Shareholder	Number of Ordinary Shares held	Ordinary Shares held as a % of the Scheme Shares	Ordinary Shares held as a % of the aggregate issued Ordinary Shares
Stellar Capital Partners Limited	47 692 770	19.81%	19.18%
Riviera Trust / NH Vlok	38 631 842	16.04%	15.53%
An undisclosed Shareholder	24 729 425	10.27%	9.94%
Investec Wealth and Investment (a division of Investec Services Proprietary Limited)	7 000 000	2.91%	2.81%
Rational Expectations Proprietary Limited	26 021 776	10.81%	10.46%
Total	144 075 813	59.84%	57.92%

14.	INDEPENDENT BOARD, OPINION AND RECOMMENDATIONS

14.1	In accordance with the Companies Regulations, the Independent Board, comprised of independent non-executive directors, has been established by the Digicore Board to evaluate the Scheme.

14.2
The Independent Board will appoint an independent expert acceptable to the TRP to provide the Independent Board with external advice in connection with the Scheme and the Substitute offer, in the form of a fair and reasonable opinion as required by and in compliance with the Takeover Regulations. The substance of the external advice and the opinion of the Independent Board on the Scheme will be set out in the Scheme Documents.

15.	FURTHER DOCUMENTATION AND SALIENT DATES

15.1
Further details of the Transaction will be included in the Scheme Documents that will, subject to the fulfilment of the Pre-Conditions, be posted in due course to Shareholders. The Scheme Documents will, inter alia, also contain a notice of the Scheme Meeting, a form of proxy and a form of surrender and transfer.

15.2
The Scheme will become effective and be implemented following the fulfilment of the Pre-Conditions and the Conditions. The parties estimate that the date on which the Scheme Documents will be posted to Shareholders will be 31 July 2015. The salient dates in relation to the Scheme will be published in due course.

16.	INDEPENDENT BOARD RESPONSIBILITY STATEMENT

The Independent Board accepts responsibility for the information contained in this announcement which relates to Digicore and confirms that, to the best of its knowledge and belief, such information which relates to Digicore is true and the announcement does not omit anything likely to affect the importance of such information.

17.	NOVATEL BOARD RESPONSIBILITY STATEMENT

The board of directors of Novatel accepts responsibility for the information contained in this announcement which relates to Novatel and confirms that, to the best of its knowledge and belief, such information which relates to Novatel is true and the announcement does not omit anything likely to affect the importance of such information.

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 53

18.	WITHDRAWAL OF CAUTIONARY ANNOUNCEMENTS

Shareholders are referred to Digicore’s cautionary announcement dated 7 May 2015 and to its subsequent updated detailed cautionary announcement dated 5 June 2015, and are advised that, whereas the terms of the Scheme and Substitute Offer have now been announced, caution is no longer required to be exercised by Shareholders when dealing in their Digicore securities.

Centurion

19 June 2015

PSG Capital Proprietary Limited: Transaction Advisor and Sponsor to Digicore

Cliffe Dekker Hofmeyr: Legal Advisor to Digicore

Reed Hope Philips Thomas & Cadman Inc: Legal Advisors to Novatel in South Africa

Paul Hastings LLP: Legal Advisor to Novatel

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 61

SCHEDULE 6

SUBSTITUTE OFFER

1.	IMPLEMENTATION OF THE SUBSTITUTE OFFER (IF APPLICABLE)

1.1
The Company and Novatel will prepare (jointly and in consultation with each other) and include in the Scheme Documents an explanation of, terms of and appropriate forms of acceptance in respect of the Substitute Offer, together with all other documents which are necessary and desirable (in the reasonable opinion of Novatel and the Company) for implementing the Substitute Offer, subject to all necessary South African and other international (to the extent relevant) regulatory and disclosure requirements.

1.2
The material terms of the Substitute Offer (being the minimum number of Ordinary Shares (other than the Excluded Shares) to be acquired by Novatel Bidco, the conditions precedent and the price payable per Ordinary Share) will, if the Substitute Offer is made, be consistent with this Agreement and those terms set out in relation to the Scheme, mutatis mutandis, (but the Substitute Offer shall be subject to an additional condition that holders of Ordinary Shares accept the Substitute Offer in respect of that number of Ordinary Shares which would result in Novatel Bidco holding 90% or such lower percentage as Novatel may specify in writing to the Company from time to time, of the issued Ordinary Shares, which additional condition Novatel shall be entitled to waive). The Parties acknowledge however that the remaining terms of the Substitute Offer will need to be determined by applicable laws, rules, regulations of South Africa, as well as any other jurisdictions into which the Substitute Offer may have to be extended. All such terms will need to be reflected in the Scheme Documents.

1.3	Each of the Company and Novatel undertakes to each other that it and each member of its Group will, save as required by law or regulation or any other provision of this Agreement:

1.3.1
take or cause to be taken all such steps as are lawfully within its power which are necessary or desirable (in the reasonable opinion of Novatel and the Company) to extend and implement the Substitute Offer in accordance with the terms of this Agreement and all applicable laws, rules and regulations;

1.3.2	not deliberately frustrate the Substitute Offer.

EXECUTION VERSION	TRANSACTION IMPLEMENTATION AGREEMENT 62

1.4
Novatel and the Company shall, as soon as possible following the fulfilment of the Substitute Offer Conditions, or with effect from such other date as may, subject to the requirements of the TRP, be agreed between Novatel and the Company, implement the Substitute Offer in accordance with the terms of the Substitute Offer as set out in the Scheme Documents and as contemplated in this Agreement.

1.5
Each of Novatel and the Company undertakes to the other that it will not, save where required by any regulatory authority or by any applicable law or regulation, seek to amend the terms and conditions of the Substitute Offer, without the prior written consent of the other party (which consent is not to be unreasonably withheld or delayed) provided that Novatel shall be entitled at any time to increase the Substitute Offer Consideration, and to effect the necessary amendments consequent on such increase, without requiring the consent of the Company.

1.6
Where an amendment to the terms and conditions of the Substitute Offer is required by a regulatory authority, each of Novatel and the Company shall seek the prior written consent of the other Party (which consent shall not be unreasonably withheld or delayed) before making any such amendment.

1.7
On, or as soon as reasonably practicable after, the fulfilment or waiver of all of the Substitute Offer Conditions, Novatel and/or the Company shall publish an unconditional notice in respect of the Substitute Offer in the usual or other agreed form.

2.	CLOSING MECHANICS

The Company and Novatel agree that the Substitute Offer shall contain, without limitation, the following terms:

2.1	each holder of Ordinary Shares shall prima facie be entitled to tender acceptances in respect of the Substitute Offer in relation to all or any part of its holdings of Ordinary Shares;

2.2
Novatel shall procure that the amount due to each holder of Ordinary Shares for the relevant Ordinary Shares acquired by Novatel Bidco pursuant to the Substitute Offer shall be discharged by the latest date permitted by the TRP or any applicable law or regulation.

ANNEX B

UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS OF DIGICORE HOLDINGS LIMITED

DIGICORE HOLDINGS LIMITED

GROUP INTERIM RESULTS

FOR THE SIX MONTHS ENDED 31 DECEMBER 2014

B-1

Condensed consolidated statement of financial position
at 31 December 2014

		31 Dec 2014	13 Dec 2013	30 Jun 2014
		R'000	R'000	R'000
	Notes	(Unaudited)	(Unaudited)	(Audited)
ASSETS
Non-current assets		481 589	449 069	473 974
Property, plant and equipment	2	139 078	143 329	137 619
Goodwill	3	176 851	164 133	178 332
Intangible assets		105 399	95 722	101 671
Investments in associates	4	11 647	9 145	11 002
Deferred tax		48 614	36 740	45 350
Current assets		293 609	455 710	286 386
Inventories		69 427	115 349	77 716
Current tax receivable		6 883	2 426	6 883
Trade and other receivables		189 772	300 684	182 520
Cash and cash equivalents		27 527	37 251	19 267
Total assets		775 198	904 779	760 360
EQUITY AND LIABILITIES
Equity attributable to equity holders of parent		578 049	609 162	565 978
Share capital and premium		166 324	166 324	166 324
Foreign currency translation reserve		(759)	46 324	14 755
Share-based payment reserve		13 661	10 935	12 661
Retained income		398 823	385 579	372 238
Non-controlling interest		(2 966)	17 399	(2 505)
Non-current liabilities		28 934	60 517	26 466
Other financial liabilities	5	12 767	45 415	14 135
Finance lease obligation		9 329	12 867	7 990
Deferred tax		6 838	2 235	4 341
Current liabilities		171 181	217 701	170 421
Other financial liabilities	5	3 265	35 957	18 235
Current tax payable		10 054	3 626	5 920
Finance lease obligation		5 023	6 929	9 837
Trade and other payables		94 245	111 036	83 332
Deferred income		—	5 221	355
Provisions		1 642	6 614	3 019
Bank overdraft		56 952	48 318	49 723
Total equity and liabilities		775 198	904 779	760 360

Condensed consolidated statement of comprehensive income
for the six months ended 31 December 2014

		Six months ended 31 Dec 2014	Six months ended 31 Dec 2013	Year ended 30 Jun 2014
		R'000	R'000	R'000
	Notes	(Unaudited)	(Unaudited)	(Audited)
Revenue		450 747	428 193	891 943
Cost of sales		(153 249)	(119 819)	(325 189)
Gross profit		297 498	308 374	566 754
Other income		8 847	6 602	41 786
Operating expenses		(241 879)	(247 722)	(510 050)
Earnings before interest, impairments, taxation, depreciation, amortisation and capital items		64 466	67 254	98 490
Depreciation and amortisation		(36 989)	(39 854)	(77 878)
Capital items	6	5 734	(64)	(4 315)
Operating profit		33 211	27 336	16 297
Investment revenue		—	1	3 643
Income from equity-accounted investments		2 018	1 300	3 064
Finance costs		(5 517)	(6 503)	(14 345)
Profit before taxation		29 712	22 134	8 659
Taxation		(3 588)	(1 057)	(864)
Profit after tax		26 124	21 077	7 795
Other comprehensive income:
Exchange differences on translating foreign operations – reclassifiable		(15 515)	3 142	(28 427)
Total comprehensive income for the period		10 609	24 219	(20 632)

Profit attributable to:
Owners of the parent		26 585	19 681	7 036
Non-controlling interest		(461)	1 396	759
		26 124	21 077	7 795

Total comprehensive income for the period attributable to:
Owners of the parent		11 070	22 823	(21 391)
Non-controlling interest		(461)	1 396	759
		10 609	24 219	(20 632)

Earnings per share:	7
Earnings per share (cents)		11,10	8,21	2,94
Diluted earnings per share (cents)		10,69	8,21	2,83

2

Condensed consolidated statement of changes in equity
for the six months ended 31 December 2014

	Six months ended 31 Dec 2014	Six months ended 31 Dec 2013
	R'000	R'000
	(Unaudited)	(Unaudited)
Share capital and premium:
Share capital and premium at the beginning of the period	166 324	166 324
Share capital and premium at the end of the period	166 324	166 324
Reserves:
Foreign currency translation reserve
Balance at the beginning of the period	14 755	43 182
Translation differences for the period	(15 515)	3 142
Balance at the end of the period	(760)	46 324
Share-based payment reserve
Balance at the beginning of the period	12 661	10 935
Share-based payment cost for the period	1 000	–
Balance at the end of the period	13 661	10 935
Reserves at the end of the period	12 901	57 259
Retained income:
Retained income at the beginning of the period	372 238	365 898
Profit for the period	26 585	19 681
Dividends paid	–	–
Retained income at the end of the period	398 823	385 579
Non-controlling interest:
Balance at the beginning of the year	(2 505)	16 003
Profit for the year	(461)	1 396
Balance at the end of the period	(2 966)	17 399

3

Condensed consolidated statement of cash flows
for the six months ended 31 December 2014

		Six months ended 31 Dec 2014	Six months ended 31 Dec 2013
		R'000	R'000
	Notes	(Unaudited)	(Unaudited)
Cash flows from operating activities
Cash generated from operations		56 824	60 809
Interest income		—	1
Finance costs		(5 517)	(6 503)
Tax received/(paid)		(1 590)	3 740
Net cash from operating activities		49 717	58 047
Cash flows from investing activities
Purchase of property, plant and equipment		(23 075)	(18 790)
Proceeds on sale of property, plant and equipment		2 258	24 274
Movement in intangible assets		(15 000)	(23 758)
Proceeds on sale of shares in TPL Trakker Ltd	4	5 987	—
Net cash from investing activities		(29 830)	(18 274)
Cash flows from financing activities
Repayment of financial liabilities	5	(24 391)	(34 204)
Proceeds from Grindrod facility		17 441	—
Finance lease payments		(11 906)	(7 125)
Net cash from financing activities		(18 856)	(41 329)
Total cash movement for the period		1 031	(1 556)
Cash and cash equivalents at the beginning of the period		(30 456)	(9 511)
Total cash and cash equivalents at the end of the period		(29 425)	(11 067)

4

Condensed segmental analysis
for the six months ended 31 December 2014

	Six months ended 31 Dec 2014	Six months ended 31 Dec 2013
	R'000	R'000
	(Unaudited)	(Unaudited)
Revenue:
South African distribution	275 888	264 885
External revenue	270 474	257 971
Internal segment revenue	5 414	6 914
Foreign distribution	150 691	150 950
External revenue	150 691	150 950
Product development and manufacturing	93 001	106 557
External revenue	22 712	28 533
Internal segment revenue	70 289	78 024
Group services	10 034	5 620
External revenue	6 870	3 160
Internal segment revenue	3 164	2 460
	529 614	528 012
Inter-segmental revenue	(78 867)	(99 819)
	450 747	428 193
Operating profit/(loss):
South African distribution	23 291	9 231
Foreign distribution	7 539	(3 100)
Product development and manufacturing	(660)	15 093
Group services	3 041	6 112
	33 211	27 336
Investment revenue	–	1
(Loss)/income from equity-accounted investments	2 018	1 300
Finance costs	(5 517)	(6 503)
Profit before taxation	29 712	22 134
Segment assets:
South African distribution	286 507	378 811
Foreign distribution	158 135	183 288
Product development and manufacturing	172 800	220 775
Group services	229 041	243 887
	846 483	1 026 761
Eliminations	(71 285)	(121 982)
Total assets	775 198	904 779
Segment liabilities:
South African distribution	(71 205)	(57 938)
Foreign distribution	(95 485)	(114 101)
Product development and manufacturing	(25 330)	(25 937)
Group services	(79 380)	(202 224)
	(271 400)	(400 200)
Eliminations	71 285	121 982
Total liabilities	(200 115)	(278 218)

5

Notes to the condensed consolidated financial statements

1.	Basis of preparation and presentation of financial statements

The condensed consolidated financial statements are prepared in accordance with International Financial Reporting Standards (IFRS) and contain the information required by IAS 34 Interim Financial Reporting as well as the SAICA Financial Reporting Guides as issued by the Accounting Practices Committee, the Financial Reporting Pronouncements as issued by the Financial Reporting Standard Counsel, the JSE Limited Listings Requirements, and the requirements of the Companies Act, Act 71 of 2008, as amended.

The accounting policies are in terms of IFRS and these together with the methods of computation, are consistent with those of the consolidated annual financial statements at 30 June 2014 as issued on 29 September 2014. The accounting policies are supported by reasonable and prudent judgments and estimates.

The board has approved the financial statements which have been condensed for purposes of this report. The financial statements were internally compiled by PJ Grové CA(SA), the group chief financial officer and V Venkatkumar CA(SA), the group financial manager.

Any reference to future financial performance included in this announcement has not been audited by our auditors.

The group’s auditors, Mazars (Gauteng) Inc, have not reviewed or audited the condensed consolidated financial statements.

2.	Property, plant and equipment

The group has invested R17,1 million into rental assets over the six-month period to 31 December 2014 (2013: R18,7 million). Depreciation for the six-month period on rental units amounts to R17,1 million (2013: R22,6 million).

3.	Goodwill

The goodwill amount per the statement of financial position is reconciled as follows:

R'000
Cost	235 832
Accumulated impairments	(57 500)
Carrying value at 30 June 2014	178 332
Foreign exchange movements	(1 481)
Carrying value at 31 December 2014	176 851
Cost at 30 June 2014	234 351
Accumulated impairments at 30 June 2014	(57 500)

4.	Investments in associates

On 31 December 2014 the group sold 6 273 500 shares or 11,5% of its shareholding in TPL Trakker Ltd, the group’s associate incorporated in Pakistan, for an amount equivalent to R5 986 527. The group previously held 25,86% of the issued share capital of TPL Trakker Limited and subsequent to this transaction, the group’s shareholding in TPL Trakker Limited is 22,97%. A profit on the sale of the shares of R4 532 505 was recognised and is included in capital items in the statement of comprehensive income.

5.	Other financial liabilities

A group facility of R15 million was replaced during the six months ended 31 December 2014. The group also repaid R7,69 million over the six months for facilities granted.

6

6.	Capital items

Capital items consist of the following:

	31 Dec 2014 R'000	31 Dec 2013 R'000
Profit/(loss) on sale of assets	1 702	698
Impairment of rental assets	(501)	(762)
Profit on sale of shares in TPL Trakker Ltd	4 533	—
Total	5 734	(64)

7.	Earnings per share

	Six months ended 31 Dec 2014	Six months ended 31 Dec 2013
Earnings per share (cents)	11,10	8,21
Diluted earnings per share (cents)	10,69	8,21
Headline earnings per share (cents)	9,37	8,23
Diluted headline earnings per share (cents)	9,03	8,23
Interim dividend per share (cents)	—	—
Earnings per share calculations
Number of ordinary shares in issue (‘000)	247 669	247 669
Weighted average number of ordinary shares in issue (‘000)	239 607	239 607
Adjusted for: potentially dilutive impact of share options	9 070	—
Weighted number of shares in issue to be used in the calculation of diluted earnings per share	248 677	239 607
Reconciliation of headline earnings
Basic and diluted earnings	26 585	19 681
Adjusted for:
(Profit) on sale of shares in TPL Trakker Ltd	(4 533)	—
(Profit)/loss on sale of fixed assets	(1 702)	(698)
Impairment of fixed assets	501	762
	20 851	19 745
Tax effect on adjustments	1 605	(18)
Non-controlling interest in adjustments	—	—
Basic and diluted headline earnings	22 456	19 727

8.	Dividend declaration

No interim dividend will be declared and paid to the shareholders. The board agreed to retain cash for future growth (2013: R nil).

9.	Related parties

During the six months ended 31 December 2014, certain subsidiaries in the ordinary course of business entered into loans and transactions with related parties under terms that are no less favourable than those arranged with third parties.

7

CORPORATE PROFILE
DigiCore is a JSE-listed group that specialises in vehicle tracking, fleet management solutions and insurance telematics for an international client base. With almost 30 years of innovation, technical and implementation experience, DigiCore provides advanced machine-to- machine communication and telematics solutions that add value to its base of customers with mobile assets.
DigiCore’s end-to-end research, design, development, manufacture, sales and support of tailored solutions for customers is serviced by a network of staff and team members in over 50 countries. Our technology and electronic division designs and develops a range of asset management and monitoring systems using GPS satellite positioning, GSM cellular communication systems and other advanced communication and sensory technologies. The result is products and solutions ranging from basic track-and-trace with stolen vehicle response services for the consumer market, to complete, integrated, enterprise-level solutions for large fleet owners such as Network Rail (UK), Thames Water (UK), the South African Police Service, eThekwini Metro, BHP Billiton (global) and many others under the Ctrack brand.
Operations span six continents with over 1 000 employees.
CORPORATE GOVERNANCE
The board of directors aspires to conduct all facets of the group’s business with responsibility, accountability, fairness and transparency and strives to be a good corporate citizen.
The directors agree with the spirit and principles of corporate governance set out in the King Report on Governance in South Africa (2009) (King III). The board is committed to applying appropriate corporate governance policies and practices in each company in the group.
CHANGES TO THE BOARD/BOARD COMMITTEE
With effect from 26 January 2015, Adv Jacob D Wiese tendered his resignation as a non-executive director of the board as well as chairman of the social, ethics and transformation committee.
As from 27 January 2015, Stephen P Naudé, who was previously elected as an alternate non-executive director for Adv Jacob D Wiese, has been appointed as a permanent non-executive director to the board.
As from 27 January 2015, Johan PduP le Roux has been appointed as a non-executive director to the board and chairman of the social, ethics and transformation committee. The board has subsequently elected Stephen P Naudé as chairman of the social, ethics and transformation committee and Johan PduP le Roux to remain a committee member.
COMMENTARY
Performance for the first half of the financial year to 31 December 2014 has been very encouraging with all operations, local and international, reporting profits and solid progress against our strategic objectives and plans.
The investment and effort devoted to further enhancing our systems and processes in prior years are now paying off. We are more responsive to our customers’ needs and our customers, in turn, benefit from competitive products and pricing with solutions that are economically scalable across the markets and channels in which we operate.
Underscoring our continued investment in technology, DigiCore’s Ctrack received the 2014 Technology Top 100 award for management of technology (large enterprise category), endorsed by the Department of Science and Technology, and is a master innovator finalist in the Accenture Innovation Index.
Equally, investing in our sales structure and selling skills has enabled us to develop a healthy sales pipeline and leverage a variety of solutions, including insurance telematics, jamming detection and fleet analytics. A new camera and navigation solution, with workforce management, is progressing for release in the second half of the financial year.
Partnering with the Future Group, we launched TruckX in August 2014, the first one-day conference of its kind for the trucking and logistics fraternity, providing a forum for industry issues to be discussed with new and existing stakeholders and customers.
The group is acquiring the remaining 49% of its subsidiary, FleetConnect, which provides asset lifecycle software, and already supplies the software for fuel and maintenance management to three South African banks.
An agreement for distributing Ctrack products in the USA was signed in December 2014, opening new opportunities for the group.

8

Cash-flow improvement remains a priority as we continue to reduce stock levels and increase recoveries of old debt.
FINANCIAL OVERVIEW
Highlights of the first six months of the financial period were the long-anticipated turnaround of our international operations, increase in revenue generated from the insurance industry, growth in the stolen vehicle response (SVR) market and further success in cost- saving initiatives.
R7,5 million of the profit before tax of R29,7 million was generated by our international business, a welcome reversal from the loss of R3,5 million reported in the comparative period.
Revenue increased by 5,3% (R22,5 million), mainly attributed to growth in the SVR and insurance markets.
Overhead expenditure decreased by R5,8 million mainly due to a lower provision for bad debts after the clean- up in the previous financial period. After considering the impact of the bad-debt provision, overhead expenditure was in line with the prior year, reflecting the effectiveness of cost-saving initiatives despite inflationary salary increases of 7% for our employees.
The business continued to generate positive cash flows, allowing the group to settle a further R18,8 million on financing facilities.
The group sold 6 273 500 shares (11,5% of our holding) in TPL Trakker Limited for R5,9 million which further enhanced its cash position. The results include R2 million of TPL Trakker Limited’s profit which has been equity accounted by DigiCore.
With costs now under control and internal processes being enhanced daily, management is left with the single task of increasing the revenue of the group.
INDUSTRY COMMENTS
DigiCore has progressed well with the requirement from medium to large fleet operators for a more information- based services-and-subscription model, allowing third-party information, such as routing and scheduling, and fuel-card transactions to be incorporated in our reporting software. The integration with other systems gives operators the full status of their operation in one report.
The scalability of our product has enabled us to develop and supply quality products at very attractive prices to improve our market share in the competitive consumer market, while meeting insurance and safety- driven needs.
In addition, as we support customers with ‘big data’ analysis services, we will strengthen our competitiveness in corporate and insurance channels.
We have developed a driver-behaviour and risk-rating programme with the support of the University of Pretoria. This furthers our reputation as leaders in insurance telematics technology and enhances our product offering for insurance houses internationally.
OUTLOOK
After optimising our business in the 2014 financial year and stepping up sales resources and skills over the past six months, we are on track to enter a growth phase.
Systems, controls and strategies to manage stock, debtors and cash flow more effectively are in place, allowing the management team to focus externally on relationships, sales and marketing and to identify new opportunities for growth.
We remain cautiously optimistic that financial results will continue to improve.
For and on behalf of the board

NH Vlok	PJ Grove
Chief executive officer	Chief financial officer

26 February 2015
Centurion

9

ANNEX C

AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF DIGICORE HOLDINGS LIMITED

DIGICORE HOLDINGS LIMITED
(REGISTRATION NUMBER 1998/012601/06)

GROUP FINANCIAL STATEMENTS
FOR THE YEAR ENDED 30 JUNE 2014

These group financial statements have been audited in compliance with the applicable requirements of the
Companies Act of South Africa, 71 of 2008.

C-1

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

General Information

Country of incorporation and domicile	South Africa

Nature of business and principal activities	Manufacturing and distribution of fleet management and vehicle tracking solutions.

Directors	NH Vlok
SS Ntsaluba
Prof B Marx
JD Wiese
G Pretorius
PJ Grove

Registered office	DigiCore Building Regency Office Park 9 Regency Drive Route 21 Corporate Park Irene Ext 30 Centurion South Africa

Postal address	PO Box 68270
Highveld Park
0169

Bankers	ABSA Bank Limited

Auditors	Mazars (Gauteng) Inc
Registered Auditor
Chartered Accountants (S.A.)

Secretary	N Bofilatos

Company registration number	1998/012601/06

Preparer	The Group financial statements were internally compiled by:
PJ Grove CA(SA), the Group Chief Financial Officer and
V Venkatkumar CA(SA), the Group Financial Manager

JSE Share Code	DGC

ISIN	ZAE000016945

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Index

The reports and statements set out below comprise the Group financial statements presented to the shareholders:

Index	Page

Directors' Responsibilities and Approval	4

Company Secretary’s Certification	5

Independent Auditors' Report	6 - 7

Directors' Report	8 - 10

Audit & Risk Committee Report	11

Statements of Financial Position	12

Statements of Comprehensive Income	13

Statements of Changes in Equity	14 - 15

Statements of Cash Flows	16

Accounting Policies	17 - 31

Notes to the Group Financial Statements	32 - 74

Group Segmental Analysis	75 - 77

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Directors' Responsibilities and Approval

The directors are required by the Companies Act of South Africa, 71 of 2008, to maintain adequate accounting records and are responsible for the content and integrity of the Group financial statements and related financial information included in this report. It is their responsibility to ensure that the Group financial statements fairly present the state of affairs of the Group as at the end of the financial year and the results of its operations and cash flows for the period then ended, in conformity with International Financial Reporting Standards. The external auditors are engaged to express an independent opinion on the Group financial statements.

The Group financial statements are prepared in accordance with International Financial Reporting Standards, the JSE Listing Requirements and the requirements of the Companies Act, 71 of 2008 and are based upon appropriate accounting policies consistently applied and supported by reasonable and prudent judgements and estimates.

The directors acknowledge that they are ultimately responsible for the system of internal financial control established by the Group and place considerable importance on maintaining a strong control environment. To enable the directors to meet these responsibilities, the board sets standards for internal control aimed at reducing the risk of error or loss in a cost effective manner. The standards include the proper delegation of responsibilities within a clearly defined framework, effective accounting procedures and adequate segregation of duties to ensure an acceptable level of risk. These controls are monitored throughout the Group and all employees are required to maintain the highest ethical standards in ensuring the Group’s business is conducted in a manner that in all reasonable circumstances is above reproach. The focus of risk management in the Group is on identifying, assessing, managing and monitoring all known forms of risk across the Group. While operating risk cannot be fully eliminated, the Group endeavours to minimise it by ensuring that appropriate infrastructure, controls, systems and ethical behaviour are applied and managed within predetermined procedures and constraints.

The directors are of the opinion, based on the information and explanations given by management, that the system of internal control provides reasonable assurance that the financial records may be relied on for the preparation of the Group financial statements. However, any system of internal financial control can provide only reasonable, and not absolute, assurance against material misstatement or loss.

The directors have reviewed the Group’s cash flow forecast for the year to 30 June 2015 and, in the light of this review and the current financial position, they are satisfied that the Group has or has access to adequate resources to continue in operational existence for the foreseeable future.

The auditor is responsible for reporting on whether the annual financial statements are fairly presented in accordance with the applicable financial reporting framework. The Group financial statements have been examined by the Group's external auditors and their report is presented on pages 6 - 7.

The Group financial statements set out on pages 8 - 77, have been prepared on the going concern basis. As the financial statements have been compiled for the filing, the report should be seen as an aggregation of the previous two year sets of financial statements and the individual directors responsibility reports reports can be obtained from http://www.ctrack.com/investor-relations/.

PJ Grove
Chief Financial Officer

Centurion
29 July 2015

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Group Secretary's Certification

Declaration by the Group secretary in respect of Section 88(2)(e) of the Companies Act

In terms of Section 88(2)(e) of the Companies Act of South Africa, 71 of 2008, as amended, I certify that the Group has lodged with the Company and Intellectual Property Commission all such returns and notices as are required of a public company in terms of the Companies Act and that all such returns are true, correct and up to date.

N Bofilatos
Company Secretary to DigiCore Holdings Limited

Centurion
29 July 2015

INDEPENDENT AUDITOR’S REPORT
To the Board of Directors and Shareholders of Digicore Holdings Limited
We have audited the consolidated financial statements of Digicore Holdings Limited set out on pages 12 to 77, which comprise the statements of financial position as at 30 June 2014 and 30 June 2013, the related statements of comprehensive income, statements of changes in equity and cash flows for the years ended 30 June 2014, 30 June 2013 and 30 June 2012 and the related notes.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with International Financial Reporting Standards; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the International Standards on Auditing. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of Digicore Holdings Limited as at 30 June 2014 and 30 June 2013 and their consolidated financial performance and their consolidated cash flows for the years ended 30 June 2014, 30 June 2013 and 30 June 2012 in accordance with International Financial Reporting Standards.

Mazars (Gauteng) Inc.
Director: G. Barlow-Tekie
Registered Auditor
29 July 2015
Pretoria, South Africa

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Directors Report

The directors have the pleasure in submitting their report on the Group financial statements of Digicore Holdings Limited Group for the year ended 30 June 2014.

1.    Nature of business

Digicore Holdings Limited incorporated in the Republic of South Africa on 02 July 1998, carries on the business of the manufacturing and distribution of fleet management and vehicle tracking solutions through its subsidiary companies and associated companies. The Group is listed on the JSE Limited. The Company’s registered address is Digicore Building, Regency Office Park, 9 Regency Drive, Route 21 Corporate Park, Irene Extension 30, Centurion.

2.    Review of financial results and activities

The consolidated Group financial statements have been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (IASB) and comply with the SAICA Financial Reporting Guides as issued by the Accounting Practices Committee, the JSE Listings Requirements and the requirements of the Companies Act of South Africa, 71 of 2008. The accounting policies have been applied consistently compared to the prior year.

Full details of the financial position, results of operations and cash flows of the Group are set out in these consolidated Group financial statements.

3.    Share capital

	2014	2013
Authorised (Number of shares)	1 000 000 000	1 000 000 000
Ordinary shares of R0.001 each

Issued (Number of shares)
Ordinary shares	247 669 272	247 669 272

There have been no changes to the authorised or issued share capital during the year under review.

4.    Control over unissued shares

The unissued ordinary shares are the subject of a general authority granted to the directors in terms of section 38 of the Companies Act. This general authority remains valid only until the next AGM.

5.    Dividends

The company's dividend policy is to consider an interim and a final dividend in respect of each financial year. At its discretion, the board may consider a special dividend, where appropriate. Depending on the perceived need to retain funds for expansion or operating purposes, the board may pass on the payment of dividends.

Given the current state of the global economic environment, the board believes that it would be more appropriate for the Group to conserve cash and maintain adequate debt headroom to ensure that the Group is best placed to withstand any prolonged adverse economic conditions. Therefore the board has resolved not to declare a dividend for the financial year ended 30 June 2014.

6.    Directorate

The directors in office at the date of this report are as follows:

Directors	Office	Designation	Changes
NH Vlok	Chief Executive Officer	Executive
MD Rousseau	Chief Operating Officer	Executive	Resigned 22 May 2014
PJ Grove	Chief Financial Officer	Executive	Appointed 01 November 2013
D du Rand	Chief Technology Officer	Executive	Resigned 22 May 2014
SS Ntsaluba		Non-executive Independent
Prof B Marx		Non-executive Independent
JD Wiese		Non-executive
G Pretorius	Chairman of the board	Non-executive Independent
AJ Voogt	Chief Financial Officer	Non-executive Independent	Resigned 31 October 2013
SR Aberdein		Executive	Resigned 30 November 2013
BS Khuzwayo		Non-executive	Resigned 05 September 2013
Mr BS Khuzwayo resigned as a non-executive director effective 05 September 2013, and Mr AJ Voogt resigned as Chief Financial Officer effective 31 October 2013. Mr PJ Grove was appointed on 01 November 2013 to succeed Mr AJ Voogt. Mr SR Aberdein retired as executive director effective 30 November 2013.
Mr D du Rand and Mr MD Rousseau have stepped down as members of the board with effect from 22 May 2014 in order to apply the recommendations set out in King Code of Governance Principles (“King III”), they will continue in their roles as Chief Technology Officer and Chief Operating Officer respectively.
The board would like to express its sincere appreciation to the outgoing directors for their contributions during their respective periods of office.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Directors Report

7.    Directors' interests in shares

As at 30 June 2014, the directors of the company held direct and indirect beneficial interests in 21% (2013: 20%) of its issued ordinary shares, as set out below.

Interests in shares
Director	2014	2014	2013	2013
	Direct	Indirect	Direct	Indirect
NH Vlok	19 429 114	19 082 728	16 029 448	20 203 085
PJ Grove	—	—	—	—
MD Rousseau	—	305 538	—	545 538
SR Aberdein	2 393 333	306 111	2 473 333	606 111
D du Rand	—	1 300 000	20 000	1 526 904
Prof B Marx	—	46 000	—	—
JD Wiese	—	8 813 500	—	8 813 500
G Pretorius	—	523 670	—	—
SS Ntsaluba	—	—	—	—
AJ Voogt	—	—	—	—
BS Khuzwayo	—	—	—	—
	21 822 447	30 377 547	18 522 781	31 695 138

The register of interests of directors and others in shares of the company is available to the shareholders on request.

There have been no changes in beneficial interests that occurred between the end of the reporting period and the date of this report.

8.    Related Party Transactions

Details of related party transactions are set out in note 32 to the Group financial statements.

9.    Shareholders with more than 5% shareholding

The following shareholders hold more than 5% of the company's issued shares:

Shareholder	Number of shares	% held
NH Vlok	38 511 842	15,55
Investec Limited	30 768 624	12,42
Titan Nominees (Proprietary) Limited	29 725 000	12,00
Mellon Bank (Custodian)	21 497 267	8,68
Coronation Fund Managers	16 855 850	6,81

10.    Interests in subsidiaries, associates and joint arrangements

Details of material interests in subsidiary companies, associates are presented in the consolidated Group financial statements in notes 6 and 7.

There were no significant acquisitions or divestitures during the year ended 30 June 2014.

11    Special resolutions

No special resolutions, the nature of which might be significant to the shareholders in their appreciation of the state of affairs of the Group were made by the Group or any of its subsidiaries during the period covered by this report.

12.    Events after the reporting period

The directors are not aware of any material event which occurred after the reporting date and up to the date of this report.

13.    Going Concern

The directors have reviewed the Group’s budget and cash flow forecast for the year to 30 June 2015. On the basis of this review, and in light of the current financial position and existing borrowing facilities, the directors are satisfied that the Group has access to adequate resources to continue in operational existence for the foreseeable future and is a going concern and has continued to adopt the going concern basis in preparing the annual financial statements.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Directors Report

14.    Auditors

Mazars (Gauteng) Inc continued in office as auditors for the company and its subsidiaries for 2014.

At the AGM, the shareholders approved to reappoint Mazars (Gauteng) Inc as the independent external auditors of the company and confirmed Mrs Georgina Barlow - Tekie as the designated lead audit partner for the 2015 financial year.

15.    Company Secretary

The company secretary is Mr N Bofilatos, whose business address is the registered address of the company as set out below. Mr N Bofilatos replaced Mr DA Nieuwoudt effective 01 August 2014. The directors have assessed Mr N Bofilatos to be independent. The directors are satisfied that the company secretary is competent, suitably qualified and adequately experienced for this role.

Postal address	PO Box 68270 Highveld Park Centurion South Africa 0169

Business address	Digicore Building A 9 Regency Drive Route 21 Corporate Park Irene Centurion 0156

16.    Corporate Governance

The Group has complied in all material aspects with the principles of good corporate governance as contained in the King Code of Governance Principles (“King III”).

17.    Date of authorisation for issue of financial statements

The consolidated Group financial statements have been authorised for issue by the directors on 29 July 2015. No authority was given to anyone to amend the Group financial statements after the date of issue.

18.    Acknowledgements

Thanks and appreciation are extended to all of our shareholders, staff, suppliers and customers for their continued support of the Group.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Audit and Risk Committee Report

This report is provided by the audit & risk committee appointed in respect of the 2014 financial year of Digicore Holdings Limited and its subsidiaries. As the financial statements have been compiled for the filing, the report should be seen as an aggregation of the previous two year sets of financial statements and the individual directors responsibility reports reports can be obtained from http://www.ctrack.com/investor-relations/.

1.    Objective

The objective of the committee is to perform its statutory responsibilities regarding the appointment and independence of the external auditor as per section 94 of the Companies Act, 2008 and in performance of its corporate governance responsibilities, to assist the board in discharging its duties and responsibilities relating to financial reporting, auditing and the safeguarding of the company's assets.

2.    Members of the Audit & Risk Committee

The members of the committee are recommended by the board to the shareholders for election at the annual general meeting. The shareholders confirmed the following as members of the audit committee:

Name	Qualification
Prof B Marx	DCom (UJ), MCompt (UFS), CA(SA), RAA, ACCA (UK)
SS Ntsaluba	BCom (Hons), BCompt (Unisa),CA(SA), HDip Tax Law (UJ)
G Pretorius	BSc, BIng, LLB (Stell), PMD (Harvard)
The committee is satisfied that the members thereof have the required knowledge and experience as set out in Section 94(5) of the Companies Act of South Africa, 71 of 2008 and Regulation 42 of the Companies Regulations, 2011.

3.    Meetings held by the Audit & Risk Committee

The committee performs the duties laid upon it by Section 94(7) of the Companies Act of South Africa, 71 of 2008 by holding meetings with the key role players on a regular basis and by the unrestricted access granted to the external auditors.

The committee held 4 scheduled meetings and 2 special meetings during the 2014 financial year and the attendance of the members is shown in the table below

	September 2013	September 2013 (Special Meeting)	November 2013	February 2014	February 2014 (Special Meeting)	May 2014
Prof B Marx	Attended	Attended	Attended	Attended	Attended	Attended
SS Ntsaluba	Attended	Apology	Apology	Apology	Apology	Attended
G Pretorius	Apology	Attended	Attended	Attended	Attended	Attended
4.    External auditor

The committee satisfied itself through enquiry that the external auditors is independent as defined by the Companies Act of South Africa, 71 of 2008 and as per the standards stipulated by the auditing profession. Requisite assurance was sought and provided by the Companies Act of South Africa, 71 of 2008 that internal governance processes within the firm support and demonstrate the claim to independence.

The committee in consultation with executive management, agreed to the terms of the engagement. The audit fee for the external audit has been considered and approved taking into consideration such factors as the timing of the audit, the extent of the work required and the scope.

The committee has considered and pre-approved all non-audit services provided by the external auditors and the extent and scope of the work required and the fees relative there to so as to ensure the independence of the external auditors is maintained.

The committee has nominated Mazars (Gauteng) Inc as the independent auditor and Georgina Barlow-Tekie as the designated auditor, who is a registered independent auditor for appointment for the 2015 audit, who's appointment was agreed at the annual general meeting held on 26 November 2014.

5.    Group Financial Statements

The committee has, based on the information provided to it by management and the external auditors, evaluated whether the financial statements is a true and fair view in all material respect.

6.    Financial Function and Finance Office

As required by the JSE Listing Requirements, par 3.84(h), the committee has satisfied itself that the Chief Financial Officer, PJ Grove has appropriate experience and expertise. The committee has also satisfied itself regarding the experience, expertise and resources of the finance function.

On behalf of the Audit & Risk Committee

Professor Ben Marx
Chairman of the Audit Committee

Centurion
29 July 2015

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Statements of Financial Position at 30 June 2014
	Notes	2014 R'000	2013 R'000
Assets
Non-current Assets
Property, plant and equipment	3	137,619	162,239
Goodwill	4	178,332	158,780
Intangible assets	5	101,671	85,337
Associates	7	11,002	7,939
Deferred taxation	8	45,350	38,584
		473,974	452,879
Current Assets
Inventories	9	77,716	89,521
Current tax receivable		6,883	6,400
Trade and other receivables	10	182,520	249,579
Cash and cash equivalents	11	19,267	42,531
		286,386	388,031
Total Assets		760,360	840,910

Equity and Liabilities
Equity
Share capital	12	166,324	166,324
Foreign currency translation reserve	14	14,755	43,182
Share-based payment reserve	13	12,661	10,935
Retained income		372,238	359,794
Equity attributable to equity holders of the parent		565,978	580,235
Non-controlling interest		(2,505)	15,757
		563,473	595,992
Non current liabilities
Other financial liabilities	15	14,135	39,461
Finance lease obligation	16	7,990	14,481
Deferred income	19	—	355
Deferred tax	8	4,341	1,415
		26,466	55,712
Current liabilities
Other financial liabilities	15	18,235	46,614
Current tax payable		5,920	4,028
Finance lease obligation	16	9,837	5,668
Trade and other payables	18	83,332	61,669
Deferred income	19	355	13,350
Provisions	17	3,019	5,835
Bank overdraft	11	49,723	52,042
		170,421	189,206
Total Liabilities		196,887	244,918
Total Equity and Liabilities		760,360	840,910

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Statements of Comprehensive Income
	Notes	2014 R'000	2013 R'000	2012 R'000
Revenue	20	891,943	878,578	824,654
Cost of sales		(325,189)	(296,176)	(268,239)
Gross profit		566,754	582,402	556,415

Other income		41,786	26,347	19,563
Operating expenses		(510,050)	(506,573)	(505,418)
Depreciation & armotization		(77,878)	(82,597)	(53,983)
Impairment of Rental Stock		(4,315)	(12,933)	(4,866)
Impairment of goodwill		—	(57,500)	—
Operating profit (loss)	21	16,297	(50,854)	11,711

Investment revenue	22	3,643	216	100
Income from equity accounted investments	23	3,064	2,131	2,259
Finance costs	24	(14,345)	(14,378)	(6,033)
Profit (Loss) before taxation		8,659	(62,885)	8,037
Taxation	25	(864)	3,535	(4,625)
Profit (loss) for the year		7,795	(59,350)	3,412

Other comprehensive income:

Items that may be reclassified to profit or loss:
Exchange differences on translating foreign operations		(28,427)	43,706	13,670

Other comprehensive income for the year net of taxation	26	(28,427)	43,706	13,670

Total comprehensive (loss) income for the year		(20,632)	(15,644)	17,082

Profit (loss) attributable to:
Owners of the parent		7,036	(59,194)	1,524
Non-controlling interest		759	(156)	1,888
		7,795	(59,350)	3,412

Total comprehensive (loss) income attributable to:
Owners of the parent		(21,391)	(15,488)	15,194
Non-controlling interest		759	(156)	1,888
		(20,632)	(15,644)	17,082

Earnings per Share

Per share information
Basic earnings (loss) per share (cents)	37	2.94	(24.70)	0.69
Diluted earnings (loss) per share (cents)	37	2.83	(24.70)	0.69

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Statements of Changes in Equity
	Share Capital	Share Premium	Total share capital	Foreign currency translation reserve	Share-based payment reserve	Total reserves	Retained income	Total attributable to equity holders of the Group	Non-controlling interest	Total equity
	R'000	R'000	R'000	R'000	R'000	R'000	R'000	R'000	R'000	R'000
Balance at 01 July 2011	248	165,967	166,215	(14,194)	7,288	(6,906)	435,756	595,065	17,322	612,387

Profit for the year	—	—	—	—	—	—	1,524	1,524	1,888	3,412
Other comprehensive income for the year	—	—	—	13,670	—	13,670	—	13,670	—	13,670
Total comprehensive income for the year	—	—	—	13,670	—	13,670	1,524	15,194	1,888	17,082
Share-based payment cost	—	—	—	—	3,675	3,675	—	3,675	—	3,675
Share options exercised	—	109	109	—	(974)	(974)	974	109	—	109
Dividends paid	—	—	—	—	—	—	(15,570)	(15,570)	—	(15,570)
Non-controlling interest acquired	—	—	—	—	—	—	—	—	(33,635)	(33,635)
Acquisition of 47% in Integrated Fare Collection Services from outside shareholders	—	—	—	—	—	—	—	—	(99)	(99)
Total contributions by and distributions to owners of Group recognised directly in equity	—	109	109	—	2,701	2,701	(14,596)	(11,786)	(33,734)	(45,520)
Balance at 01 July 2012	248	166,076	166,324	(524)	9,989	9,465	422,684	598,473	(14,524)	583,949

Loss for the year	—	—	—	—	—	—	(59,194)	(59,194)	(156)	(59,350)
Other comprehensive income for the year	—	—	—	43,706	—	43,706	—	43,706	—	43,706
Total comprehensive income for the year	—	—	—	43,706	—	43,706	(59,194)	(15,488)	(156)	(15,644)

Acquisition of a further 25% in Alchemist House (Proprietary) Limited	—	—	—	—	—	—	—	—	(874)	(874)
Share-based payment cost	—	—	—	—	2,805	2,805	—	2,805	—	2,805
Share options cancelled	—	—	—	—	(1,859)	(1,859)	1,859	—	—	—
Ctrack Latin America S.A. - Non Controlling interest derecognised	—	—	—	—	—	—	13	13	(13)	—
Sale of Worldmark SA (Proprietary) Limited	—	—	—	—	—	—	—	—	32,636	32,636
Acquistion of a further 27% of Ctrack (Proprietary) Limited	—	—	—	—	—	—	(5,568)	(5,568)	(1,312)	(6,880)
Total contributions by and distributions to owners of Group recognised directly in equity	—	—	—	—	946	946	(3,696)	(2,750)	30,437	27,687
Balance at 01 July 2013	248	166,076	166,324	43,182	10,935	54,117	359,794	580,235	15,757	595,992

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Statements of Changes in Equity
	Share Capital	Share Premium	Total share capital	Foreign currency translation reserve	Share-based payment reserve	Total reserves	Retained income	Total attributable to equity holders of the Group	Non-controlling interest	Total equity
	R'000	R'000	R'000	R'000	R'000	R'000	R'000	R'000	R'000	R'000
Balance at 01 July 2013	248	166,076	166,324	43,182	10,935	54,117	359,794	580,235	15,757	595,992

Profit for the year	—	—	—	—	—	—	7,036	7,036	759	7,795
Other comprehensive income for the year	—	—	—	(28,427)	—	(28,427)	—	(28,427)	—	(28,427)
Total comprehensive income for the year	—	—	—	(28,427)	—	(28,427)	7,036	(21,391)	759	(20,632)
Buyback of shares in DigiCore Fleet Management SA (Proprietary) Limited	—	—	—	—	—	—	5,408	5,408	(19,021)	(13,613)
Share-based payment cost	—	—	—	—	1,726	1,726	—	1,726	—	1,726
Total contributions by and distributions to owners of Group recognised directly in equity	—	—	—	—	1,726	1,726	5,408	7,134	(19,021)	(11,887)
Balance at 30 June 2014	248	166,076	166,324	14,755	12,661	27,416	372,238	565,978	(2,505)	563,473
Notes	12	12	12	14	13

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Statement of Cash Flows
	Notes	2014 R'000	2013 R'000	2012 R'000
Cash flows from operating activities

Cash generated from operations	27	161,793	125,620	95,255
Interest income		3,643	216	100
Finance costs		(14,345)	(14,378)	(6,033)
Taxation paid	28	(2,125)	(6,861)	(12,416)

Net cash from operating activities		148,966	104,597	76,906

Cash flows from investing activities

Purchase of property, plant and equipment	3	(65,005)	(98,788)	(81,677)
Sale of property, plant and equipment	3	9,169	13,656	1,013
Purchase of other intangible assets	5	(36,509)	(19,418)	(30,926)
Business combinations	29	—	(1,218)	(10,941)
Investment in associates		—	—	(2,000)
Movement in financial assets		—	—	(1,250)
Proceeds on sale of Worldmark SA (Proprietary) Limited	30	—	9,747	—

Net cash from investing activities		(92,345)	(96,021)	(125,781)

Cash flows from financing activities

Proceeds from other financial liabilities		—	49,883	—
Repayment of other financial liabilities		(53,705)	(18,963)	(10,062)
Finance lease payments		(16,688)	(8,326)	(6,913)
Proceeds on loans with subsidiaries		—	—	—
Dividends paid		—	—	(15,570)
Buyback of shares in DigiCore Fleet Management SA (Proprietary) Limited		(9,706)	—	—
Payment to non-controlling shareholders of Ctrack (Proprietary) Limited for 27% stakeholding		—	(6,880)	—

Net cash from financing activities		(80,099)	15,714	(32,545)

Total cash movement for the year		(23,478)	24,290	(81,420)
Cash at the beginning of the year	11	(9,511)	(28,851)	52,569
Effect of the exchange rate movement on cash balances		2,533	(4,950)	—

Total cash at the end of the year	11	(30,456)	(9,511)	(28,851)

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Accounting Policies
1.    Presentation of Group Financial Statements

Reporting entity

Digicore Holdings Limited is a Company domiciled in the Republic of South Africa. The company's registered office is at Digicore Building, Regency Office Park, 9 Regency Drive, Route 21 Corporate Park, Irene Ext 30, Centurion. These consolidated financial statements for the year ended 30 June 2014 comprise the Group. The Group is primarily involved in the manufacturing and distribution of fleet management and vehicle tracking solutions.

Statement of compliance

The annual financial statements are prepared in compliance with International Financial Reporting Standards (IFRS) and Interpretations of those standards, as issued by the International Accounting Standards Board, the JSE Listings requirements that are relevant to its operations and have been effective for the annual reporting period ending 30 June 2014, the SAICA Financial Reporting Guides as issued by the Accounting Practices Committee and the South African Companies Act, 71 of 2008, as amended. The annual financial statements were approved for issue by the board of directors on 29 September 2014 and are subject to approval by the Annual General Meeting of shareholders on 25 November 2014.

Basis of measurement

The consolidated financial statements have been prepared on the historical cost basis, except for financial instruments which have been accounted for in terms of IAS 39 Financial Instruments - Recognition and measurement.

Functional and presentation currency

These consolidated financial statements are presented in South African Rand (ZAR), which is the company's functional currency. All financial information presented in Rands has been rounded to the nearest thousand.

Going Concern

The consolidated financial statements are prepared on the going concern basis as the directors believe that funds will be available to finance future operations and that the realisation of assets and settlement of liabilities, contingent obligations and commitments will occur in the ordinary course of business.

These accounting policies are consistent with the previous period.

1.1    Financial Reporting Terms

These definitions of financial reporting terms are provided to ensure clarity of meaning as certain terms may not always have the same meaning or interpretation in all countries.

Business
An integrated set of activities and assets capable of being conducted and managed for the purpose of providing a return in the form of dividends, lower costs or other economic benefits directly to investors or other owners, members or participants.

Fair Value
The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Financial Results
Comprise the financial position (assets, liabilities and equity), results of operations (revenue and expenses) and cash-flows of the Group.

Market Participants
Buyers and sellers in the principle (or most advantageous) market who are independent, knowledgeable and willing to exchange an asset or settle a liability in an arm’s length transaction.

Presentation Currencyo
The currency in which financial results of an entity are presented.

Associate
An entity, other than a subsidiary or joint venture, in which the Group, holding a material long-term interest, has significant influence, but no control, over financial and operating policies.

Company
A legal business entity registered in terms of the applicable legislation of that country.

Foreign operation
An entity whose activities are based or conducted in a country or currency other than those of the reporting entity (Digicore Holdings Limited).

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Accounting Policies
1.    Presentation of Group Financial Statements

1.1    Financial Reporting Terms (continued)

Operation
A component of the Group that represents a separate major line of business or geographical area of operation; and is distinguished separately for financial and operating purposes.

Group
The Group comprises DigiCore Holdings Limited, its subsidiaries and its interest in associates and special purpose entities.

Subsidiary
Any entity over which the Group has the power to exercise control.

Special purpose entity
An entity established to accomplish a narrow and well defined objective, where the Group receives the majority of the benefits related to the operations and is exposed, or has rights, to variable returns from its involvement with the special purpose entity and has the ability to affect those returns through its power over the special purpose entity.

Acquisition date
The date on which control in subsidiaries, special purpose entities, joint control in joint ventures and significant influence in associates commences.

Cash generating unit
The smallest identifiable Group of assets which can generate cash inflows independently from other assets or Groups of assets.

Consolidated Group financial statements
The financial results of the Group which comprise the financial results of Digicore Holdings Limited and its subsidiaries, special purpose entities and its interest in associates.

Control
An investor controls an investee when the investor is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee.

Disposal date
The date on which control in subsidiaries, special purpose entities and significant influence in associates ceases.

Functional currency
The currency of the primary economic environment in which the entity operates.

Long-term
A period longer than twelve months from the reporting date.

Other comprehensive income
Comprises items of income and expense (including reclassification adjustments) that are not recognised in the statement of comprehensive income and includes the effect of translation of foreign operations.

Recoverable amount
The amount that reflects the greater of the fair value less costs to sell and value in use that can be attributed to an asset as a result of its on going use by the entity. In determining the value in use, expected future cash flows are discounted to their present values using the appropriate discount rate.

Related party
Parties are considered to be related if one party directly or indirectly has the ability to control or jointly control the reporting entity (Digicore Holdings Limited) or exercise significant influence over the reporting entity or is a member of the key management of the reporting entity.

Revenue
Comprises revenues from the sale of goods, rendering of services and rental income.

Share-based payment
A transaction in which an entity issues equity instruments, share options or incurs a liability to pay cash based on the price of the entity’s equity instruments to another party as compensation for goods received or services rendered.

Significant influence
The ability, directly or indirectly, to participate in, but not exercise control over, the financial and operating policy decisions of an entity so as to obtain economic benefit from its activities.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Accounting Policies
1.    Presentation of Group Financial Statements

1.1    Financial Reporting Terms (continued)

Financial instrument terms:

Cash and cash equivalents
Comprise cash on hand, bank overdraft and demand deposits.

Monetary asset
An asset which will be settled in a fixed or determinable amount of money.

Monetary liability
A liability which will be settled in a fixed or determinable amount of money.

Transaction date
The date an entity commits itself to purchase or sell a financial instrument.

Effective interest rate
The derived rate that discounts the expected future cash flows to the current net carrying amount of the financial asset or financial liability.

Equity instrument
Any financial instrument (including investments) that evidences a residual interest in the assets of an enterprise after deducting all of its liabilities.

Financial asset
Cash or cash equivalents, a contractual right to receive cash, an equity instrument in another entity or a contractual right to exchange a financial instrument under favourable conditions.

Financial liability
A contractual obligation to pay cash or transfer other benefits or an obligation to exchange a financial instrument under unfavourable conditions.

Loans and receivables
A financial asset with fixed or determinable repayments that are not quoted in an active market, other than:
-a derivative instrument

1.2    Consolidation

Basis of consolidation

The consolidated financial statements reflect the financial results of the Group. All financial results are consolidated with similar items on a line by line basis except for investments in associates, which are included in the Group’s results as set out below.

Inter-company transactions, balances and unrealised gains and losses between entities are eliminated on consolidation. To the extent that a loss on a transaction provides evidence of a reduction in the net realisable value of current assets or an impairment loss of a non-current asset, that loss is charged to the income statement.

In respect of associates, unrealised gains and losses are eliminated to the extent of the Group’s interest in these entities. Unrealised gains and losses arising from transactions with associates are eliminated against the investment in the associate.

Subsidiaries

Subsidiaries are entities controlled by the Group. The Group controls an entity when it is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity. The financial results of subsidiaries are consolidated into the Group's results from acquisition date until the date of loss of control.

Investment in associates

The financial results of associates are included in the Group’s results according to the equity method from acquisition date until the disposal date.

Under this method, investments in associates are recognised initially at cost. Subsequent to the acquisition date, the Group’s share of profits or losses of associates is charged to the statement of comprehensive income as profits or losses of associates is charged to the statement of comprehensive income as equity accounted earnings and its share of movements in equity reserves is recognised as other comprehensive income. All cumulative post-acquisition movements in the equity of associates are adjusted against the cost of the investment. When the Group’s share of losses in associates equals or exceeds its interest in those associates, the carrying amount of the investment is reduced to zero, and the Group does not recognise further losses, unless the Group has incurred a legal or constructive obligation or made payments on behalf of those associates.

Goodwill relating to associates forms part of the carrying amount of those associates.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Accounting Policies
1.    Presentation of Group Financial Statements

1.2    Consolidation (continued)

The total carrying amount of each associate is evaluated annually, as a single asset, for impairment or when conditions indicate that a decline in fair value below the carrying amount is other than temporary. If impaired, the carrying amount of the Group’s share of the underlying assets of associates is written down to its estimated recoverable amount in accordance with the accounting policy on impairment and charged to the income statement. A previously recognised impairment loss will be reversed, insofar as estimates change as a result of an event occurring after the impairment loss was recognised.

Associates whose financial year ends are within three months of 30 June are included in the consolidated financial statements using their most recently audited financial results. Adjustments are made to the associates’ financial results for material transactions and events in the intervening period.

Business combinations

The acquisition method is used when a business is acquired. A business may comprise an entity, Group of entities or an unincorporated operation including its operating assets and associated liabilities.

On acquisition date, fair values are attributed to the identifiable assets, liabilities and contingent liabilities. A non- controlling interest at acquisition date is measured at fair value or at its proportionate interest in the fair value of the net identifiable assets of the entity acquired on a transaction by transaction basis, including that component of the non- controlling interest which has a present ownership interest.

Fair values of all identifiable assets and liabilities included in the business combination are determined by reference to market values of those or similar items, where available, or by discounting expected future cash flows using the discount rate to present values.

When an acquisition is achieved in stages (step acquisition), the identifiable assets and liabilities are recognised at their full fair value when control is obtained, and any adjustment to fair values related to these assets and liabilities previously held as an equity interest is recognised in the income statement.

When there is a change in the interest in a subsidiary after control is obtained, that does not result in a loss in control, the difference between the fair value of the consideration transferred and the amount by which the non-controlling interest is adjusted is recognised directly in the statement of changes in equity.

The consideration transferred is the fair value of the Group’s contribution to the business combination in the form of assets transferred, shares issued, liabilities assumed or contingent consideration at the acquisition date. Any contingent consideration payable is recognised at fair value at the acquisition date. If the contingent consideration is classified as equity, it is not remeasured and settlement is accounted for within equity. Otherwise, subsequent changes to the fair value of the contingent consideration are recognised in the income statement. Transaction costs directly attributable to the acquisition are charged to the income statement.

On acquisition date, goodwill is recognised when the consideration transferred and the recognised amount of non- controlling interests exceeds the fair value of the net identifiable assets of the entity acquired. Acquisitions of non- controlling interests are accounted for as transactions with owners in their capacity as owners and therefore no goodwill is recognised as a result of these transactions. The adjustments to non-controlling interest are based on a proportionate amount of the net assets of the subsidiary.

Goodwill is tested at each reporting date for impairment or more frequently if events or changes in circumstances indicate a potential impairment, and is carried at cost less accumulated impairment losses.

To the extent that the fair value of the net identifiable assets of the entity acquired exceeds the consideration transferred and the recognised amount of non-controlling interests, the excess, or bargain purchase gain, is recognised in the income statement on acquisition date. The profit or loss realised on disposal or termination of an entity is calculated after taking into account the carrying amount of any related goodwill.

Foreign Operations

When the settlement of a monetary item, arising from a receivable or from a payable to a foreign operation, is neither planned nor likely in the foreseeable future, foreign exchange gains and losses arising from such a monetary item are considered to form part of a net investment in a foreign operation and are recognised in other comprehensive income, and are included in the foreign currency income, and are included in the foreign currency.

On consolidation, differences arising from the translation of the net investment in a foreign operation are recognised as other comprehensive income and are included in the foreign currency translation reserve.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Accounting Policies
1.    Presentation of Group Financial Statements

1.2    Consolidation (continued)

On disposal of all of the operation, the proportionate share of the related cumulative gains and losses previously recognised in the foreign currency translation reserve through the statement of comprehensive income are included in determining the profit or loss on disposal of that operation recognised in the income statement as part of the gain or loss on the disposal. When the Group disposes of only part of its interest in a subsidiary that includes a foreign operation while retaining control, the relevant portion of the cumulative foreign currency translation reserve is reattributed to non- controlling interests. When the Group disposes of only part of its investment in an associate while retaining significant influence, the relevant portion of the cumulative foreign currency translation reserve is reclassified to the income statement.

Foreign transactions

Transactions in foreign currencies are translated to the respective functional currencies of Group companies at exchange rates at the dates of the transactions.

Non-monetary assets and liabilities denominated in foreign currencies that are measured at fair value are translated to the functional currency at the exchange rate at the date that the fair value was determined. Non-monetary items in a foreign currency that are measured in terms of historical cost are translated using the exchange rate at the date of the transaction. Foreign currency differences are generally recognised in profit or loss.

Non-controlling interest

Non-controlling interest is measured at their proportionate share of the acquiree's identifiable net assets at the acquisition date. Changes in the Group's interest in a subsidiary that do not result in a loss of control are accounted for as equity transactions.

1.3 Financial instruments

Classification

The Group classifies financial assets and financial liabilities into the following categories:
- Loans and receivables
- Financial liabilities measured at amortised cost

The classification is dependent on the purpose for which the financial asset is acquired. Management determines the classification of its financial assets at the time of the initial recognition and re-evaluates such designation at least at each reporting date.

Initial recognition and measurement

Financial instruments are recognised initially when the Group becomes a party to the contractual provisions of the instruments.

The Group classifies financial instruments, or their component parts, on initial recognition as a financial asset, a financial liability or an equity instrument in accordance with the substance of the contractual arrangement.

Financial instruments are measured initially at fair value less transactions costs. Loans and receivables are subsequently stated at amortised cost using the effective interest rate method, less impairment losses.

Loans and receivables comprise loans, trade receivables, cash and cash equivalents and other receivables.

Financial liabilities are recognised on the transaction date when the Group becomes a party to a contract and thus has a contractual obligation and are derecognised when these contractual obligations are discharged, cancelled or expired.

Subsequent measurement

Loans and receivables are subsequently measured at amortised cost, using the effective interest method, less accumulated impairment losses.

Financial liabilities at amortised cost are subsequently measured at amortised cost, using the effective interest method.

De-recognition

Financial assets are derecognised when the rights to receive cash flows from the investments have expired or have been transferred and the Group has transferred substantially all risks and rewards of ownership. Financial liabilities are derecognised when the Group's obligations specified in the contract expire or are discharged or cancelled.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Accounting Policies
1.    Presentation of Group Financial Statements

1.3    Financial instruments (continued)

Impairment of financial assets

An assessment is performed at each reporting date to determine whether objective evidence exists that a financial asset is impaired. Objective evidence that financial instruments are impaired includes indications of a debtor or Group of debtors experiencing significant financial difficulty, default or delinquency of payments, the probability of a debtor entering bankruptcy, or other observable data indicating a measurable decrease in estimated future cash flows, such as economic conditions that correlate with defaults. An impairment loss in respect of a financial asset measured at amortised cost is calculated as the difference between its carrying amount and the present value of the estimated future cash flows discounted at the asset’s original effective interest rate. Where a financial asset has a variable interest rate, an impairment loss is calculated as the difference between the carrying amount and the present value of the estimated future cash flows discounted at the asset’s current effective interest rate.

Impairment losses are charged to the income statement and are included in the allowance against loans and receivables. When a subsequent event causes the impairment loss to decrease, the impairment loss is reversed in the income statement. Loans and receivables, together with the associated allowance, are written off when there is no realistic prospect of future recovery.

Trade and other receivables

Trade receivables are amounts due from customers for goods sold or services performed in the ordinary course of business. If collection is expected in one year or less they are classified as current assets. Trade receivables are recognised initially at fair value and subsequently stated at amortised cost using the effective interest rate method, less impairment losses. An impairment loss is recognised when it is probable that an entity will not be able to collect all amounts due according to the original terms of the receivable. The amount of the impairment loss is charged to the income statement.

An impairment loss is recognised when it is probable that an entity will not be able to collect all amounts due according to the original terms of the receivable. The amount of the impairment loss is charged to the income statement.

Trade and other receivables are classified as loans and receivables and measured at amortised cost.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, deposits held on call with banks and bank overdrafts, all of which are available for use by the Group and have an original maturity of less than three months. Cash and cash equivalents are stated at carrying amount which is deemed to be fair value. Bank overdrafts are offset against cash and cash equivalents in the statement of cash flows. Bank overdrafts are included within current liabilities on the statement of financial position.

Cash and cash equivalents are classified as loans and receivables and measures at amortised cost.

Trade and other payables

Trade and other payables are obligations to pay for goods or services that have been acquired in the ordinary course of business from suppliers Accounts payable are classified as current liabilities if payment is due within one year or less. If not, they are presented as non- current liabilities.

Trade and other payables are classified as financial liabilities measured at amortised cost.

Borrowings

Borrowings are recognized initially at fair value, net of transaction costs incurred. Borrowings are subsequently carried at amortized cost; any difference between the proceeds (net of transaction costs) and the redemption value is recognized in the income statement over the period of the borrowings using the effective interest rate method.

Borrowings are classified as current liabilities unless the Group has an unconditional right to defer settlement of the liability for at least 12 months after the reporting date.

Borrowings are classified as financial liabilities measured at amortised cost.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Accounting Policies
1.    Presentation of Group Financial Statements

1.4    Property, plant and equipment

The cost of an item of property, plant and equipment is recognised as an asset when:
- it is probable that future economic benefits associated with the item will flow to the Group; and
- the cost of the item can be measured reliably.

Property, plant and equipment is initially measured at cost.

Costs include costs incurred initially to acquire or construct an item of property, plant and equipment and costs incurred subsequently to add to, replace part of, or service it. If a replacement cost is recognised in the carrying amount of an item of property, plant and equipment, the carrying amount of the replaced part is derecognised.

Property, plant and equipment is subsequently carried at historical cost less accumulated depreciation and any impairment losses.

The cost of rental assets which represents fleet management and vehicle tracking solutions installed in customers vehicles where the hardware is provided as part of a fixed term contract concluded with the customer, is capitalised to property, plant and equipment. The Group depreciates rental stock on a straight-line basis commencing on installation and is linked to the term of the contract concluded with the customer. The related depreciation is included in other expenses in the statement of comprehensive income.

Property, plant and equipment are depreciated on the straight-line basis over their expected useful lives to their estimated residual value, except for land which is not depreciated.

The useful lives of items of property, plant and equipment have been assessed as follows:

Item	Average useful life
Land	Indefinite
Buildings	50 years
Plant and machinery	5 years
Furniture and fixtures	6 years
Motor vehicles	4 to 5 years
Office equipment	3 to 4 years
IT equipment	3 years
Computer software	2 years
Leasehold improvements	5 years
Rental assets	3 to 6 years

The residual value and useful life of each asset are reviewed at the end of each reporting period. If the expectations differ from previous estimates, the change is accounted for as a change in accounting estimate. During the current year, no changes were noted to the residual value and useful life of each class of asset.

The depreciation charge for each period is recognised in profit or loss unless it is included in the carrying amount of another asset.

The carrying amount of property, plant and equipment will be derecognised on disposal or when no future economic benefits are expected from its use. Gains and losses on disposal of an item of property, plant and equipment are determined by comparing the proceeds from disposal with the carrying amount of the property, plant and equipment and are recognised in the income statement.

1.5 Goodwill

For the measurement of goodwill at initial recognition, refer to accounting policy note 1.2.

Goodwill is measured at cost less any accumulated impairment losses. In respect of equity accounted investees, the carrying amount of goodwill is included in the carrying amount of the investment, and an impairment loss on such an investment is not allocated to any asset, including goodwill, that forms part of the carrying amount of the equity-accounted investee.

On disposal of the relevant cash-generating unit, the attributable amount of goodwill is included in the determination of the profit or loss on disposal.

Goodwill is tested annually for impairment or more frequently if events or changes in circumstances indicate a potential impairment. Goodwill is carried at cost less accumulated impairment losses. The carrying amount of goodwill is compared to the recoverable amount, which is the higher of value in use and the fair value less costs to sell. Impairment losses recognised as an expense in relation to goodwill are not subsequently reversed. Goodwill is allocated to cash-generating units for the purpose of impairment testing. The allocation is made to those cash generating units or Groups of cash generating units that are expected to benefit from the business combination in which the goodwill arose. Each unit or Group of units to which the goodwill is allocated represents the lowest level within the Group at which the goodwill is monitored for internal management purposes. Impairments on goodwill are not reversed subsequently.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Accounting Policies
1.    Presentation of Group Financial Statements

1.6    Intangible assets

An intangible asset is recognised when:
- it is probable that the expected future economic benefits that are attributable to the asset will flow to the entity; and
- the cost of the asset can be measured reliably.

Intangible assets are initially recognised at cost.

Expenditure on research (or on the research phase of an internal project) is recognised as an expense when it is incurred.

Development Costs
An intangible asset arising from development (or from the development phase of an internal project) is recognised when:
- it is technically feasible to complete the asset so that it will be available for use or sale.
- there is an intention to complete and use or sell it.
- there is an ability to use or sell it.
- it will generate probable future economic benefits.
- there are available technical, financial and other resources to complete the development and to use or sell the asset.
- the expenditure attributable to the asset during its development can be measured reliably.

Intangible assets under development are not amortised until they are ready for use, and up until that point they are tested for impairment annually and whenever there is an indication that they may be impaired.

Customer and Technology related contracts
Customer contracts acquired in a business combination are recognised at fair value at the acquisition date.

Intangible assets are subsequently carried at cost less any accumulated amortisation and any impairment losses. The amortisation period and the amortisation method for intangible assets are reviewed every period-end.

Amortisation is provided to write down the intangible assets, on a straight line basis, as follows:

Item	Useful life
Development Costs	4 to 5 years
Customer and Technology related contracts	6 to 8 years

1.7    Impairment of non-financial assets

The Group’s non-financial assets, other than inventories and deferred tax assets, are reviewed at each reporting date or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable, to determine whether there is any indication of impairment. An impairment test is performed on all goodwill and intangible assets not yet in use.

The impairment loss charged to the income statement is the excess of the carrying amount over the recoverable amount.

Recoverable amounts are estimated for individual assets or, where an individual asset cannot generate cash inflows independently, the recoverable amount is determined for the larger cash-generating unit to which the asset belongs. The Group’s corporate assets do not generate separate cash inflows. If there is an indication that a corporate asset may be impaired, then the recoverable amount is determined for the cash-generating unit to which the corporate asset belongs. For the purposes of goodwill impairment testing, cash generating units to which goodwill has been allocated are aggregated so that the level at which impairment is tested reflects the lowest level at which goodwill is monitored internally.

Impairment losses recognised in respect of a cash-generating unit are first allocated to reduce the carrying amount of the goodwill allocated to the unit and then to reduce the carrying amounts of the other assets in the unit on a pro-rata basis relative to their carrying amounts.

With the exception of goodwill, a previously recognised impairment loss will be reversed insofar as estimates change as a result of an event occurring after the impairment loss was recognised. An impairment loss is reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined had no impairment loss been recognised. A reversal of an impairment loss is recognised in the income statement.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Accounting Policies
1.    Presentation of Group Financial Statements

1.8    Taxation

Tax expenses

Current and deferred taxations are recognised as income or an expense and included in profit or loss for the period, except to the extent that the taxation arises from:
- a transaction or event which is recognised, in the same or a different period, to other comprehensive income, or equity or
- a business combination.

Current taxation and deferred taxes are charged or credited to other comprehensive income if the taxation relates to items that are credited or charged, in the same or a different period, to other comprehensive income.

Current taxation and deferred taxes are charged or credited directly to equity if the taxation relates to items that are credited or charged, in the same or a different period, directly in equity.

Dividend withholding tax is payable at a rate of 15% on dividends distributed to shareholders. This tax is not attributable to the company paying the dividend but is collected by the company and paid to the tax authorities on behalf of the shareholder. On receipt of a dividend, the dividend withholding tax is recognised as part of the current tax.

Income taxation assets and liabilities

Income taxation for current and prior periods is, to the extent unpaid, recognised as a liability. If the amount already paid in respect of current and prior periods exceeds the amount due for those periods, the excess is recognised as an asset.

Income taxation liabilities (assets) for the current and prior periods are measured at the amount expected to be paid to (recovered from) the taxation authorities, using the taxation rates (and taxation laws) that have been enacted or substantively enacted by the end of the reporting period.

Deferred tax assets and liabilities

Deferred tax is provided for using the liability method, on all temporary differences between the carrying amount of assets and liabilities for accounting purposes and the amounts used for tax purposes and on any tax losses. No deferred tax is provided on temporary differences relating to:
- the initial recognition of goodwill;
- the initial recognition (other than in a business combination) of an asset or liability to the extent that neither accounting nor taxable profit is affected on acquisition; and
- investments in subsidiaries to the extent they will probably not reverse in the foreseeable future.

The provision for deferred tax is calculated using enacted or substantively enacted tax rates at the reporting date that are expected to apply when the asset is realised or liability settled. A deferred tax asset is recognised to the extent that it is probable that future taxable profits will be available against which the deferred tax asset can be realised.

The provision of deferred tax assets and liabilities reflects the tax consequences that would follow from the expected recovery or settlement of the carrying amount of its assets and liabilities.

Deferred tax assets and liabilities are offset when the related income taxes are levied by the same taxation authority, there is a legally enforceable right to offset and there is an intention to settle the balances on a net basis.

1.9    Leases

Leases where the Group assumes substantially all the benefits and risks of ownership, are classified as finance leases. Finance leases are capitalised as property, plant and equipment at the lower of fair value or the present value of the minimum lease payments at the inception of the lease with an equivalent amount being stated as a finance lease liability as part of debt.

The capitalised amount is depreciated over the shorter of the lease term and asset’s useful life unless it is reasonably certain that the Group will obtain ownership by the end of the lease term. Lease payments are allocated between capital repayments and finance expenses using the effective interest rate method.

Leases of assets under which all the risks and benefits of ownership are effectively retained by the lessor are classified as operating leases. Lease payments under an operating lease are charged to the income statement over the lease term on a straight-line basis unless another basis is more representative of the pattern of use.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Accounting Policies
1.    Presentation of Group Financial Statements

1.9    Leases (continued)

Finance leases - lessee

Finance leases are recognised as assets and liabilities in the statements of financial position at amounts equal to the fair value of the leased property or, if lower, the present value of the minimum lease payments. The corresponding liability to the lessor is included in the statements of financial position as a finance lease obligation.

The discount rate used in calculating the present value of the minimum lease payments is the interest rate implicit in the lease.

The lease payments are apportioned between the finance charge and reduction of the outstanding liability. The finance charge is allocated to each period during the lease term so as to produce a constant periodic rate on the remaining balance of the liability.

Operating leases - lessor

Operating lease income is recognised as an income on a straight-line basis over the lease term. The difference between the amounts recognised as an expense and the contractual payments is recognised as an operating lease asset.

Operating lease income is recognised in the statement of comprehensive income.

Initial direct costs incurred in negotiating and arranging operating leases are added to the carrying amount of the leased asset and recognised as an expense over the lease term on the same basis as the lease income.

Income for leases is disclosed under revenue in the statement of comprehensive income.

Operating leases - lessee

Operating lease payments are recognised as an expense on a straight-line basis over the lease term. The difference between the amounts recognised as an expense and the contractual payments is recognised as an operating lease liability. This liability is not discounted.

Operating lease expenses are recognised in the statement of comprehensive income. Any contingent rents are expensed in the period they are incurred.

1.10    Inventories

Inventories are stated at the lower of cost and net realisable value. Net realisable value is the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale.

The cost of inventories comprises of all costs of purchase, costs of conversion and other costs incurred in bringing the inventories to their present location and condition. Manufacturing costs include an allocated portion of production overheads which are directly attributable to the cost of manufacturing such inventory. The costs attributable to any inefficiencies in the production process are charged to the income statement as incurred.

Cost is determined on a first-in-first-out (“FIFO”) or weighted average cost basis, depending on the nature of the Group entity in which it is held. The cost of finished goods includes the cost of manufacturing as charged by third parties.

1.11    Share capital and equity

An equity instrument is any contract that evidences a residual interest in the assets of an entity after deducting all of its liabilities.

Ordinary shares are classified as equity. Incremental external costs directly attributable to the issue of new shares or the exercise of share options are shown in equity as a deduction, net of tax, from the proceeds.

1.12    Share-based payments

The Group operates an equity-settled share-based compensation plan, under which the entity receives services from employees as consideration for equity instruments (share options) of the Group. The equity-settled schemes allow certain employees the option to acquire ordinary shares in Digicore Holdings Limited over a prescribed period. These equity- settled share based payments are measured at fair value at grant date. The fair value determined at the grant date of the equity-settled share-based payments is charged as employee costs, with a corresponding increase in equity, on a straight- line basis over the period that the employees become unconditionally entitled to the options, based on management’s estimate of the shares that will vest and adjusted for the effect of non market-based vesting conditions. These share options are not subsequently revalued.

At the end of each reporting period, the Group revises its estimates of the number of options that are expected to vest based on the non- market vesting conditions. It recognizes the impact of the revision to original estimates, if any, in the income statement with a corresponding entry to equity.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Accounting Policies
1.    Presentation of Group Financial Statements

1.12    Share-based payments (continued)

When the options are exercised, the Company issues new shares. The proceeds received, net of any directly attributable transaction costs, are credited to stated capital (as they are no par value shares).

Fair value is measured using the Black-Scholes or Binomial tree option pricing models where applicable. The expected life used in the models has been adjusted, based on management’s best estimate, for the effects of non-transferability, exercise restrictions and behavioural considerations such as volatility, dividend yield and the vesting period. The fair value takes into account the terms and conditions on which these incentives are granted and the extent to which the employees have rendered service to the reporting date.

If the share based payments granted do not vest until the counterparty completes a specified period of service, Group accounts for those services as they are rendered by the counterparty during the vesting period, (or on a straight line basis over the vesting period).

If the share based payments vest immediately the services received are recognised in full.

If a grant of equity instruments is cancelled or settled during the vesting period (other than a grant cancelled by forfeiture when the vesting conditions are not satisfied), the Group accounts for the cancellation or settlement as an acceleration of vesting, and shall therefore recognise immediately in profit or loss, the amount that otherwise would have been recognised for services received over the remainder of the vesting period.

1.13    Employee benefits

Short-term and Long-term employee benefits

Remuneration of employees is charged to the income statement. Short-term employee benefits are those that are expected to be settled completely within 12 months after the end of the reporting period in which the services have been rendered. Short-term employee benefit obligations are measured on an undiscounted basis and are charged to the income statement as the related service is provided. Long-term employee benefits are those benefits that are expected to be settled more than 12 months after the end of the reporting period, in which the services have been rendered and are discounted to their present value. An accrual is recognised for accumulated leave, incentive bonuses and other employee benefits when the Group has a present legal or constructive obligation as a result of past service provided by the employee, and a reliable estimate of the amount can be made.

Defined contribution plans

Such plans are plans under which the Group pays fixed contributions into a separate legal entity and has no legal or constructive obligation to pay further amounts. Contributions to defined contribution pension plans are charged to the income statement as an employee expense in the period in which related services are rendered by the employee.

Short Term Benefits - Bonus

The Group recognizes a liability and an expense for bonuses based on the achievement of defined key performance criteria. An accrual is recognized where the Group is contractually obliged or where there is a past practice that has created a constructive obligation.

Termination benefits

Termination benefits are recognised as a liability when the Group is demonstrably committed, without realistic possibility of withdrawal, to a formal detailed plan to either terminate employment before normal retirement date, or to provide termination benefits as a result of an offer made to encourage voluntary redundancy. In the case of an offer to encourage voluntary redundancy, the termination benefits are measured based on the number of employees expected to accept the offer. Benefits that are expected to be wholly settled more than 12 months after the end of the reporting period are discounted to their present value.

1.14    Provisions and contingencies

Provisions are recognised when the Group has a present legal or constructive obligation as a result of a past event for which it is probable that an outflow of resources will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation. Provisions are not recognised for future operating losses.

Long-term provisions are determined by discounting the expected future cash flows to their present value. The increase in discounted long- term provisions as a result of the passage of time is recognised as a finance expense in the income statement.

Contingent assets and liabilities are not recognised.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Accounting Policies
1.    Presentation of Group Financial Statements

1.15    Deferred income

Revenue received prior to delivery occurring or the service being rendered is stated on the statement of financial position as deferred income and is recognised in the income statement when the revenue recognition criteria, detailed below, are met.

1.16    Revenue

Revenue is measured at the fair value of consideration received or receivable for the sale of goods and services by the Group in the ordinary course of its business activities. Revenue includes amounts earned from the sale of hardware, subscription revenue for vehicle tracking services provided to customers, subscription revenue for fleet management services provided to customers, revenue from the installation of vehicle tracking and fleet management solutions. Revenue is shown net of discounts, value-added taxes (both locally and internationally) and after inter-company sales within the Group have been eliminated.

1) Hardware
Revenue from the sale of hardware is recognised when:
- the Group has transferred to the buyer the significant risks and rewards of ownership of the goods;
- the Group retains neither continuing managerial involvement to the degree usually associated with ownership nor effective control over the goods sold;
- the amount of revenue can be measured reliably;
- it is probable that the economic benefits associated with the transaction will flow to the Group; and
- the costs incurred or to be incurred in respect of the transaction can be measured reliably.

2) Installation
Revenue from installation of vehicle tracking and fleet management units is recognised once the installation is complete and tested successfully.

3) Subscription Revenue
Subscription based revenue for vehicle tracking and fleet management services is recognised by reference to the stage of completion of the contract at the end of the reporting period. Where hardware is provided as part of the contract concluded with the customer, the portion of the subscription relating to the recovery of the cost of the hardware is recognised as rental income and is also recognised by reference to the stage of completion of the contract at the end of the reporting period. The outcome of a subscription or rental revenue transaction can be estimated reliably when all the following conditions are satisfied:
- the amount of revenue can be measured reliably;
- it is probable that the economic benefits associated with the transaction will flow to the Group;
- the stage of completion of the transaction at the end of the reporting period can be measured reliably; and
- the costs incurred for the transaction and the costs to complete the transaction can be measured reliably.

4) Interest income
Interest is recognised, in profit or loss, using the effective interest rate method.

1.17    Cost of sales

When inventories are sold, the carrying amount of those inventories is recognised as an expense in the period in which the related revenue is recognised. The amount of any write-down of inventories to net realisable value and all losses of inventories are recognised as an expense in the period the write-down or loss occurs. The amount of any reversal of any write-down of inventories, arising from an increase in net realisable value, is recognised as a reduction in the amount of inventories recognised as an expense in the period in which the reversal occurs.

The related cost of providing services recognised as revenue in the current period is included in cost of sales.

Contract costs comprise:
- Airtime and data usage payable to cellular network service providers.
- Direct costs associated with providing vehicle tracking and fleet management services and
- Any such other costs as are specifically chargeable to the customer under the terms of the contract.

1.18    Earnings and Headline Earnings per share

Earnings per share
The Group presents basic and diluted earnings per share data for its ordinary shares. Basic earnings per share is calculated by dividing the profit or loss attributable to ordinary shareholders of the Group by the weighted average number of ordinary shares outstanding during the year, adjusted for own shares held. Diluted earnings per share is determined by dividing the profit or loss attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding, adjusted for own shares held as well as the effect of all dilutive potential ordinary shares.

Headline earnings per share
Headline earnings per share is calculated as per the rules set out in Circular 2/2013 - Headline Earnings.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Accounting Policies
1.    Presentation of Group Financial Statements

1.19    Segment Reporting

An operating segment is a component of the Group that engages in business activities from which it may earn revenues and incur expenses, including revenues and expenses that relate to transactions with any of the Group’s other components. All operating segments’ operating results are reviewed regularly by the Group’s Chief Financial Officer to make decisions about resources to be allocated to the segment and to assess its performance, and for which discrete financial information is available.

The Group has identified reportable segments that are used by the Group’s Chief Financial Officer to make key operating decisions, allocate resources and assess performance. The reportable segments are based on the Group's business by service or product.

The Group’s principal activities include the distribution of manufactured fleet management and vehicle tracking solutions as well as investing in research, manufacturing and development of vehicle tracking and fleet management solutions for distribution.

Operating results are reported and reviewed regularly by the Group’s Chief Financial Officer and include items directly attributable to a segment as well as those that can be attributed on a reasonable basis, whether from external transactions or from transactions with other Group segments.

Unallocated items mainly comprise corporate expenses which do not directly relate to the operating activities of the segments or which cannot be re-allocated on a reasonable basis. Segment results are determined before any adjustment for non-controlling interests.

Segment assets and liabilities comprise those operating assets and liabilities that are directly attributable to the segment or can be allocated to the segment on a reasonable basis. Goodwill is allocated to Group services.

Segment capital expenditure is the total cost incurred during the year to acquire property, plant and equipment, and intangible assets other than goodwill.

1.20    Measurement of fair values

A number of the Group's accounting policies and disclosures require the measurement of fair values, for both financial and non-financial assets and liabilities.

The Group Chief Financial Officer has overall responsibility for overseeing all significant fair value measurements, including Level 3 fair values.

The Group Chief Financial Officer regularly reviews significant unobservable inputs and valuation adjustments.

When measuring the fair value of an asset or liability, the Group uses market observable data as far as possible. Fair values are categorised into different levels in a fair value hierarchy based on the inputs used in the valuation techniques as follows.
-Level 1 - quoted prices (unadjusted) in active markets for identical assets or liabilities.
-Level 2 - inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly
(i.e. as prices) or indirectly (i.e. derived from prices).
-Level 3 - inputs for the asset or liability that are not based on observable market data (unobservable inputs).

If the inputs used to measure the fair value of an asset or liability might be categorised in different levels of the fair value hierarchy, then the fair value measurement is categorised in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement.

The Group recognises transfers between levels of the fair value hierarchy at the end of the reporting period during which the change has occurred.

Further information about the assumptions made in measuring fair values is included in the financial instruments accounting policy.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Accounting Policies
1.    Presentation of Group Financial Statements

1.21    Significant judgements and sources of estimation uncertainty

The Group makes judgements, estimates and assumptions concerning the future when preparing the consolidated annual financial statements. Actual results may differ from these estimates. Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimates are revised and in any future periods affected. The judgements, estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities are discussed below.

Loans and receivables

Loans and receivables are financial assets with fixed or determinable payments that are not quoted in an active market. Such assets are recognised initially at fair value plus any directly attributable transaction costs. Subsequent to initial recognition, loans and receivables are measured at amortised cost using the effective interest method, less any impairment losses.

Appropriate allowances for estimated irrecoverable amounts are recognised in profit or loss when there is objective evidence that the asset is impaired. Significant financial difficulties of the debtor, probability that the debtor will enter bankruptcy or financial reorganisation, and default or delinquency in payments (more than 60 days overdue) are considered indicators that the trade receivable is impaired. The allowance recognised is measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows discounted at the effective interest rate computed at initial recognition.

The carrying amount of the asset is reduced through the use of an allowance account, and the amount of the loss is recognised in the statement of comprehensive income within operating expenses. When a trade receivable is uncollectible, it is written off against the allowance account for trade receivables. Subsequent recoveries of amounts previously written off are credited against operating expenses in the statement of comprehensive income.

Loans and receivables comprise loans, trade receivables, cash and cash equivalents and other receivables.

For all financial instruments carried at amortised cost where the effects of time value of money are not considered to be material the instruments are not discounted as their face values approximate their amortised cost.

The fair value of loans and receivables is estimated at the present value of future cash flows, discounted at the market rate of interest at the reporting date. This fair value is determined for disclosure purposes or when acquired in a business combination.

Allowance for slow moving, damaged and obsolete stock

An allowance for stock to write stock down to the lower of cost or net realisable value has been provided. Management has made estimates of the selling price and direct cost to sell on certain inventory items. The write down is included in the inventories note.

Options granted

Management used the Black Scholes model to determine the value of the options at issue date. Additional details regarding the estimates are included in the note 13 - Share-based payments.

Fair value of assets acquired in business combinations

Fair values are attributed to the identifiable assets, intangible assets, liabilities and contingent liabilities acquired during a business combination. These fair values are determined by reference to active market values, or where these are unavailable, by reference to current market prices of similar assets or liabilities, or by applying a discounted cash flow model to the expected future cash flows to be generated.

Impairment testing of goodwill, tangible and intangible assets

Goodwill

The Group tests goodwill for impairment on an annual basis, in accordance with the accounting policy disclosed in Note 1.5. The recoverable amounts of cash-generating units have been determined based on value-in-use calculations. These calculations are performed internally by the Group and require the use of estimates and assumptions.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Accounting Policies
1.    Presentation of Group Financial Statements

1.21    Significant judgements and sources of estimation uncertainty (continued)

The input factors most sensitive to change are management estimates of future cash flows based on budgets and forecasts, growth rates and discount rates. Further detail on these assumptions has been disclosed in note 4. The Group has performed a sensitivity analysis by varying these input factors by a reasonably possible margin and assessing whether the changes in input factors result in any of the goodwill allocated to appropriate cash generating units being impaired. Goodwill impairment in the current year amounted to R nil (2013: R57,500,000), refer to note 4.

Intangible assets
The relative size of the Group’s intangible assets with finite useful lives makes the judgements surrounding the estimated useful lives and residual values critical to the Group’s financial position and performance. Useful lives are reviewed on an annual basis with the effects of any changes in estimate accounted for on a prospective basis. The residual values of intangible assets are assumed to be zero.

The basis for determining the useful lives for the various categories of intangible assets is as follows:

Intangible assets under development
These are costs directly attributable to the design and testing of identifiable and unique software products controlled by the Group and are recorded as intangible assets by the Group when the criteria in note 5 have been met. The assessment as to when these criteria have been met is subjective and capitalization has been based on management’s best judgement of facts and circumstances in existence at year-end.

Other intangible assets
Useful lives of other intangible assets are based on management’s estimates and take into account historical experience as well as future events which may impact the useful lives.

Provisions
Provisions raised were based on the best estimate of the obligation using information available at the reporting date. Additional disclosure of these estimates of provisions are included in note 17.

Taxation
Judgement is required in determining the provision for income taxes due to the complexity of legislation. There are many transactions and calculations for which the ultimate tax determination is uncertain during the ordinary course of business. Where the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact the income tax and deferred tax provisions in the period in which such determination is made.

The Group recognises the net future tax benefit related to deferred income tax assets to the extent that it is probable that the deductible temporary differences will reverse in the foreseeable future. Assessing the recoverability of deferred income tax assets requires the Group to make significant estimates related to expectations of future taxable income. Estimates of future taxable income are based on forecast cash flows from operations and the application of existing tax laws in each jurisdiction. To the extent that future cash flows and taxable income differ significantly from estimates, the ability of the Group to realise the net deferred tax assets recorded at the end of the reporting period could be impacted.

Subsidiaries
Subsidiaries are entities controlled by the Group. Control is achieved when the Group is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee.

The Group also considers the following facts and circumstances in assessing whether it has power over an investee:
a) Contractual arrangements.
b) Rights arising from contractual arrangements.
c) Group’s voting rights and potential voting rights.

The Group re-assesses whether or not it controls an investee if facts and circumstances indicate changes to the elements of control.

Residual values and useful lives of property, plant and equipment
The estimation of the useful lives of property, plant and equipment is based on historic performance as well as expectations about future use and therefore requires a significant degree of judgement to be applied by management. The depreciation rates used represent management’s current best estimate of the useful lives of the assets.

Useful lives of intangible assets
The estimation of the useful lives of intangible assets is based on historic performance as well as expectations about future use and therefore requires a significant degree of judgement to be applied by management. These rates represent management’s best estimate of the useful lives of these assets.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

2.    New Standards and Interpretations

2.1    Standards and interpretations effective and adopted in the current year

In the current year, the group has adopted all standards and interpretations that are effective for the current financial year and that are relevant to its operations. The adoption of these standards and interpretations has not impacted the group's results but has resulted in additional disclosure.

IFRS 10 Consolidated Financial Statements

IFRS 10 replaces IAS 27, Consolidated and Separate Financial Statements that addresses the accounting for consolidated financial statements and SIC-12 Consolidation - Special Purpose Entities. IFRS 10 provides a single basis for consolidation with a new definition of control.

The effective date of the standard is for years beginning on or after 01 January 2013.

The adoption of IFRS 10 did not result in any material change in the consolidation status of its subsidiaries.

IFRS 12 Disclosure of Interests in Other Entities

The standard requires an entity to disclose information that enables users of financial statements to evaluate the nature of, and risks associated with, its interests in subsidiaries, entities that are not fully consolidated, including joint arrangements, associates and special purposes entities; and the effects of those interests on its financial position, financial performance and cash flows.

The effective date of the standard is for years beginning on or after 01 January 2013.

The group has adopted the standard for the first time in the 2014 group financial statements.

The adoption of IFRS 12 resulted in additional disclosures on interests in subsidiaries (note 6) and associates (note 7).

IFRS 13 Fair Value Measurement

IFRS 13 establishes a single framework for measuring fair value and making disclosures about fair value measurements when such measurements are required or permitted by other IFRSs. The standard defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It replaces and expands the disclosure requirements about fair value. It replaces and expands the disclosure requirements about fair value measurements in other IFRSs, including IFRS 7.

In accordance with the transitional provisions of IFRS 13, the Group has applied the new fair value measurement guidance prospectively and has not provided any comparative information for new disclosures. Notwithstanding the above, the change had no significant impact on the measurements of the Group's assets and liabilities.

IAS 19 Employee Benefits Revised

- Requires recognition of changes in the net defined benefit liability (asset) including immediate recognition of defined benefit cost, disaggregation of defined benefit cost into components, recognition of measurements in other comprehensive income, plan amendments, curtailments and settlements
- Introduces enhanced disclosures about defined benefit plans
- Modifies accounting for termination benefits, including distinguishing benefits provided in exchange for service and benefits provided in exchange for the termination of employment and affect the recognition and measurement of termination benefits
- Clarification of miscellaneous issues, including the classification of employee benefits, current estimates of mortality rates, tax and administration costs and risk-sharing and conditional indexation features

The effective date of the amendment is for years beginning on or after 01 January 2013.

The group has adopted the amendment for the first time in the 2014 group financial statements. The impact of the amendment is not material.

Disclosures - Offsetting Financial Assets and Financial Liabilities (Amendments to IFRS 7)

Amendment requires additional disclosures for financial assets and liabilities which are offset and for financial instruments subject to master netting arrangements.

The effective date of the amendment is for years beginning on or after 01 January 2013.

The group has adopted the amendment for the first time in the 2014 group financial statements.

The impact of the amendment is not material.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

IAS 1 - Annual Improvements for 2009 - 2011 cycle

Clarification is provided on the requirements for comparative information. Specifically, if a retrospective restatement is made, a retrospective change in accounting policy or a reclassification, the statement of financial position at the beginning of the previous period is only required if the impact on the beginning of the previous period is material. Related notes are not required, other than disclosure of specified information.

The effective date of the amendment is for years beginning on or after 01 January 2013.

The group has adopted the amendment for the first time in the 2014 group financial statements. The impact of the amendment is not material.

IAS 16 - Annual Improvements for 2009 - 2011 cycle

Spare parts, stand by equipment and servicing equipment should only be classified as property, plant and equipment if they meet the definition.

The effective date of the amendment is for years beginning on or after 01 January 2013.

The group has adopted the amendment for the first time in the 2014 group financial statements. The impact of the amendment is not material.

IAS 32 - Annual Improvements for 2009 - 2011 cycle

Tax effects of distributions made to holders of equity instruments. Income tax relating to distributions made to holders of equity instruments and tax effects of transaction costs of equity transactions must be accounted for in accordance with IAS 12 Income Taxes.

The effective date of the amendment is for years beginning on or after 01 January 2013.

The group has adopted the amendment for the first time in the 2014 group financial statements. The impact of the amendment is not material.

IAS 34 - Annual Improvements for 2009 - 2011 cycle

Clarification on reporting of segment assets and segment liabilities in interim financial reports. Such reporting is only required when it is regularly reported to the chief operating decision maker, and when there has been a material change from the previous annual financial statements.

The effective date of the amendment is for years beginning on or after 01 January 2013.

The group has adopted the amendment for the first time in the 2014 group financial statements.

The adoption of this amendment has resulted in more disclosure than would have previously been provided in the group financial statements.

Consolidated Financial Statements, Joint Arrangements and Disclosures of Interests in Other Entities: Transition Guidance.

Transitional guidance for the application of IFRS 10, IFRS 11 and IFRS 12. The amendment limits the requirement to provide adjusted comparative information to only the preceding comparative period.

The effective date of the amendment is for years beginning on or after 01 January 2013.

The group has adopted the amendment for the first time in the 2014 group financial statements.

The adoption of this amendment has not had a material impact on the results of the company, but has resulted in more disclosure than would have previously been provided in the group financial statements.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

2.2    Standards and interpretations not yet effective

The group has chosen not to early adopt the following standards and interpretations, which have been published and are mandatory for the group’s accounting periods beginning on or after 01 July 2014.

IFRS 9 Financial Instruments

This new standard replaces IAS 39 Financial Instruments: Recognition and Measurement. To date, the standard includes chapters for classification, measurement and derecognition of financial assets and liabilities. The following are main changes from IAS 39:
- Financial assets will be categorised as those subsequently measured at fair value or at amortised cost.
- Financial assets at amortised cost are those financial assets where the business model for managing the assets is to hold the assets to collect contractual cash flows (where the contractual cash flows represent payments of principal and interest only). All other financial assets are to be subsequently measured at fair value.
- Under certain circumstances, financial assets may be designated as at fair value.
- For hybrid contracts, where the host contract is an asset within the scope of IFRS 9, then the whole instrument is classified in accordance with IFRS 9, without separation of the embedded derivative. In other circumstances, the provisions of IAS 39 still apply.
- Voluntary reclassification of financial assets is prohibited. Financial assets shall be reclassified if the entity changes its business model for the management of financial assets. In such circumstances, reclassification takes place prospectively from the beginning of the first reporting period after the date of change of the business model.
- Financial liabilities shall not be reclassified.
- Investments in equity instruments may be measured at fair value through other comprehensive income. When such an election is made, it may not subsequently be revoked, and gains or losses accumulated in equity are not recycled to profit or loss on derecognition of the investment. The election may be made per individual investment.
- IFRS 9 does not allow for investments in equity instruments to be measured at cost.
- The classification categories for financial liabilities remains unchanged. However, where a financial liability is designated as at fair value through profit or loss, the change in fair value attributable to changes in the liabilities credit risk shall be presented in other comprehensive income. This excludes situations where such presentation will create or enlarge an accounting mismatch, in which case, the full fair value adjustment shall be recognised in profit or loss.

The effective date of the standard is for years beginning on or after 01 January 2018.

The group expects to adopt the standard for the first time in the 2019 group financial statements. It is unlikely that the standard will have a material impact on the group financial statements.

Offsetting Financial Assets and Financial Liabilities (Amendments to IAS 32)

Clarification of certain aspects concerning the requirements for offsetting financial assets and financial liabilities.

The effective date of the amendment is for years beginning on or after 01 January 2014.

The group expects to adopt the amendment for the first time in the 2015 group financial statements.

The adoption of this amendment may result in more disclosure than is currently provided in the group financial statements.

IAS 36 - Recoverable Amount Disclosures for Non-Financial Assets

The amendment brings the disclosures for impaired assets whose recoverable amount is fair value less costs to sell in line with the disclosure requirements of IFRS 13 Fair Value Measurements.

The effective date of the amendment is for years beginning on or after 01 January 2014.

The group expects to adopt the amendment for the first time in the 2015 group financial statements. It is unlikely that the amendment will have a material impact on the group financial statements.

IFRS 2: Share based Payments

Amendment - Definitions changed for vesting condition and service condition; and definition added for performance condition and service condition.

The effective date of the amendment is for years beginning on or after 01 January 2014.

The group expects to adopt the amendment for the first time in the 2015 group financial statements.

It is unlikely that the amendment will have a material impact on the group financial statements.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

2.2    Standards and interpretations not yet effective (continued)

IFRS 3 : Business Combinations

The amendment provides guidance on contingent considerations that shall be treated in accordance with the IFRS 9 (IAS 39) requirements where it is a financial instrument, or it shall be measured at fair value at each reporting date with changes recognised in profit or loss.

Further amendments cover the accounting for the formation of joint arrangements in the financial statements of the joint arrangement itself is scoped out of IFRS 3.

The effective date of the amendment is for years beginning on or after 01 January 2014.

The group expects to adopt the amendment for the first time in the 2015 group financial statements. It is unlikely that the amendment will have a material impact on the group financial statements.

IFRS 8 : Operating segments

The amendments include a brief description of the operating segments that have been aggregated in accordance with IFRS 8.12 and the economic indicators assessed in determining that the segments share similar economic characteristics must be disclosed where this judgement is applied. Also, a reconciliation of reportable segments’ assets to the entity’s is only required if the segment assets are reported in accordance with paragraph 23.

The effective date of the amendments is for years beginning on or after 01 January 2014.

The group expects to adopt the amendments for the first time in the 2015 group financial statements.

It is unlikely that the amendment will have a material impact on the group financial statements.

IFRS 15 Revenue from contracts with customers

New standard that establishes a single, comprehensive and robust framework for the recognition, measurement and disclosure of revenue.

The effective date of the standard is for years beginning on or after 01 January 2017.

The group expects to adopt the standard for the first time in the 2018 group financial statements.

IAS 24 Related Party Disclosures

The following amendments have been made:
- The definition of related parties includes the entity, or any member of a group of which it is a part, that provides key management personnel services to the reporting entity or its parent.
- Details of the individual employee benefits do not need to be disclosed for an entity that provides key management personnel services.
- The amounts incurred for key management personnel services from an entity must be disclosed. The amendment relates to the recognition and classification of servicing equipment.

The effective date of the amendment is for years beginning on or after 01 January 2014.

The group expects to adopt the amendment for the first time in the 2015 group financial statements. It is unlikely that the amendment will have a material impact on the group financial statements.

IAS 39 Financial Instruments: Recognition and Measurement

The amendment clarifies that a contingent consideration of an acquirer in a business combination is classified as a financial liability or financial asset at fair value through profit or loss. Consequential amendments as a result of IFRS 10, 11 & 12.

The effective date of the amendment is for years beginning on or after 01 July 2014.

The group expects to adopt the amendment for the first time in the 2015 group financial statements. It is unlikely that the amendment will have a material impact on the group financial statements.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

2.2    Standards and interpretations not yet effective (continued)

IAS 37 Provisions, Contingent Liabilities and Contingent Assets

The amendment states that a contingent consideration of an acquirer in a business combination is now scoped out of IAS 37.

The effective date of the amendment is for years beginning on or after 01 July 2014.

The group expects to adopt the amendment for the first time in the 2015 group financial statements.

It is unlikely that the amendment will have a material impact on the group financial statements.

IAS 38 Intangible Assets

The following amendments have been made on the revaluation the carrying amount of an asset is adjusted to that value in one of the following ways:
i. The gross carrying amount is adjusted consistently with the valuation (e.g. change the total or change the carrying amount to that with accumulated depreciation adjusted proportionately).
ii. The accumulated depreciation is eliminated against the gross carrying amount of the asset.

The effective date of the amendment is for years beginning on or after 01 July 2014.

The group expects to adopt the amendment for the first time in the 2015 group financial statements.

It is unlikely that the will have a material impact on the group financial statements.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

3. Property, plant and equipment	2014			2013
	Cost	Accumulated depreciation	Carrying value	Cost	Accumulated depreciation	Carrying value
	R'000	R'000	R'000	R'000	R'000	R'000
Land	3,560	—	3,560	3,560	—	3,560
Buildings	37,356	(4,197)	33,159	37,356	(3,450)	33,906
Plant and Machinery	7,148	(4,798)	2,350	4,675	(3,338)	1,337
Furniture and fixtures	8,598	(6,361)	2,237	8,054	(5,074)	2,980
Motor vehicles	33,321	(18,309)	15,012	30,817	(13,671)	17,146
Office equipment	16,823	(13,338)	3,485	15,667	(12,437)	3,230
IT equipment	27,046	(23,197)	3,849	26,023	(21,560)	4,463
Computer software	25,376	(21,605)	3,771	24,038	(18,844)	5,194
Leasehold improvements	7,191	(6,128)	1,063	8,525	(6,065)	2,460
Rental Assets	240,425	(171,292)	69,133	225,316	(137,353)	87,963
Total	406,844	(269,225)	137,619	384,031	(221,792)	162,239
Reconciliation of property, plant and equipment - 2014

	Opening balance	Additions	Disposals	Foreign exchange movements	Depreciation	Impairment loss	Closing balance
	R'000	R'000	R'000	R'000	R'000	R'000	R'000
Land	3,560	—	—	—	—	—	3,560
Buildings	33,906	—	—	—	(747)	—	33,159
Plant and Machinery	1,337	2,617	(58)	63	(1,609)	—	2,350
Furniture and fixtures	2,980	312	(16)	177	(1,216)	—	2,237
Motor vehicles	17,146	8,916	(2,365)	(181)	(8,504)	—	15,012
Office equipment	3,230	2,207	(733)	1,465	(2,684)	—	3,485
IT equipment	4,463	2,250	(163)	77	(2,778)	—	3,849
Computer software	5,194	3,529	(669)	(246)	(4,037)	—	3,771
Leasehold improvements	2,460	72	(462)	23	(1,030)	—	1,063
Rental Assets	87,963	59,468	(34,445)	1,645	(41,183)	(4,315)	69,133
	162,239	79,371	(38,911)	3,023	(63,788)	(4,315)	137,619
Reconciliation of property, plant and equipment - 2013

	Opening balance	Additions	Additions through business combinations	Disposals	Foreign exchange movements	Depreciation	Impairment loss	Closing balance
	R'000	R'000	R'000	R'000	R'000	R'000	R'000	R'000
Land	3,560	—	—	—	—	—	—	3,560
Buildings	34,653	—	—	—	—	(747)	—	33,906
Plant and Machinery	1,282	901	20	(528)	823	(1,161)	—	1,337
Furniture and fixtures	3,984	695	35	(652)	389	(1,471)	—	2,980
Motor vehicles	21,031	6,295	—	(4,600)	2,400	(7,980)	—	17,146
Office equipment	4,942	1,023	4	(1,142)	122	(1,719)	—	3,230
IT equipment	5,413	2,477	100	(474)	(449)	(2,604)	—	4,463
Computer software	3,809	6,714	63	(19)	(877)	(4,496)	—	5,194
Leasehold improvements	3,700	220	—	(3)	(421)	(1,036)	—	2,460
Rental Assets	90,665	70,624	—	(8,065)	(5,950)	(46,378)	(12,933)	87,963
	173,039	88,949	222	(15,483)	(3,963)	(67,592)	(12,933)	162,239

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

Pledged as security	2014	2013
	R'000	R'000
Carrying value of assets pledged as security:

Buildings	33,159	33,906
The building serves as security for a mortgage bond with ABSA Bank Limited

Assets subject to finance lease (Net carrying amount)

Motor vehicles	7,448	9,931
Leasehold improvements	1,063	2,460
	8,511	12,391

Details of properties

Sectional Title Units 1,2,11,12 is scheme SS Regency Office Park, Route 21 Office Park

- Purchase price: 30 January 2008	34,591	34,591
- Capitalised expenditure	2,765	2,765
	37,356	37,356

Land situated on portion 35 of the farm Merlish 205

- Purchase price: 2006	3,560	3,560

Disposals

All disposals in the current and prior reporting periods were disposed during the normal course of business.

Impairment

During the 2014 financial year, rental units were identified for which the revenue recognition was stopped as the rental income from customers was no longer recoverable, therefore no future benefit could be derived from these units. Accordingly, management estimated the recoverable amount of the rental units as being nil based on the value in use. An impairment loss of R 4 314 656 (2013 : R12 933 320) was recognised with respect to the Rental Stock.

The impairment loss has been recognised in the statement of comprehensive income.

The above represents a reconciliation for the group as the company does not own any property, plant and equipment.

Useful lives

The estimation of the useful lives of property, plant and equipment is based on historic performance as well as expectations about future use and therefore requires a significant degree of judgement to be applied by management. These depreciation rates represent management’s current best estimate of the useful lives of the assets.

4. Goodwill	2014			2013
	Cost	Accumulated impairment	Carrying value	Cost	Accumulated impairment	Carrying value
	R'000	R'000	R'000	R'000	R'000	R'000
Goodwill	235,832	(57,500)	178,332	216,280	(57,500)	158,780

Reconciliation of goodwill - 2014	Opening balance	Foreign exchange movements	Carrying value
	R'000	R'000	R'000
Goodwill	158 780	19 552	178 332

Reconciliation of goodwill - 2013	Opening balance	Additions through business combinations	Disposals through business divesture	Foreign exchange movements	Impairment loss	Carrying value
	R'000	R'000	R'000	R'000	R'000	R'000
Goodwill	220,584	3,801	(41,631)	33,526	(57,500)	158,780

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

4.	Goodwill (continued)

Goodwill has been allocated to the following cash - generating units ("CGU's") for the purposes of impairment testing:

Cash Generating Unit	2014		2013
	Carrying value R'000	Carrying value prior to impairment losses R'000	Impairment losses recongnised R'000	Carrying value after impairment losses R'000
South African Operations
DigiCore Electronics (Proprietary) Limited	8,953	8,953	—	8,953
Ctrack SA (Proprietary) Limited	9,195	9,195	—	9,195
DigiCore Fleet Management SA (Proprietary) Limited	1,458	1,458	—	1,458
Alchemist House (Proprietary) Limited	—	3,801	(3,801)	—
Overseas Operations
Ctrack Limited	51,998	51,321	(8,000)	43,321
DigiCore Europe B.V.	42,034	76,090	(37,286)	38,804
Ctrack Benelux B.V.	48,032	42,460	—	42,460
Ctrack Deutschland GmbH	6,055	4,996	—	4,996
Ctrack UK Limited	—	8,413	(8,413)	—
Ctrack (Proprietary) Limited	10,607	9,593	—	9,593
	178,332	216,280	(57,500)	158,780

Impairment assessment

Goodwill is reviewed annually for impairment, or more frequently when there are indicators that impairment may have occurred, by comparing the carrying value to its recoverable amount. The impairment loss is recognised separately in the statement of comprehensive income.

The recoverable amount of all cash generating units were determined to be higher than the carrying amount in the current reporting period and therefore no impairment charge emanated.

During the 2013 financial year, the group impaired goodwill as the recoverable amount of relevant cash generating unit was less than the carrying value. The recoverable amount was calculated as the value in use. The impairment loss of R57,500,000 was recognised in the statement of comprehensive income in the 2013 financial year.

The cash generating capabilities of all CGU's were determined by discounting the future cash flows generated from continuing operations.

Key assumptions used in impairment testing for goodwill impaired in the current period.

The recoverable amount of each operation's CGU is based on value-in-use calculations. The calculations are based upon discounting expected pre- tax cash flows at a risk adjusted interest rate appropriate to the cash generating unit, the determination of both of which requires the exercise of judgement. The estimation of pre-tax cash flows is sensitive to the periods for which forecasts are available and to assumptions regarding the long- term sustainable cash flows. While forecasts are compared with actual performance and external economic data, expected cash flows naturally reflect management's view of future performance.

South African Operations

The recoverable amount of above CGU's have been determined based on a value in use calculation. The calculation uses cash flow projections based on the 2015 financial year budgets approved by management, cash flow projections have been calculated for a further four years to 2019. The discount rate used for the determination of the value in use were between 15% and 17%. For the purposes of the calculations, cash flows beyond that period have been extrapolated using a steady 5% growth rate. The growth rate does not exceed the long-term average growth rate for the market in which the entity operates and is consistent with the long term average of the industry.

The pre-tax discount rate for each cash generating unit was applied in determining the recoverable amount of each cash generating unit. The discount rate was estimated based on an industry average weighted average cost of capital, and using a pre-tax market interest rate of 9%.

The values assigned to the key assumptions represent management’s assessment of future trends in the industry and are based on both external sources and internal sources (historical data).

Overseas operations

The recoverable amount above CGU's have been determined based on a value in use calculation. The calculation uses cash flow projections based on the 2015 financial year budgets approved by management, cash flow projections have been calculated for a further four years to 2019. The discount rate used for the determination of the value in use is between 6% - 8%. For the purposes of the calculations, cash flows beyond that period have been extrapolated using a steady growth rate of 4%. The growth rate does not exceed the long-term average growth rate for the market in which the entity operates and is consistent with the long term average of the industry.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

4.	Goodwill (continued)

The pre-tax discount rate for each cash generating unit was applied in determining the recoverable amount of each cash generating unit. The discount rate was estimated based on an industry average weighted average cost of capital, and using a pre-tax market interest rate of between 2% - 4%.

The Values assigned to the key assumptions represent management’s assessment of future trends in the industry and are based on both external sources and internal sources (historical data).

5. Intangible assets	2014			2013
	Cost	Accumulated impairment	Carrying amount	Cost	Accumulated impairment	Carrying amount
	R'000	R'000	R'000	R'000	R'000	R'000
Technology Related Contracts	20,117	(19,534)	583	16,967	(12,734)	4,233
Customer Contracts	23,633	(12,234)	11,399	19,689	(7,774)	11,915
Intangible assets under development	112,285	(22,596)	89,689	92,345	(23,156)	69,189
	156,035	(54,364)	101,671	129,001	(43,664)	85,337

Reconciliation of intangible assets - 2014	Opening balance	Additions	Foreign exchange movements	Amoritsation	Closing balance
	R'000	R'000	R'000	R'000	R'000
Technology Related Contracts	4,233	—	31	(3,681)	583
Customer Contracts	11,915	—	2,202	(2,718)	11,399
Intangible assets under development	69,189	36,509	2,184	(18,193)	89,689
	85,337	36,509	4,417	(24,592)	101,671

Reconciliation of intangible assets - 2013	Opening balance	Additions	Foreign exchange movements	Amoritsation	Closing balance
	R'000	R'000	R'000	R'000	R'000
Technology Related Contracts	7,111	—	740	(3,618)	4,233
Customer Contracts	12,385	—	1,779	(2,249)	11,915
Intangible assets under development	59,991	19,418	(752)	(9,468)	69,189
	79,487	19,418	1,767	(15,335)	85,337

Internally Generated

Development Costs
Development costs relate to costs incurred in developing vehicle tracking and fleet management solutions for worldwide distribution. Once these projects are ready for commencement,the asset is amortized over the expected useful life of 5 years. Included in this category are R35,509,320 worth of development costs that are not available for their intended use and have not been amortized.

Acquired through business combinations

Technology Related Contracts
Technology related contracts arose due to the business combinations with Ctrack UK Limited, Ctrack Ireland and Minor Planet systems B.V., which occurred in the 2011 financial year. These assets are amortised over the expected useful life of 4 years.

Customer Contracts
Customer contracts were acquired due to the business combination with Ctrack UK Limited, which occurred during the 2011 financial year. These assets are amortised over the expected useful life of 6-8 years. Refer to the business combinations note.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

6.    Interests in subsidiaries including consolidated structured entities

The following table lists the entities which are controlled by the group, either directly or indirectly through subsidiaries:

Name of company	Held by	% holding and voting power 2014	% holding and voting power 2013
DigiCore Electronics (Proprietary) Limited	1	100,00%	100,00%
Ctrack SA (Proprietary) Limited	1	100,00%	100,00%
DigiCore Fleet Management SA (Proprietary) Limited	1	100,00%	70,00%
DigiCore Financial Services (Proprietary) Limited	1	100,00%	100,00%
DigiCore Properties (Proprietary) Limited	1	100,00%	100,00%
DigiCore Management Services (Proprietary) Limited T/A Ctrack Mzansi	2	51,00%	51,00%
Integrated Fare Collection Services (Proprietary) Ltd	1	98,00%	98,00%
Alchemist House (Proprietary) Limited T/A Fleet Connect	2	51,00%	51,00%
Dedical (Proprietary) Limited	2	51,00%	51,00%
DigiCore Cellular (Proprietary) Limted	1	100,00%	100,00%
DigiCore Technologies (Proprietary) Limited	1	100,00%	100,00%
DigiCore Brands (Proprietary) Limited	1	100,00%	100,00%
DigiCore International (Proprietary) Limited	1	100,00%	100,00%
DigiCore Investments (Proprietary) Limited	1	100,00%	100,00%
DigiCore International Holdings BV	1	100,00%	100,00%
Ctrack Asia Sdn Bhd	4	90,00%	90,00%
Ctrack (Proprietary) Limited	4	92,00%	92,00%
Ctrack New Zealand Limited	5	100,00%	100,00%
Ctrack Limited	6	100,00%	100,00%
Ctrack UK Limited	6	100,00%	100,00%
Ctrack Finance Limited	7	100,00%	100,00%
Ctrack International Holdings Limited	1	100,00%	100,00%
Ctrack Europe Holdings Limited	7	100,00%	100,00%
Ctrack Eastern European Holdings Limited	6	100,00%	100,00%
DigCore Europe BV	6	100,00%	100,00%
Ctrack Benelux BV	8	100,00%	100,00%
Ctrack Belgium Bvba	8	100,00%	100,00%
Ctrack Deutchland GmbH	8	100,00%	100,00%
Ctrack France Sarl	8	100,00%	100,00%
Ctrack Polska S.p. z o.o	9	75,00%	75,00%

1 - DigiCore Holdings Limited
2 - DigiCore Fleet Management SA (Proprietary) Limited
3 - Ctrack SA (Proprietary) Limited
4 - DigiCore International Holdings BV
5 - Ctrack (Proprietary) Limited
6 - Ctrack Europe Holdings Limited
7 - Ctrack International Holdings Limited
8 - DigiCore Europe BV
9 - Ctrack Eastern European Holdings Limited

Acquisition of non-controlling interest

During 2014 the group bought back the 30% shareholding held by non-controlling shareholders in DigiCore Fleet Management SA (Proprietary) Limited. The fair value of the purchase consideration was set at R13,612,000.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

6.    Interests in subsidiaries including consolidated structured entities (continued)
This increased the group's shareholding in the company from 70% to 100%.

In the 2013 financial year, the Group acquired an additional 27% interest in Ctrack (Proprietary) Limited for AUD 810,000 equivalent to R6,880,511 which was settled in cash. This increased the group's ownership from 65% to 92%.

Refer to the business combinations note for further information.

Subsidiaries with material non-controlling interests

The following information is provided for subsidiaries with non-controlling interests which are material to the reporting company. The summarised financial information is provided prior to intercompany eliminations.

	Country of incorporation	% Ownership interest held by non-controlling interest
Subsidiary		2014	2013
DigiCore Fleet Management SA (Pty) Ltd	South Africa	—%	30%

The percentage ownership interest and the percentage voting rights of the non controlling interests were the same in all cases.
All other subsidiaries with non-controlling interests are not considered material to the reporting company.

	DigiCore Fleet Management SA (Proprietary) Limited		Total
	2014	2013	2014	2013
	R'000	R'000	R'000	R'000
Summarised statements of financial position
Assets
Non-current assets	—	55,854	—	55,854
Current assets	—	737,210	—	737,210
Total assets	—	793,064	—	793,064

Liabilities
Non-current liabilities	—	11,934	—	11,934
Current liabilities	—	750,148	—	750,148
Total liabilities	—	762,082	—	762,082

Total net assets (liabilities)	—	30,982	—	30,982

Carrying amount of non-controlling interest	—	17,675	—	17,675
Non-controlling interest in all other subsidiaries	—	—	—	(1,918)
Non-controlling interest per statements of financial position	—	—	—	15,757

Summarised statements of comprehensive income
Revenue	—	209,346	—	209,346
Other income and expenses	—	(201,261)	—	(201,261)
Profit before tax	—	8,085	—	8,085
Tax expense	—	(3,180)	—	(3,180)
Profit (loss)	—	4,905	—	4,905
Other comprehensive income	—	—	—	—
Total comprehensive income	—	4,905	—	4,905

Profit (loss) allocated to non- controlling interest	—	1,472	—	1,472

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

7.    Associates

The following table lists all of the associates in the group:

Name of company	Held by	% ownership interest 2014	% ownership interest 2013	Carrying amount 2014 R'000	Carrying amount 2013 R'000
TPL Trakker Limited	DigiCore Holdings Limited	25.86%	25.86%	11,002	7,845
Mega Fortris Ctrack Solution Sdn Bhd	Ctrack Asia Sdn Bhd	30.00%	30.00%	—	94
				11,002	7,939

TPL Trakker Limited is incorporated in Pakistan and Mega Fortris Ctrack Solutions Sdn Bhd is incorporated in Malaysia. Unless otherwise stated, the Group's associates' countries of incorporation are also their principal place of operation.The principal activity of TPL Trakker Limited and Mega Fortris Ctrack Solutions Sdn Bhd is the installation and sale of tracking devices. This is in line with the Group's main business and are strategic investments.

The Group has not recognised losses totalling R 2,015,330 in relation to its interests in Mega Fortris Ctrack Solutions Sdn Bhd, because the Group has no obligation in respect of these losses.

Material associates

The following associate is material to the group:

	Country of incorporation		% Ownership interest
		Method	2014	2013
TPL Trakker Limited	Pakistan	Equity	26%	26%

Summarised financial information of material associates

Summarised Statement of Comprehensive Income	TPL Trakker Limited		Total
	2014 R'000	2013 R'000	2014 R'000	2013 R'000
Revenue	205,941	148,153	205,941	148,153
Cost of Sales, other income and expenses	(165,670)	(111,440)	(165,670)	(111,440)
Depreciation & Amortization	(13,522)	(17,326)	(13,522)	(17,326)
Interest Income	—	—	—	—
Interest Expense	(8,978)	(8,635)	(8,978)	(8,635)
Profit before tax	17,771	10,752	17,771	10,752
Tax expense	(5,562)	(2,966)	(5,562)	(2,966)
Profit (loss) for the year	12,209	7,786	12,209	7,786
Other comprehensive income	—	—	—	—
Total comprehensive income	12,209	7,786	12,209	7,786
Dividends received from associate	—	—	—	—

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

7.    Associates (continued)

Summarised Statements of financial position	TPL Trakker Limited		Total
	2014 R'000	2013 R'000	2014 R'000	2013 R'000
Assets
Non Current	337,162	301,648	337,162	301,648
Current	182,738	104,021	182,738	104,021
Total assets	519,900	405,669	519,900	405,669

Liabilities
Non Current	106,559	50,171	106,559	50,171
Current	149,178	98,864	149,178	98,864
Total Liabilities	255,737	149,035	255,737	149,035

Total net assets	264,163	256,634	264,163	256,634

Other key assets and liabilities
Cash and cash equivalents	9,337	5,812	9,337	5,812
Current financial liabilities (excluding trade and other payables and provisions)	40,121	5,674	40,121	5,674
Non current financial liabilities (excluding trade and other payables and provisions)	74,275	70,729	74,275	70,729

Reconciliation of net assets to equity accounted investments in associates	TPL Trakker Limited		Total
	2014 R'000	2013 R'000	2014 R'000	2013 R'000
Interest in associates at percentage ownership	11,002	7,845	11,002	7,845
Carrying value of investment in associate	11,002	7,845	11,002	7,845
Investment at beginning of period	7,845	5,595	7,845	5,595
Share of profit	3,157	2,250	3,157	2,250
Investment at end of period	11,002	7,845	11,002	7,845

The summarised information presented above reflects the financial statements of the associates after adjusting for differences in accounting policies between the group and the associate.

The reporting date for TPL Trakker Limited is 30 June 2014 which is the same for the group. However the summarised financial information above for the current financial year is as of the 31st of March 2014, as at the time of compiling the group financial statements, financial information as of the 30th of June 2014 was not yet available. The statement of comprehensive income has been annualised to reflect a period of 12 months.

Total assets and liabilities have been translated at spot rate at 30 June 2014 and 30 June 2013 respectively; and revenue and profit or loss have been translated at average rates for the respective financial years.

TPL Trakker is listed on the Karachi stock exchange. At 30 June 2014 the group owned 56 174 689 shares in the company. The closing share price on 30 June 2014 was 8.29 Pakistan Rupees. Using the spot rate of PKR0.1073 : R1, the fair value of the investment is R49 968 340.

There are no significant contingent liabilities relating to the Group’s interests in these associates at the end of the current or prior year.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

	2014 R'000	2013 R'000

8. Deferred tax The balance comprises
Deferred tax liabilities
Accelerated capital allowances for tax purposes	(2,839)	(1,415)
Prepayments	(1,502)	—
Net deferred tax liabilities	(4,341)	(1,415)

Deferred tax assets
Accelerated capital allowances for tax purposes	—	6,520
Accrued leave pay	1,411	1,585
Provisions for credit losses	11,285	9,415
Provision for obsolete stock	8,440	2,251
Assessed Losses	22,932	12,617
Provisions	1,237	2,364
Deferred Income	45	3,832
Net deferred tax assets	45,350	38,584

Net deferred tax asset/ (liability)	41,009	37,169

Reconciliation of deferred tax asset / (liability)

At beginning of year	37,169	42,931
Foreign currency translations	2,116	10
Income statement charge	1,724	(5,772)
Increases (decrease) in valuation allowance of deferred tax asset	—	—
	41,009	37,169

Recognition of deferred tax asset

Deferred income tax assets are recognised for tax loss carry-forwards to the extent that the realisation of the related tax benefit through future taxable profits is probable. The Group did not recognise deferred tax assets of R 2,050,090 (2013: R5,171,000) in respect of losses amounting to R 7,321,747 (2013: R18,467,858) at year-end.

9. Inventories

Raw materials	32,762	15,250
Work in progress	162	17,477
Finished goods	71,468	68,897
	104,392	101,624
Inventory write downs	(26,676)	(12,103)
	77,716	89,521

Provision for write-down of inventories

Opening balance	12 103	13 812
Provisions raised	24,921	1,328
Unused amounts reversed	(10,348)	(3,037)
	26,676	12,103

The cost of inventories recognised as an expense during the period was R225,529,120 (2013: R170,458,182).

During the year R8,154,471 was recognised with respect to the write-down of inventory to its net realisable value (2013 : R2,050,379).

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

	2014 R'000	2013 R'000

10. Trade and other receivables
Trade receivables	152,561	216,469
Prepayments	5,364	—
Deposits	11,715	22,479
VAT	1,650	932
Other receivables	11,230	9,699
	182,520	249,579

Exposure to credit risk
The carrying amount of each class of trade and other receivables represents the maximum credit exposure.

The maximum exposure to credit risk for trade receivables at the reporting date by geographic region was:

Region - Amounts not impaired
South Africa	137,204	203,033
United Kingdom	12,056	9,093
Europe	21,061	25,836
Australia	10,087	8,942
Rest of world	2,112	2,675
	182,520	249,579

Fair value of trade and other receivables
Trade receivables disclosed above are classified as loans and receivables and are therefore measured at amortised cost. The fair value of trade and other receivables approximate their carrying values as the impact of discounting is not considered material due to the short-term nature of the receivables. The Group has recognised an allowance for impairment of R53,740,000 (2013: R 42,436,000).

Before accepting any new customer, the Group uses a pre-determined credit scoring system to assess the potential customer’s credit quality and defines credit limits by customer. The average credit period on sale of goods is 60 days. Of the trade receivables balance at the end of the year R16,073,596 is due from Discovery Insure Limited (30 June 2013: R 11,498,736), the Group’s largest customer. There are no other customers who represent more than 5% of the total balance of trade receivables.

The group assesses its trade and loans receivables for impairment at each reporting date. In determining whether an impairment loss should be recorded in the statement of comprehensive income, the group makes judgments as to whether there is observable data indicating a measurable decrease in the estimated future cash flows from a financial asset.

The impairment for trade and loans receivable is calculated on a specific basis, based on historical loss ratios, adjusted for national and industry- specific economic conditions and other indicators present at the reporting date.

Trade receivables disclosed above include amounts (see below for aged analysis) that are past due at the end of the reporting period but against which the group has not recognised an allowance for doubtful receivables because there has not been a significant change in credit quality and the amounts are still considered recoverable.

Trade and other receivables past due but not impaired

Trade and other receivables which are less than 3 months past due have been assessed and are not considered to be impaired. At 30 June 2014, R40 926 135 (2013: R105 050 774) were past due but not impaired.

	2014 R'000	2013 R'000
The ageing of amounts past due but not impaired is as follows:
60 to 90 days	8,016	12,967
90 to 120 days	7,708	9,637
120+ days	25,202	82,447
	40,926	105,051

In determining the recoverability of a trade receivable, the Group considers any change in the credit quality of the trade receivable from the date credit was initially granted up to the end of the reporting period. Other than the concentration mentioned above, the concentration of credit risk is limited due to the customer base being large and unrelated. As of 30 June 2014, trade and other receivables of R 53,740,234 (2013: R 42,436,130) were impaired and provided for.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

	2014 R'000	2013 R'000

10. Trade and other receivables (continued)

Trade and other receivables impaired

The ageing of these receivables is as follows:

120 + days	53,740	42,436

Reconciliation of provision allowance for impairment of trade and other receivables

Opening balance	42,436	34,282
Provision for impairment	56,607	12,592
Amounts written off as uncollectible	(45,303)	—
Unused amounts reversed	—	(4,438)
	53,740	42,436

Currencies
The carrying amount of trade and other receivables are denominated in the following currencies:
Rand	127,374	188,083
US Dollar	9,096	12,490
British Pound	12,056	6,841
Euro	21,796	30,548
Malaysian Ringgit	2,112	2,675
Australian Dollar	10,087	8,942
	182,521	249,579

The maximum exposure to credit risk at the reporting date is the carrying value each class of receivable mentioned above. The group does not hold any collateral as security.

11. Cash and cash equivalents

Cash and cash equivalents consist of:

Cash on hand	457	446
Bank balances	18,810	42,085
Bank overdraft	(49,723)	(52,042)
	(30,456)	(9,511)

Current assets	19,267	42,531
Current liabilities	(49,723)	(52,042)
	(30,456)	(9,511)

Local companies have facilities with ABSA Bank Limited and Grindrod Bank Limited.

Bank balances of the foreign subsidiaries is managed with the subsidiaries' own bankers.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

11.	Cash and cash equivalents (continued)

Facilities granted by Grindrod Bank are unsecured.

The following guarantees have been provided by Ctrack SA (Proprietary) Limited to the following beneficiaries:
-Lexshell 44 General Trading to the value of R100 000
-Turquoise Moon Glen to the value of R33 210
-Ravensben Investments to the value R70 000

The following has been provided as security for facilities granted by ABSA Bank Limited for facilities granted to DigiCore Holdings Limited
-Cession of CFC accounts
-Negative pledge of assets
-Unlimited cession of loan from DigiCore Europe BV

For facilities granted to the DigiCore Group
Unlimited cross suretyship between the following entities:
-DigiCore Investments (Proprietary) Limited
-Ctrack SA (Proprietary) Limited
-DigiCore Brands (Proprietary) Limited
-DigiCore Properties (Proprietary) Limited
-DigiCore Financial Services (Proprietary) Limited
-DigiCore Technology (Proprietary) Limited
-DigiCore Electronics (Proprietary) Limited
-DigiCore International (Proprietary) Limited
-DigiCore Fleet Management SA (Proprietary) Limited
-DigiCore Holdings Limited

Cession of intercompany loans by:
-Ctrack SA (Proprietary) Limited
-DigiCore Technology (Proprietary) Limited
-DigiCore Electronics (Proprietary) Limited
-DigiCore International (Proprietary) Limited
-DigiCore Fleet Management SA (Proprietary) Limited
-DigiCore Holdings Limited

Cession of trade receivables excluding intercompany loans by:
-Ctrack SA (Proprietary) Limited
-DigiCore Technology (Proprietary) Limited
-DigiCore Electronics (Proprietary) Limited
-DigiCore International (Proprietary) Limited

Fair value of cash and cash equivalents

The carrying amount of cash approximates fair value due to the short-term maturity of these instruments.

Credit quality of cash at bank and short term deposits, excluding cash on hand

The credit quality of cash at bank and short term deposits, excluding cash on hand that are neither past due nor impaired can be assessed by reference to external credit ratings (if available) or historical information about counterparty default rates.

	2014 R'000	2013 R'000
Credit rating
BBB	18,810	42,085

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

	2014 R'000	2013 R'000

12. Share capital

Authorised

1 000 000 000 ordinary shares of R 0.001 each	1,000	1,000

Reconciliation of number of shares issued:

Reported as at 01 July 2013	247,669,272	247,669,272

Issued
247,669,772 Ordinary shares of R0.001 each	248	248
Share premium	219,322	219,322
Treasury shares	(53,246)	(53,246)
	166,324	166,324

8,047,004 Treasury shares (2013: 8,047,004) are held by the staff share trust on behalf of employees in terms of the groups share based payment scheme.

13.    Share based payments

Share Option	Number (thousands)	Weighted exercise price	Total value R'000

2013
Outstanding at the beginning of the year	25,795	3.06	78,967
Forfeited during the year	(5,985)	0.31	(1,875)
Outstanding at the end of the year	19,810	3.89	77,092
Exercisable at the end of the year	8,414	2.93	24,673

2014
Outstanding at the beginning of the year	17,557	4.39	77,092
Granted during the year	9,070	1.50	5,881
Forfeited during the year	(2,490)	2.36	(6,746)
Expired during the year	(75)	0.46	(35)
Outstanding at the end of the year	24,062	2.56	61,564
Exercisable at the end of the year	10,736	3.32	35,642

Of the options outstanding at 30 June 2014, 13,326,500 (30 June 2013: 11,396,000) options are not yet exercisable.

The number of options which expired during the financial year was 75,000 (30 June 2013:Nil ).

No share options were exercised in the 2014 year. The weighted average share price at exercise date of options for 2013 was R2.35.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

13.    Share based payments (continued)

Outstanding options	Exercise date within one year	Exercise date from two to five years	Total

Options with exercise price of R3.10	270,000	—	270,000
Options with exercise price of R2.95	1,666,500	—	1,666,500
Options with exercise price of R2.95	120,000	120,000.00	240,000
Options with exercise price of R2.70	1,140,000	1,140,000.00	2,280,000
Options with exercise price of R1.50	1,774,000	7,096,000.00	8,870,000

Information on options granted during the year
		2014	2013
Weighted fair value of options issued during the year		0.11	—

The company operates several Share Option Schemes. Share options are granted to executive directors of the company and/or its subsidiaries or key management personnel or a combination of both.

Share options vest in tranches over 4 years from the grant date on the condition that the employee remains in the group's employment. The number of share options is calculated in accordance with group's policy in appraising employees and as approved by the remuneration committee of the group. Upon resignation the share options will lapse immediately. Share options remain exercisable after vesting and expire 10 years after grant date.

This option scheme is equity settled and is based on one share option converting into one ordinary share of DigiCore Holdings Limited on exercise. The reserve is recognised in the statement of financial position based on the measurement of the fair value of the share options.

Early exercising of options is not permitted. Total expenses of R1,725,769 related to equity-settled share based payments transactions were recognised in 2014 (2013 : R2,804,775).

As of the year ended 30 June 2014 the following schemes were still in effect:
-Option Scheme D - Granted to directors only on 26/06/2005 with an option price of R1.42
-Option Scheme E - Granted to directors only on 15/12/2005 with an option price of R2.47
-Option Scheme F - Granted to directors only on 29/06/2006 with an option price of R2.79
-Option Scheme G - Granted to directors only on 07/12/2006 with an option price of R4.07
-Option Scheme H - Granted to directors and key management personnel on 30/04/2007 with an option price of R5.89
-Option Scheme I - Granted to directors only on 17/10/2007 with an option price of R8.41 only (cancelled during the 2009 financial year as the options were out of the money)
-Option Scheme J - Granted to directors and key management personnel on 12/10/2009 with an option price of R3.65
-Option Scheme K - Granted to directors and key management personnel on 06/08/2010 with an option price of R3.10
-Option Scheme L - Granted to directors and key management personnel on 14/03/2011 with an option price of R2.95
-Option Scheme M - Granted to directors and key management personnel on 02/04/2012 with an option price of R2.95
-Option Scheme N - Granted to directors and key management personnel on 29/06/2012 with an option price of R2.70
-Option Scheme O - Granted to directors and key management personnel on 10/10/2013 with an option price of R1.50

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

	2014 R'000	2013 R'000

13. Share based payments (continued)

The group uses the Black-Scholes model to determine the fair value of options granted. The following inputs were used for option scheme O granted during the year:
Exercise price - R1.50
Stock price - R1.50
Expected volatility - 61.26%*
Option life - 365 - 1460 days
Expected dividends - 0%
The risk-free interest rate - 5.97%**

*The expected volatility in the value of the share options granted was determined using the historical volatility of Digicore's share price from 29/06/2012 - 10/10/2013 (Grant Date).

** The risk free rate for periods within the contractual term of the share options was based on the South African long-term government bond rate in effect at the time of the grants.

14. Foreign currency translation reserve

Translation reserve comprises exchange differences on consolidation of foreign subsidiaries and the translation of goodwill arising at the date of acquisition of foreign operation to spot rate at year end.

Opening Balance	43,182	(524)
Exchange differences on translating foreign operations	(47,979)	10,966
Ctrack Limited - Translation of goodwill on acquisition	8,677	7,174
Ctrack Benelux BV - Translation of goodwill on acquisition	5,572	8,276
Ctrack Deutschland GmbH - Translation of goodwill on acquisition	1,059	831
Ctrack (Proprietary) Limited - Translation of goodwill on acquisition	1,014	657
DigiCore Europe BV - Translation of goodwill on acquisition	3,230	14,626
Ctrack UK Limited - Translation of goodwill on acquisition	—	1,176
	14,755	43,182

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

	2014 R'000	2013 R'000

15. Other financial liabilities

Held at amortised cost

Loan from Discovery Insure Limited
The loan is repayable over 36 months and bears interest at 8%. The current installment is R1,253,462. The loan is secured by a general notarial bond granted by Ctrack SA (Proprietary) Limited in favour of Discovery Insure Limited. This loan was settled in September 2013.	—	34,806

Loan from Vineport (Proprietary) Limited
Vineport (Proprietary) Limited has a non-controlling interest in Ctrack (Proprietary) Limited. The loan is unsecured, bears interest at 10% and is repayable in monthly installments of AUD22,500 each.	—	966

Loan from shareholders of Alchemist House (Proprietary) Limited
The loan is unsecured and has no fixed terms of repayment. The loan bears interest at prime. At year end this rate was 9% (2013 : 8.5%).	393	393

Loan from shareholders of Alchemist House (Proprietary) Limited
The loan is unsecured and has no fixed terms of repayment. The loan bears interest at prime plus 2%. At year end this rate was 11% (2013 : 10.5%).	622	609

Mortgage bond
The loan carries interest at prime minus 1,75%. At year end this rate was 7.25% (2013: 6.75%). The current installment is R386,218 per month and the loan is repayable in 10 years. This mortgage bond is secured by the property in the Regency Office Park. Refer to the Property, plant and equipment note number 3.	16,385	19,418

Merchant West Facility
This full book discounting facility is secured by the trade receivables of DigiCore Fleet Management SA (Proprietary) Limited and an unlimited guarantee issued by DigiCore Holdings Limited. The facility is repayable on demand. In the 2012 financial year this facility was classified as an overdraft and the balance was R20,000,000. Interest is charged on the ouystanding balance at prime plus 2%. At year end this rate was 11% (2013 : 10.5%).	14,970	29,883
	32,370	86,075

Non-current liabilities
At amortised cost	14,135	39,461

Current liabilities
At amortised cost	18,235	46,614

	32,370	86,075

The group's borrowing powers are unlimited and the group has not exceeded the borrowing powers in terms of the Memorandum of Incorporation of the holding company and of the underlying subsidiaries.

The carrying values of interest bearing financial liabilities are considered to approximate the fair values of the respective liability as the interest rate approximate the market rate.

The carrying amounts of financial liabilities at amortised cost are denominated in the following currencies:

Rand	32,370	85,109
Euro	—	—
Australian Dollar	—	966

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

	2014 R'000	2013 R'000

16. Finance lease obligations

Minimum lease payments due
within one year	11,258	6,235
in second to fifth year inclusive	8,430	15,929
	19,688	22,164
less: future finance charges	(1,861)	(2,015)
Present value of minimum lease payments	17,827	20,149

Present value of minimum lease payments due
within one year	9,837	5,668
in second to fifth year inclusive	7,990	14,481
	17,827	20,149

Non-current liabilities	7,990	14,481
Current liabilities	9,837	5,668
	17,827	20,149

It is group policy to lease certain motor vehicles under finance leases.

The average lease term is 3-5 years and the average effective borrowing rate was 10% (2013: 9%).

Interest rates are linked to prime at the contract date. All leases have fixed repayments and no arrangements have been entered into for contingent rent.

The average escalation is between 8% and 12%.

The group's obligations under finance leases are secured by the lessor's charge over the leased assets. Refer note 3.

There were no sublease agreements in place during the periods.

17. Provisions Reconciliation of provisions - 2014
	Opening balance R'000	Additions R'000	Utilised during the year R'000	Reversed during the year R'000	Total R'000
Product warranties	2,379	2,151	(1,967)	(515)	2,048
Other Provisions	3,456	786	(2,955)	(316)	971
	5,835	2,937	(4,922)	(831)	3,019

Provision for product warranties
The warranty provision represents management's best estimate of the group's liability under one period warranties granted on electrical products, based on prior experience and industry averages for defective products.

Other provisions
Other provisions relates to a dispute between a supplier and Ctrack UK Limited.

The estimated timing of the above provisions to be utilised has been estimated to be within the next 12 months.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

	2014 R'000	2013 R'000

18. Trade and other payables

Trade payables	36,570	12,187
Value Added Taxation	9,288	15,054
Accrued Leave pay	5,040	4,586
Accrued expenses	27,668	17,802
Accrued Payroll Charges	—	—
Other payables	4,766	12,040
	83,332	61,669

Fair value of trade and other payables
The average credit period on purchases of certain goods from suppliers is 2 months. No interest is charged on the trade payables outstanding balances. The Group has financial risk management policies in place to ensure that all payables are paid within the pre-agreed credit terms.

The fair value of trade payables, accruals and other payables approximates their carrying values as the impact of discounting is not considered material due to the short term nature of the group's trade and other payables.

Currencies
The carrying amount of trade and other payables are denominated in the following currencies:
Rand	57,500	13,487
Euro	10,311	23,784
US Dollar	1,699	1,366
British Pound	9,358	14,682
Australian Dollar	3,063	8,350
Malaysian Ringgit	1,401	—
	83,332	61,669

19. Deferred income

The group has deferred the connection incentive bonus (CIB) received from cellular network service providers and recognised the income over the duration of the fixed term contract concluded with the customer.

Non-current liabilities	—	355
Current liabilities	355	13,350
	355	13,705

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

	2014 R'000	2013 R'000	2012 R'000

20. Revenue

Sale of goods	324,580	370,587	329,801
Rendering of services	528,592	453,772	446,448
Rental income	38,771	54,219	48,405
Management fees	—	—	—
	891,943	878,578	824,654

21. Operating profit (loss)

Operating profit (loss) for the year is stated after accounting for the following:

Operating lease charges
Premises
- Straight-line amounts	15,676	21,242	18,241
Motor Vehicles
- Straight-line amounts	9	14	69
Equipment
- Straight-line amounts	2,292	2,159	1,563
	17,977	23,415	19,873

Loss on sale of property, plant and equipment	1,637	1,448	5,099
Loss on sale of Worldmark SA (Proprietary) Limited	—	1,047	—
Impairment on property, plant and equipment	4,315	12,933	4,866
Impairment of goodwill	—	57,500	—
Impairment loss on remeasurement of assets and liabilities held for sale	—	—	100
(Profit) / Loss on exchange differences	(35,316)	(9,645)	(8,216)
Amortisation on intangible assets*	14,088	15,335	10,974
Depreciation on property, plant and equipment	63,788	67,592	43,009
Employee costs	344,598	347,008	316,310
Salaries, wages and other costs	328,157	330,842	300,455
Provident fund contributions	14,715	13,361	12,180
Share-based payment cost	1,726	2,805	3,675
Research expenses	2,685	2,413	1,756
Gain on bargain purchase of Dedical (Proprietary) Limited	—	—	(567)

* The amount is shown net of amortisation capitalised to rental stock of R 5,360,480 and amortisation capitalised to inventory of R 5,142,432 in the current financial year.

22. Investment revenue

Interest revenue
Bank	3,643	216	100

23. Income from Equity Accounted Investments

TPL Trakker Limited	3,158	2,250	2,744
Alchemist House (Proprietary) Limited	—	(119)	(485)
Mega Fortris Ctrack Solutions Sdn Bhd	(94)	—	—
	3,064	2,131	2,259

No dividends were received from equity accounted investments (2013: R nil, 2012: R nil).

24. Finance costs

Finance leases	2,943	1,393	1,010
Other financial liabilities	11,380	12,962	4,625
Bank	22	23	398
	14,345	14,378	6,033

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

	2014 R'000	2013 R'000	2012 R'000

25. Taxation

Major components of the tax expense (income)

Current
Local income tax-current period	907	(8,702)	19,022
Capital Gains Tax	—	106	—
Foreign income tax-current period	1,681	(711)	(4,010)
	2,588	(9,307)	(15,012)

Deferred
Originating and reversing temporary differences	(1,724)	5,772	(10,387)
	864	(3,535)	4,625

Reconciliation of the tax expense

Reconciliation between accounting profit and tax expense

Accounting profit ( loss)	8,659	(62,885)	8,037

Tax at the applicable tax rate of 28% (2013:28%)	2,425	(17,608)	—

Tax effect of adjustments on taxable income
Expenses not tax deductable	2,166	6,949	2,580
Tax effect on earnings from associate	(858)	(597)	—
Income not subject to taxation	(52)	(381)	(2,311)
Share based payment cost	483	785	1,714
Impairment of goodwill	—	16,100	—
Deferred tax not recognised on assessed losses	574	5,171	—
Deferred tax previously not recognised	(3,808)	—	1,662
Differences between South African tax rates and foreign tax rates	(66)	(193)	980
Over/ (Under) provision of previous years taxation	—	(13,761)	—
	864	(3,535)	4,625

26. Other comprehensive income

Components of other comprehensive income - 2014	Gross	Tax	Net

Items that may be reclassified to profit or loss
Exchange differences on translating foreign operations
Exchange differences arising during the year	(28,427)	—	(28,427)

Components of other comprehensive income - 2013	Gross	Tax	Net

Items that may be reclassified to profit or loss
Exchange differences on translating foreign operations
Exchange differences arising during the year	43,706	—	43,706

Components of other comprehensive income - 2012	Gross	Tax	Net

Items that may be reclassified to profit or loss
Exchange differences on translating foreign operations
Exchange differences arising during the year	13,670	—	13,670

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

	2014 R'000	2013 R'000	2012 R'000

27. Cash generated from operations

Profit (loss) before taxation	8,659	(62,885)	8,037

Adjustments for:
Depreciation and amortisation	88,380	82,929	53,983
Loss on sale of assets	1,637	1,826	5,099
(Profit) / Loss on foreign exchange	(35,315)	(9,645)	(8,216)
Income from equity accounted investments	(3,064)	(2,131)	(2,259)
Interest received - investment	(3,643)	(216)	(100)
Finance costs	14,345	14,378	6,033
Impairment loss	4,315	12,933	4,866
Impairment of goodwill	—	57,500	—
Movements in provisions	(2,816)	(409)	(4,627)
Other non-cash items - Loss on sale of Worldmark SA (Proprietary) Limited	—	1,047	—
Other non-cash items – bargain purchase on purchase on acquisition of Dedical (Pty) Ltd	—	—	(567)
Other non-cash items - share based payment expense	1,726	2,805	3,675
Other non-cash items - foreign currency translation movement	—	43,670	13,770
Other non-cash items - loan decrease	—	1,250	19,901
Other non-cash items - Disposal of rental units	28,105	11,061	11,549

Changes in working capital
Inventories	9,671	5,248	(2,432)
Trade and other receivables	43,714	(13,339)	(4,807)
Trade and other payables	19,429	(4,467)	(28,375)
Deferred income	(13,350)	(15,935)	19,725
	161,793	125,620	95,255

28. Tax paid

Balance at beginning of year	2,372	(13,796)	(10,168)
Current tax for the year recognised in profit or loss	(2,588)	9,307	(15,923)
Adjustment in respect of exchange rate movements	(946)	—	—
Acquisition of Crack (Proprietary) Limited	—	—	(121)
Balance at end of the year	(963)	(2,372)	13,796
	(2,125)	(6,861)	(12,416)

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

	2014 R'000	2013 R'000	2012 R'000

29. Business combinations

DigiCore Fleet Management SA (Proprietary) Limited - Acquisition of Non-Controlling Interest

On 31 March 2014 the group bought back the 30% shareholding held by the non-controlling shareholders of DigiCore Fleet Management SA (Proprietary) Limited. The fair value purchase consideration was set at R13,612,000.

The total consideration was settled in cash and this took the group's shareholding in the company from 70% to 100%.

The group recognised a decrease in non-controlling interest of R19,019,618 and the difference between the non-controlling interest derecognised and the consideration paid has been recognised in equity.

Schedule for effects on the equity attributable to owners of the parent of changed in its ownership interest in a subsidiary that did not result in a loss of control

Non-controlling interest derecognised	19,020	—	—
Difference between consideration paid over non-controlling interest recognised in retained earnings	(5,408)	—	—
	13,612	—	—

Non-controlling interest

Non-controlling interest, which is a present ownership interest, and entitle their holders to a proportionate share of the entity's net assets in the event of liquidation, is measured at the present ownership interests proportionate share of the acquiree's identifiable net assets. There are no other components of non-controlling interests.

Acquisition date fair value of consideration paid

Cash	(13,612)	—	—

Ctrack (Proprietary) Limited - Acquisition of Non-Controlling Interest

During the previous financial year, on 01 September 2012 the group acquired an additional 27% interest in Ctrack (Proprietary) Limited for AUD 810 000 equivalent to R6,880,511 which was settled in cash. This increased the group's ownership from 65% to 92%. The carrying amount of Ctrack (Proprietary) Limited's net assets in the Group’s financial statements on the date of acquisition was R5,545,032. The Group recognised a decrease in non controlling interests of R1,312,400 and the excess of the consideration paid over the non-controlling interest derecognised of R5,568,111 has been recognised in equity.

Shedule for effects on the equity attributable to owners of the parent of changed in its ownership interest in a subsidiary that did not result in a loss of control

Non-controlling interest derecognised	—	1,312	—
Excess of consideration paid over Non-controlling interest recognised in retained earnings	—	5,568	—
	—	6,880	—

Non-controlling interest

Non-controlling interest, which is a present ownership interest, and entitle their holders to a proportionate share of the entity's net assets in the event of liquidation, is measured at the present ownership interests proportionate share of the acquiree's identifiable net assets. There are no other components of non-controlling interests.

Acquisition date fair value of consideration paid

Cash	—	(6,880)	—

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

	2014 R'000	2013 R'000	2012 R'000

29. Business combinations (continued)

Alchemist House (Proprietary) Limited T/A Fleet Connect

In the 2013 financial year, on Thursday, 01 November 2012 the group acquired a further 25% of the voting equity interest of Alchemist House (Proprietary) Limited T/A Fleet Connect which resulted in the Group obtaining control over Alchemist House (Proprietary) Limited T/A Fleet Connect. This was in addition to an existing interest of 26% which was obtained on Thursday, 01 September 2011. Alchemist House (Proprietary) Limited's results were accounted for using the equity method until 31 October 2012. The fair value purchase consideration for this transaction was R1,350,000 which was paid in cash. Alchemist House (Proprietary) Limited T/A Fleet Connect is principally involved in the Fleet Management industry in the South African market. As a result of the acquisition, the Group is expecting to enhance its range of fleet management products and services. It is also expecting to reduce costs through economies of scale.

Goodwill of R3,801,194 arising from the acquisition consists largely of the synergies and economies of scale expected from combining the operations of the entities.

Fair value of assets acquired and liabilities assumed

Property, plant and equipment	—	222	—
Trade and other receivables	—	495	—
Cash and cash equivalents	—	132	—
Other financial liabilities	—	(1,977)	—
Deferred tax	—	(145)	—
Trade and other payables	—	(656)	—
Total identifiable net assets	—	(1,929)	—
Non-controlling interest	—	874	—
Goodwill	—	3,801	—
	—	2,746	—

Non-controlling interest

Non-controlling interest, which is a present ownership interest, and entitle their holders to a proportionate share of the entity's net assets in the event of liquidation, is measured at the present ownership interests proportionate share of the acquiree's identifiable net assets. There are no other components of non-controlling interests.

Acquisition date fair value of consideration paid

Cash	—	(1,350)	—
Fair value of equity interest held before business combination	—	(1,396)	—
	—	(2,746)	—

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

	2014 R'000	2013 R'000	2012 R'000

30. Disposal of subsidiary

On 31 January 2013, the Group sold its 50.1% held investment in Worldmark SA (Proprietary) Limited to Autovest Limited for a total proceeds of R 7,000,000 which was settled in cash. Worldmark SA (Proprietary) Limited was presented as a non current asset held for sale, following the commitment of Group's management, on 30 June 2012 to a plan to sell the subsidiary due to the purchaser having an enhanced national footprint of motor vehicle dealerships. The profit after tax of Worldmark SA (Proprietary) Limited from 01 July 2012 up the date of disposal was R414,367.On disposal the group recorded proceeds of R9,747,041 which is reflected in the statement of cash flows. This amount consists of R7,000,000 cash proceeds and R2,747,041 being the carrying value of the bank overdraft derecognised on 31 January 2013.

Based on the book values of the net asset disposed of and the related sales proceed, the loss on disposal of Worldmark SA (Proprietary) Limited is R1,047,497 as summarised below. This amount has been included in other expenses in comprehensive income.

At 31 January 2013 the disposal group comprised the following assets and liabilities:

Assets classified as held for sale
Property, plant and equipment	—	4,917	—
Inventories	—	8,577	—
Trade and other receivables	—	13,386	—
Cash and cash equivalents	—	(2,747)	—
	—	24,133	—

Liabilities classified as held for sale
Other financial liabilities	—	80,776	—
Finance lease obligation	—	995	—
Trade and other payables	—	10,106	—
	—	91,877	—

Group Loss on disposal
Net assets disposed of	—	(67,744)	—
Goodwill derecognised	—	41,631	—
Non-controlling interest derecognised	—	32,636	—
Consideration received - cash	—	(7,000)	—
Profit recognised in Ctrack SA (Proprietary) Limited	—	(570)	—
	—	(1,047)	—

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

	2014 R'000	2013 R'000	2012 R'000

31. Commitments and Contingencies

Operating leases - as lessee (expense)

Minimum lease payments due
-within one year	13,931	10,933	13,222
-in second to fifth year inclusive	7,267	11,504	11,548
	21,198	22,437	24,770

Operating lease payments represent rentals payable by the group for certain of its office properties. Leases are negotiated for an average term of seven years and rentals are fixed for an average of three years. No contingent rent is payable.

The average escalation is between 8% and 12%.

Operating leases - as lessor (income)

Minimum lease payments due
-within one year	18,807	26,848	24,471
-in second to fifth year inclusive	34,939	25,375	25,396
	53,746	52,223	49,867

The group earns rental income on vehicle tracking and fleet management units that are leased to customers. Contracts are fixed for a term of 3 years. There are no contingent rents receivable.

The average escalation is between 8% and 12%.

Contingencies

A former customer of Ctrack New Zealand Limited has made a claim for restitution and damages totalling NZ$422 000 equivalent to R3,924,009. The director’s opinion is that the claim has no merit and no provision has been made in the group financial statements for this amount. The matter is expected to be resolved in court in December 2014. A legal opinion has been obtained, and the directors estimate that NZ$10 000 equivalent to R92,986 will be incurred as legal fees to settle the matter.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

32.    Related parties

Relationships
Subsidiaries	Refer to note 6
Associates	Refer to note 7
Companies controlled by director - NH Vlok	Vepro Properties (Proprietary) Limited
Top Ten Properties (Proprietary) Limited
Company in which a close family member of a director of DigiCore Holdings Limited is a director - SR Aberdein	Bawco (Proprietary) Limited
Companies in which a close family member of a director of DigiCore Holdings Limited is a director - MD Rousseau	HT Concepts CC t/a Lifestyle Electronic Concepts Fleet and Time Control CC t/a CAE Communications

Related party balances	2014 R'000	2013 R'000	2012 R'000
Amounts included in trade receivables (trade payables) regarding related parties
Fleet and Time Control CC	24	—	—
Fleet and Time Control CC	(26)	—	—
HT Concepts CC	946	539	—
HT Concepts CC	(189)	(319)	—

Related party transactions	2014 R'000	2013 R'000	2012 R'000
Purchases from (sales to) related parties
Top Ten Properties (Proprietary) Limited	208	—	—
Fleet and Time Control CC	(54)	—	—
HT Concepts CC	(4,798)	(1,372)	—
Fleet and Time Control CC	122	13	—
HT Concepts CC	3,685	2,032	—

Rent paid to related parties
Bawco (Proprietary) Limited	305	783	723
Vepro Properties (Proprietary) Limited	1,174	565	457

During the year, certain related parties in the ordinary course of business, entered into various transactions with the group under arm's length terms no less favourable than those arranged with other third parties.

HT Concepts CC and Fleet and Time Control CC are partner fitment centres of the group and install vehicle tracking solutions on behalf of Ctrack SA (Proprietary) Limited.

Properties leased from related parties
DigiCore Holdings Limited and its subsidiaries entered into operating lease agreements for premises with entities whose directors and/or members are also directors of DigiCore Holdings Limited and/or its subsidiaries. These directors are:
- NH Vlok - Lease of Boksburg Branch premises in DigiCore Fleet Management SA (Proprietary) Limited
- SR Aberdein - Lease of factory premises in Durban in DigiCore Electronics (Proprietary) Limited

The lease periods for the properties range 3-5 years and are rented under terms that are no less favourable to the company than those arranged with 3rd parties. Total rent paid included in the financial statements relating to the aforementioned related parties amounts to R1,479,000 (2013 : R1,348,000).

SR Aberdein resigned as a director of the group on 30 November 2013. Rent continued to be paid to Bawco (Proprietary) Limited after his resignation. The amount of rent paid after the resignation date until 30 June 2014 was R 427,245.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

33.     Directors' and prescribed officers emoluments

The following emoluments were paid to the directors and prescribed officers during the year

Executive	Emoluments R'000	Provident fund contributions R'000	Medical aid contributions R'000	Bonus R'000	Directors' fees R'000	Directors' fees for services as directors of subsidiaries R'000	Total R'000
2014
NH Vlok#	2,501	198	1	—	166	—	2,866
MD Rousseau!	1,863	133	69	3	—	423	2,491
AJ Voogt*	988	—	—	—	—	—	988
SR Aberdein^	687	54	28	—	—	—	769
D du Rand!	1,825	138	27	3	—	—	1,993
PJ Grove+	1,427	102	45	—	—	—	1,574
	9,291	625	170	6	166	423	10,681

*AJ Voogt resigned on 31 October 2013.
^SR Aberdein resigned on 30 November 2013.
+PJ Grove was appointed on 01 November 2013.
!MD Rousseau and D du Rand are prescribed offices of the group.
#NH Vlok fulfilled the role of chairmain of the board and chief executive officer. G Pretorius was appointed as chairman of the board effective 04 April 2014.

	Emoluments R'000	Provident fund contributions R'000	Medical aid contributions R'000	Directors' fees for services as directors of subsidiaries R'000	Total R'000
2013
NH Vlok#	1,159	17	—	—	1,176
MD Rousseau	1,866	134	68	428	2,496
AJ Voogt	1,693	102	—	—	1,795
SR Aberdein	1,643	131	60	—	1,834
D du Rand	1,807	138	33	—	1,978
BC Esterhuyzen	1,289	88	—	—	1,377
J Verster	1,755	138	20	—	1,913
	11,212	748	181	428	12,569

#NH Vlok's designation changed from non-executive to executive on 08 February 2013.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

33.     Directors' and prescribed officers emoluments (continued)

	Emoluments R'000	Provident fund contributions R'000	Medical aid contributions R'000	Bonus R'000	Directors' fees R'000	Directors' fees for services as directors of subsidiaries R'000	Total R'000
2012
MD Rousseau	1,726	114	31	460	—	389	2,720
AJ Voogt^	301	22	14	—	—	—	337
SR Aberdein	1,544	118	34	141	—	—	1,837
D du Rand	1,715	125	29	157	—	—	2,026
FJ Schindehutte*	1,052	66	—	219	63	—	1,400
BC Esterhuyzen	1,430	94	—	250	750	—	2,524
J Verster	1,682	118	8	259	—	—	2,067
	9,450	657	116	1,486	813	389	12,911

^AJ Voogt was appointed on 03 May 2012
*FJ Schindehutte resigned on 10 February 2012

All executive directors emoluments are paid by subsidiaries. The group considers provident fund contributions as post-employment benefits, all other emoluments are considered short-term benefits.

Non-executive		Directors' fees R'000	Commitment fees R'000	Total R'000
2014
SS Ntsaluba		34	20	54
Prof B Marx		68	88	156
JD Wiese		68	10	78
G Pretorius		68	36	104
		238	154	392
2013
NH Vlok		1,190	—	1,190
SS Ntsaluba		49	26	75
Prof B Marx		82	94	176
L Msengana-Ndlela		31	—	31
JD Wiese		65	6	71
G Pretorius		82	42	124
NA Gasa		25	—	25
		1,524	168	1,692

	Directors' fees R'000	Commitment fees R'000	Directors' fees for services as directors of subsidiaries R'000	Total R'000
2012
NA Gasa	125	—	6	131
SS Ntsaluba	77	24	—	101
NH Vlok	2,168	—	—	2,168
BS Khuzwayo	62	—	—	62
Prof B Marx	77	50	—	127
L Msengana-Ndlela	62	—	10	72
JD Wiese	77	—	—	77
G Pretorius	77	24	—	101
	2,725	98	16	2,839

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

33.    Directors' and prescribed officers emoluments (continued)

The following share options are issued to directors

30 June 2014	Date granted	Expiry Date	Strike Price	Number of options issue but not exercised	Value (R'000)	Share options cancelled	Share options forfeited	Share options exercised	Date exercised	Gain	Number of options but not exercised
SR Aberdein	15-12-2005	15-12-2015	2,47	160,000	395	—	(160,000)	—	—	—	—
	27-06-2006	27-06-2016	2,79	80,000	223	—	(80,000)	—	—	—	—
	07-12-2006	07-12-2016	4,09	100,000	409	—	(100,000)	—	—	—	—
D du Rand	15-12-2005	15-12-2015	2,47	120,000	296	—	—	—	—	—	120,000
	27-06-2006	27-06-2016	2,79	60,000	167	—	—	—	—	—	60,000
	07-12-2006	07-12-2016	4,09	80,000	327	—	—	—	—	—	80,000
	17-10-2007	17-10-2017	8,41	—	—	—	—	—	—	—	—
	12-10-2009	12-10-2019	3,65	600,000	2,190	—	—	—	—	—	600,000
	14-03-2011	14-03-2021	2,95	700,000	2,065	—	—	—	—	—	700,000
	29-06-2012	29-06-2022	2,70	500,000	1,350	—	—	—	—	—	500,000
	10-10-2013	10-10-2023	1,50	500,000	750	—	—	—	—	—	500,000
MD Rousseau	26-06-2005	26-06-2015	1,42	120,000	170	—	—	—	—	—	120,000
	15-12-2005	15-12-2015	2,47	160,000	395	—	—	—	—	—	160,000
	27-06-2006	27-06-2016	2,49	80,000	199	—	—	—	—	—	80,000
	07-12-2006	07-12-2016	4,09	100,000	409	—	—	—	—	—	100,000
	17-10-2007	17-10-2017	8,41	—	—	—	—	—	—	—	—
	12-10-2009	12-10-2019	3,65	600,000	2,190	—	—	—	—	—	600,000
	14-03-2011	14-03-2021	2,95	1,200,000	3,540	—	—	—	—	—	1,200,000
	29-06-2012	29-06-2022	2,70	1,000,000	2,700	—	—	—	—	—	1,000,000
	10-10-2013	10-10-2023	1,50	500,000	750	—	—	—	—	—	500,000
PJ Grove	10-10-2013	10-10-2023	1,50	1,500,000	2,250	—	—	—	—	—	1,500,000
AJ Voogt	14-03-2011	14-03-2021	2,95	600,000	1,770	—	(600,000)	—	—	—	—
	29-06-2012	29-06-2022	2,70	500,000	1,350	—	(500,000)	—	—	—	—
				9,260,000	23,895	—	(1,440,000)	—	—	—	7,820,000

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

33.    Directors' and prescribed officers emoluments (continued)

30 June 2013	Date granted	Expiry Date	Strike Price	Number of options issue but not exercised	Value (R'000)	Share options cancelled	Share options forfeited	Share options exercised	Date exercised	Gain	Number of options but not exercised
SR Aberdein	15-12-2005	15-12-2015	2,47	160,000	395	—	(160,000)	—	—	—	—
	27-06-2006	27-06-2016	2,79	80,000	223	—	(80,000)	—	—	—	—
	07-12-2006	07-12-2016	4,09	100,000	409	—	(100,000)	—	—	—	—
D du Rand	15-12-2005	15-12-2015	2,47	120,000	296	—	—	—	—	—	120,000
	27-06-2006	27-06-2016	2,79	60,000	167	—	—	—	—	—	60,000
	07-12-2006	07-12-2016	4,09	80,000	327	—	—	—	—	—	80,000
	17-10-2007	17-10-2017	8,41	—	—	—	—	—	—	—	—
	12-10-2009	12-10-2019	3,65	600,000	2,190	—	—	—	—	—	600,000
	14-03-2011	14-03-2021	2,95	700,000	2,065	—	—	—	—	—	700,000
	29-06-2012	29-06-2022	2,70	500,000	1,350	—	—	—	—	—	500,000
MD Rousseau	26-06-2005	26-06-2015	1,42	120,000	170	—	—	—	—	—	120,000
	15-12-2005	15-12-2015	2,47	160,000	395	—	—	—	—	—	160,000
	27-06-2006	27-06-2016	2,49	80,000	199	—	—	—	—	—	80,000
	07-12-2006	07-12-2016	4,09	100,000	409	—	—	—	—	—	100,000
	17-10-2007	17-10-2017	8,41	—	—	—	—	—	—	—	—
	12-10-2009	12-10-2019	3,65	600,000	2,190	—	—	—	—	—	600,000
	14-03-2011	14-03-2021	2,95	1,200,000	3,540	—	—	—	—	—	1,200,000
	29-06-2012	29-06-2022	2,70	1,000,000	2,700	—	—	—	—	—	1,000,000
J Verster	14-03-2011	14-03-2021	2.95	1,000,000	2,950	—	(1,000,000)	—	—	—	—
	29-06-2012	29-06-2022	2,70	800,000	2,160	—	(800,000)	—	—	—	—
BC Esterhuyzen	14-03-2011	14-03-2021	2,95	2,450,000	7,228	—	(2,450,000)	—	—	—	—
AJ Voogt	14-03-2011	14-03-2021	2,95	600,000	1,770	—	—	—	—	—	600,000
	29-06-2012	29-06-2022	2,70	500,000	1,350	—	—	—	—	—	500,000
				11,010,000	32,483	—	(4,590,000)	—	—	—	6,420,000

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

33.    Directors' and prescribed officers emoluments (continued)

30 June 2012	Date granted	Expiry Date	Strike Price	Number of options issue but not exercised	Value (R'000)	Share options cancelled	Share options forfeited	Share options exercised	Date exercised	Gain	Number of options but not exercised
SR Aberdein	15-12-2005	15-12-2015	2,47	120,000	296	—	—	—	—	—	120,000
	27-06-2006	27-06-2016	2,79	60,000	167	—	—	—	—	—	60,000
	07-12-2006	07-12-2016	4,09	80,000	327	—	—	—	—	—	80,000
D du Rand	15-12-2005	15-12-2015	2,47	120,000	296	—	—	—	—	—	120,000
	27-06-2006	27-06-2016	2,79	60,000	167	—	—	—	—	—	60,000
	07-12-2006	07-12-2016	4,09	80,000	327	—	—	—	—	—	80,000
	17-10-2007	17-10-2017	8,41	800,000	6,728	(800,000)	—	—	—	—	—
	12-10-2009	12-10-2019	3,65	600,000	2,190	—	—	—	—	—	600,000
	14-03-2011	14-03-2021	2,95	700,000	2,065	—	—	—	—	—	700,000
	29-06-2012	29-06-2022	2,70	500,000	1,350	—	—	—	—	—	500,000
MD Rousseau	26-06-2005	26-06-2015	1,42	60,000	85	—	—	—	—	—	60,000
	15-12-2005	15-12-2015	2,47	120,000	296	—	—	—	—	—	120,000
	27-06-2006	27-06-2016	2,79	60,000	167	—	—	—	—	—	60,000
	07-12-2006	07-12-2016	4,09	80,000	327	—	—	—	—	—	80,000
	17-10-2007	17-10-2017	8,41	800,000	6,728	(800,000)	—	—	—	—	—
	12-10-2009	12-10-2009	3,65	600,000	2,190	—	—	—	—	—	600,000
	14-03-2011	14-03-2021	2,95	1,200,000	3,540	—	—	—	—	—	1,200,000
	29-06-2012	29-06-2022	2,70	1,000,000	2,700	—	—	—	—	—	1,000,000
J Verster	14-03-2011	14-03-2021	2,95	1,000,000	2,950	—	—	—	—	—	1,000,000
	29-06-2012	29-06-2022	2,70	800,000	2,160	—	—	—	—	—	800,000
BC Esterhuyzen	14-03-2011	14-03-2021	2,95	2,450,000	7,228	—	—	—	—	—	2,450,000
FJ Schindehutte	17-10-2007	17-10-2017	8,41	500,000	4,205	(500,000)	—	—	—	—	—
	12-10-2009	12-10-2009	3,65	500,000	1,825	—	(500,000)	—	—	—	—
	14-03-2011	14-03-2021	2,95	800,000	2,360	—	(800,000)	—	—	—	—
NH Vlok	15-12-2005	15-12-2015	2,47	120,000	296	—	(60,000)	(60,000)	2008/12/30	115,800	—
	27-06-2006	27-06-2016	2,79	60,000	167	—	(60,000)	—	—	—	—
	07-12-2006	07-12-2016	4,09	80,000	327	—	(60,000)	(20,000)	2008/12/30	6,200	—
	17-10-2007	17-10-2017	8,41	1,900,000	15,979	(1,900,000)	—	—	—	—	—
AJ Voogt	02-04-2012	02-04-2022	2,95	600,000	1,770	—	—	—	—	—	600,000
	29-06-2012	29-06-2022	2,70	500,000	1,350	—	—	—	—	—	500,000
				16,350,000	70,567	(4,000,000)	(1,480,000)	(80,000)		122,000	10,790,000

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

34.     Financial assets by category

The accounting policies for financial instruments have been applied to the line items below:

	Loans and receivables R'000	Non-financial instruments R'000	Total R'000
2014
Trade and other receivables	175,506	7,014	182,520
Cash and cash equivalents	19,267	—	19,267
	194,773	7,014	201,787

2013
Trade and other receivables	248,647	932	249,579
Cash and cash equivalents	42,531	—	42,531
	291,178	932	292,110

35.    Financial liabilities by category

The accounting policies for financial instruments have been applied to the line items below:

	Financial liabilities at amortised cost R'000	Non-financial instruments R'000	Total R'000
2014
Finance lease obligation	17,827	—	17,827
Other financial liabilities	32,370	—	32,370
Trade and other payables	41,336	41,996	83,332
Bank overdraft	49,723	—	49,723
	141,256	41,996	183,252

2013
Finance lease obligation	20,149	—	20,149
Other financial liabilities	86,075	—	86,075
Trade and other payables	24,227	37,442	61,669
Bank overdraft	52,042	—	52,042
	182,493	37,442	219,935

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

36.    Risk management

Introduction and overview

The group has exposure to the following risks from its use of financial assets and liabilities:
- Credit risk
- Liquidity risk
- Market risks (Foreign exchange risk and interest rate risk)
- Capital risk management
This note presents information about the group’s exposure to each of the above risks, the group’s objectives, policies and processes for measuring and managing risk, and the group’s management of capital.

Risk management framework

The Group is exposed in varying degrees to a variety of financial instrument related risks. The Board has the overall responsibility for the establishment and oversight of the Group’s risk management framework. The Board has established an Audit and Risk committee, which is responsible responsible for developing and monitoring the Group’s risk management policies, providing assurance that significant business risks are systematically identified, assessed and reduced to acceptable levels. A comprehensive risk management process has been developed to continuously monitor and control these risks.

The Group’s risk management policies are established to identify and analyse the risks faced by the group, to set appropriate risk limits and controls, and to monitor risks and adherence to limits. Risk management policies and systems are reviewed regularly to reflect changes in market conditions, products and services offered. The group, through its training and management standards and procedures, aims to develop a disciplined and constructive control environment, in which all employees understand their roles and obligations.

The Group has a finance division that manages the financial risks relating to the group’s operations.

The Group Audit and Risk Committee oversees how management monitors compliance with the Group’s risk management policies and procedures, and reviews the adequacy of the risk management framework in relation to the risks faced by the Group. The Group Audit and Risk Committee is assisted in its oversight role by Internal Audit. Internal Audit undertakes both regular and ad hoc reviews of risk management controls and procedures, the results of which are reported to the Audit Committee.

There have been no changes to the objectives, policies and processes for managing the risk and methods used to manage the risk from prior year.

Credit risk

Credit risk consists mainly of cash deposits, cash equivalents, and trade debtors. The group only deposits cash with major banks with high quality credit standing and limits exposure to any one counter-party.

Trade receivables
The Group’s exposure to credit risk is influenced mainly by the individual characteristics of each customer. However, management also considers the demographics of the Group’s customer base, including the default risk of the industry and country in which customers operate, as these factors may have an influence on credit risk. Geographically there is no concentration of credit risk.

The Group has established a credit policy under which each new customer is analysed individually for credit worthiness before the Group’s standard payment and delivery terms and conditions are offered.

Trade and other receivables consists of a large number of customers spread across diverse industries and geographical areas. The exposure to credit risk is influenced by the individual characteristics, the industry and geographical area of the counterparty with whom we have transacted. Trade and other receivables are carefully monitored for impairment. An allowance for impairment of trade receivables is made where there is an identified loss event, which based on previous experience, is evidence of a reduction in the recoverability of the cash flows. Details of the credit quality of trade receivables and the associated provision for impairment is disclosed in note 10.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

36.    Risk management (continued)

The Group establishes an allowance for impairment that represents its estimate of incurred losses in respect of trade and other receivables. At the reporting date, the group did not consider there to be any significant concentration of credit risk which has not been adequately provided for.

The Board has delegated the responsibility of managing the credit risk to the managing directors of each subsidiary, who are responsible for:
- Establishing the authorisation structure for the approval and renewal of credit facilities;
- Reviewing and assessing credit risk;
- Monitoring the financial position of customers on an on-going basis; and
- Formulating credit policies in relation to the subsidiary's business and customer base.

Financial assets exposed to credit risk at year end were as follows:

	2014 R'000	2013 R'000
Financial instrument
Bank - favourable balances	19,267	42,531
Trade and other receivables	175,506	248,647
Guarantee to Lexshell 44 General Trading	100	—
Guarantee to Turquoise Moon Glen	33	—
Guarantee to Ravensben Investments	70	—

The maximum exposure to credit risk does not exceed the amounts mentioned above.

Liquidity risk

Liquidity risk is the risk that the Group will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Group’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group’s reputation.

The group’s risk to liquidity is a result of the funds available to cover future commitments. The group manages liquidity risk through an ongoing review of future commitments and credit facilities.

Typically the Group ensures that it has sufficient cash on demand to meet expected operational expenses, including the servicing of financial obligations; this excludes the potential impact of extreme circumstances that cannot reasonably be predicted, such as natural disasters.

Cash flow forecasts are prepared and adequate utilised borrowing facilities are monitored.

The table below analyses the group’s financial assets and financial liabilities into relevant maturity groupings based on the remaining period at the statements of financial position to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

	Less than 1 year R'000	Between 1 and 5 years R'000	Over 5 years R'000	Total R'000
At 30 June 2014

Cash and cash equivalents	19,267	—	—	19,267
Trade and other receivables	175,506	—	—	175,506
Total Financial Assets	194,773	—	—	194,773

Other financial liabilities	20,620	13,904	—	34,524
Finance lease obligation	11,258	8,430	—	19,688
Trade and other payables	41,336	—	—	41,336
Bank Overdraft	49,723	—	—	49,723
Guarantees issued	203	—	—	203
Total Financial Liabilities	123,140	22,334	—	145,474

Net Liquidity Gap	71,633	(22,334)	—	49,299

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

36.    Risk management (continued)

	Less than 1 year R'000	Between 1 and 5 years R'000	Over 5 years R'000	Total R'000
At 30 June 2013

Cash and cash equivalents	42,531	—	—	42,531
Trade and other receivables	248,647	—	—	248,647
Total Financial Assets	291,178	—	—	291,178

Other financial liabilities	44,241	37,743	4,091	86,075
Finance lease obligation	6,235	15,929	—	22,164
Trade and other payables	24,227	—	—	24,227
Bank Overdraft	52,042	—	—	52,042
Total Financial Liabilities	126,745	53,672	4,091	184,508

Net Liquidity Gap	164,433	(53,672)	(4,091)	106,670

Capital risk management

The group's objectives when managing capital are to safeguard the group's ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital.

The capital structure of the group consists of debt, which includes the borrowings disclosed in notes 9, 18 & 19 cash and cash equivalents disclosed in note 11, and equity as disclosed in the statements of financial position.

In order to maintain or adjust the capital structure, the group may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt.

Consistent with others in the industry, the group monitors capital on the basis of the gearing ratio.

This ratio is calculated as net debt divided by total capital. Net debt is calculated as total borrowings (including 'current and non-current borrowings' as shown in the statements of financial position) less cash and cash equivalents. Total capital is calculated as 'equity' as shown in the statements of financial position plus net debt.

The group's strategy is to maintain a gearing ratio of between 10% to 55%.

There are no externally imposed capital requirements.

There have been no changes to what the entity manages as capital, the strategy for capital maintenance or externally imposed capital requirements from the previous year.

The gearing ratio at 2014 and 2013 respectively were as follows:
	2014	2013
Gearing ratio	14%	14%

The gearing ratio has increased owing to additional facilities obtained during the current year. Refer to note 13 and 17 for additional information.

Interest rate risk

The group's cash flow interest rate risk is the risk that the future cash flows of a financial instrument will fluctuate owing to changes in the market interest rates. The fair value interest rate risk is the risk that the value of the financial instrument will fluctuate because of changes in the market interest rates. The group assumes exposure to the effects of fluctuations in the prevailing levels of market interest rates on both the fair value and cash flow risks.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

36.    Risk management (continued)

The group’s interest rate risk arises from borrowings, finance lease obligations and cash and cash equivalents. Borrowings issued at variable rates expose the group to cash flow interest rate risk. Borrowings issued at fixed rates expose the group to fair value interest rate risk. Group policy is to maintain all of its borrowings in variable rate instruments. During 2014 and 2013, the group’s borrowings at variable rate were denominated in the Rand and the Euro.

The group analyses its interest rate exposure on a dynamic basis. The group is not highly geared and does not hedge against fluctuations in interest rates.

At 30 June 2014, if interest rates on Rand-denominated borrowings had been 1% higher with all other variables held constant, post-tax profit for the year would have been R1,434,241 (2013: R 1,327,115) lower, mainly as a result of higher interest expense on floating rate borrowings.

Foreign exchange risk

The group operates internationally and is exposed to foreign exchange risk arising from various currency exposures, primarily with respect to the US dollar, British Pound, Australian Dollar and the Euro. Foreign exchange risk arises from future commercial transactions, recognized assets and liabilities and net investments in foreign operations.

The group has certain investments in foreign operations, whose net assets are exposed to foreign currency translation risk. Currency exposure arising from the net assets of the group’s foreign operations is managed primarily through borrowings denominated in the relevant foreign currencies.

At 30 June 2014, if the Rand had weakened by 10% against the US dollar, British pound, Euro and Australian Dollar , with all other variables held constant, post-tax losses for the year would have been R 4 954 828 higher, mainly as a result of translation of foreign operations, foreign exchange gains or losses on translation of US dollar, British pound, Euro and Australian Dollar denominated trade receivables, borrowings and trade payables. Had the Rand strengthened by 10% against the above mentioned currencies post-tax losses would have been R4 954 828 lower.

At 30 June 2013, post tax profits for the year would have been R289,826 higher had the Rand weakened by 10% against the abovementioned currencies and R289,826 lower had the Rand strengthened by 10%.

Exchange rates used for conversion of foreign items were:
	2014	2013
USD - Spot Rate at year end	10.59	9.88
GBP - Spot Rate at year end	18.04	15.03
EUR - Spot Rate at year end	14.46	12.99
AUD - Spot Rate at year end	9.98	9.03
MYR - Spot Rate at year end	3.30	3.13
USD - Average Rate for the year	10.37	8.84
GBP - Average Rate for the year	16.89	13.86
EUR - Average Rate for the year	14.09	11.44
AUD - Average Rate for the year	9.53	9.07
MYR - Average Rate for the year	3.20	2.87

There have been no changes in the way the group manages its exposure to foreign currency risk.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

	2014 R'000	2013 R'000	2012 R'000

37. Earnings per share

Basic
Profit/(Loss) attributable to equity holders of the parent	7,036	(59,194)	1,524
Weighted number of shares in issue (thousands)	239 607	239 607	220 756
Basic Earnings per share (cents per share)	2.94	(24.70)	0.69

Diluted
Profit/(Loss) attributable to equity holders of the parent	7,036	(59,194)	1,524
Weighted number of shares in issue (thousands)	239 607	239 607	220 756
Adjusted for: potentially dilutive effect of share options	9 070	—	—
Diluted weighted average number of ordinary shares in issue (thousands)	248 667	239 607	220 756
Diluted earnings per share (cents per share)	2.83	(24.70)	0.69

Basic earnings per share is calculated by dividing the relevant earnings amount by the weighted average number of shares in issue. Diluted earnings per share is calculated by dividing the relevant earnings by the weighted average number of shares in issue after taking the dilutive impact of potential ordinary shares to be issued into account.

Headline Earnings per share

	Gross R'000	Tax effect R'000	Non-controlling interest effect R'000	Net R'000

Reconciliation of headline earnings - 30 June 2014

Profit/(Loss) attributable to equity holders of the parent	7,036	—	—	7,036
Impairment of Property, plant & equipment	4,315	—	—	4,315
Loss on sale of Property, plant & equipment	1,638	(459)	—	1,179
	12,989	(459)	—	12,530

Reconciliation of headline earnings - 30 June 2013

Profit/(Loss) attributable to equity holders of the parent	(59,194)	—	—	(59,194)
Loss on sale of Worldmark SA (Proprietary) Limited	1,047	—	—	1,047
Impairment of Goodwill	57,500	—	—	57,500
Impairment of Property, plant & equipment	12,933	—	—	12,933
Loss on sale of Property, plant & equipment	878	(246)	—	632
	13,164	(246)	—	12,918

Reconciliation of headline earnings - 30 June 2012

Profit/(Loss) attributable to equity holders of the parent	1,524	—	—	1,524
Impairment of Property, plant & equipment	4,866	—	—	4,866
Impairment loss on measurement of assets and liablities held for sale	100	—	—	100
Bargain purchase on acquisition of Dedical (Pty) Ltd	(567)	—	228	(339)
Loss on sale of Property, plant & equipment	129	(36)	—	93
	6,052	(36)	228	6,244

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

	2014 R'000	2013 R'000	2012 R'000

Basic
Headline Earnings	12,530	12,918	6,244
Weighted number of shares in issue (thousands)	239 607	239 607	220 756
Basic headline earnings per share (cents per share)	5.23	5.39	2.83

Diluted
Headline Earnings	12,530	12,918	6,244
Diluted:weighted average number of ordinary shares in issue (thousands)	248 677	239 607	220 756
Diluted headline earnings per share (cents per share)	5.04	5.39	2.83

Dividends per share	—	—	—

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

38.     Segment Information

Segment information is presented only at group level, where it is most meaningful. Operating segments are identified on the basis of internal reports about components of the group that are regularly reviewed by the chief operating decision-maker in order to allocate resources to the segment and to assess its performance.

The group has identified its operating segments based on its business by service or product and aggregated them into the following reporting segments:
- South African Distribution: This operating segment focuses on distribution of manufactured fleet management and vehicle tracking solutions within the South African consumer market.
- Foreign Distribution: This operating segment focuses on distribution of manufactured fleet management and vehicle tracking solutions all around the world.
- Product development and manufacturing: This operating segment focuses on investing in research, manufacturing and development of vehicle tracking and fleet management solutions for distribution.
- Group Management Services: This operating segment renders management services to the group.

The group is not reliant on any one major customer as the group’s products are consumed by the general public in various countries.

Geographical information
The group operates in 3 main geographical areas:
- South Africa:The group derives revenues from product manufacturing and developing and distribution of fleet management and vehicle tracking solutions within the South African Market;
- United Kingdom & Europe: The group’s activities comprise distribution of fleet management and vehicle tracking solutions to the UK & European market and;
- Australia:The group's activities comprise distribution of fleet management and vehicle tracking solutions to the Australian market.

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

38. Segment information (continued)	SA distribution R'000	Foreign distribution R'000	Product development R'000	Group services R'000	Eliminations R'000	Total R'000
30 June 2014

Revenue
External revenues	522,735	297,063	65,698	6,447	—	891,943
Inter-segmental revenue	(34,062)	—	(123,672)	(18,953)	(176,687)	(176,687)
Total Segment revenue	488,673	297,063	(57,974)	(12,506)	(176,687)	1,068,630

Interest income	19	3,628	(4)	—	—	3,643
Interest expense	(5,402)	(163)	(373)	(8,407)	—	(14,345)
Depreciation & amortization	(65,583)	(8,981)	(1,978)	(1,336)	—	(77,878)
Income from equity accounted investments	—	3,064	—	—	—	3,064
Other material non-cash items:
- Impairments	(4,135)	—	—	—	—	(4,135)

Profit/(loss) before taxation	(42,624)	24,918	50,200	23,835	—	8,659

Other information
Capital expenditure	71,106	14,748	3,206	1,998	(11,687)	79,371

Statement of financial position

Assets
Segment assets	2,223,343	297,063	857,192	1,254,860	(3,883,100)	749,358
Investment in associates	—	—	—	11,002	—	11,002
Consolidated total assets	2,223,343	297,063	857,192	1,265,862	(3,883,100)	760,360

Liabilities
Segment liabilities	(1,850,175)	(285,038)	(620,977)	(980,728)	3,540,031	(196,887)
Consolidated total liabilities	(1,850,175)	(285,038)	(620,977)	(980,728)	3,540,031	(196,887)

DigiCore Holdings Limited
(Registration number 1998/012601/06)
Group Financial Statements for the year ended 30 June 2014

Notes to the Group Financial Statements

38. Segment information (continued)			SA distribution R'000	Foreign distribution R'000	Product development R'000	Group services R'000	Eliminations R'000	Total R'000
30 June 2013

Revenue
External revenues			522,381	285,399	53,026	7,772	—	878,578
Inter-segmental revenue			(10,671)	(13,584)	(153,827)	(23,064)	201,146	(201,146)
Total Segment revenue			521,710	271,815	(100,801)	(15,292)	201,146	1,079,724

Interest income			2	154	10	8,934	(8,884)	216
Interest expense			(12,770)	(300)	—	(10,192)	8,884	(14,378)
Depreciation & amortization			(58,740)	(10,316)	(9,334)	(4,207)	—	(82,597)
Income from equity accounted investments			—	2,131	—	—	—	2,131
Other material non-cash items:
- Impairments			(16,734)	(53,699)	—	—	—	(70,433)

Profit/(loss) before taxation			(8,209)	(60,310)	16,317	(10,683)	—	(62,885)

Other information
Capital expenditure			75,003	12,337	1,609	—	—	88,949

Statement of financial position

Assets
Segment assets			787,390	373,195	353,921	454,925	(1,136,460)	832,971
Investment in associates			—	—	—	7,939	—	7,939
Consolidated total assets			787,390	373,195	353,921	462,864	(1,136,460)	840,910

Liabilities
Segment liabilities			(221,399)	252,011	(20,758)	(92,611)	341,861	(244,918)
Consolidated total liabilities			(221,399)	252,011	(20,758)	(92,611)	341,861	(244,918)

Geographical Information
	South Africa		Europe & UK		Australia		Consolidated
	2014 R'000	2013 R'000	2014 R'000	2013 R'000	2014 R'000	2013 R'000	2014 R'000	2013 R'000
External Revenue	594,880	593,179	230,884	220,346	66,179	65,053	891,943	878,578
Profit / (loss) before taxation	(41,259)	(2,575)	48,527	(63,304)	1,391	2,994	8,659	(62,885)
Segment assets	463,297	690,065	273,862	129,569	23,201	17,916	760,360	837,550
Segment liabilities	(89,849)	(183,220)	(93,946)	(56,538)	(14,092)	(10,041)	(196,887)	(249,799)
Capital expenditure	73,724	76,612	3,061	11,331	2,586	1,006	79,371	88,949

ANNEX D

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The accompanying unaudited pro forma condensed combined financial statements present the pro forma combined financial position and results of operations of the combined businesses of Novatel Wireless, Inc. (the “Company”), R.E.R. Enterprises, Inc. (“RER”), which was acquired by the Company on March 27, 2015 (see Note 2 to the unaudited pro forma combined condensed financial statements), and DigiCore, which the Company expects to acquire during the fourth quarter of 2015. These unaudited pro forma combined condensed financial statements are based on the historical financial statements of the Company, RER and DigiCore, after giving effect to the acquisitions of both RER and DigiCore and adjustments described in the following footnotes, and are intended to reflect the impact of the DigiCore acquisition on the Company.

The Company has entered into a Transaction Implementation Agreement (“TIA”) with DigiCore under which it has agreed to purchase 100% of the outstanding shares of DigiCore for cash consideration of 4.40 South African Rand per ordinary share, or approximately $87 million based on the spot rate of exchange on June 18, 2015, the date the TIA was executed; provided that, the total cash consideration under shall in no event exceed 1,094,223,363.20 South African Rand, or approximately $88.3 million based on the spot rate of exchange on June 18, 2015, the date the TIA was executed.

The pro forma adjustments are preliminary and are based upon available information and certain assumptions, described in the accompanying notes to the unaudited pro forma condensed combined financial information, that management believes are reasonable under the circumstances. Actual results may differ materially from the assumptions within the accompanying unaudited pro forma condensed combined financial information. The unaudited pro forma condensed combined financial information has been prepared by management in accordance with the regulations of the Securities and Exchange Commission (the “SEC”) and is not necessarily indicative of the condensed combined financial position or results of operations that would have been realized had the acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated condensed combined financial position or future results of operations that the combined business will experience after the acquisition. In addition, the accompanying unaudited pro forma condensed combined statement of operations does not include any expected cost savings or restructuring actions which may be undertaken or achievable subsequent to the acquisition or the impact of any non-recurring activity and one-time transaction related costs.

The fair value of DigiCore’s identifiable tangible and intangible assets acquired and liabilities assumed are based on a preliminary estimate of fair value as of March 31, 2015. Any excess of the purchase price over the fair value of identified assets acquired and liabilities assumed will be recognized as goodwill. The establishment of the fair value of consideration for acquisitions requires the extensive use of significant estimates and management’s judgment. Significant judgment is required in determining the estimated fair values of in-process research and development, identifiable intangible assets, certain tangible assets and certain liabilities assumed. Such a valuation requires estimates and assumptions including, but not limited to, determining the timing and estimated costs to complete each in-process project, projecting the timing of regulatory approvals, estimating future cash flows and direct costs in addition to developing the appropriate discount rates and current market profit margins. Since the DigiCore acquisition has not been consummated, the Company's access to information to make such estimates is limited and therefore, certain market based assumptions were used when data was not available. However, management believes the fair values recognized for the assets to be acquired and liabilities to be assumed are based on reasonable estimates and assumptions based on information currently available. Preliminary fair value estimates may change as additional information becomes available and such changes could be material.

Certain financial information of DigiCore as presented in its combined financial information has been restated to reflect certain reclassifications to DigiCore's International Financial Reporting Standards (“IFRS”)-based combined financial information on a U.S. generally accepted accounting principles (“GAAP”) basis consistent with the Company's financial reporting standards for purposes of preparing the unaudited pro forma condensed combined financial information.

This unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes and assumptions as well as the following information, including the applicable underlying financial information of the Company and RER or DigiCore:

•	Current Reports on Form 8-K (including 8K/As) filed with the SEC on April 1, 2015, June 3, 2015, June 10, 2015 and June 24, 2015;

•
Unaudited Consolidated Financial Statements of the Company, and notes thereto, as of and for the quarter ending March 31, 2015, included in the Company's Quarterly Report on Form 10-Q filed with the SEC on May 11, 2015;

•
Audited Consolidated Financial Statements of the Company, and notes thereto, as of and for the year ended December 31, 2014, included in the Company's Annual Report on Form 10-K filed with the SEC on March 10, 2015;

•
Unaudited interim financial statements of DigiCore, and notes thereto, as of and for the six months ended December 31, 2014 and 2013, prepared in accordance with IFRS and attached as Annex B to this Proxy Statement; and

•	Audited financial statements of DigiCore, and notes thereto, as of and for the years ended June 30, 2014 and 2013, prepared in accordance with IFRS and attached as Annex C to this Proxy Statement.

The unaudited pro forma condensed combined balance sheet reflects the acquisition as if it had been consummated on March 31, 2015. Since DigiCore’s latest publically available financial statements filed with the Johannesburg Stock Exchange Limited (“JSE”), cover the six month period ended December 31, 2014, DigiCore’s condensed combined balance sheet as of December 31, 2014 has been used as an estimate of DigiCore’s balance sheet as of March 31, 2015. The balance sheet has been converted from South African Rand (“ZAR”) to U.S. Dollars (“USD”) at the March 31, 2015 spot exchange rate of ZAR 12.0907 per USD.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014 combines each of the Company's and RER's historical results for the fiscal year ended December 31, 2014 with DigiCore’s historical results for the year ended December 31, 2014 as if the transactions had been consummated on January 1, 2014. DigiCore’s fiscal year-end is June 30, so the DigiCore historical statement of operations for the year ended December 31, 2014 is derived from its June 30, 2014 audited financial statements and its unaudited interim financial statements for the six months ended December 31, 2013 and 2014. The DigiCore condensed consolidated statement of operations has been converted from ZAR to USD at the average daily exchange rate for the year ended December 31, 2014 of ZAR 10.8436 per USD.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2015 combines the Company's historical results for the three months ended March 31, 2015 with RER and DigiCore’s estimated historical results for the three months ended March 31, 2015 as if the acquisition of RER and pending acquisition of DigiCore had been consummated on January 1, 2015. Since DigiCore’s most recent historical results filed with the JSE are for the six months ended December 31, 2014, DigiCore’s operating results for the three months ended March 31, 2015 have been derived from DigiCore's operating results for the six months ended December 31, 2014. The DigiCore condensed consolidated statement of operations has been converted from ZAR to USD using the average daily exchange rate for the three months ended March 31, 2015 of ZAR 11.7423 per USD.

NOVATEL WIRELESS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
MARCH 31, 2015
(In thousands)

	Historical Novatel	Historical DigiCore (Dec. 31, 2014) (Note 3)	Pro Forma Adjustments (Note 5)		Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$9,370	$2,277	$26,330	(a)(b)(c)	$37,977
Accounts receivable, net	33,696	16,265	—		49,961
Inventories	46,320	5,742	1,884	(d)(e)	53,946
Prepaid expenses and other	7,519	—	—		7,519
Total current assets	96,905	24,284	28,214		149,403
Property and equipment, net	5,061	11,503	—		16,564
Intangible assets, net	21,817	8,717	26,903	(f)	57,437
Goodwill	1,776	14,627	8,813	(f)	25,216
Deferred taxes	—	4,021	—		4,021
Other assets	434	963	5,496	(a)(g)	6,893
Total assets	$125,993	$64,115	$69,426		$259,534
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Revolving credit facility, current portion	$—	$4,710	$—		$4,710
Accounts payable	38,545	7,795	—		46,340
Accrued expenses and other liabilities	31,996	821	—		32,817
Taxes payable	—	832	—		832
Line of credit	—	—	—		—
Total current liabilities	70,541	14,158	—		84,699
Revolving credit facility	7,158	—	—		7,158
Convertible notes	—	—	80,400	(a)	80,400
Deferred tax	—	566	—		566
Other long-term liabilities	16,105	1,828	—		17,933
Total liabilities	93,804	16,552	80,400		190,756
Non-controlling interest	—	(245)	—		(245)
Total stockholders’ equity	32,189	47,808	(10,974)	(a)(b)(e)	69,023
Total liabilities and stockholders’ equity	$125,993	$64,115	$69,426		$259,534
See accompanying notes to unaudited pro forma combined condensed financial statements.

NOVATEL WIRELESS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014
(In thousands, except per share data)

	Pro Forma Novatel and RER (Note 2)	Historical DigiCore (Note 3)	Pro Forma Adjustments (Note 5)		Pro Forma Combined
Net revenues	$206,998	$84,335	$(93)	(e)	$291,240
Cost of net revenues	162,315	36,710	827	(e)(f)	199,852
Gross profit	44,683	47,625	(920)		91,388
Operating costs and expenses:
Research and development	35,846	4,646	129	(i)	40,621
Sales and marketing	17,254	1,293	36	(i)	18,583
General and administrative	18,827	43,390	1,208	(i)	63,425
Amortization of purchased intangible assets	2,028	312	2,156	(f)	4,496
Shareholder litigation loss	790	—	—		790
Restructuring charges	7,760	—	—		7,760
Total operating costs and expenses	82,505	49,641	3,529		135,675
Operating income (loss)	(37,822)	(2,016)	(4,449)		(44,287)
Other income (expense):
Change in fair value of warrant liability	(3,280)	—	—		(3,280)
Interest income (expense), net	(92)	(896)	(15,046)	(h)	(16,034)
Other income (expense), net	(138)	4,409	—		4,271
Income (loss) before income taxes	(41,332)	1,497	(19,495)		(59,330)
Income tax provision	124	313	—		437
Net income (loss)	(41,456)	1,184	(19,495)		(59,767)
Recognition of beneficial conversion feature	(445)	—	—		(445)
Net income (loss)	(41,901)	1,184	(19,495)		(60,212)
Non-controlling interest	—	101	—		101
Net income (loss) attributable to common shareholders	$(41,901)	$1,285	$(19,495)		$(60,111)
Per share data:
Net income (loss) per share attributable to common shareholders:
Basic and diluted	$(0.93)				$(1.34)
Weighted-average shares used in computation of basic and diluted net income (loss) per share attributable to common shareholders:
Basic and diluted	45,010				45,010

See accompanying notes to unaudited pro forma combined condensed financial statements.

NOVATEL WIRELESS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2015
(In thousands, except per share data)

	Pro Forma Novatel and RER (Note 2)	Historical DigiCore (Note 3)	Pro Forma Adjustments (Note 5)		Pro Forma Combined
Net revenues	$58,565	$19,193	$(47)	(e)	$77,711
Cost of net revenues	43,888	7,255	190	(e)(f)	51,333
Gross profit	14,677	11,938	(237)		26,378
Operating costs and expenses:
Research and development	11,278	1,045	32	(i)	12,355
Sales and marketing	4,965	268	9	(i)	5,242
General and administrative	6,402	9,523	302	(i)	16,227
Amortization of purchased intangible assets	512	65	539	(f)	1,116
Restructuring charges	(164)	—	—		(164)
Total operating costs and expenses	22,993	10,901	882		34,776
Operating income (loss)	(8,316)	1,037	(1,119)		(8,398)
Other income (expense):
Interest income (expense), net	(97)	(235)	(3,762)	(h)	(4,094)
Other income (expense), net	(14)	463	—		449
Income (loss) before income taxes	(8,427)	1,265	(4,881)		(12,043)
Income tax provision	20	153	—		173
Net income (loss)	(8,447)	1,112	(4,881)		(12,216)
Non-controlling interest	—	20	—		20
Net income (loss) attributable to common shareholders	$(8,447)	$1,132	$(4,881)		$(12,196)
Per share data:
Net income (loss) per share attributable to common shareholders:
Basic and diluted	$(0.16)				$(0.23)
Weighted-average shares used in computation of basic and diluted net income (loss) per share attributable to common shareholders:
Basic and diluted	52,921				52,921

See accompanying notes to unaudited pro forma combined condensed financial statements.

CONDENSED COMBINED FINANCIAL INFORMATION

1.    Description of the Proposed Acquisition of DigiCore
The accompanying unaudited pro forma condensed combined financial information presents the pro forma combined condensed financial position and results of operations of the combined company based upon the historical financial statements of the Company, RER, which was acquired by the Company on March 27, 2015, and DigiCore, which is expected to be acquired in the fourth quarter of 2015, and the adjustments described in the following footnotes. These unaudited pro forma condensed combined financial statements are intended to reflect the impact of the DigiCore acquisition on the Company, including the convertible note offering completed on June 10, 2015, a significant amount of the proceeds of which are being used to fund the acquisition.

2.    RER Acquisition
On March 27, 2015, the Company acquired all of the outstanding stock of RER. The total purchase consideration related to the acquisition was $24.7 million. The Company's results of operations for the year ended December 31, 2014 and for the three months ended March 31, 2015 included in the accompanying unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014 and for the three months ended March 31, 2015 assume the RER acquisition was completed as of January 1, 2014 and are on the following pages.

NOVATEL WIRELESS, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS - NOVATEL AND RER
YEAR ENDED DECEMBER 31, 2014
(In thousands, except per share data)

	Historical Novatel	Historical RER	Pro Forma Adjustments		Pro Forma Combined
Net revenues	$185,245	$21,753	$—		$206,998
Cost of net revenues	148,198	13,495	622	(1)(2)	162,315
Gross profit	37,047	8,258	(622)		44,683
Operating costs and expenses:
Research and development	34,314	1,467	65	(2)	35,846
Sales and marketing	13,792	3,420	42	(2)	17,254
General and administrative	15,402	3,350	75	(2)	18,827
Amortization of purchased intangible assets	562	—	1,466	(1)	2,028
Shareholder litigation loss	790	—	—		790
Restructuring charges	7,760	—	—		7,760
Total operating costs and expenses	72,620	8,237	1,648		82,505
Operating income (loss)	(35,573)	21	(2,270)		(37,822)
Other income (expense):
Change in fair value of warrant liability	(3,280)	—	—		(3,280)
Interest income (expense), net	(85)	(17)	10	(3)(4)	(92)
Other income (expense), net	(167)	29	—		(138)
Income (loss) before income taxes	(39,105)	33	(2,260)		(41,332)
Income tax provision	124	—	—		124
Net income (loss)	(39,229)	33	(2,260)		(41,456)
Recognition of beneficial conversion feature	(445)	—	—		(445)
Net income (loss) attributable to common shareholders	$(39,674)	$33	$(2,260)		$(41,901)
Per share data:
Net income (loss) per share attributable to common shareholders:
Basic and diluted	$(1.05)				$(0.93)
Weighted-average shares used in computation of basic and diluted net income (loss) per share attributable to common shareholders:
Basic and diluted	37,959		7,051	(5)(6)	45,010

Pro forma adjustments for the year ended December 31, 2014:

(1)	To record estimated amortization of definite-lived intangible assets acquired for the year ended December 31, 2014 as follows (dollars in thousands):

	Estimated Useful Life (Years)	Preliminary Fair Value	Total Amortization Expense	Amortization Expense Allocation
				Cost of Net Revenues	Operating Costs and Expenses
Indefinite-lived intangible assets:
In-process research and development		$2,040	$—	$—	$—
Definite-lived intangible assets:
Developed technologies	6.0	3,670	612	612	—
Customer relationships	10.0	10,020	1,002	—	1,002
Trademarks	10.0	4,640	464	—	464
Total intangible assets acquired		20,370	$2,078	$612	$1,466
Less: RER book value of intangible assets		(87)
Pro forma adjustment to intangible assets		$20,283

(2)	To record annualized share-based compensation expense for RER employees granted the Company stock options on the closing date.

(3)	To eliminate the interest expense related to debt and certain capital leases of RER paid off at acquisition date.

(4)
To reduce interest income due to the assumed net decrease in the Company's cash balance of $2.0 million ($10.6 million payment related to the RER acquisition, less $8.6 million in proceeds from the exercise of warrants).

(5)
To reflect the obligation to issue approximately 3.2 million shares in March 2016 to former RER shareholders which is assumed to be outstanding for the entire year for the purpose of calculating earnings per share for the year ended December 31, 2014.

(6)
To reflect approximately 3.8 million shares issued in connection with the exercise of warrants by a Company shareholder in March 2015, which were exercised to partially fund the RER acquisition, which is assumed to be outstanding for the entire year for the purpose of calculating earnings per share for the year ended December 31, 2014. Since the original warrants were issued in September 2014 in connection with a transaction unrelated to the RER acquisition, no pro forma adjustments have been made in the unaudited pro forma combined condensed statement of operations for either the Company's historic “change in fair value of warrant liability” expense or its “recognition of beneficial conversion feature” expense.

NOVATEL WIRELESS, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS - NOVATEL AND RER
THREE MONTHS ENDED MARCH 31, 2015
(In thousands, except per share data)

	Historical Novatel	Historical RER (1/1-3/27/15)	Pro Forma Adjustments		Pro Forma Combined
Net revenues	$53,494	$5,071	$—		$58,565
Cost of net revenues	40,860	2,881	147	(1)(2)	43,888
Gross profit	12,634	2,190	(147)		14,677
Operating costs and expenses:
Research and development	10,758	505	15	(2)	11,278
Sales and marketing	4,224	731	10	(2)	4,965
General and administrative	5,364	1,529	(491)	(2)(3)	6,402
Amortization of purchased intangible assets	167	—	345	(1)	512
Restructuring charges	(164)	—	—		(164)
Total operating costs and expenses	20,349	2,765	(121)		22,993
Operating income (loss)	(7,715)	(575)	(26)		(8,316)
Other income (expense):
Interest income (expense), net	(74)	(25)	2	(4)(5)	(97)
Other income (expense), net	(17)	3	—		(14)
Income (loss) before income taxes	(7,806)	(597)	(24)		(8,427)
Income tax provision	20	—	—		20
Net income (loss) attributable to common shareholders	$(7,826)	$(597)	$(24)		$(8,447)
Per share data:
Net income (loss) per share attributable to common shareholders:
Basic and diluted	$(0.17)				$(0.16)
Weighted-average shares used in computation of basic and diluted net income (loss) per share attributable to common shareholders:
Basic and diluted	46,262		6,659	(6)(7)	52,921

Pro forma adjustments for the three months ended March 31, 2015:

(1)	To record estimated amortization of definite-lived intangible assets acquired for the period January 1, 2015 through March 27, 2015 as follows (dollars in thousands):

	Estimated Useful Life (Years)	Preliminary Fair Value	Total Amortization Expense	Amortization Expense Allocation
				Cost of Net Revenues	Operating Costs and Expenses
Indefinite-lived intangible assets:
In-process research and development		$2,040	$—	$—	$—
Definite-lived intangible assets:
Developed technologies	6.0	3,670	144	144	—
Customer relationships	10.0	10,020	236	—	236
Trademarks	10.0	4,640	110	—	110
Total intangible assets acquired		20,370	$490	$144	$346
Less: RER book value of intangible assets		(87)
Pro forma adjustment to intangible assets		$20,283

(2)	To record share-based compensation expense for the period January 1, 2015 through March 27, 2015 for RER employees granted Novatel stock options on the closing date.

(3)	To eliminate bonuses and transaction costs paid by former RER shareholders in connection with the sale of RER to the Company.

(4)	To eliminate interest expense related to debt and certain capital leases of RER paid off at acquisition date.

(5)
To reduce interest income due to the assumed net decrease in Novatel’s cash balance of $2.0 million ($10.6 million paid related to the RER acquisition, less $8.6 million proceeds from exercise of warrants).

(6)
To reflect the obligation to issue approximately 3.2 million shares in March 2016 to former RER shareholders which is assumed to be outstanding for the entire year for the purpose of calculating earnings per share for the three months ended March 31, 2015.

(7)
To reflect approximately 3.8 million shares issued in connection with the exercise of warrants by a Novatel Shareholder in March 2015, which were exercised to partially fund the RER acquisition, as outstanding for the entire year for the purpose of calculating earnings per share for the three months ended March 31, 2015. Since the original warrants were issued in September 2014 in connection with a transaction unrelated to the RER acquisition, no pro forma adjustments have been made in the unaudited pro forma combined condensed statement of operations for either Novatel’s historic “change in fair value of warrant liability” expense or its “recognition of beneficial conversion feature” expense.

3.	DigiCore Basis of Presentation; Adjustments from IFRS to U.S. GAAP and Foreign Currency Translation

The acquisition of DigiCore will be accounted for as a business combination using the acquisition method of accounting under the provisions of Accounting Standards Codification Topic No. 805, Business Combinations.

In accordance with its South African public company reporting requirements, DigiCore files audited financial statements for its fiscal year, which ends on June 30, and files six month interim unaudited financial statements for the six month periods ending December 31. DigiCore’s most recently published financial statements are as of and for the six months ended December 31, 2014. Since no financial statements as of or for the three months ended March 31, 2015 have been issued, DigiCore’s statement of operations for the three months ended March 31, 2015 has been derived from DigiCore’s operating results for the six months ended December 31, 2014. The Company has also used DigiCore’s balance sheet at December 31, 2014 as an estimate of DigiCore’s balance sheet as of March 31, 2015. The DigiCore financial information reflected in the pro forma financial information has been adjusted for differences between IFRS and U.S. GAAP and translated from South African Rand into U.S. Dollars as noted below. In addition, certain financial statement captions were changed from DigiCore’s IFRS financial statements to conform to the Company's financial statement captions.

Unaudited DigiCore Balance Sheet Presented in U.S. GAAP as of March 31, 2015

There were no adjustments needed to conform DigiCore’s March 31, 2015 consolidated balance sheet from IFRS to U.S. GAAP. The balance sheet has been converted at the March 31, 2015 spot exchange rate of ZAR 12.0907 per USD.
Unaudited DigiCore Statement of Operations Presented in U.S. GAAP for the Year Ended December 31, 2014

The following table reflects the adjustments made to the DigiCore’s unaudited consolidated statement of operations for the year ended December 31, 2014 to convert from IFRS to U.S. GAAP and from ZAR to USD using the historical daily average exchange rate for calendar year 2014 of ZAR 10.8436 per USD. The IFRS to U.S. GAAP adjustments were (1) to reclassify operating expenses to costs of net revenues and functional area operating expenses and (2) to conform the calculation of diluted earnings per share to reflect weighted average diluted shares for the period per U.S. GAAP compared to diluted shares as of the end of the reporting period per IFRS. Financial information for DigiCore for the year ended December 31, 2014 has been used in preparing the unaudited pro forma consolidated condensed financial statements.

DIGICORE HOLDINGS LIMITED
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014
(In thousands, except per share data)

DigiCore IFRS (ZAR)	IFRS to U.S. GAAP Adjustments (ZAR)	DigiCore U.S. GAAP (ZAR)	DigiCore U.S. GAAP (USD)
Net revenues	R	914,497	R	—	R	914,497	$84,335
Cost of net revenues	358,619	39,449	(1)	398,068	36,710
Gross profit	555,878	(39,449)	516,429	47,625
Operating costs and expenses:
Research and development	—	50,378	(1)	50,378	4,646
Sales and marketing	—	14,021	(1)	14,021	1,293
General and administrative	—	470,509	(1)	470,509	43,390
Operating expenses	504,207	(504,207)	(1)	—	—
Depreciation and amortization	75,013	(75,013)	(1)	—	—
Amortization of purchased intangible assets	—	3,380	(1)	3,380	312
Total operating costs and expenses	579,220	(40,932)	538,288	49,641
Operating income (loss)	(23,342)	1,483	(21,859)	(2,016)
Other income (expense):
Interest expense, net	(9,717)	—	(9,717)	(896)
Other income (expense), net	49,296	(1,483)	(1)	47,813	4,409
Income before income taxes	16,237	—	16,237	1,497
Income tax provision	3,395	—	3,395	313
Net income	12,842	—	12,842	1,184
Non-controlling interest	1,098	—	1,098	101
Net income attributable to common shareholders	R	13,940	R	—	R	13,940	$1,285
Per share data:
Net income (loss) per share attributable to common shareholders:
Basic	R	0.058	R	0.058	$0.005
Diluted	R	0.056	R	0.056	$0.005
Weighted-average shares used in computation of basic and diluted net income (loss) per share attributable to common shareholders:
Basic	239,607	239,607	239,607
Diluted	248,667	1,492	(2)	250,159	250,159

Unaudited DigiCore Statement of Operations presented in U.S. GAAP for the Three Months Ended March 31, 2015

The following table reflects the adjustments made to the DigiCore unaudited pro forma consolidated statement of operations for the three months ended March 31, 2015 to convert from IFRS to U.S. GAAP and from ZAR to USD using the historical daily average exchange rate for the three month period of ZAR 11.7423 per USD. The IFRS to U.S. GAAP adjustment made were (1) to reclassify operating expenses to costs of net revenues and functional area costs and (2) to conform the calculation of diluted earnings per share to reflect weighted average diluted shares for the period per U.S. GAAP compared to diluted shares as of the end of the reporting period per IFRS.

DIGICORE HOLDINGS LIMITED
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2015
(In thousands, except per share data)

DigiCore IFRS (ZAR)	IFRS to U.S. GAAP Adjustments (ZAR)	DigiCore U.S. GAAP (ZAR)	DigiCore U.S. GAAP (USD)
Net revenues	R	225,374	R	—	R	225,374	$19,193
Cost of net revenues	76,625	8,570	(1)	85,195	7,255
Gross profit	148,749	(8,570)	140,179	11,938
Operating costs and expenses:
Research and development	—	12,271	(1)	12,271	1,045
Sales and marketing	—	3,145	(1)	3,145	268
General and administrative	—	111,819	(1)	111,819	9,523
Operating expenses	120,940	(120,940)	(1)	—	—
Depreciation and amortization	18,495	(18,495)	(1)	—	—
Amortization of purchased intangible assets	—	763	(1)	763	65
Total operating costs and expenses	139,435	(11,437)	127,998	10,901
Operating income (loss)	9,314	2,867	12,181	1,037
Other income (expense):
Interest expense, net	(2,759)	—	(2,759)	(235)
Other income (expense), net	8,300	(2,867)	(1)	5,433	463
Income before income taxes	14,855	—	14,855	1,265
Income tax provision	1,794	—	1,794	153
Net income	13,061	—	13,061	1,112
Non-controlling interest	231	—	231	20
Net income attributable to common shareholders	R	13,292	R	—	R	13,292	$1,132
Per share data:
Net income (loss) per share attributable to common shareholders:
Basic	R	0.055	R	0.055	$0.005
Diluted	R	0.053	R	0.053	$0.004
Weighted-average shares used in computation of basic and diluted net income (loss) per share attributable to common shareholders:
Basic	239,607	239,607	239,607
Diluted	248,667	3,270	(2)	251,937	251,937

4.	Preliminary Purchase Price Allocation

The maximum purchase price of the acquisition, based on currency exchange rates in effect at the time the TIA was executed, is estimated at $88.3 million, consisting of all cash. Under the acquisition method of accounting, the total purchase price is allocated to the tangible and identifiable intangible assets acquired and liabilities assumed based on their estimated fair values. The purchase price was allocated using the information currently available.

The purchase price in excess of fair value of the tangible and identifiable intangible assets acquired less liabilities assumed is recognized as goodwill. The preliminary allocation of the purchase price estimated at March 31, 2015 is as follows (in thousands):

Estimated fair value of net tangible assets acquired and liabilities assumed:
Cash	$2,277
Accounts receivable	16,265
Inventory	7,653
Property and equipment	11,503
Other assets	7,849
Revolving credit facility	(4,710)
Accounts payable	(7,796)
Accrued and other current liabilities	(1,383)
Note payable	(1,326)
Other long-term liabilities	(1,337)
Non-controlling interests	245	$29,240

Estimated fair value of identifiable intangible assets acquired:
Developed technologies	7,150
Customer relationships	10,880
Trade name	12,490
In-process research and development	5,100	35,620

Total purchase price, excluding goodwill		64,860
Goodwill		23,440
Total purchase price		$88,300

The above preliminary purchase price allocation is based on the estimated fair value of identifiable tangible and intangible net assets as of March 31, 2015 and uses assumptions which the Company believes is reasonable based on currently available information. Upon the successful completion of the acquisition of DigiCore, the Company will update these estimates and assumptions which could change significantly during the purchase price measurement period as we finalize the valuations of the tangible and intangible assets.

5.    Assumptions for Pro Forma Adjustments
The accompanying unaudited pro forma combined condensed financial statements have been prepared as if the acquisition was completed on March 31, 2015 for balance sheet purposes and on January 1, 2014 for statement of operations purposes. The fair value allocation amounts in the unaudited pro forma condensed combined financial statements have been modified as necessary to reflect differences in fair values during the respective pro forma period and at March 31, 2015. The estimated adjustments to reflect the pro forma values are as follows:

(a)
To reflect the issuance of $120.0 million in 5.50% Convertible Senior Notes due 2020 (the “Notes”), issued by the Company on June 10, 2015 and due on June 15, 2020, and allocated as follows (in thousands):

Convertible notes offering	$120,000
Fair value of conversion feature	(39,600)
Gross proceeds attributable to debt offering	80,400
Issuance costs attributable to debt	(2,631)
Net proceeds attributable to convertible notes	77,769
Net proceeds attributable to conversion feature	38,304
Net proceeds from debt offering	$116,073

(b)	To reflect the acquisition of DigiCore for maximum consideration of approximately $88.3 million in cash and acquisition-related expenses of approximately $1.1 million incurred through June 30, 2015.

(c)	To reflect estimated acquisition-related costs of approximately $0.3 million related to the RER acquisition that was incurred during the three month period ended June 30, 2015.

(d)
To record the estimated fair value adjustment of approximately $1.9 million to DigiCore’s inventory as of March 31, 2015. The income statement effect of the fair value step-up to increase the book value of DigiCore’s inventory is not reflected as such adjustment is non-recurring in nature.

(e)	To eliminate product sales transactions between the Company, as supplier, and DigiCore, as customer, of approximately $0.1 million.

(f)
To record the estimated fair value of the DigiCore intangible assets acquired, as well as estimated amortization of definite-lived intangible assets acquired for the year ended December 31, 2014 and the three months ended March 31, 2015 as follows (in thousands):

Year Ended December 31, 2014

	Estimated Useful Life (Years)	Preliminary Fair Value	Total Amortization Expense	Amortization Expense Allocation
				Cost of Net Revenues	Operating Costs and Expenses
Indefinite-lived intangible assets:
In-process research and development		$5,100	$—	$—	$—
Definite-lived intangible assets:
Developed technologies	8.0	7,150	894	894	—
Customer relationships	12.0	10,880	907	—	907
Trade name	10.0	12,490	1,249	—	1,249
Total intangible assets acquired		35,620	$3,050	$894	$2,156
Less: DigiCore book value of intangible assets		(8,717)
Pro forma adjustment to intangible assets		$26,903

Three Months Ended March 31, 2015

	Estimated Useful Life (Years)	Preliminary Fair Value	Total Amortization Expense	Amortization Expense Allocation
				Cost of Net Revenues	Operating Costs and Expenses
Indefinite-lived intangible assets:
In-process research and development		$5,100	$—	$—	$—
Definite-lived intangible assets:
Developed technologies	8.0	7,150	223	223	—
Customer relationships	12.0	10,880	227	—	227
Trade name	10.0	12,490	312	—	312
Total intangible assets acquired		35,620	$762	$223	$539
Less: DigiCore book value of intangible assets		(8,717)
Pro forma adjustment to intangible assets		$26,903

(g)	To reflect adjustments of approximately $2.9 million to the fair value of DigiCore’s investment in non-consolidated affiliates.

(h)	To reflect the interest expense, including amortization of debt issuance costs and amortization of debt discount, on the Notes.

	Year Ended December 31, 2014	Three Months Ended March 31, 2015
Interest at 5.50%	$6,600	$1,650
Amortization of debt issuance costs	526	132
Amortization of debt discount	7,920	1,980
Total interest expense	$15,046	$3,762

(i)
To record additional share-based compensation expense of approximately $1.4 million for the period January 1, 2014 through December 31, 2014 and approximately $0.3 million for the period January 1, 2015 through March 31, 2015 for DigiCore employees expected to be granted Novatel stock options on the closing date.

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# Novatel Wireless, Inc.

***IMPORTANT SPECIAL MEETING INFORMATION***

ENDORSEMENT_LINE______________ SACKPACK_____________

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## Electronic Voting Instructions

### Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

**Proxies submitted by the Internet or telephone must be received by 1:00 AM, Pacific Time, on August 31, 2015.**

### Vote by Internet

- Go to **www.investorvote.com/NVTL**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

### Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

## Special Meeting Revocable Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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## A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

## B Non-Voting Items

**Change of Address** — Please print new address below.

**Meeting Attendance**
Mark box to the right if you plan to attend the Special Meeting. ☐

## C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date this Proxy and sign your name as it appears on your stock certificate. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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**Important notice regarding the Internet availability of proxy materials for the Special Meeting of stockholders. The Proxy Statement is available at: www.nvtl.com/proxymaterials**

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

## REVOCABLE PROXY — Novatel Wireless, Inc.

## Special Meeting of Stockholders — August 31, 2015

### THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Novatel Wireless, Inc. (the "Company") acknowledges receipt of a copy of the Proxy Statement, dated July 30, 2015, and, revoking any proxy heretofore given, hereby appoints Alex Mashinsky and Michael Newman, and each of them, the proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held on Monday, August 31, 2015, at 2:00 p.m., local time, at Novatel Wireless, Inc., 9645 Scranton Road, Suite 205, San Diego, CA 92121, and any adjournments or postponements thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as set forth herein.

**When properly executed, this Proxy will be voted as directed herein or, if not otherwise indicated, will be voted FOR Proposals 1 and 2. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.**

**Please complete, sign, date and return this Proxy as promptly as possible in the postage-paid return envelope provided.**